UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-164120
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 11	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-04460
Amendment No. 183	☑
(Check appropriate box or boxes.)
Nationwide Provident VLI Separate Account 1

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Mark Howard, Executive Vice President, Chief Legal and Governance Officer,
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2016

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□ immediately upon filing pursuant to paragraph (b)
☑ on May 1, 2016 pursuant to paragraph (b)
□ 60 days after filing pursuant to paragraph (a)(1)
□ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Options Premier
Individual Flexible Premium Adjustable Variable Life Insurance Policy
issued by
Nationwide Life Insurance Company
through its
Nationwide Provident VLI Separate Account 1
Service Center: P.O. Box 182928, Columbus, Ohio 43218-2928
Corporate Headquarters: One Nationwide Plaza, Columbus, Ohio 43215
Telephone: 1-800-688-5177
Fax: 1-888-677-7393
www.nationwide.com
Prospectus: May 1, 2016
This Prospectus describes an Individual Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by Nationwide Life Insurance Company ("NLIC"), see Nationwide Life Insurance Company. The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policy owner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new Policies will be sold, but agents may continue to accept additional premium on existing Policies.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
After certain deductions are made, Net Premiums are allocated to the Separate Account. The Separate Account is divided into subaccounts (the "Subaccounts"), which invest in shares of a designated corresponding investment portfolio ("Portfolio") that is part of one of the mutual fund companies (the "Funds") listed below, see Appendix A: Portfolio Information. For more information refer to the Fund's prospectus.
•	Alger Portfolios
•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	BlackRock Variable Series Funds, Inc.
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Invesco
•	Ivy Funds Variable Insurance Portfolios
•	Janus Aspen Series
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	The Universal Institutional Funds, Inc.
•	VanEck VIP Trust
•	Wells Fargo Variable Trust

You can allocate your Policy's values to:
•	the Separate Account, which invests in the Portfolios listed on the next page; or

•	the Guaranteed Account, which credits a specified rate of interest.
A prospectus for each of the Portfolios available through the Separate Account must accompany this prospectus. Read these documents before investing and save them for future reference.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. You should read your Policy along with this prospectus.

Table of Contents (continued)

Policy Benefits/Risks Summary
The Policy is an Individual Flexible Premium Adjustable Variable Life Insurance Policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums the Owner pays, the Policy fees and charges NLIC deducts, and the effect of any Policy transactions (such as transfers, withdrawal of excess Policy Account Value, and loans). NLIC does not guarantee any minimum Policy Account Value. The Owner could lose some or all of his or her money.
This summary describes the Policy's benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Definitions at the end of the prospectus define certain words and phrases used in this prospectus.
Policy Benefits
Death Benefit
Insurance Proceeds
NLIC pays Insurance Proceeds to the Beneficiary upon due proof of death of the Insured. The Insurance Proceeds equal the death benefit and any additional insurance provided by Rider less any Indebtedness and unpaid Monthly Deductions.
Death Benefit Option A and Option B
In the Application, the owner chose between two death benefit options under the Policy. NLIC will not issue the Policy until a death benefit option has been elected. NLIC calculates the amount available under each death benefit option as of the Insured's date of death.
Death Benefit Option A is equal to the greater of:
•	the Face Amount (which is the amount of insurance selected); or
•	the Policy Account Value multiplied by the applicable percentage listed in the table below.
Death Benefit Option B is equal to the greater of:
•	the Face Amount plus the Policy Account Value; or
•	the Policy Account Value multiplied by the applicable percentage listed in the table below.
Attained Age	Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
Attained Age	Percentage
65	120%
70	115%
75 through 90	105%
95 through 99	100%

For Attained Ages not shown, the percentages decrease pro rata for each full year.
Change in Death Benefit Option and Face Amount
After the first Policy Year and at least 12 months after any increase in Face Amount, an Owner may change death benefit options while the Policy is in force. Also, after the 1st Policy Year, an Owner may change the Face Amount subject to certain conditions. NLIC applies a charge for increases in Face Amount, and may apply a surrender charge and/or additional surrender charge for decreases in Face Amount. A change in death benefit option or Face Amount may have tax consequences.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, an Owner may receive accelerated payment of part of the death benefit if the Insured develops a terminal illness or, for Policies issued before April 9, 2001, or the date of state approval, if later, is permanently confined to a nursing care facility. NLIC will deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.

Long-Term Care Benefit
Under the Long-Term Care Benefit Riders, an Owner may receive periodic payments of a portion of the death benefit and a waiver of Monthly Deductions if the Insured becomes chronically ill. NLIC imposes a monthly charge with the election of any of these Riders. There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. Owners should consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Policy Cancellation, Surrender, and Partial Withdrawals
Policy Cancellation
When the Policy is received, a 10-day "free look" period begins. The Policy may be returned during this period for a refund. A Free Look Period, for the increase, also begins when a requested increase in Face Amount is issued.
Surrender
At any time while the Policy is in force, an Owner may make a written request, by submitting a Surrender form to the Service Center to Surrender the Policy and receive the Net Cash Surrender Value. A Surrender may have tax consequences.
Partial Withdrawal
After the first Policy Year, an Owner may make a Written Request to withdraw part of the Net Cash Surrender Value, subject to the following rules. Partial withdrawals may have tax consequences.
•	The request must be for at least $1,500.
•	For each partial withdrawal, NLIC deducts a $25 fee from the remaining Policy Account Value.
•	If death benefit Option A is in effect, NLIC will reduce the Face Amount by the amount of the partial withdrawal.
•	Unless specified otherwise, NLIC will deduct the requested partial withdrawal and partial withdrawal charge from the Subaccounts and the Guaranteed Account in proportion to the value in each account.
Transfers
The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account. If the Owner makes more than 12 transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred, see Transfers. NLIC may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited to up to 25% of the Guaranteed Account Value. Transfers between and among the Subaccounts or into the Guaranteed Account are made as of the date NLIC receives the request at the Service Center. NLIC requires the minimum amount an Owner may transfer from a Subaccount or the Guaranteed Account is the lesser of $1,000 or the total value in the Subaccount or Guaranteed Account.
Loan Privilege
The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear a maximum annual interest rate of 6% ("charged interest rate"), payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time while the Insured is alive and the Policy is in force. NLIC credits interest on amounts in the Loan Account ("earned interest rate") and guarantees that the annual earned interest rate will not be lower than 4%. NLIC currently credits an earned interest rate of 4% to amounts in the Loan Account until the 10th Policy Anniversary or Attained Age 60, whichever is later, and 5.75% annually thereafter. As collateral for the loan, NLIC transfers an amount equal to the loan (adjusted by the earned interest rate and the charged interest rate to the next Policy Anniversary) from the Separate Account and Guaranteed Account to the Loan Account on a pro rata basis, unless otherwise specified by the Owner.
Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences, see Tax Treatment of Policy Benefits.

Personalized Illustrations
Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.
Policy Risks
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, even if he or she pays additional premiums.
Frequent trading in the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions and short-term trading fees. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
If an Owner allocates Net Premiums to the Guaranteed Account, NLIC will credit the Policy Account Value (in the Guaranteed Account) with a declared rate of interest. The Owner assumes the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Unfavorable Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Poor Investment Experience and the deduction of policy and Sub-Account charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage.
Note: The Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet the Owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Increase in Current Fees and Charges
Certain fees and charges are currently assessed at less than their maximum levels. NLIC may increase these current charges in the future up to the guaranteed maximum levels. If fees and charges are increased, the Owner may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Risk of Lapse
If Net Cash Surrender Value is insufficient to pay the Monthly Deduction and other charges, the Policy may enter a 61-day Grace Period. NLIC will notify the Owner that the Policy will Lapse unless a sufficient payment is made during the Grace Period. The Policy may also Lapse if Indebtedness reduces the Net Cash Surrender Value to zero. The Policy generally will not Lapse: (1) during the first five Policy Years, or during the first eight Policy Years for Policies issued on or before July 31, 2005, if Premiums (less any Indebtedness and partial withdrawals) are paid in excess of the Minimum Guarantee

Premium; (2) if the Owner purchased a Guaranteed Minimum Death Benefit Rider and meets certain conditions; or (3) if a payment equal to three Monthly Deductions is made before the end of the Grace Period. Subject to certain conditions, a lapsed Policy may be reinstated.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
Withdrawal and Surrender Risks
The surrender charge under the Policy applies for 12 Policy Years after the Policy Date. An additional surrender charge will be applicable for 12 years from the date of any increase in the Face Amount. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLIC designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.
Even if the Owner does not ask to Surrender the Policy, surrender charges and additional surrender charges may play a role in determining whether the Policy will Lapse because surrender charges and additional surrender charges decrease the Net Cash Surrender Value, which is a measure NLIC uses to determine whether the Policy will enter a Grace Period, and may Lapse, see Risk of Lapse. Partial withdrawals are not permitted during the 1st Policy Year, and NLIC will reduce the Face Amount by the amount of the partial withdrawal if death benefit Option A is in effect.
A Surrender or partial withdrawal may have tax consequences.
Loan Risks
A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLIC subtracts the amount of the loan from the Subaccounts as collateral and holds it in NLIC's General Account. This loan collateral does not participate in the investment performance of the Subaccounts. NLIC reduces the amount it pays on the death of the Insured by the amount of any outstanding Policy loans and accrued interest. A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

Fee Table
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each premium payment depending on Insured's state of residence	0-4% of each premium payment, depending on Insured's state of residence
Percent of Premium Charge	Upon receipt of each premium payment	3% of premium payments	1.5% of premium payments
Maximum Deferred Surrender Charge:
Deferred Sales Charge[2]	Upon surrender, lapse, or decrease in Face Amount during the first 12 Policy Years	The lesser of: (1) 35% of all Premiums paid to the date of Surrender or Lapse, or (2) during Policy Years 1-6, 70% of the Target Premium for the Initial Face Amount	The lesser of: (1) 35% of all Premiums paid to the date of Surrender or Lapse, or (2) during Policy Years 1-6, 70% of the Target Premium[3] for the Initial Face Amount
Deferred Administrative Charge[4]	Upon surrender, lapse, or decrease in Face Amount during the first 12 Policy Years	During Policy Years 1-6, $4.90 per $1,000 of Face Amount	During Policy Years 1-6, $4.90 per $1,000 of Face Amount
Maximum Deferred Additional Surrender Charge:
Additional Deferred Sales Charge[5]	Upon surrender, lapse, or decrease in Face Amount during the first 12 years following an increase in Face Amount	The lesser of: (1) 35% of Premiums allocated to the increase in Face Amount, or (2) during the first six years following the effective date of the increase in Face Amount, 70% of the Target Premium for each increase in Face Amount	The lesser of: (1) 35% of Premiums allocated to the increase in Face Amount, or (2) during the first six years following the effective date of the increase in Face Amount, 70% of the Target Premium for each increase in Face Amount
Additional Deferred Administrative Charge[6]	Upon surrender, lapse, or decrease in Face Amount during the first 12 years following an increase in Face Amount	During the first six years following the effective date of each increase in Face Amount, $4.90 per $1,000 for each increase in Face Amount	During the first six years following the effective date of each increase in Face Amount, $4.90 per $1,000 for each increase in Face Amount
Face Amount Increase Charge[7]	Upon increase in Face Amount	$60.00 plus $3.00 per $1,000 of Face Amount increase	$0.00
Other Withdrawal/Surrender Fees	Upon partial withdrawal	$25 per withdrawal	$25 per withdrawal
Transfer Fees[8]	Upon transfer	$25 per transfer	$25 per transfer

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Short-Term Trading Fee[9]	Upon transfer of Subaccount value out of a Subaccount within 60 days after allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount
Accelerated Death Benefit Rider	At the time the accelerated death benefit is paid	$250	$100
The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.
Periodic Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance:[10] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $420.82 per $1,000 of Net Amount at Risk[11] per month	$0.04 - $148.28 per $1,000 of net amount at risk per month during Policy Years 1-15
Charge for a male Insured, Attained Age 39, in the nonsmoker Premium Class	On Policy Date and monthly on Policy Processing Day	$0.18 per $1,000 of net amount risk per month	$0.17 per $1,000 of net amount at risk per month
Initial Administrative Charge[12]	On Policy Date and monthly on Policy Processing Day	$5	$5
Monthly Administrative Charge	On Policy Date and monthly on Policy Processing Day	$12	$11.00 [13]
Mortality and Expense Risk Charge[14]	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount in which the owner is invested	Annual rate of 0.75% of the average daily net assets of each Subaccount in which the owner is invested
Loan Interest Charge[15]	On Policy Anniversary or earlier, as applicable[16]	Annual rate of 6.00% of the loan amount	Annual rate of 6.00% of the loan amount
The next table describes the fees and expenses associated with riders that a policy owner will pay periodically while the policy is in force, not including Portfolio operating expenses.
Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Charges:[17]
Additional Insurance Benefit Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	$0.09 - $420.82 per $1,000 of Rider coverage amount per month	$0.02 - $115.10 per $1,000 of Rider coverage amount per month

Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Charge for a male Insured, Attained Age 44, in the nonsmoker Premium Class	On Rider Policy Date and monthly on Policy Processing Day	$0.26 per $1,000 of Rider coverage amount per month	$0.10 per $1,000 of Rider coverage amount per month
Change of Insured Rider	N/A	None	None
Children's Term Insurance Rider	On rider policy date and monthly on Policy Processing Day	$0.52 per $1,000 of rider coverage amount per month	$0.52 per $1,000 of rider coverage amount per month
Convertible Term Life Insurance Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	$0.09 - $420.82 per $1,000 of Rider coverage amount per month	$0.06 - $113.17 per $1,000 of Rider coverage amount per month
Charge for a female Insured, Attained Age 39, in the nonsmoker Premium Class	On Rider Policy Date and monthly on Policy Processing Day	$0.16 per $1,000 of Rider coverage amount per month	$0.11 per $1,000 of Rider coverage amount per month
Disability Waiver Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	$0.01 - $1.76 per $1,000 Net Amount at Risk per month	$0.01 - $1.76 per $1,000 Net Amount at Risk per month
Charge for an Insured, Attained Age 39	On rider policy date and monthly on Policy Processing Day	$0.01 per $1,000 Net Amount at Risk per month	$0.01 per $1,000 Net Amount at Risk per month
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	2% - 23.2% of the monthly benefit amount per month	2% - 23.2% of the monthly benefit amount per month
Charge for an Insured, Issue Age 32	On rider policy date and monthly on Policy Processing Day	2.8% of the monthly benefit amount per month	2.8% of the monthly benefit amount per month
Final Policy Date Extension Rider	N/A	None	None
Guaranteed Minimum Death Benefit Rider	On Rider Policy Date and monthly on Policy Processing Day	$0.01 per $1,000 of Face Amount per month	$0.01 per $1,000 of Face Amount per month
Long-Term Care Benefit Riders:
1. Long-Term Care Acceleration Benefit Rider[18] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.02 [19] - $3.24[20] per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55 with a 4% Acceleration Benefit Rider	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.20 per $1,000 of Net Amount at Risk per month
2. Long-Term Care Waiver Benefit Rider[21] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 - $3.47 per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 per $1,000 Net Amount at Risk per month

Periodic Charges For Riders
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
3. Long-Term Care Extended Insurance Benefit Rider[22] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 [23] - $8.72[24] per $1,000 of rider coverage amount per month
Charge for a male Insured, Issue Age 55 with a 4% Extended Insurance Benefit Rider, assuming no inflation or nonforfeiture protection (as described in the Rider), and assuming lifetime payments	On Rider Policy Date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.28 per $1,000 of Rider coverage amount per month
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
1.	NLIC does not deduct a premium tax charge in jurisdictions that impose no premium tax. Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%.
2.	Beginning in year 7, the deferred sales charge decreases each Policy Year to 0% after the 12th Policy Year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
3.	The Target Premium varies based on the Insured's Issue Age, sex, Premium Class, and initial Face Amount (or increase in Face Amount). The maximum Target Premium for any Policy is $54 per $1,000 of Face Amount.
4.	Beginning in year 7, the deferred administrative charge decreases each Policy Year to $0 after the 12th Policy Year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
5.	Beginning in the 7th year following an increase in Face Amount, the additional deferred sales charge decreases each year to 0% after the 12th year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
6.	Beginning in the 7th year following an increase in Face Amount, the additional deferred administrative charge decreases each year to $0 after the 12th year. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
7.	The $0.00 current charge applies to increases made on or after July 25, 2007, for all policies. NLIC may begin taking a current charge again at any time on a prospective basis for face amount increase.
8.	NLIC does not assess a transfer charge for the first 12 transfers each Policy Year.
9.	The Short-Term Trading Fee is only assessed in connection with those Portfolios that assess a redemption fee to the Variable Account. Sub-Accounts that may assess a Short-Term Trading Fee are identified in the Appendix A: Portfolio Information section of this prospectus.
10.	Cost of insurance charges vary based on the Insured's Attained Age, sex, Premium Class, Policy Year, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges the owner will pay. The Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to the Policy, and more detailed information concerning cost of insurance charges is available on request from the Service Center. Also, before purchasing the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested.
11.	The net amount at risk is equal to the death benefit on the Policy Processing Day minus the Policy Account Value on the Policy Processing Day.
12.	NLIC only deducts the initial administrative charge on the first 12 Policy Processing Days.
13.	Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the Current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York.
14.	The mortality and expense risk charge may be offset by the Special Policy Account Value Credit, which is an amount added to the Policy Account Value in the Subaccounts under certain conditions, see Policy Account Values.
15.	The maximum guaranteed net cost of loans is 2.00% annually (e.g., the difference between the amount of interest NLIC charges for a loan [6.00% annually] and the amount of interest NLIC credits to the Loan Account [guaranteed not be lower than 4.00% annually]). After offsetting the 5.75% interest NLIC currently credits to the Loan Account after the first 10 policy Years or until Attained Age 60, whichever is later, the net cost of loans is 0.25% annually.
16.	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, Lapse, Surrender, Policy termination, or the Insured's death.
17.	Charges for the Additional Insurance Benefit Rider, Convertible Term Rider, Disability Waiver Benefit Rider, Disability Waiver of Premium Benefit Rider, and Long-Term Care Benefit Riders may vary based on the Insured's Issue or Attained Age, sex, Premium

Class, Policy Year, Face Amount, and net amount at risk. Charges based on Attained Age may increase as the Insured ages. The Rider charges shown in the table may not be typical of the charges the owner will pay. The Policy's specifications page will indicate the Rider charges applicable to the Policy, and more detailed information concerning these Rider charges is available on request from the Service Center. Also, before purchasing the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested.
18.	NLIC may increase the rates for the Long-Term Care Acceleration Benefit Rider charge on a class basis. NLIC waives this Rider's charge during the time NLIC pay benefits under the Rider.
19.	Based on the selection of the 2% Long-Term Care Acceleration Benefit Rider.
20.	Based on the selection of the 4% Long-Term Care Acceleration Benefit Rider.
21.	NLIC may increase the rates for the Long-Term Care Waiver Benefit Rider charge on a class basis.
22.	We may increase the rates for the Long-Term Care Extended Insurance Benefit Rider charge on a class basis. We waive this Rider's charge during the time we pay benefits under the Rider.
23.	Based on the selection of the 2% Long-Term Care Extended Insurance Benefit Rider, without inflation or nonforfeiture protection (as described in the Rider), and with a fixed extension period.
24.	Based on the selection of the 4% Long-Term Care Extended Insurance Benefit Rider, with inflation and nonforfeiture protection (as described in the Rider), and with a lifetime extension period.
The following table shows the minimum and maximum Total Annual Portfolio Operating Expenses, as of December 31, 2013, that an Owner will pay periodically during the time that he or she owns the Policy. The table does not reflect Short-Term Trading Fees. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.26%	1.73%
The minimum and maximum Portfolio operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some Portfolios. Therefore, actual expenses could be lower. Refer to the Portfolio prospectuses for specific expense information.
The Policy
Purchasing a Policy
To purchase a Policy, a prospective owner must submit a completed Application and an initial Premium to the Service Center through any licensed life insurance agent who is appointed by NLIC and who is also a registered representative. If the Application and/or initial Premium is submitted to the agent, NLIC will not begin processing the purchase order until the Application and initial Premium are received from the agent's broker-dealer. This prospectus discloses all material provisions of the Policy. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations.
The minimum Initial Face Amount is $50,000 for all Premium Classes except preferred, and $100,000 for the preferred Premium Class. NLIC reserves the right to modify the minimum Face Amount on a prospective basis to newly issued Policies at any time.
Generally, the Policy is available for Insureds between Issue Ages one through 85. NLIC can provide prospective owners with details as to the NLIC underwriting standards upon application for a policy. The benefits described in the policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our NLIC’s underwriting and approval. NLIC reserves the right to reject any application for any reason permitted by law. Additionally, NLIC reserves the right to modify underwriting standards on a prospective basis to newly issued policies at any time.
To the extent permitted by law, Policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors, except as may be provided by assignment.

It is important to remember the portion of any amounts allocated to the general account and any guaranteed benefits NLIC may provide under the policy exceeding the value of amounts held in the separate account are subject to NLIC’s claims paying ability.
Any money NLIC pays, or that is paid to NLIC, must be in the currency of the United States of America.
In order to comply with the USA Patriot Act and rules promulgated thereunder, NLIC has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
NLIC’s businesses are highly dependent upon its computer systems and those of its business partners. This makes NLIC potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by NLIC, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede NLIC’s ability to electronically interact with service providers. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries, and other service providers may adversely affect NLIC and Policy Account Values. In connection with any such cyber-attacks, NLIC and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although NLIC undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that NLIC, its service providers, or the underlying mutual funds will avoid losses affecting the Policy due to cyber-attacks or information security breaches in the future.
In the event that Policy Account Values are adversely affected as a result of the failure of NLIC’s cyber-security controls, NLIC will take reasonable steps to restore Policy Account Values to the levels that they would have been had the cyber-attack not occurred. NLIC will not, however, be responsible for any adverse impact to Policy Account Values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
Replacement of Existing Insurance
It may not be in the best interest of the policy owner to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Prospective policy owners should compare existing insurance and the Policy carefully. Prospective owners should replace existing insurance only when it is determined that the Policy is better for him or her. Policy owners may have to pay a surrender charge on existing insurance, and the Policy will impose a new surrender charge period. Consult a financial professional or tax advisor to make sure the exchange will be tax-free. Surrendering the existing policy for cash and then buying the Policy may result in payment of a tax, including possibly a penalty tax, on the Surrender. Because NLIC will not issue the Policy until an initial Premium has been received from the owner’s existing insurance company, the issuance of the Policy may be delayed.
When Insurance Coverage Takes Effect
NLIC will issue the Policy only if the underwriting process has been completed, the Application has been approved, and the proposed Insured is alive and in the same condition of health as described in the Application. However, full insurance coverage under the Policy will take effect only if the Minimum Initial Premium also has been paid. NLIC begins to deduct monthly charges from the Policy Account Value on the Policy Issue Date.
NLIC may provide temporary insurance coverage before full insurance coverage takes effect, subject to underwriting rules and Policy conditions. The amount of temporary insurance coverage NLIC provides may be less than the amount of full insurance coverage the owner later receives. If temporary insurance does not take effect, then no insurance shall take effect unless and until: (1) the underwriting process has been completed; (2) the Application has been approved; (3) the Minimum Initial Premium has been paid; and (4) there has been no change in the insurability of any proposed Insured since the date of Application.
Canceling a Policy (Free Look Right)
Initial Free Look
For a limited time, commonly referred to as the "free look" period, the policy may be cancelled for a refund. The free look period expires 10 days after the owner receives the policy, or longer if required by state law.

If an owner decides to cancel the policy during the free look period, he or she should return the policy to the sales representative who sold it or return it to the Service Center along with a written cancellation request. If returned by U.S. mail, the written request must be post-marked by the last day of the free look period. If returned by means other than U.S. mail, the written request must be received by the last day of the free look period. If the Policy was not post-marked, or if it is not received at the Service Center by the close of business on the date the free look period expires, the owner will not be permitted to cancel the Policy free of charge. If the Policy is canceled, NLIC will treat the Policy as if it was never issued.
Within seven days of a cancellation request, NLIC will refund the amount prescribed by law. Depending upon the law in the state you live in, the amount refunded will be the Policy Account Value or, in certain states, the greater of the initial Premium payment or the Policy Account Value.
If the Policy was issued in a state that requires NLIC to refund the initial Premium payment, NLIC will allocate initial Net Premium to the fixed accounts as instructed, but hold all of the initial Net Premium designated to be allocated to the Subaccounts in the available money market Subaccount until the free look period expires. At the expiration of the free look period, NLIC will transfer the variable account Policy Account Value to the Subaccounts based on the allocation instructions in effect at the time of the transfer.
If the policy was issued in a state or territory that requires refund of the Policy Account Value, NLIC will allocate all of the initial Net Premium to the designated Subaccounts and fixed accounts based upon the allocation instructions in effect at that time, at the price next determined.
Free Look for Increase in Face Amount
A Free Look Period also begins if the owner requests an increase in Face Amount. The owner may cancel an increase in Face Amount until 10 days after he or she receives the new Policy schedule pages reflecting the increase. This period will be longer if required by state law. If the owner exercises this right, all Monthly Deductions attributable to the increase plus the Face Amount increase charge will be credited to the Subaccounts and the Guaranteed Account in the same proportion as they were deducted, unless he or she requests a refund of this amount.
Ownership and Beneficiary Rights
The Policy belongs to the owner named in the Application. While the Insured is living, the owner may exercise all of the rights and options described in the Policy. The owner is the Insured unless the Application specifies a different person as the Insured or the owner is changed thereafter. If the owner is not the Insured and dies before the Insured, ownership of the Policy will pass to the owner's estate, unless a contingent owner has been designated. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). The principal rights of the owner include selecting and changing the Beneficiary, changing the owner, and assigning the Policy. Changing the owner or assigning the Policy may result in tax consequences.
The principal right of the Beneficiary is the contingent right to receive the Insurance Proceeds under the Policy.
Modifying the Policy
Any modification or waiver of NLIC’s rights or requirements under the Policy must be in writing and signed by NLIC’s president or a vice president. No agent may bind NLIC by making any promise not contained in the Policy.
Upon notice, NLIC may modify the Policy:
•	to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law or regulation issued by a government agency to which the Policy, our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account's operation.
If NLIC modifies the Policy, NLIC will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, NLIC reserves the right to amend the provision to conform to these laws.

Other Policies
NLIC offers other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect Subaccount performance and Policy Account Value. To obtain more information about these other policies, owners should contact the Service Center or his or her agent.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the Final Policy Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Premiums
Minimum Initial Premium
No insurance will take effect until the Minimum Initial Premium is paid. The health and other conditions of the Insured described in the Application must not have changed during that time.
Premium Flexibility
On application for a Policy, a prospective owner will elect to pay Premiums on a quarterly, semiannual, or annual basis (planned periodic premiums). NLIC will then send a premium reminder notice as each payment becomes "due." However, the owner does not have to pay Premiums according to any schedule. The owner has flexibility to determine the frequency and the amount of the Premiums paid, and can change the planned periodic premium schedule at any time. If a Premium payment is submitted pursuant to a premium reminder notice, the address for payment will be enclosed with the notice. The owner may also send Premium payments to the Service Center, or send additional Premium payments by wire transfer. If the owner submits a Premium payment to his or her agent, NLIC will not begin processing the Premium until it is received it from the owner’s agent's broker-dealer. In the event of an outstanding Policy loan, NLIC will credit all payments sent as loan repayments unless the policy owner provides Written Notice for the payments to be applied as Premium payments. For New York residents, NLIC will credit all payments sent as Premium payments unless provided Written Notice for the payments to be applied as loan repayments. The owner may also choose to have Premium payments automatically deducted monthly from his or her bank account or other source under the automatic payment plan. Payment of the planned periodic Premiums does not guarantee that the Policy will remain in force, see Policy Lapse and Reinstatement.
The owner may not pay any Premiums after the Policy's Final Policy Date. The owner may not pay Premiums less than $20, and NLIC reserves the right to increase this minimum to an amount not exceeding $500 upon 90 days Written Notice. NLIC has the right to limit or refund any Premium or portion of a Premium if:
(1)	the Premium would disqualify the Policy as a life insurance contract under the Code;
(2)	the amount paid is less than the minimum dollar amount allowed (currently $20); or
(3)	the Premium would increase the net amount at risk (unless NLIC is provided with satisfactory Evidence of Insurability).
The policy owner can stop paying Premiums at any time and the Policy will continue in force until the earlier of the Final Policy Date, or the date when either: (1) the Insured dies; (2) the Grace Period ends without a sufficient payment, see Policy Lapse and Reinstatement; or (3) NLIC receives Written Notice requesting a Surrender of the Policy.

Minimum Guaranteed Premium
The Minimum Guarantee Premium is the monthly premium amount necessary to guarantee insurance coverage during the first five Policy Years, or during the first eight Policy Years for policies issued on or before July 31, 2005. The Policy's specifications page will show a Minimum Guarantee Premium amount for the Policy, which is based on the Insured's Issue Age, sex, Premium Class, Face Amount, and Riders. The Minimum Guarantee Premium will increase if the owner increases the Face Amount or adds supplemental benefits to the Policy. The Minimum Guarantee Premium will decrease for any supplemental benefit the owner decreases or discontinues. The Minimum Guarantee Premium will not decrease if the owner decreases the Face Amount, see Death Benefit.
Premium Limitations
The Code provides for exclusion of the death benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a policy exceed these limits. NLIC has established procedures to monitor whether aggregate Premiums paid under a Policy exceed those limits. If a Premium is paid which would result in total Premiums exceeding these limits, NLIC will accept only that portion of the Premium that would make total Premiums equal the maximum amount that may be paid under the Policy. NLIC will send notification of available options with regard to the excess Premium. If a satisfactory arrangement is not made, NLIC will refund this excess. If total Premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's cash surrender value (i.e., the Policy Account Value less any surrender charges or additional surrender charges) should still be excludable from gross income.
The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum premium limitations.
Refund of Excess Premium for Modified Endowment Contracts
At the time a Premium is credited which would cause the Policy to become a MEC, NLIC will notify the owner that the Policy will become a MEC unless a refund of the excess Premium is requested within 30 days after receiving the notice. If a refund is requested, NLIC will deduct the Policy Account Value attributable to the excess Premium, including any interest or earnings on the excess Premium, from the Subaccounts and/or the Guaranteed Account in the same proportion as the Premium was initially allocated to the Subaccounts and/or the Guaranteed Account. The excess Premium paid, including any interest or earnings on the excess Premium, will be returned, see Federal Tax Considerations.
Tax-Free Exchanges (1035 Exchanges)
NLIC may accept as part of initial Premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Consult a tax advisor to discuss the potential tax effects of such a transaction.
Allocating Premiums
When applying for a Policy, prospective owners must instruct NLIC in the Application to allocate Net Premium to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account according to the following rules:
•	allocation percentages must be in whole numbers and the sum of the percentages must equal 100%;
•	NLIC will allocate the Net Premium as of the Valuation Day it is received at the Service Center according to the owner’s current premium allocation instructions, unless otherwise specified; and
•	changes to the allocation instructions for additional Net Premiums without charge must be provided by Written Notice. Any change in allocation instructions will be effective on the Valuation Day NLIC records the change.
Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. Policy owners bear the entire investment risk for amounts allocated to the Subaccounts. The policy owner should periodically review his or her allocation schedule in light of market conditions and overall financial objectives.
Delay in Allocation
Certain states require refund of all payments less any partial withdrawals and Indebtedness, in the event a policy owner cancels the Policy during the Free Look Period, see Canceling a Policy (Free Look Right). In those states, any Premiums a policy owner requests be allocated to Subaccount(s) which are received at the Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date NLIC receives the Minimum Initial Premium will be allocated to the Money Market Subaccount. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the Application. NLIC invests all Net Premiums paid thereafter based on the allocation percentages then in effect.
Policy Account Values
Policy Account Value
The Policy Account Value serves as the starting point for calculating values under a Policy.
Policy Account Value:
•	equals the sum of all values in the Guaranteed Account, the Loan Account, and in each Subaccount;
•	is determined first on the Policy Date and then on each Valuation Day; and
•	has no guaranteed minimum amount and may be more or less than Premiums paid.
Policy Account Value varies from day to day, depending on the investment performance of the Subaccounts chosen, interest NLIC credits to the Guaranteed Account, charges deducted by NLIC, and any other transactions (e.g., transfers, partial withdrawals, and loans). NLIC does not guarantee a minimum Policy Account Value.
Net Cash Surrender Value
The Net Cash Surrender Value is the amount NLIC pays to the policy owner when the policy is Surrendered. NLIC determines the Net Cash Surrender Value at the end of the Valuation Period when the written Surrender request is received at the Service Center.
Net Cash Surrender Value at the end of any Valuation Day equals:
•	the Policy Account Value as of such date; minus
•	any surrender charge or additional surrender charge as of such date; minus
•	any outstanding Indebtedness.
Subaccount Value
At the end of any Valuation Period, the Subaccount value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.
The number of units in any Subaccount at the end of any Valuation Day equals:
•	the initial units purchased at the unit value on the Policy Issue Date; plus
•	units purchased with additional Net Premiums; plus
•	units purchased with Special Policy Account Value Credits, see Policy Account Values; plus
•	units purchased via transfers from another Subaccount, the Guaranteed Account, or the Loan Account; minus
•	units redeemed to pay for Monthly Deductions; minus
•	units redeemed to pay for partial withdrawals; minus
•	units redeemed as part of a transfer to another Subaccount, the Guaranteed Account, or the Loan Account.
Every time money is allocated or transfered to or from a Subaccount, NLIC converts that dollar amount into units. NLIC determines the number of units credited to, or subtracted from, the Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period in which the transaction request is received.
Unit Value
NLIC determines a unit value for each Subaccount to reflect how investment performance affects the Policy Account Value. Unit values will vary among Subaccounts. The unit value may increase or decrease from one Valuation Period to the next.
The unit value of any Subaccount at the end of any Valuation Day equals:

•	the unit value of the Subaccount on the immediately preceding Valuation Day; multiplied by
•	the net investment factor for that Subaccount on that Valuation Day.
The net investment factor:
•	measures the investment performance of a Subaccount from one Valuation Period to the next;
•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and
•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the mortality and expense risk charge.
Guaranteed Account Value
On the Policy Issue Date, the Guaranteed Account value is equal to the Net Premiums allocated to the Guaranteed Account, less the portion of the first Monthly Deduction taken from the Guaranteed Account.
The Guaranteed Account value at the end of any Valuation Day is equal to:
•	the Net Premium(s) allocated to the Guaranteed Account; plus
•	any amounts transferred to the Guaranteed Account (including amounts transferred from the Loan Account); plus
•	interest credited to the Guaranteed Account; minus
•	amounts deducted to pay for Monthly Deductions; minus
•	amounts withdrawn from the Guaranteed Account; minus
•	amounts transferred from the Guaranteed Account to a Subaccount or to the Loan Account.
Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows:
•	for amounts in the Guaranteed Account for the entire Policy month, interest will be credited from the beginning to the end of the Policy month;
•	for amounts allocated to the Guaranteed Account during the prior Policy month, interest will be credited from the date the Net Premium or loan repayment is allocated to the end of the Policy month;
•	for amounts transferred to the Guaranteed Account during the prior Policy month, interest will be credited from the date of the transfer to the end of the Policy month;
•	for amounts deducted or withdrawn from the Guaranteed Account during the prior Policy month, interest will be credited from the beginning of the prior Policy month to the date of deduction or withdrawal.
Special Policy Account Value Credit
The Special Policy Account Value Credit is an amount added to the Policy Account Value in the Subaccounts on each Policy Processing Day, either: (1) after the Policy has been in force for at least 15 years; or (2) when the Policy Account Value less the Loan Account value equals or exceeds $100,000.
Special Policy Account Value Credit is equal to 0.03% (0.36% annually) multiplied by the Policy Account Value in the Subaccounts.
The Special Policy Account Value Credit is intended to offset a portion of the mortality and expense risk charge.
Death Benefit
Insurance Proceeds
As long as the Policy is in force, NLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of satisfactory proof of the Insured's death. NLIC may require the owner to return the Policy. NLIC will pay the Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary dies before the Insured, NLIC will pay the Insurance Proceeds in a lump sum to the Insured's estate, see Death Benefit.
Insurance Proceeds equal:
•	the death benefit (described below); plus

•	any additional insurance provided by Rider; minus
•	any unpaid Monthly Deductions; minus
•	any outstanding Indebtedness.
If all or part of the Insurance Proceeds are paid in one sum, NLIC will pay interest on this sum at the annual rate of 3% or any higher rate as required by applicable state law from the date of the Insured's death to the date of payment.
An increase in the Face Amount will increase the death benefit, and a decrease in the Face Amount will decrease the death benefit.
NLIC may further adjust the amount of the Insurance Proceeds under certain circumstances.
Death Benefit Options
In the Application, the owner may choose between two death benefit options: Option A and Option B. NLIC calculates the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Net Cash Surrender Value, see Policy Lapse and Reinstatement.
The death benefit under Option A is the greater of:
•	the Face Amount; or
•	the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death) multiplied by the applicable percentage listed in the following table.
The death benefit under Option B is the greater of:
•	the Face Amount plus the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death); or
•	the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death) multiplied by the applicable percentage listed in the following table.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	65	120%
45	215%	70	115%
50	185%	75 through 90	105%
55	150%	95 through 99	100%
60	130%
For Attained Ages not shown, the percentages decrease pro rata for each full year.
Which Death Benefit Option to Choose
If the owner prefers to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, the owner should choose Option B. If the owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have Premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the owner should choose Option A.
The amount of the death benefit may vary with the Policy Account Value.
•	under Option A, the death benefit will vary with the Policy Account Value whenever the Policy Account Value multiplied by the applicable percentage is greater than the Face Amount.
•	under Option B, the death benefit will always vary with the Policy Account Value.
Changing Death Benefit Options
After the first Policy Year or 12 months after a Face Amount increase, the owner may change death benefit options without Evidence of Insurability and with no additional charge while the Policy is in force. Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, NLIC will not permit any change that would result in the Policy being disqualified as a life insurance contract under Section 7702 of the Code. Consult a tax advisor before changing death benefit options.

Changing the Face Amount
The owner selects the Face Amount when on application for the Policy. After the 1st Policy Year, the owner may change the Face Amount subject to the following conditions. NLIC may require return of the Policy to make a change. NLIC will not permit any change that would result in the Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Face Amount may have tax consequences. Consult a tax advisor.
Increasing the Face Amount
•	the owner may increase the Face Amount by submitting a written Application and providing satisfactory Evidence of Insurability to the Service Center.
•	on the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the charge for the increase. If not, the increase will not occur until sufficient additional Premium is paid to increase the Net Cash Surrender Value. An increase will be effective on the Policy Processing Day on or next following the date NLIC approves your Application, provided any necessary Premium has been received to make the change.
•	NLIC applies a Face Amount increase charge. Further, each increase in Face Amount will begin a 12-year period during which additional surrender charges will apply if the policy is Surrendered.
•	the minimum increase is $25,000. The Face Amount may not be increased after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period.
•	increasing the Face Amount during the first five Policy Years or during the first eight Policy Years for policies issued on or before July 31, 2005 or purchasing the Guaranteed Minimum Death Benefit Rider will increase the Minimum Guarantee Premium.
•	the total net amount at risk will be affected, which will increase the monthly cost of insurance charges. A different cost of insurance charge may apply to the increase in Face Amount, based on the Insured's circumstances at the time of the increase.
Decreasing the Face Amount
•	the owner must submit a Written Request to decrease the Face Amount, but he or she may not decrease the Face Amount below the minimum Initial Face Amount. The decrease must be for at least $25,000. A decrease is not allowed for 12 months following an increase in Face Amount.
•	any decrease will be effective on the Policy Processing Day on or next following the date NLIC approves the request.
•	decreasing the Face Amount may result in a surrender charge or additional surrender charge, which will reduce Policy Account Value.
•	a decrease in Face Amount generally will decrease the net amount at risk, which, in turn, will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge and any surrender charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.
•	NLIC will not allow a decrease in Face Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.
•	decreasing the Face Amount will not affect the Minimum Guarantee Premium, unless the owner has elected the Guaranteed Minimum Death Benefit Rider.
Settlement Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available upon request from the Service Center.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, the owner may receive an accelerated payment of part of the Policy's death benefit in the form of a Policy loan when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Policies issued before April 9, 2001, or the date of state approval, if later, accelerated payments of part of the Policy’s Death Benefit also may be payable if the Insured either developed a terminal illness or has been confined to a nursing care facility for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional or recurring charge for this Rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding policy loan and on the Death Benefit lien. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Long-Term Care Benefits
NLIC offers three Long-Term Care Benefit Riders under the Policy: the Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider"), the Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider"), and the Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider"). If the owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider is also added. The owner may also add the LTC Extended Rider. The owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
Under these Riders, the owner may receive periodic payments of a portion of the death benefit if the Insured becomes "chronically ill" so that the Insured:
•	is unable to perform at least two activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or
•	requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.
The Long-Term Care Benefit Riders also provide for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date, as well as a residual death benefit.
Additionally, these Riders provide for periodic reimbursements of expenses incurred for qualified long-term care services following the full payment of the acceleration death benefit.
Each of the Long-Term Care Benefit Riders imposes a monthly charge on either the net amount at risk under the Policy or the coverage amount of the Rider. Depending on the Rider, the charge may be at a rate that varies based on the Attained Age and sex of the Insured and increases annually as the Insured ages, or may be level for the duration of the Rider and based on the Attained Age of the Insured when the Rider is issued. If the owner increases the Rider coverage amount, a new charge, based on the Attained Age of the Insured at that time, may apply to the increase. NLIC may increase the rates for these charges on a specific class or classes of Policies. Once NLIC begins to pay benefits, NLIC waive the charge under certain of the Riders until the Insured no longer qualifies for Rider benefits and is not chronically ill.
There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. NLIC believes that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Code. The exclusion of the LTC Acceleration Rider and the LTC Extended Rider benefit payments from taxable income, however, is contingent on each Rider meeting specific requirements under the Code. While guidance is limited, NLIC believse that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.
The owner will be deemed to have received a distribution for tax purposes each time a deduction is made from the Policy Account Value to pay charges for the LTC Acceleration Rider or the LTC Extended Rider. The distribution generally will be taxed in the same manner as any other distribution under the Policy. In addition, the implications to the Policy's continued qualification as a life insurance contract for federal tax purposes due to any reductions in death benefits under the Policy resulting from a benefit payment under the LTC Acceleration Rider are unclear. Consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Surrenders and Partial Withdrawals
Surrenders
The owner may request to Surrender the Policy for its Net Cash Surrender Value as calculated at the end of the Valuation Day when NLIC receives the request, subject to the following conditions:

•	The owner must complete and sign a surrender form and send it to the Service Center. The owner may obtain the surrender form by calling (800) 688-5177.
•	the Insured must be alive and the Policy must be in force when the request is made, and the request must be made before the Final Policy Date. NLIC may require return of the Policy.
•	if the Policy is Surrendered during the first 12 Policy Years (or during the first 12 years after an increase in the Face Amount), the owner will incur a surrender charge, see Charges and Deductions.
•	Once the Policy is Surrendered, all coverage and other benefits under it cease and cannot be reinstated.
•	NLIC generally will pay the Net Cash Surrender Value to you in a lump sum within seven days after NLIC receives your completed, signed surrender form unless the owner requests other arrangements. NLIC may postpone payment of Surrenders under certain conditions.
A Surrender may have tax consequences, see Federal Tax Considerations.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions.
Policy Restoration after a Surrender
Prior to the Insured's death, NLIC will permit restoration of a surrendered policy pursuant to the established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges.
For additional information and a description of our current policy restoration requirements and procedures see the Policy Restoration Procedure section of the Statement of Additional Information to this prospectus or contact the Service Center. The Statement of Additional Information is available free of charge and can be obtained using the Service Center contact information on the front page of this prospectus.
Partial Withdrawals
After the first Policy Year, the owner may make a Written Request to withdraw part of the Net Cash Surrender Value subject to certain conditions. NLIC will process each partial withdrawal at the unit values next determined after receipt the request. NLIC generally will pay a partial withdrawal request within seven days after the Valuation Day, on which NLIC receives the request. NLIC may postpone payment of partial withdrawals under certain conditions.
Rules for Partial Withdrawals
•	the request must be for at least $1,500.
•	for each partial withdrawal, NLIC deducts a $25 fee from the remaining Policy Account Value, see Charges and Deductions.
•	the Insured must be alive and the Policy must be in force when the request is made, and this request must be made before the Final Policy Date.
•	The owner can specify the Subaccount(s) from which to make the partial withdrawal but may not specify that the partial withdrawal be deducted from the Guaranteed Account. If no specification is made, NLIC will deduct the amount (including any fee) from the Subaccounts and the Guaranteed Account on a pro rata basis (that is, based on the proportion that each Subaccount value and the Guaranteed Account value bears to the unloaned Policy Account Value).
•	No partial withdrawals may be taken if, or to the extent that, the partial withdrawal would reduce the Face Amount below the minimum Face Amount.
Effect of Partial Withdrawals
•	a partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge, see Charges and Deductions.

•	if death benefit Option A is in effect, NLIC will reduce the Face Amount by the amount of the partial withdrawal (including the partial withdrawal charge). Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the next most recent increases in succession, and lastly, the Initial Face Amount.
•	if the owner purchased an Additional Insurance Benefit Rider, partial withdrawals first decrease the Policy's Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) and then the Rider coverage amount.
•	if a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, NLIC will not allow the partial withdrawal.
A partial withdrawal may have tax consequences, see Federal Tax Considerations.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions.
Transfers
The owner may make transfers between and among the Subaccounts and the Guaranteed Account. NLIC determines the amount available for transfers at the end of the Valuation Period when the request is received. The following features apply to transfers under the Policy:
•	The minimum transfer is $1,000, or the total value in the Subaccount or Guaranteed Account, if less.
•	NLIC deducts a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Some transfers do not count as transfers for the purpose of assessing the transfer charge, see Transfers from the Guaranteed Account.
•	NLIC may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners, see Disruptive Trading.
•	NLIC considers each telephone, fax, email, or Written Request to be a single transfer, regardless of the number of Subaccounts (or Guaranteed Account) involved.
•	NLIC processes transfers based on unit values determined at the end of the Valuation Day when the transfer request is received at the Service Center. The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 pm, EST), which coincides with the end of each Valuation Period. Therefore, NLIC will process any transfer request received after the close of the regular business session of the New York Stock Exchange, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the New York Stock Exchange.
Disruptive Trading
Neither the Policies nor the Portfolios are designed to support active trading strategies that require frequent movement between or among Subaccounts, sometimes referred to as market-timing, short-term trading, or disruptive trading. NLIC discourages, and will take action to deter, disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners. Short-term trading can result in:
•	the dilution of the value of Policy Owners' interests in the Portfolio;
•	Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and
•	increased administrative costs due to frequent purchases and redemptions.
To protect Policy Owners from the negative impact of these practices, NLIC has implemented, or reserves the right to implement, several processes and restrictions aimed at eliminating the negative impact of disruptive trading strategies. NLIC cannot guarantee that these attempts to deter active trading strategies will be successful. If active trading strategies are not successfully deterred by NLIC’s actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.

Redemption Fees
Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount. The fee is assessed against the amount transferred and is paid to the Portfolio. Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading, see Short-Term Trading Fees.
U.S. Mail Restrictions
NLIC monitors transfer activity in order to identify those who may be engaged in disruptive trading practices. Transaction reports are produced and examined. Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period. NLIC considers each telephone, fax, email, or written request to be a single transfer, regardless of the number of Subaccounts involved.
As a result of this monitoring process, NLIC may restrict the method of communication by which transfer orders will be accepted. In general, NLIC will adhere to the following guidelines:
Trading Behavior	Our Response
six or more transfers in one calendar quarter	NLIC will mail a letter to the Policy Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfers exceed 11 in two consecutive calendar quarters or 20 in one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfers in two consecutive calendar quarters OR More than 20 transfers in one calendar year	NLIC will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
Each January 1st, NLIC will restart the monitoring, so that each Policy starts with zero transfers at the beginning of each calendar year, see Other Restrictions.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple NLIC policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners. NLIC will generally require these multi-contract advisors to submit all transfer requests via U.S. mail.
Other Restrictions
NLIC reserves the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners, or 3rd parties acting on their behalf. In particular, trading strategies designed to avoid or take advantage of NLIC’s monitoring procedures, and other measures aimed at curbing harmful trading practices, that are determined by NLIC to constitute harmful trading practices, may be restricted. In the event a restriction NLIC imposes results in a transfer request being rejected, NLIC will notify the policy owner the transfer request has been rejected. If a short-term trading fee is assessed on the transfer, NLIC will provide the policy owner a confirmation of the amount of the fee assessed. Any restrictions that NLIC implements will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading, see Transfers of Policy Account Value.
Portfolio Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, NLIC is required to enter into written agreements with the Portfolios which allow them to:
(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of policy owners;
(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and

(3)	instruct NLIC to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than NLIC’s policies).
NLIC is required to provide such transaction information to the Portfolios upon their request. In addition, NLIC is required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios. NLIC and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests. If a Portfolio refuses to accept a purchase or exchange request submitted by NLIC, NLIC will keep any affected policy owner in their current Portfolio allocation.
Transfers from the Guaranteed Account
An owner may make one transfer out of the Guaranteed Account within 30 days prior to or following each Policy Anniversary. The amount transferred may not exceed 25% of the Guaranteed Account value. However, if the Guaranteed Account value is less than $1,000, the entire Guaranteed Account value may be transferred. If NLIC receives arequest for this transfer within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary. If this request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at the Service Center.
Dollar Cost Averaging
The owner may elect to participate in a dollar cost averaging program in the Application or by completing an election form. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of Premium into the Subaccounts or Guaranteed Account over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount(s) or the guaranteed account. This allows the owner to potentially reduce the risk of investing most of his or her Premium into the Subaccounts at a time when prices are high. NLIC does not assure the success of this strategy. Success depends on market trends. NLIC cannot guarantee that dollar cost averaging will result in a profit or protect against loss. The owner should carefully consider his or her financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. There is no additional charge for dollar cost averaging. NLIC may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days Written Notice. Dollar cost averaging transfers do not count as transfers for purposes of assessing the transfer fee and do not count as transfers for purposes of monitoring for disruptive trading.
Automatic Asset Rebalancing
NLIC also offers an automatic asset rebalancing program under which NLIC will automatically transfer amounts quarterly or annually to maintain a particular percentage allocation among the Subaccounts. Policy Account Value allocated to each Subaccount will grow or decline in value at different rates. The automatic asset rebalancing program automatically reallocates the Policy Account Value in the Subaccounts at the end of each quarterly or annual period to match the Policy's currently effective premium allocation schedule. The automatic asset rebalancing program will transfer Policy Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The automatic asset rebalancing program does not guarantee gains, nor does it assure that there will not be losses. Policy Account Value in the Guaranteed Account is not available for this program. There is no additional charge for the automatic asset rebalancing program. NLIC may modify, suspend, or discontinue the automatic asset rebalancing program at any time. Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee. However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading.
Additional Transfer Rights
Special Transfer Right
Once, at any time during the first two years following the Policy Issue Date, the owner may request a transfer of the entire amount in the Separate Account to the Guaranteed Account, and the allocation of all future Net Premiums to the Guaranteed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. NLIC will not assess any transfer or other charges in connection with the special transfer right, and this transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.

Conversion Privilege for Increase in Face Amount
Once, at any time during the first two years following an increase in the Policy's Face Amount, the owner may exchange the amount of the increase for a fixed benefit permanent life insurance policy without Evidence of Insurability. Such an exchange may have tax consequences. Premiums under this new policy will be based on the rates in effect for the same sex, Attained Age, and Premium Class of the Insured on the effective date of the increase in the Face Amount. The new policy will have the same Face Amount and Policy Issue Date as the amount and effective date of the increase. NLIC will refund the expense charge for the increase and the Monthly Deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion. NLIC will not assess any transfer charges in connection with this conversion privilege, and this transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Change in Subaccount Investment Policy
If the investment policy of a Subaccount is materially changed, the owner may transfer the portion of the Policy Account Value in that Subaccount to another Subaccount or to the Guaranteed Account.
Loans
While the Policy is in force, the owner may submit a request to borrow money from NLIC using the Policy as the only collateral for the loan. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. The Owner may increase his or her risk of Lapse if he or she takes a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide currently accepts requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions.
Loan Conditions:
•	the minimum loan is $500.
•	the maximum loan is the Net Cash Surrender Value as of the date of the loan.
•	to secure the loan, NLIC will transfer an amount as collateral to the Loan Account. This amount is equal to the amount of the loan (adjusted by the guaranteed earned interest rate and the charged interest rate to the next Policy Anniversary). The owner may request that NLIC transfers this amount from specific Subaccounts. The owner may not request that NLIC transfer this amount from the Guaranteed Account. If no Subaccounts are specified, NLIC will transfer the loan from the Subaccounts and the Guaranteed Account on a pro rata basis based on the proportion that the values in the Subaccounts and Guaranteed Account bear to the unloaned Policy Account Value. Transfers to and from the Loan Account do not count as transfers for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
•	NLIC charges you 6% interest per year Charged Interest Rate on the loan.
•	amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 4.0% (Earned Interest Rate). NLIC may credit the Loan Account with an interest rate different than the rate credited to Net Premiums allocated to the Guaranteed Account. NLIC currently credits 4% to amounts in the Loan Account until the 10th Policy Anniversary or Attained Age 60, whichever is later, and 5.75% annually thereafter. The tax consequences associated with loans taken from or secured by a Policy that is not a MEC are unclear when the interest earned on the loan is increased to 5.75%.
•	the owner may repay all or part of his or her Indebtedness at any time while the Insured is alive and the Policy is in force. Upon each loan repayment, NLIC will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding loan) from the Loan Account back to the Subaccounts and/or Guaranteed Account according to the pro rata basis upon which NLIC originally transferred the loan collateral from the Subaccounts and/or Guaranteed Account as described above. NLIC will allocate any repayment in excess of the amount of the outstanding loan to the Subaccounts and/or the Guaranteed Account based on the amount of interest due on the portion of the outstanding loan allocated to each such account.
•	while the loan is outstanding, NLIC will credit all payments sent as loan repayments unless provided Written Notice for the payments to be applied as Premium payments. New York residents: NLIC will credit all payments sent as Premium payments unless provided Written Notice for the payments to be applied as loan repayments.

•	a loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit. Loan amounts are not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. NLIC will deduct any Indebtedness from the Policy Account Value upon Surrender or from the Insurance Proceeds payable on the Insured's death.
•	if Indebtedness causes the Net Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, the Policy will enter a Grace Period, see Policy Lapse and Reinstatement.
•	NLIC normally pays the amount of the loan within seven days after receipt of a loan request. NLIC may postpone payment of loans under certain conditions.
There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, a loan will be treated as a partial withdrawal for federal income tax purposes, see Policy Lapse and Reinstatement. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan.
Contacting the Service Center
Written requests for transactions, information, paperwork or other services are accepted at NLIC’s Service Center at P.O. Box 182928, Columbus, Ohio 43218-2928.
In addition to written requests, transfers, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and partial withdrawals (fax and email only) may be made based upon instructions given by telephone, fax, and email, provided the appropriate election has been made at the time of application or proper authorization is provided to NLIC. NLIC reserves the right to suspend telephone, fax, and email privileges at any time for any class of Policies, for any reason. Contact the Service Center for telephone requests at 1-800-688-5177 and at 1-888-677-7393 for fax requests.
NLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and email are genuine, and if NLIC follows such procedures, it will not be liable for any losses due to unauthorized or fraudulent instructions. NLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLIC will follow for telephone, fax, and email transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.
Telephone, fax, and email may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLIC has taken precautions to help its systems handle heavy use, NLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made in writing to the Service Center.
If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLIC will not be able to verify that the person providing instructions by telephone, fax, or email is the Owner or authorized by the Owner.
Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order. Good order generally means that all necessary information to process the request is complete and in a form acceptable to NLIC. If a request is not in good order, NLIC will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. NLIC reserves the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center. On any day the post office is closed, NLIC is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
NLIC’s variable life insurance business is highly dependent upon the effective operation of its computer systems and those of its business partners, so its business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries and other affiliated or third-party service providers may adversely affect NLIC and policy values. For instance, cyber-attacks may interfere with the ability of NLIC to process policy transactions, including the processing of orders from NLIC’s website or with the underlying mutual funds, impact NLIC’s ability to calculate Policy Account Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject NLIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There can be no assurance that NLIC or the underlying mutual funds or NLIC’s service providers will avoid losses affecting policies due to cyber-attacks or information security breaches in the future.
Policy Lapse and Reinstatement
Lapse
The Policy may enter a 61-day Grace Period and possibly Lapse (terminate without value) if the Net Cash Surrender Value is not enough to pay the Monthly Deduction and other charges. If the owner has taken a loan, then the Policy also will enter a Grace Period (and possibly Lapse) whenever Indebtedness reduces the Net Cash Surrender Value to zero.
The Policy will not Lapse:
(1)	during the first five Policy Years or during the first eight Policy Years for Policies issued on or before July 31, 2005, if paid Premiums, less any Indebtedness and partial withdrawals, are in excess of the Minimum Guarantee Premium;
(2)	if the owner purchases a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or
(3)	if the owner makes a payment equal to three Monthly Deductions before the end of the Grace Period.
If the Policy enters a Grace Period, NLIC will mail a notice to the owner’s last known address. The 61-day Grace Period begins on the date of the notice. The notice will indicate that the payment amount of three Monthly Deductions is required and will also indicate the final date by which NLIC must receive the payment to keep the Policy from Lapsing. If NLIC does not receive the specified minimum payment by the end of the Grace Period, all coverage under the Policy will terminate and the owner will receive no benefits. The owner may reinstate a Lapsed Policy if he or she meets certain requirements. If the Insured dies during the Grace Period, NLIC will pay the Insurance Proceeds.
Reinstatement
Unless the Policy has been surrendered, the owner may reinstate a Lapsed Policy at any time while the Insured is alive and within three years after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to the Service Center:
(1)	a Written Notice requesting reinstatement;
(2)	satisfactory evidence of Insurability; and
(3)	payment of sufficient Premium to keep the Policy in force for at least three months following the date of reinstatement.
The effective date of reinstatement will be the first Policy Processing Day on or next following the date NLIC approves the Application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. Upon reinstatement, the Policy Account Value will be based upon the Premium paid to reinstate the Policy.
Nationwide Life Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico.

Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to NLICA, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Also, as a part of the sponsored demutualization, the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1 (the "Separate Account").
The Guaranteed Account
An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of NLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. NLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor NLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither NLIC's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts that are included in this prospectus are for prospective Owners' information and have not been reviewed by the SEC.
The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of NLIC's General Account, NLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to NLIC's general liabilities from business operations.
Minimum Guaranteed and Current Interest Rates
The Guaranteed Account value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. NLIC will credit the Guaranteed Account value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since NLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, NLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of NLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Subaccount, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method.
NLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).
Calculation of Guaranteed Account Value
The Guaranteed Account value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.
Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months, see Payment of Policy Benefits.
Transfers from the Guaranteed Account
Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at its Service Center.
It is important to remember any guaranteed benefits or interest crediting associated with the Guaranteed Account is subject to our claims paying ability.
The Separate Account
The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLIC may issue. The Separate Account was originally established under Delaware law. Upon closure of the merger of NLICA into NLIC on December 31, 2009, the Separate Account became subject to, and will be operated in compliance with, Ohio law.
The assets of the Separate Account are owned by NLIC. However, these assets are held separate from other assets and are not part of NLIC's General Account. NLIC is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLIC may conduct. NLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLIC. NLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under federal securities laws. The Separate Account has Subaccounts which each invest exclusively in Portfolios of mutual funds. NLIC reserves the right to make structural and operational changes affecting the Separate Account, see Addition, Deletion, or Substitution of Investments.
NLIC does not guarantee any money that the Owner places in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. The Owner could lose some or all of his or her money.
The Funds
Each of the Funds offered in this Policy is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Subaccount depends on the investment performance of its corresponding Portfolio. For more detail about each Portfolio, refer to each Portfolio's prospectus and/or Appendix A: Portfolio Information.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and NLIC makes no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.
Additional Information about the Funds and Portfolios
No one can assure that any Portfolio will achieve its stated objectives and policies.
More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium or transfers of Policy Account Value among the Subaccounts.
NLIC (or an affiliate) may receive compensation from a Fund or its investment advisor or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLIC (or an affiliate). These percentages differ, and some Funds, advisors, or distributors (or affiliates) may pay NLIC (or an affiliate) more than others. NLIC also may receive 12b-1 fees.
Addition, Deletion, or Substitution of Investments
Where permitted by applicable law, NLIC reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:
(1)	remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLIC's discretion;
(2)	substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLIC's discretion;
(3)	substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLIC's discretion;
(4)	transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;
(5)	combine the Separate Account with other separate accounts, and/or create new separate accounts;
(6)	deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
(7)	modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.
The particular Portfolios available under the Policies may change from time to time. Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment. New Portfolios or new share classes of currently available Portfolios may be added. Policy Owners will receive notice of any such changes that affect their Policy. Additionally, not all of the Portfolios are available in every state.
The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLIC will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLIC will notify the Owner of any changes.

Substitution of Securities
NLIC may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.
Deregistration of the Separate Account
NLIC may deregister Nationwide Provident VLI Separate Account 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
No deregistration may take place without the prior approval of the SEC. All policy owners will be notified in the event NLIC deregisters Nationwide Provident VLI Separate Account 1.
Voting Rights
All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from Owners are received will be voted by NLIC in the same proportion as those shares in that Subaccount for which instructions are received.
Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLIC will cast votes, for or against any matter, in the same proportion as Owners vote. This means that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
If required by state insurance officials, NLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment advisor of one or more of the Portfolios. In addition, NLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on NLIC. If NLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.
The voting rights described in this prospectus are created under applicable federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLIC reserves the right to proceed in accordance with any such changed laws or regulations.
Charges and Deductions
Charges will be deducted in connection with the Policy to compensate NLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.

Premium Expense Charge
Prior to allocation of Net Premium, NLIC deducts a premium expense charge from each Premium to compensate for distribution expenses and certain taxes. NLIC credits the remaining amount (the Net Premium) to Policy Account Value according to the owner’s allocation instructions. The premium expense charge consists of:
(1)	Premium Tax Charge: for state and local premium taxes based on the rate for the Insured's residence at the time the Premium is paid. Premium taxes vary from state to state but range from 0% to 4%. Kentucky imposes an additional city premium tax that applies only to 1st year premium. This tax varies by municipality and is no greater than 12%. No premium tax charge is deducted in jurisdictions that impose no premium tax; and
(2)	Percent of Premium Charge: equal to 1.5% of each Premium payment to compensate partially for federal taxes and the cost of selling the Policy. NLIC may increase this charge to a maximum of 3% of each Premium payment.
The premium expense charge is a percentage of each Premium payment. This means that the greater the amount and frequency of Premium payments the owner makes, the greater the amount of the premium expense charge NLIC will assess.
Monthly Deductions
NLIC deducts a Monthly Deduction from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate for administrative expenses and for the Policy's insurance coverage. NLIC will make deductions from each Subaccount and the Guaranteed Account in accordance with the allocation percentage for Monthly Deductions the owner chose at the time of Application, or as later changed by Written Notice. If NLIC cannot make a Monthly Deduction on this basis, NLIC will make deductions on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Account bears to the unloaned Policy Account Value on the Policy Processing Day). Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction will also vary.
If the Policy Date is set prior to the Policy Issue Date, a Monthly Deduction will accrue on the Policy Date and on each Policy Processing Day until the Policy Issue Date. On the Policy Issue Date, these accrued Monthly Deductions will be deducted from the Policy Account Value. The maximum amount deducted on the Policy Issue Date will equal the sum of six Monthly Deductions. NLIC will then deduct a Monthly Deduction from the Policy Account Value on each Policy Processing Day thereafter as described above.
The Monthly Deduction has four components:
(1)	the cost of insurance charge;
(2)	the monthly administrative charge;
(3)	the initial administrative charge (for the first 12 Policy Processing Days); and
(4)	charges for any Riders, as specified in the applicable Rider(s).
Cost of Insurance
NLIC asseses a monthly cost of insurance charge to compensate for underwriting the death benefit. The charge depends on a number of variables (Attained Age, sex, Premium Class, Policy Year, and net amount at risk ) that would cause it to vary from Policy to Policy and from Policy Processing Day to Policy Processing Day. The owner’s Policy's specifications page indicates the guaranteed cost of insurance charge applicable to the Policy. NLIC expects to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
The cost of insurance charge is equal to the monthly cost of insurance rate; multiplied by the net amount at risk for the Policy on the Policy Processing Day.
The net amount risk is equal to the death benefit on the Policy Processing Day; minus the Policy Account Value on the Policy Processing Day.
NLIC calculates the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If NLIC approves an increase in your Policy's Face Amount, then a different Premium Class, and a different cost of insurance rate, may apply to the increase, based on the Insured's circumstances at the time of the increase. If, however, the death benefit is the Policy Account Value times the specified percentage, the rate for the Premium Class for the Initial Face Amount will be used for the amount of the death benefit in excess of the total Face Amount.

The cost of insurance charge is determined in a similar manner for any Additional Insurance Benefit Rider coverage amount and for any increase in Rider coverage amount. Generally, the current cost of insurance rates for this Rider are lower than the current cost of insurance rates on the Policy's net amount at risk. The guaranteed cost of insurance rates under the Rider are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk.
Net Amount at Risk
NLIC also calculates the net amount at risk separately for the Initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is then considered as part of any increases in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of Premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.
Cost of Insurance Rates
NLIC bases the cost of insurance rates on the Insured's Attained Age, sex, Premium Class, number of full years the insurance has been in force, and the Face Amount. The actual monthly cost of insurance rates are based on expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in the Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table and the Insured's Attained Age, sex, and Premium Class. For Policies issued in states that require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Attained Age, Premium Class, and the 1980 Commissioner's Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, sex, Premium Class, and number of full years insurance has been in force.
Premium Class
The Premium Class of the Insured will affect the cost of insurance rates. NLIC uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLIC currently places Insureds into one of three standard classes – preferred, nonsmoker, and smoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.
Monthly Administrative Charge
A Monthly Administrative Charge is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse NLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.
Initial Administrative Charge
On the first 12 Policy Processing Days, NLIC deducts a $5.00 initial administrative charge for Policy issue costs.
Charges for Riders
The Monthly Deduction includes charges for any supplemental insurance benefits added to the Policy by Rider. For example, if the Guaranteed Minimum Death Benefit Rider is elected, NLIC deducts a charge of $0.01 per every $1,000 of Face Amount on the Rider Policy Date and each Policy Processing Day thereafter to compensate for costs associated with providing the guaranteed death benefit.
Mortality and Expense Risk Charge
NLIC deducts a daily charge from each Subaccount, but not the Guaranteed Account, to compensate for certain mortality and expense risks. The mortality risk is that an Insured will live for a shorter time than NLIC projects. The expense risk is that the expenses that are incurred will exceed the administrative charge limits set in the Policy.
This charge is currently equal to the assets in each Subaccount; multiplied by 0.002055%, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all Policy Years.

If this charge does not cover the actual costs, NLIC will absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to NLIC’s surplus. NLIC may increase this charge to a maximum annual rate of 0.90%. NLIC expects to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
In certain situations, a portion of the mortality and expense risk charge may be offset by the Special Policy Account Value Credit, see Policy Account Values.
Surrender Charges and Additional Surrender Charges
Surrender charges and additional surrender charges are deducted to compensate NLIC partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue. NLIC does not expect surrender charges and additional surrender charges to cover all of these costs. To the extent that they do not, NLIC will cover the shortfall from general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
Surrender Charge
If the Policy Lapses or is fully Surrendered during the first 12 Policy Years, NLIC will deduct a surrender charge from the Policy Account Value and pay the remaining amount, less any outstanding Indebtedness. The payment the owner receives is called the Net Cash Surrender Value. This surrender charge does not apply to partial withdrawals.
The surrender charge consists of:
(1)	Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in Face Amount.

Policy Year(s)	Charge per $1,000 Face Amount
1-6	$4.90
7	$4.20
8	$3.50
9	$2.80
10	$2.10
11	$1.40
12	$0.70
13+	$ 0
(2)	Deferred Sales Charge: this charge equals the lesser of a or b, less any deferred sales charge previously paid at the time of a prior decrease in Face Amount, where:
(a) = 35% of all Premiums paid to the date of Surrender or Lapse; or
(b) = the following percentage of Target Premium:

Policy Year(s)	% of Target Premium for the Initial Face Amount
1-6	70%
7	60%
8	50%
9	40%
10	30%
11	20%
12	10%
13+	0%
Additional Surrender Charge
Within 12 years after the effective date of an increase in Face Amount, NLIC deducts an additional surrender charge if the Policy is Surrendered or Lapses.
The additional surrender charge consists of:

(1)	Additional Deferred Administrative Charge: the charge described in the table below less any additional deferred administrative charge previously paid at the time of a decrease in Face Amount.

Policy Year(s)	Charge Per $1,000 for Each Increase in Face Amount
1-6	$4.90
7	$4.20
8	$3.50
9	$2.80
10	$2.10
11	$1.40
12	$0.70
13+	$ 0
(2)	Additional Deferred Sales Charge: this charge equals the lesser of a or b (less any additional deferred sales charge for this increase previously paid at the time of a decrease in Face Amount), where:
(a) = 35% of Premiums allocated to the increase in Face Amount; or
(b) = the following percentage of Target Premium:

Policy Year(s)	% of Target Premium for the Initial Face Amount
1-6	70%
7	60%
8	50%
9	40%
10	30%
11	20%
12	10%
13+	0%
Decrease in Face Amount
In the event of a decrease in Face Amount before the end of the 12th Policy Year or within 12 years after an increase in Face Amount, NLIC deducts a charge that is a portion of the surrender charge and/or additional surrender charge.
•	If there have been no increases in Face Amount, NLIC determines this portion by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge and/or additional surrender charge.
•	If more than one surrender charge and/or additional surrender charge is in effect because of one or more increases in Face Amount, NLIC applies the surrender charge and/or additional surrender charge in the following order: (1) the most recent increase, followed by (2) the next most recent increases in succession, and (3) the Initial Face Amount.
•	Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, NLIC will deduct a proportionate share of the surrender charge or additional surrender charge for that increase or for the Initial Face Amount.
•	NLIC will deduct the surrender charge and/or additional surrender charge applicable to the decrease from the Policy Account Value and the remaining surrender charge and/or additional surrender charge will be reduced by the amount deducted.
•	NLIC will deduct the surrender charge and/or additional surrender charge from the Subaccounts and the Guaranteed Account based on the proportion that the values in the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.
The surrender charge, additional surrender charge, and Target Premium vary based on the Insured's Issue or Attained Age, sex, Premium Class, and Initial Face Amount, or increase in Face Amount. The maximum Target Premium for any Policy is $54 per $1,000 of Face Amount. The Policy's specifications page indicates the surrender charges and additional surrender charges applicable to the Policy.
The surrender charge and additional surrender charge may be significant. The owner should carefully calculate these charges before requesting a Surrender or decrease in Face Amount. Under some circumstances the level of surrender charges and additional surrender charges might result in no Net Cash Surrender Value available.

NLIC will waive the surrender charge of the policy if the owner elects to surrender it in exchange for a plan of permanent fixed life insurance offered by NLIC subject to the following:
•	NLIC’s approval;
•	the owner must pay all costs associated with the exchange;
•	the Insured must satisfy NLIC’s underwriting standards of insurability; and
•	the owner has not elected any of these Riders:
(1)	Disability Waiver of Premium Rider;
(2)	Disability Waiver Benefit Rider; or
(3)	any Long-term Care Benefit Rider.
NLIC may impose a new surrender charge on the policy received in the exchange.
Face Amount Increase Charge
For Face Amount increases on and after July 25, 2007, the charge on a current basis is $0.00. Previously, Face Amount increases prior to July 25, 2007, NLIC deducted a charge of $60 plus $0.50 per $1,000 Face Amount increase (not to exceed $750) from the Policy Account Value on the effective date of the increase. The guaranteed maximum Face Amount increase charge is $60 plus $3.00 per $1,000 Face Amount increase. NLIC may begin taking a Face Amount increase charge greater than $0.00 at any time on a prospective basis. When this charge is assessed, it is deducted from the Subaccounts and the Guaranteed Account based on the allocation schedule for Monthly Deductions in effect at the time of the increase. When assessed, NLIC deducts this charge to compensate for administrative expenses incurred in connection with the increase, including medical exams, review of the Application for the increase, underwriting decisions, Application processing, and changing Policy records and the Policy.
Partial Withdrawal Charge
After the 1st Policy Year, the owner may request a partial withdrawal from Policy Account Value. For each partial withdrawal, NLIC will deduct a $25 fee from the remaining Policy Account Value. This charge is to compensate for administrative costs associated with generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.
Transfer Charge
NLIC currently allows the owner to make 12 transfers among the Subaccounts or the Guaranteed Account each Policy Year with no additional charge.
•	NLIC deducts $25 for the 13th and each additional transfer made during a Policy Year to compensate for the costs of processing these transfers. NLIC deducts the transfer charge from the amount being transferred.
•	For purposes of assessing the transfer charge, NLIC considers each telephone, fax, email, or Written Request to be one transfer, regardless of the number of Subaccounts (or Guaranteed Account) affected by the transfer.
•	Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing this charge.
Short-Term Trading Fees
Some Portfolios may assess (or reserve the right to assess) a short-term trading fee (or "redemption fee") in connection with transfers from a Subaccount that occur within 60 days after the date of allocation to the Subaccount.
Short-Term Trading Fees are intended to compensate the Portfolio (and Policy Owners with interests allocated in the Portfolio) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-Term Trading Fees are not intended to affect the large majority of Policy Owners not engaged in such strategies.

Any Short-Term Trading Fee assessed by any Portfolio available in conjunction with the Policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-Term Trading Fees will only apply to those Subaccounts corresponding to Portfolios that charge such fees (see Portfolio prospectus). Any Short-Term Trading Fees paid are retained by the Portfolio and are part of the Portfolio's assets. Policy Owners are responsible for monitoring the length of time allocations are held in any particular Subaccount. NLIC will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.
For a complete list of the Portfolios offered under the Policy that assess (or reserve the right to assess) a Short-Term Trading Fee, please refer to the list of available Portfolios earlier in this prospectus.
If a redemption fee is assessed, the Portfolio will charge the Variable Account 1% of the amount determined to be engaged in short-term trading. The Variable Account will then pass the Short-Term Trading Fee on to the specific Policy Owner that engaged in short-term trading by deducting an amount equal to the redemption fee from that Policy Owner's Subaccount value. All such fees will be remitted to the Portfolio; none of the fee proceeds will be retained by us or the Variable Account.
When multiple Net Premiums (or exchanges) are made to a Subaccount that is subject to Short-Term Trading Fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees. In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.
Some transactions are not subject to the short-term trading fees. Transactions that are not subject to short-term trading fees include:
•	scheduled and systematic transfers, such as Dollar Cost Averaging and Automatic Asset Rebalancing;
•	Policy loans or surrenders; and
•	payment of the Insurance Proceeds upon the Insured's death.
New share classes of certain currently available Portfolios may be added as investment options under the Policy. These new share classes may require the assessment of Short-Term Trading Fees. When these new share classes are added, new Net Premiums and exchange reallocations to the Portfolios in question may be limited to the new share class.
Loan Interest Charge
Loan interest is charged in arrears on the amount of an outstanding Policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLIC charges an annual interest rate of 6.00% on Policy loans.
After offsetting the 4.00% interest NLIC guarantees credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually). Moreover, after offsetting the 5.75% interest NLIC currently credits to the Loan Account after the first 10 Policy Years or until Attained Age 60, whichever is later, the net cost of loans is 0.25% (annually).
Portfolio Expenses
The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. For further information, consult the Portfolios' prospectuses.
Federal Income Tax Considerations
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. In addition, each donor is allowed a credit against the tax on five million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.
The American Taxpayer Relief Act ("ATRA") enacted on January 1, 2013, permanently provides for a maximum federal estate tax rate of 40% with an annually inflation adjusted $5 million exemption for estates of persons dying after December 31, 2012.
Under current law, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions. As with the estate tax, ATRA permanently provides for a GSTT tax rate of 40% with an annually inflation adjusted $5 million exemption.
State and Local Taxes
State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in every policy owner's case, state by state differences of these taxes preclude a useful description of them in this prospectus.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift tax.
Investment Gain in the Policy
The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, Nationwide will take whatever steps are available to remain in compliance.
Based on the above, the policy should be treated as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums. If the policy is not issued as a modified endowment contract, Nationwide will monitor it and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment policy. Otherwise, Nationwide will reject the requested action or refund any Premium paid in excess of the modified endowment limits.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy, based on the policy owner's individual facts and circumstances.
In general, interest the policy owner pays on a loan from a policy will not be deductable. Also, if a loan from a policy that is not a modified endowment contract is outstanding when the policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking a policy loan, the policy owner should consult a tax advisor as to the tax consequences.

When the Policy is Life Insurance that is a Modified Endowment Contract
Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.
When the Policy is Life Insurance that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.
Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract, and then from the income in the policy. Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.
However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. The policy owner should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.
In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or are deemed received upon maturity) plus total policy indebtedness exceeds the investment in the policy, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Effective January 1, 2013, Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (single, head of household with qualifying person, or qualifying widow(er) with dependent child). The threshold for an estate or trust that is subject to the surtax is generally equal to the dollar amount at which the highest tax bracket under section 1(e) begins for the taxable year; for 2016, that amount is $12,400.

Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner's modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable distributions from, and gain from the sale or surrenders of, life insurance policies.
Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes are includible in modified adjusted gross income.
Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the cash surrender value over the investment in the policy would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period. The ruling also concluded that the owner's basis in the policy that is used to calculate the gain resulting from the sale of the life insurance policy is the investment in the policy reduced by the cost of insurance previously paid out of the cash value. Consequently, a sale may result in more gain than a surrender for the same amount.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
The death benefit is generally excludable from the beneficiary's gross income under the Internal Revenue Code by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid.
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under Section 101 of the Code.

Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under the Internal Revenue Code. In this situation the distribution is treated as paid by reason of death of the insured and will generally be excluded from the beneficiary’s gross income, see Federal Income Taxation of Death Benefits.
Long-Term Care
A long-term care rider issued with a life insurance policy or one that is subsequently added to the policy may allow for distribution of all or a portion of the death benefit upon the insured being certified as a "chronically ill individual" as that term is defined under the Internal Revenue Code. If the long-term care rider meets the requirements of a qualified long-term care insurance contract as specified under Section 7702B of the Internal Revenue Code, then a distribution of all or a portion of the death benefit will generally be excluded from income under the Code. The long-term care rider issued with this life insurance policy is intended to be a qualified long-term care insurance contract under Section 7702B of the Internal Revenue Code.
The amount of the long-term care benefit that is excludable from gross income is limited by the Internal Revenue Code, on an annual basis, to the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred, reduced by any reimbursements received for qualifying long-term care services provided for the insured. While the long-term care rider issued with this life insurance policy pays a long-term care benefit that is limited to the HIPAA per diem amount (an indemnity contract), Nationwide cannot guarantee that the long-term care benefit will be treated as tax free. If multiple indemnity contracts are owned on a single insured, then the payments received from these contracts are aggregated for purposes of determining whether the amounts received exceed the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred. Therefore it is highly recommended that the policy owner consult their tax advisor when contemplating the amount of long-term care benefit to be taken under the long-term care rider.
The long-term care rider may pay benefits if the insured is receiving qualified long-term care services outside of the United States. It is the responsibility of the Policy Owner to determine if collecting benefits while outside the United States will subject the Policy Owner to taxation in the United States, the country of residence, or any other foreign jurisdiction.
Payment of long-term care rider charges will be made through deductions from the cash value of the life policy. These deductions from the cash value are considered to be distributions from the life policy for federal tax purposes. The federal tax treatment of such distributions are governed by section 72(e)(11) which provides that the deductions will reduce the investment in the contract and will not be included in income even if the policy owner has recovered all of their investment in the contract.
The payment of long-term care benefits made to the policy owner of the long-term care rider will be reported on a Form 1099-LTC. In addition, deductions from the cash value of the life insurance policy to pay for long-term care rider charges during the calendar year will be reported on Form 1099-R.
This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy. Consequently, under this general rule, the entire death benefit, less the cost to the policy owner, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.
There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.
Second, if proper notice and consent are given and received and, at the time that the policy is issued, the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units. Based upon these expectations, no charge is being made against the policy's Accumulation Units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's Accumulation Units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial advisor.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. For example the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies. No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein. Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Supplementary Benefits
The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and must be purchased when the Policy is issued. NLIC generally deducts any monthly charges for these Riders from Policy Account Value as part of the Monthly Deduction, see Fee Table.
Consult an agent for assistance in determining whether any of the Riders are suitable. For example, prospective owners should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Convertible Term Life Insurance Rider or the Additional Insurance Benefit Rider. Even though the death benefit coverage may be the same, regardless of whether coverage is purchased under the Policy only or in combination with one or more of these Riders, there may be important cost differences between the Policy and the Riders. The most important factors that will affect the decision are: (a) the amount of Premiums to be paid; (b) the cost of insurance charges under the Policy and under the Riders; (c) the investment performance of the Subaccounts to which Premiums are allocated; (d) level of risk tolerance; and (e) the length of time the prospective owner plans to hold the Policy. Carefully evaluate all of these factors and discuss all of the options with an agent. For more information on electing a Rider, contact the Service Center for a free copy of the SAI, and for personalized illustrations that show different combinations of the Policy with various Riders. These Riders may not be available in all states. Contact NLIC for further details.
NLIC currently offers the following Riders under the Policy:
•	Long-Term Care Benefit Riders, which include:
❍	Long-Term Care Acceleration Benefit Rider;
❍	Long-Term Care Waiver Benefit Rider; and
❍	Long-Term Care Extended Insurance Benefit Rider;
•	Accelerated Death Benefit Rider;
•	Additional Insurance Benefit Rider;
•	Change of Insured Rider;
•	Children's Term Insurance Rider;
•	Convertible Term Life Insurance Rider;
•	Disability Waiver Benefit Rider;
•	Disability Waiver of Premium Benefit Rider;
•	Extension Final Policy Date Rider; and
•	Guaranteed Minimum Death Benefit Rider.
Distribution of Policies
Policy Pricing
During the Policy's early years, the expenses NLIC incurs in distributing and establishing the Policy exceed the deductions NLIC takes. Nevertheless, NLIC expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, NLIC has designed the Policy with features and investment options that NLIC believes supports and encourages long-term ownership.
NLIC makes many assumptions and accounts for many economic and financial factors when establishing the Policy's fees and charges. The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Commissions to broker-dealer firms are one of the promotional and sales expenses NLIC incurs when distributing the Policy. During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year. In lieu of these premium-based commissions, NLIC may pay an equivalent asset-based commission, or a combination of the two. Individual registered representatives typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement. The amount of commissions NLIC pays depends on factors such as the amount of premium received from the broker-dealer firm and the scope of the services they provide.

In addition to commissions, NLIC may also furnish marketing and expense allowances to certain broker-dealer firms based on assessment of that firm's capabilities and demonstrated willingness to promote and market NLIC’s products. The firms determine how these allowances are spent. Consult a registered representative for additional information regarding exact compensation arrangements associated with this product.
Information on Portfolio Payments
Relationship with the Portfolios
The Portfolios incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio daily. The separate account (not the Policy Owners) is the Portfolio shareholder. When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. NLIC incurs these expenses instead.
NLIC also incurs the distribution costs of selling the Policy, which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.
An investment advisor or subadvisor of a Portfolio or its affiliates may provide NLIC or NLIC’s affiliates with wholesaling services that assist in the distribution of the Policy and may pay NLIC or NLIC‘s affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.
Types of Payments NLIC Receives
In light of the above, the Portfolios or their affiliates make certain payments to NLIC or NLIC’s affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies NLIC and NLIC’s affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by NLIC in promoting, marketing and administering the contracts and underlying funds. NLIC may realize a profit on the payments received.
NLIC or NLIC‘s affiliates receive the following types of payments:
•	Portfolio 12b-1 fees, which are deducted from Portfolio assets;
•	sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and
•	payments by a Portfolio's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.
Furthermore, NLIC benefits from assets invested in affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because NLIC’s affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, NLIC may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.
NLIC took into consideration the anticipated payments from the Portfolios when NLIC determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios). Without these payments, NLIC would have imposed higher charges under the Policy.
Amount of Payments NLIC Receives
For the year ended December 31, 2014, the Portfolio payments NLIC and NLIC’s affiliates received from the Portfolios did not exceed 0.75% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that NLIC and NLIC’s affiliates issue. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most Portfolios or their affiliates have agreed to make payments to NLIC or NLIC’s affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all. Because the amount of the actual payments NLIC or NLIC’s affiliates receive depends on the assets of the Portfolios attributable to the Policy, NLIC and NLIC’s affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).

For Policies owned by an employer sponsored retirement plan, upon a plan trustee’s request, NLIC will provide a best estimate of plan-specific, aggregate data regarding the amount Portfolio payments NLIC received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as the calendar year.
Identification of Portfolios
NLIC may consider several criteria when identifying the Portfolios, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Another factor NLIC considers during the identification process is whether the Portfolio's advisor or subadvisor is one of NLIC’s affiliates or whether the Portfolio, its advisor, its subadvisor(s), or an affiliate will make payments to NLIC or NLIC’s affiliates.
There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees. Policy owners should consider all of the fees and charges of the Policy in relation to its features and benefits when making the decision to invest. Note that higher Policy and Portfolio fees and charges have a direct effect on investment performance.
State Variations
Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. An Owner's actual Policy and any endorsements or riders are the controlling documents. To review a copy of the Policy and its endorsements and riders, if any, the Owner should contact NLIC's Service Center.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company's litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's condensed consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's condensed consolidated financial position or results of operations in a particular quarter or annual period.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with Nationwide Mutual Insurance Company (NMIC) insofar as any inquiry, examination or investigation encompasses NMIC’s operations.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks damages in an amount equivalent to some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys fees. On November 6, 2009, the Court granted the plaintiffs motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs motion for class certification. On December 11, 2014, the plaintiffs filed a 7th Amended Complaint adding another sub class of defendants that held trust platform products. On December 11, 2014, plaintiff filed a motion for preliminary approval of settlement. On January 5, 2015, the Court signed the Order Preliminarily Approving Settlement and Approving Form and Manner of Notice. On March 31, 2015, the Court held a Fairness Hearing. On April 9, 2015, the Court entered the Final Order and Consent Judgment. The Company has paid the loss amount. In November 2015, the settlement administrator mailed settlement checks to class members.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the Company). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide’s ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.

Definitions
Application – The application the Owner must complete to purchase a Policy plus all forms required by NLIC or applicable law.
Attained Age – The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.
Beneficiary – The person(s) or entity(ies) designated to receive all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the Application or if subsequently changed, as shown in the latest change filed with NLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.
Code – The Internal Revenue Code of 1986, as amended.
Company (we, us, our, NLIC) – Nationwide Life Insurance Company.
Evidence of Insurability – The medical records or other documentation that NLIC may require to satisfy the Policy's underwriting standards. NLIC may require different and/or additional evidence depending on the Insured's Premium Class; for example, NLIC generally requires more documentation for Insureds in classes with extra ratings. NLIC also may require different and/or additional evidence depending on the transaction requested; for example, NLIC may require more documentation for the issuance of a Policy than for an increase in Face Amount.
Face Amount – The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount is a factor in determining the death benefit, surrender charges, and additional surrender charges.
Final Policy Date – The Policy Anniversary nearest the Insured's Attained Age 100 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The Policy will end on the Final Policy Date.
Free Look Period – The period shown on the Policy's front page during which the owner may examine and return the Policy to the Service Center and receive a refund. The length of the Free Look Period varies by state.
Fund – An investment company that is registered with the SEC. The Policy allows the owner to invest in certain Portfolios of the Funds that are listed in Appendix A: Portfolio Information.
Grace Period – The 61-day period allowed for payment of a premium following the date NLIC mails notice of the amount required to keep the Policy in force.
Guaranteed Account – Part of the NLIC general account. Amounts allocated to the Guaranteed Account earn at least 4% annual interest.
Indebtedness – The total amount of all outstanding Policy loans, including both principal and interest due.
Initial Face Amount – The Face Amount of the Policy on the Issue Date. The Face Amount may be increased or decreased after issue.
Insurance Proceeds – The net amount to be paid to the Beneficiary when the Insured dies.
Insured – The person whose life NLIC insures under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a portfolio/Sub-Account.Issue Age – The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.
Lapse – When the Policy terminates without value after a Grace Period. The owner may reinstate a lapsed Policy, subject to certain conditions.
Loan Account – The account to which the collateral for the amount of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.

Minimum Guarantee Premium – The amount necessary to guarantee the Policy will not Lapse during the first five Policy Years (during the first eight Policy Years for Policies issued on or before July 31, 2005). It is equal to the minimum annual premium (as set forth in your Policy) multiplied by the number of months since the Policy Date (including the current month) divided by 12.
Minimum Initial Premium – An amount equal to the minimum annual premium (as set forth in your Policy) multiplied by the following factor for your premium billing mode: annual 1.000; semi-annual 0.500; quarterly 0.250; monthly 0.167.
Monthly Deductions – The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the monthly administrative charge, the initial administrative charge, the monthly cost of insurance charge, and the monthly cost of any benefits provided by riders.
Net Cash Surrender Value – The Cash Surrender Value minus any outstanding Policy loans and accrued interest.
Net Premiums – The remainder of a premium after the deduction of the Premium Expense Charge.
Owner (also Policy Owner, policy owner, owner, You and Your) – The person or entity named as the owner in the application, or the person assigned ownership rights.
Policy Account Value – The sum of the Policy's values in the Separate Account, the Guaranteed Account, and the Loan Account.
Policy Anniversary – The same day and month as the Policy Date in each later year.
Policy Date – The date set forth in the Policy that is used to determine Policy Years and Policy Processing Days. The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLIC and the proposed Insured.
Policy Issue Date – The date on which the Policy is issued. It is used to measure suicide and contestable periods.
Policy Processing Day – The day in each calendar month which is the same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.
Policy Year – A year that starts on the Policy Date or on a Policy Anniversary.
Premium Class – The classification of the Insured for cost of insurance purposes. The standard classes are: non-smoker, smoker, and preferred. There also are classes with extra ratings.
Premiums – All payments you make under the Policy other than repayments of Indebtedness.
Rider – An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A Rider that is added to the Policy becomes part of the Policy.
SAI – The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. Owners may obtain a copy of the SAI by writing or calling NLIC at the Service Center.
Separate Account – The Nationwide Provident VLI Separate Account 1.
Service Center – The department of NLIC responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is our mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is our operations processing facility.
Subaccount – A subdivision of Nationwide Provident VLI Separate Account 1. NLIC invests each Subaccount's assets exclusively in shares of one Portfolio.
Surrender – To cancel the Policy by signed Request from the Owner and return of the Policy to the Service Center.
Target Premium – An amount of premium payments, computed separately for each increment of Face Amount, used to compute Surrender Charges and Additional Surrender Charges.

Valuation Day – Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, NLIC is open whenever the New York Stock Exchange is open, other than the Fridays following Thanksgiving and Christmas.
Valuation Period – The period beginning at the close of business on one Valuation Day (which is when the New York Stock Exchange closes, usually 4:00 pm, EST) and continuing until the close of business on the next Valuation Day. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.
Written Notice or Request – The Written Notice or Request the owner must complete, sign, and send to the Service Center to request or exercise his or her rights as owner under the Policy.

Appendix A: Portfolio Information
Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest. The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee, see Short-Term Trading Fees.
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.

Alger Portfolios - Alger Small Cap Growth Portfolio: Class I-2 Shares
Investment Advisor:	Fred Alger Management, Inc.
Investment Objective:	Long-term capital appreciation.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks. Income is a secondary objective.
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	Seek high total investment return.
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.
Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Dreyfus Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	The fund seeks capital growth.
Federated Insurance Series - Federated Managed Tail Risk Fund II: Primary Shares
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	Federated Global Investment Management Corp.
Sub-advisor:	Federated Global Investment Management Corp., Federated Investment Management Company, Federated Equity Management Company of Pennsylvania
Investment Objective:	To create an allocation mix which will maximize return while capturing the benefits of asset class diversification in periods of market volatility.
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
This Portfolio is only available in policies issued before May 1, 2008
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class
This Portfolio is only available in policies issued before May 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Money Management, Inc., Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High total return.
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.
Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Reasonable income.
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Capital appreciation.
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2015
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Long-term growth of capital.
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital growth.
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class
This Portfolio is only available in policies issued before May 1, 2006
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund: Class 2
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.
Designation: FF
Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1
This Portfolio is only available in policies issued before May 1, 2006
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term capital appreciation, with preservation of capital as an important consideration.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2
This Portfolio is only available in policies issued before April 30, 2014
Investment Advisor:	Templeton Asset Management, Ltd.
Investment Objective:	Long-term capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Invesco - Invesco V.I. American Franchise Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Seeks capital growth.
Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.
Ivy Funds Variable Insurance Portfolios - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	To seek to provide total return.
Janus Aspen Series - Balanced Portfolio: Service Shares
This Portfolio is only available in policies issued before May 1, 2004
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen Series - Forty Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Aspen Series - Overseas Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.

MFS® Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class
This Portfolio is only available in policies issued before March 27, 2015
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.
Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Designation: FF
Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund seeks to maximize an investors level of current income and preserve the investor's capital.
Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation through stocks.
Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation principally through investment in stocks.
Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to achieve long-term growth of capital and income.
Designation: FF
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Nationwide Variable Insurance Trust - Invesco NVIT Comstock Value Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The Fund seeks long-term total return by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.
Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	The fund seeks long-term total return consistent with reasonable risk.
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management, LLC and Standard Life Investments
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2011
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Capital Appreciation Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Boston Advisors, LLC
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc. and American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Dimensional Fund Advisors LP; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class IV
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Dimensional Fund Advisors LP; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Smith Asset Management Group; and Winslow Capital Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; WEDGE Capital Management L.L.P.
Investment Objective:	The fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	OppenheimerFunds, Inc.; Wellington Management Company, LLP
Investment Objective:	The Fund seeks capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Epoch Investment Partners, Inc.; JPMorgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Jacobs Levy Equity Management, Morgan Stanley Investment Management Inc; OppenheimerFunds, Inc.; Putnam Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class IV
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	HighMark Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Brookfield Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class IV
This Portfolio is only available in policies issued before May 1, 2003
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: S Class Shares
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	The Fund seeks growth of capital.
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class Shares
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class Shares
This Portfolio is only available in policies issued before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term growth by investing primarily in securities of companies that meet financial criteria and social policy.
Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income Fund/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks total return.
Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
Investment Advisor:	OFI Global Asset Management, Inc.
Sub-advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.
Putnam Variable Trust - Putnam VT Growth & Income Fund: Class IB
This Portfolio is only available in policies issued before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital growth and current income.
Putnam Variable Trust - Putnam VT International Equity Fund: Class IB
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited and The Putnam Advisory Company, LLC
Investment Objective:	Capital appreciation.
Putnam Variable Trust - Putnam VT Voyager Fund: Class IB
This Portfolio is only available in policies issued before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital appreciation.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	Long-term capital appreciation.
The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
This Portfolio is only available in policies issued before May 1, 2009
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.
The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
VanEck VIP Trust - VanEck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
VanEck VIP Trust - VanEck VIP Unconstrained Emerging Markets Bond Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	High total return – income plus capital appreciation – by investing globally, primarily in a variety of debt securities.
Wells Fargo Variable Trust - VT Small Cap Growth Fund: Class 2 (formerly, Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2)
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Fargo Asset Management
Investment Objective:	Seeks long-term capital appreciation.

Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-800-688-5177
•	by mail to Nationwide Life Insurance Company
P. O. Box 182928
Columbus, OH 43218-2928
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life Insurance Company and the policy. Information about Nationwide Life Insurance Company and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Investment Company Act of 1940 Registration File No. 811-04460
Securities Act of 1933 Registration File No. 333-164120

Options Premier
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P. O. Box 182928
Columbus, OH 43218-2928
1-800-688-5177
TDD: 1-800-238-3035
1-888-677-7393
STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Adjustable Variable Life Insurance Policy
This Statement of Additional Information ("SAI") contains additional information regarding the Individual Flexible Premium Adjustable Variable Life Insurance Policy offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2016 and the prospectuses for the mutual funds. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus. No information is incorporated by reference in this SAI.
The date of this Statement of Additional Information is May 1, 2016.

Additional Policy Information
The Policy
The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. Nationwide assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. Nationwide relies on those statements when issuing or changing a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state. The Policy is not eligible for dividends and is non-participating.
Temporary Insurance Coverage
Before full insurance coverage takes effect, an Owner may receive temporary insurance coverage (subject to Nationwide's underwriting rules and Policy conditions):
(1)	by answering "no" to the health questions in the temporary insurance agreement;
(2)	by paying the Minimum Initial Premium when the Application is signed; and
(3)	if the Application is dated the same date as, or earlier than, the temporary insurance agreement.
Temporary insurance coverage will take effect as of the date of the temporary insurance agreement. Temporary insurance coverage shall not exceed the lesser of:
(1)	the Face Amount applied for, including term insurance Riders; or
(2)	$500,000.
If Nationwide does not approve the Application, a full refund of the initial Premium paid with the Application will be made to the Owner.
Temporary life insurance coverage is void if the Application contains any material misrepresentation. Benefits will also be denied if any proposed Insured commits suicide.
Temporary life insurance coverage terminates automatically, and without notice, on the earliest of:
•	5 days from the date the notification of termination of coverage is mailed to the Applicant;
•	the date that full insurance coverage takes effect under the Policy;
•	the date a policy, other than the Policy applied for, is offered to the Applicant; or
•	the 90th day from the date of the temporary agreement.
Right to Contest the Policy
In issuing the Policy, Nationwide relies on all statements made by or for the Owner and/or the Insured in the Application or in a supplemental Application. Therefore, Nationwide may contest the validity of the Policy based on material misstatements made in the Application (or any supplemental Application).
However, the Policy will not be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Issue Date. Likewise, any Policy change that requires Evidence of Insurability or any reinstatement of the Policy will not be contested after such change or reinstatement has been in effect during the Insured's lifetime for two years.
Misstatement of Age or Sex
If the Insured's Issue Age or sex was stated incorrectly in the Application, Nationwide will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct Issue Age and sex based on the most recent Monthly Deduction. No adjustment will be made to the Policy Account Value.
Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date, the Policy will terminate and Nationwide's liability will be limited to an amount equal to the Premiums paid, less any Indebtedness, and less any partial withdrawals previously paid.
2

If the Insured commits suicide, while sane or insane, within two years from the effective date of any change which increases the death benefit, the Policy will terminate and liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of insurance attributable to the increase and the expense charge for the increase in Face Amount previously deducted from Policy Account Value.
Certain states may require suicide exclusion provisions that differ from those stated here.
Assignment
The Owner may assign the Policy but Nationwide will not be bound by any assignment unless it is in writing and has been received it at Nationwide's Service Center. Your rights and those of any other person referred to in the Policy will be subject to the assignment. Nationwide assumes no responsibility for the validity of any assignments.
Beneficiary
The Beneficiary is entitled to the Insurance Proceeds under the Policy. The Beneficiary is as stated in the Application, unless later changed. When a Beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated. If two or more persons are named, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. If none of the persons named survives the Insured, Nationwide will pay the Insurance Proceeds in one sum to the Insured's estate.
More Information on Ownership Rights
The Owner may exercise certain rights under the Policy, including the following:
Selecting and Changing the Beneficiary
•	the Beneficiary (the person to receive the Insurance Proceeds when the Insured dies) is designated by the Owner in the Application.
•	the Owner may designate more than one Beneficiary. If more than one Beneficiary is designated, then each Beneficiary that survives the Insured shares equally in any Insurance Proceeds unless the Beneficiary designation states otherwise.
•	if there is not a designated Beneficiary surviving at the Insured's death, Nationwide will pay the Insurance Proceeds in a lump sum to the Insured's estate.
•	the Beneficiary may be changed by providing Nationwide with Written Notice while the Insured is living.
•	the change is effective as of the date the Written Notice is completed and signed, regardless of whether the Insured is living when Nationwide receives the notice.
•	Nationwide is not liable for any payment or other actions taken before the Owner's Written Notice is received.
•	a Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.
Changing the Owner
•	the Owner may be changed by providing a Written Notice to Nationwide at its Service Center at any time while the Insured is alive.
•	the change is effective as of the date the Written Notice is completed and signed, regardless of whether the Insured is living when the request is received by Nationwide.
•	Nationwide is not liable for any payment or other actions taken before Written Notice is received.
•	changing the Owner does not automatically change the Beneficiary or the Insured.
•	changing the Owner may have tax consequences. Consult a tax advisor before changing the Owner.
Assigning the Policy
•	Policy rights may be assigned while the Insured is alive by submitting Written Notice to Nationwide's Service Center.
•	the interests of the Owner, and any Beneficiary or other person will be subject to any assignment.
•	the Owner retains any ownership rights that are not assigned.
3

•	assignments are subject to any Policy loan, Policy liens, garnishments, court orders, or any previous assignment..
•	Nationwide is not:
❍	bound by any assignment unless Written Notice of the assignment is received at its Service Center;
❍	responsible for the validity of any assignment or determining the extent of an assignee's interest; or
❍	liable for any payment made before Written Notice of the assignment is received at its Service Center.
•	assigning the Policy may have tax consequences. Consult a tax advisor before assigning the Policy.
Changing Death Benefit Options
The following rules apply to any change in death benefit options:
•	a Written Request for any change in death benefit options must be submitted to Nationwide's Service Center.
•	the Owner may be required to return the Policy in order to make a change.
•	the effective date of the change in death benefit option will be the Policy Processing Day on or following the date the request for a change is approved.
Changing from Option A to Option B:
•	Nationwide will first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) and then any applicable Rider coverage amounts by the Policy Account Value on the effective date of the change.
•	the death benefit will not change on the effective date of the change.
•	the net amount at risk will generally remain level. This means there will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Account Value increases (unless the death benefit is based on the applicable percentage of Policy Account Value).
•	if the Face Amount or applicable Rider coverage amount would be reduced to less than the minimum Initial Face Amount or minimum amount in which the Policy or applicable Rider could be issued, then Nationwide will not allow the change in death benefit option.
Changing from Option B to Option A:
•	the Face Amount will be increased by the Policy Account Value on the effective date of the change.
•	the death benefit will not change on the effective date of the change.
•	unless the death benefit is based on the applicable percentage of Policy Account Value, if the Policy Account Value increases, the net amount at risk will decrease over time, thereby reducing the cost of insurance charge.
Premium Classes
Nationwide currently places each Insured into one of three standard Premium Classes – preferred, nonsmoker, and smoker – or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings.
•	the preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.
•	nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. The nonsmoker designation is not available for Insureds under Attained Age 21, but shortly before an Insured attains age 21, Nationwide may notify the Insured about possible classification as a nonsmoker. If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.
•	Premium Classes with extra ratings generally reflect higher mortality risks and thus higher cost of insurance rates. Nationwide may place an Insured into a Premium Class with extra ratings for a temporary period of time, due to occupation or temporary illness. Nationwide also may place an Insured into a Premium Class with permanent extra ratings.
4

Loan Interest
Charged Loan Interest. Interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest, beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on the written instructions of the Owner. If there are no such instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value in the Subaccounts bear to the total unloaned Policy Account Value.
Earned Loan Interest. Nationwide transfers earned loan interest to the Subaccounts and/or the Guaranteed Account and recalculates collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments.
Effect of Policy Loans
A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit. The Insurance Proceeds and Net Cash Surrender Value include reductions for the amount of any Indebtedness. Repaying a loan causes the death benefit and Net Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, Nationwide holds an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. Amounts transferred from the Separate Account to the Loan Account will affect the Policy Account Value, even if the loan is repaid, because these amounts are credited with an interest rate declared by Nationwide rather than with a rate of return that reflects the investment performance of the Separate Account.
Accordingly, the effect on the Policy Account Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.
Allocations After Increase in Face Amount
Nationwide uses a special method to allocate a portion of existing Policy Account Value to an increase in Face Amount. This method is also used to allocate Premium payments, made on or after the effective date of the increase, between the Initial Face Amount and the increase.
This special method involves allocating according to a ratio between:
(1)	the guideline annual premium for the Initial Face Amount; and
(2)	the guideline annual premium for the total Face Amount on the effective date of the increase (before any deductions are made).
❍	the guideline annual premium is defined in regulations under the Investment Company Act of 1940, as amended. It is used in connection with the calculation of surrender charges. It is approximately equal to the amount of Premium that would be required on an annual basis to keep the Policy in force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return.
If there is more than one increase in Face Amount, guideline annual premiums for each increase in Face Amount are used to allocate Policy Account Values and subsequent Premium payments among the various increases.
Delays in Payments
Nationwide usually pays the amounts of any Surrender, partial withdrawal, Insurance Proceeds, loan, or settlement options within seven days after all applicable Written Notices, permitted telephone, fax, and/or e-mail requests, and/or due proofs of death are received at the Service Center. However, these payments can be postponed if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC");
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•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.
Nationwide reserves the right to defer payment of amounts from the Guaranteed Account for up to six months after receipt of the payment request. Interest on any payment deferred for 30 days or more will be paid at an annual rate of 3%.
Nationwide reserves the right to defer payment of Surrenders, partial withdrawals, Insurance Proceeds, or payments under a settlement option until any check or draft submitted to our Service Center has been honored.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, Nationwide may be required to reject a Premium payment. Nationwide may also be required to provide additional information about accounts to government regulators. In addition, Nationwide also may be required to block an account and thereby refuse to pay any request for transfers, withdrawals, Surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.
Dollar Cost Averaging
If the Owner elects the dollar cost averaging program offered under the Policy, each month on the Policy Processing Day Nationwide will automatically transfer equal amounts (minimum $500) from the chosen Subaccount to the designated "target accounts" in the percentages selected. The Owner may have multiple target accounts.
To participate in dollar cost averaging, elect a period of time and place the following minimum amount in any one Subaccount (not the Guaranteed Account):
Dollar Cost Averaging Period	Minimum Amount
6 months	$ 3,000
12 months	$ 6,000
18 months	$ 9,000
24 months	$12,000
30 months	$15,000
36 months	$18,000
If dollar cost averaging has been elected, the program will start on the first Policy Processing Day after the later of:
(1)	the Policy Date;
(2)	the end of the 15-day period when Premiums have been allocated to the Money Market Subaccount; or
(3)	when the value of the chosen Subaccount equals or exceeds the greater of: (a) the minimum amount stated above; or (b) the amount of the first monthly transfer.
Dollar cost averaging will end if:
•	Written Request to cancel your participation is received at Nationwide's Service Center;
•	the value in the chosen Subaccount is insufficient to make the transfer;
•	the specified number of transfers has been completed; or
•	the Policy enters the Grace Period.
The Owner will receive Written Notice confirming each transfer and when the program has ended. The Owner is responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee. Nationwide may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days Written Notice. The dollar cost averaging program cannot be chosen while participating in the automatic asset rebalancing program or if a Policy loan is outstanding.
Automatic Asset Rebalancing
If the Owner elects the automatic asset rebalancing program offered under the Policy, Nationwide will automatically reallocate the Policy Account Value in the Subaccounts invested in at the end of each quarterly or annual period to match the Policy's currently effective premium allocation schedule.
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To participate in the automatic asset rebalancing program:
•	this feature must be elected in the Application or after issue by submitting an automatic asset rebalancing request form to the Service Center; and
•	the Policy Account Value must be, at minimum, $1,000.
There is no additional charge for the automatic asset rebalancing program. Any reallocation that occurs under the automatic asset rebalancing program will not be counted towards the 12 "free" transfers allowed during each Policy Year. This program may be ended at any time.
Automatic asset rebalancing will end if:
•	the total value in the Subaccounts is less than $1,000;
•	a transfer is made;
•	changes are made to the current premium allocation instructions; or
•	Nationwide receives Written Request to terminate the program.
Nationwide may modify, suspend, or discontinue the automatic asset rebalancing program at any time. Automatic asset rebalancing cannot be chosen while participating in the dollar cost averaging program.
Charge Discounts for Sales to Certain Policies
The Policy is available for purchase by individuals, corporations, and other groups. Nationwide may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings with respect to sales, underwriting, administrative, or other costs. Nationwide also may reduce or waive charges on Policies sold to its officers, directors, employees, or affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.
Generally, charges are reduced or waived based on a number of factors, including:
•	the number of Insureds;
•	the size of the group of purchasers;
•	the total Premium expected to be paid;
•	total assets under management for the Owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the Policies are being purchased;
•	the expected persistency of individual Policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.
Reductions or waivers of charges will not discriminate unfairly among Policy Owners.
Payment of Policy Benefits
Benefit Payable on Final Policy Date
If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), Nationwide will pay the Owner the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date, although this payment may be postponed under certain conditions. Owners may elect to continue the Policy beyond Insured's Attained Age 100 under the Final Policy Date Extension Rider.
Insurance Proceeds
Insurance Proceeds will ordinarily be paid to the Beneficiary within seven days after receipt of proof of the Insured's death and all other requirements are satisfied, including receipt at the Service Center of all required documents. Generally, the amount of a payment from the Separate Account is determined as of the date of death. Insurance Proceeds are paid in a single sum unless an alternative settlement option has been selected. If Insurance Proceeds are paid in a single sum,
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interest is paid at an annual rate of 3% (unless Nationwide declares a higher rate) on the Insurance Proceeds from the date of death until payment is made. Payment of Insurance Proceeds may be postponed under certain conditions.
Settlement Options
In lieu of a single sum payment on death, Surrender, or maturity, one of the following settlement options may be elected. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of Nationwide's general account assets, settlement option proceeds may be subject to claims of creditors. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings. Consult a tax advisor as to the tax treatment of payments under settlement options.
•	Proceeds at Interest Option. Proceeds are left on deposit to accumulate with Nationwide with interest payable at 12, 6, 3, or 1-month intervals.
•	Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1- month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.
•	Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3-month intervals. Payments may be increased by additional interest, which would increase the installments certain.
•	Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.
•	Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.
A guaranteed interest rate of 3% per year applies to the above settlement options. Nationwide may declare additional rates of interest at its sole discretion. Nationwide may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.
Policy Termination
The Policy will terminate on the earliest of:
•	the Final Policy Date;
•	the end of the Grace Period without a sufficient payment;
•	the date the Insured dies; or
•	the date the Policy is surrendered.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•	the request must be in writing and signed by the policy owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•	the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•	the surrender Proceeds must be returned in their entirety; and
•	the insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
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A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•	the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•	any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•	interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•	interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•	any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Supplemental Benefits and Riders
Long-Term Care Benefit Riders
Nationwide offers the following three Long-Term Care Benefit Riders:
(1)	Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")
(2)	Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")
(3)	Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")
If the Owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider must also be added, while the Owner may also add the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
The Riders have conditions that may affect other rights and benefits under the Policy. For example, Nationwide restricts the Owner's ability to allocate Premiums and Policy Account Value to the Separate Account while benefits are being paid. In addition, each Rider imposes a separate monthly charge that will be deducted from the Policy Account Value as part of the Monthly Deduction.
Owners residing in states that have approved the Long-Term Care Benefit Riders may generally elect to add them to their Policy at any time, subject to Nationwide receiving satisfactory additional Evidence of Insurability and increasing the Face Amount. The Long-Term Care Benefit Riders may not be available in all states and the terms under which they are available may vary from state to state.
These Riders may not cover all of the long-term care expenses incurred by the Insured during the period of coverage. Each Rider contains specific details that the Owner should review before adding the Rider to your Policy. Consult a tax advisor before adding the LTC Acceleration Rider or the LTC Extended Rider to the Policy.
Long-Term Care Acceleration Benefit Rider
Operation of the Long-Term Care Acceleration Benefit Rider. The LTC Acceleration Rider provides for periodic payments to the Owner of a portion of the death benefit if the Insured becomes chronically ill so that the Insured:
(1)	is unable to perform at least two activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or
(2)	requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.
Benefits under this Rider will not begin until Nationwide receives proof that the Insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the Rider, while the Policy was in force (the "elimination period"). The Owner must continue to submit periodic evidence of the Insured's continued eligibility for Rider benefits.
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Nationwide determines a maximum amount of death benefit that it will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the Rider, divided by the minimum months of acceleration benefits stated in the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.
Each benefit payment reduces the remaining death benefit under the Policy, and causes a proportionate reduction in Face Amount, Policy Account Value, and surrender charge. If the Owner has a Policy loan, Nationwide will use a portion of each benefit to repay Indebtedness. Nationwide will recalculate the Maximum Monthly Benefit if the Owner makes a partial withdrawal of Policy Account Value, and for other events described in the Rider.
Restrictions on Other Rights and Benefits. Before Nationwide begins paying any benefits, all Policy Account Value will be transferred from the Separate Account to the Guaranteed Account. In addition, the Owner will not be permitted to transfer Policy Account Value or allocate any additional Premiums to the Separate Account while Rider benefits are being paid. Participation in any of the automatic investment plans (such as dollar cost averaging) will also be suspended during this period. If the death benefit on the Policy is Option B, Nationwide will change it to Option A.
If the Insured no longer qualifies for Rider benefits, is not chronically ill, and the Policy remains in force, the Owner will be permitted to allocate new Premiums or transfer existing Policy Account Value to the Separate Account, and to change the death benefit option. Nationwide will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.
Charges for the Rider. The LTC Acceleration Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits, the LTC Acceleration Rider waives this charge until the Insured no longer qualifies for Rider benefits and is not chronically ill.
Termination of the Rider. The Rider will terminate when the acceleration death benefit is zero, the Policy terminates, or the Owner requests to terminate the Rider.
Long-Term Care Waiver Benefit Rider
Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date. This Rider also provides a residual death benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.
Charges for the Rider. The LTC Waiver Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages. Nationwide may increase the rates for this charge on a class basis.
Termination of the Rider. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or on the Policy Anniversary when the Insured's Attained Age is 100.
Long-Term Care Extended Insurance Benefit Rider
Operation of the Long-Term Care Extended Insurance Benefit Rider. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the Rider. There is no new elimination period under this Rider if benefits are continuous. The Owner must continue to submit periodic evidence of the Insured's eligibility for Rider benefits.
Nationwide determines a maximum amount of benefit that will be paid for each month of qualification. This amount, called the "Maximum Monthly Benefit" is the Rider coverage amount divided by the minimum months of acceleration benefits shown on the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.
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Charges for the Rider. The LTC Extended Rider imposes a monthly charge on the coverage amount of the Rider. This charge is level for the duration of the Rider and based on the Issue Age of the Insured when the Rider is issued. If the Owner increases the Rider coverage amount, a new charge based on the Issue Age of the Insured at that time will apply to the increase. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits under the LTC Acceleration Rider, this charge is waived until the Insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.
Termination of the Rider. The LTC Extended Rider will terminate when benefits under the Rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or the Owner requests to terminate the Rider.
Accelerated Death Benefit Rider
Owners residing in states that have approved the Accelerated Death Benefit Rider (the "ADB Rider") may generally choose to add it to the Policy at any time subject to Nationwide has receiving satisfactory additional Evidence of Insurability. The terms of the ADB Rider may vary from state to state.
Generally, the ADB Rider allows the Owner to receive an accelerated payment of part of the Policy's death benefit generally when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Policies issued before April 9, 2001, or the date state approval is obtained, if later, accelerated payments also may be permitted if the Insured has been confined to a nursing care facility (as defined in the ADB Rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life. There are no restrictions on the use of the benefit.
There is no additional charge for this Rider but there is a charge if it is invoked. An administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding Policy loan and on the Death Benefit lien.
Tax Consequences of the ADB Rider. The federal income tax consequences associated with adding the ADB Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the ADB Rider to the Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ADB Rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit less 25% of any Indebtedness. The ADB Rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to Owners by Nationwide and its affiliates to $250,000. Nationwide may increase this $250,000 maximum to reflect inflation.
Eligible death benefit means: The Insurance Proceeds payable under the Policy if the Insured died at the time Nationwide approves a claim for an accelerated death benefit, minus:
(1)	any Premium refund payable at death if the Insured died at that time; and
(2)	any insurance payable under the terms of any other Rider.
An Owner may submit Written Notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay Premiums and Policy loan interest. The Owner may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at death under the Policy will be paid to the Beneficiary in a lump sum.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force and the Owner must submit Written Notice, "due proof of eligibility," and a completed claim form to the Service Center. Due proof of eligibility means a written certification (described more fully in the ADB Rider) in a form acceptable to Nationwide from a treating physician (as defined in the ADB Rider) stating that the Insured has a terminal illness or, in certain states only, is expected to be permanently confined to a nursing care facility.
Nationwide may request additional medical information from the Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. Nationwide will not approve a claim for an accelerated death benefit payment if:
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(1)	the Policy is assigned in whole or in part;
(2)	if the terminal illness (or, in certain states only, the permanent confinement to a nursing care facility) is the result of intentionally self-inflicted injury; or
(3)	if the Owner is required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ADB Rider. The accelerated death benefit is made in the form of a Policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved, resulting in a Policy loan being made in the amount of the requested benefit. This Policy loan operates as would any loan under the Policy.
To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess. Interest will accrue daily, at a rate determined as described in the ADB Rider, on the amount of this lien, and upon the death of the Insured the amount of the lien and accrued interest thereon will be subtracted from the amount of Insurance Proceeds payable at death.
Effect on Existing Policy. The Insurance Proceeds otherwise payable at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a Surrender, a Policy loan, or a partial withdrawal, the Net Cash Surrender Value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Account value being reduced to zero.
Premiums and Policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned Premiums and Policy loan interest may be paid automatically through additional accelerated death benefits.
In addition to a Lapse under the applicable provisions of the Policy, the Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at death.
Termination of the ADB Rider. The ADB Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary when the Insurance Proceeds payable at death on such Policy Anniversary is less than or equal to zero.
Additional Insurance Benefit Rider
The Additional Insurance Benefit Rider ("AIB Rider") provides an additional death benefit payable on the death of the Insured without increasing the Policy's Face Amount. The AIB Rider may not be available in all states.
The additional death benefit under the AIB Rider is:
(a)	the Face Amount plus the Rider coverage amount less the Policy's death benefit (if death benefit Option A is in effect); or
(b)	the Face Amount plus the Rider coverage amount plus the Policy Account Value less the death benefit (if death benefit Option B is in effect).
Please note the following about the AIB Rider:
•	the AIB Rider may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The AIB Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 100 (80 in New York).
•	the AIB Rider has a cost of insurance charge that is deducted from the Policy Account Value as part of the Monthly Deduction. This charge is in addition to the cost of insurance charge assessed on the Policy's net amount at risk.
•	if you change from death benefit Option A to death benefit Option B, Nationwide will first decrease the Policy's Face Amount and then the Rider coverage amount by the Policy Account Value.
•	if death benefit Option A is in effect and the Owner makes a partial withdrawal, Nationwide will first decrease the Policy's Face Amount and then the Rider coverage amount by the amount withdrawn (including the partial withdrawal charge).
•	the AIB Rider has no cash or loan value.
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•	the AIB Rider has no surrender charge, additional surrender charge, or premium expense charge.
❍	Since there is no surrender charge for decreasing the Rider coverage amount, such a decrease may be less expensive than a decrease of the same size in the Face Amount of the Policy (if the Face Amount decrease would be subject to a surrender charge). But, continuing coverage on such an increment of Policy Face Amount may have a cost of insurance charge that is higher than the same increment of coverage amount under the Rider. Consult your agent before buying an AIB Rider, and before deciding whether to decrease Policy Face Amount or AIB Rider coverage amount.
•	after the first Policy Year and subject to certain conditions, the Owner may increase or decrease the Rider coverage amount separately from the Policy's Face Amount (and the Policy's Face Amount may be increased or decreased without affecting the Rider coverage amount).
•	to comply with the maximum premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"), insurance coverage provided by an AIB Rider is treated as part of the Policy's Face Amount (see "Federal Tax Considerations").
Other Riders
In addition to the Long-Term Care Benefit Riders, Accelerated Death Benefit Rider, and Additional Insurance Benefit Rider, the following Riders are also available under the Policy. These Riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account.
•	Change of Insured: This Rider permits the Owner to change the Insured, subject to certain conditions and Evidence of Insurability. The Policy's Face Amount will remain the same, and the Monthly Deduction for the cost of insurance and any other benefits provided by Rider will be adjusted for the Attained Age and Premium Class of the new Insured as of the effective date of the change. As the change of an Insured is generally a taxable event, consult a tax advisor before making such a change.
•	Children's Term Insurance: This Rider provides level term insurance on each of the Insured's dependent children, until the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the Policy Anniversary nearest the Insured's 65th birthday. Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without Evidence of Insurability to a whole life policy providing a level Face Amount of insurance and a level premium. The Face Amount of the new policy may be up to five times the amount of the term insurance in force on the expiration date. The Rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under this Rider will have the same amount of insurance. This Rider must be selected at the time of application for the Policy or upon an increase in Face Amount.
•	Convertible Term Life Insurance: This Rider provides term insurance on an additional insured ("other insured"). This Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the other insured's Attained Age 100 (80 in New York). If the Policy is extended by the Final Policy Date Extension Rider, this Rider will terminate on the original Final Policy Date. This Rider and the Guaranteed Minimum Death Benefit Rider may not be issued on the same Policy.
•	Disability Waiver Benefit: This Rider provides that in the event of the Insured's total disability (as defined in the Rider), which begins while the Rider is in effect and which continues for at least six months, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day during the first five Policy Years while the Insured is totally disabled (the amount of the payment will be based on the minimum annual premium). Nationwide will also waive all Monthly Deductions due after the commencement of and during the continuance of the total disability after the first five Policy Years. This Rider terminates on the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 60 (except for benefits for a disability which began before that Policy Anniversary).
•	Disability Waiver of Premium Benefit: This Rider provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled. At the time of application, the Owner selects a monthly benefit amount. This amount is generally intended to reflect the amount of the Premiums expected to be paid monthly. In the event of the Insured's total disability, the amount of the Premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the Premium payments less partial withdrawals for the Policy since its Policy Date. This Rider and another disability waiver benefit Rider cannot be elected in the same Policy.
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•	Final Policy Date Extension: This Rider extends the Final Policy Date 20 years past the original Final Policy Date. This benefit may be added only on or after the anniversary nearest the Insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original Final Policy Date will be the Policy Account Value. All other Riders in effect on the original Final Policy Date will terminate on the original Final Policy Date. Consult a tax advisor before adding this benefit and/or continuing the Policy beyond the Insured's Attained Age 100 because doing so may have tax consequences.
•	Guaranteed Minimum Death Benefit: This Rider provides a guarantee that, if the Net Cash Surrender Value is not sufficient to cover the Monthly Deductions, and the Minimum Guarantee Premium has been paid, the Policy will not Lapse prior to the end of the death benefit guarantee period (as defined in the Rider). If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Face Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) expiration of the death benefit guarantee period. This Rider and the Convertible Term Life Insurance Rider may not be issued on the same Policy.
Illustrations
Nationwide will provide illustrations of future benefits under the policy before the policy is purchased and upon request thereafter. Nationwide may assess a $25 fee for this service to persons who request more than one policy illustration during a policy year.
Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Performance Data
Rating Agencies
Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate Nationwide. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the Investment Experience or financial strength of the Variable Account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Money Market Yields
Nationwide may advertise the "yield" and "effective yield" for the money market Sub-Account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.
Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund's units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.
14

Historical Performance of the Sub-Accounts
Nationwide will advertise historical performance of the Sub-Accounts in accordance with SEC prescribed calculations. Performance information is annualized. However, if a Sub-Account has been available in the Variable Account for less than one year, the performance information for that Sub-Account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.
Standard & Poor's
"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Nationwide and the Nationwide Variable Insurance Trust. Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Nationwide and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to Nationwide, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund. S&P has no obligation to take the needs of Nationwide, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Nationwide, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Additional Information
Potential Conflicts of Interest
In addition to the Separate Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although neither Nationwide nor the Portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.
If a Portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
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The Portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio.
Policies Issued in Conjunction with Employee Benefit Plans
Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables, which distinguish between men and women, and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.
Safekeeping of Account Assets
Nationwide holds the Separate Account's assets physically segregated and apart from the general account. Nationwide maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).
Reports to Owners
At least once each year, Nationwide will send an Owner a report showing the following information as of the end of the report period:
•	the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;
•	the current Net Cash Surrender Value;
•	the current death benefit;
•	the current amount of any Indebtedness;
•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and
•	any other information required by law.
Nationwide currently sends these reports quarterly. In addition, Nationwide will send a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
Similar reports can be prepared at other times for a reasonable fee. Nationwide reserves the right to limit the scope and frequency of these requested reports.
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Nationwide will send a semi-annual report containing the financial statements of each Portfolio in which an Owner is invested.
Records
Nationwide will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.
Independent Registered Public Accounting Firm
The financial statements of Nationwide Provident VLI Separate Account 1 and the consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.
Additional Information about the Company
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under Ohio law in March 1929, with its Main Administrative Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company ("NMIC") and all of its subsidiaries and affiliates. Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide is an indirect wholly owned subsidiary, and NFS a direct wholly owned subsidiary, of NMIC.
On January 1, 2009, NFS became a private wholly owned subsidiary of NMIC. NFS is the holding company of Nationwide and other companies that comprise the retirement savings operations of the Nationwide group of companies. The Nationwide group of companies is one of America’s largest insurance and financial services family of companies, with combined assets of over $197 billion as of December 31, 2015.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of NFS. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to Nationwide Life Insurance Company of America, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Effective following the close of business on December 31, 2009, NLICA merged with and into Nationwide, and Nationwide was the surviving company.
Nationwide submits annual statements on our operations and finances to insurance officials in all states and jurisdictions in which it does business. Nationwide has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.
Nationwide intends to reinsure a portion of the risks assumed under the Policies.
Underwriters
The current distributor of the Policies is Nationwide Investment Services Corporation ("NISC") located at One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of Nationwide. Until May 1, 2009, the Policies were distributed by Nationwide Securities, LLC ("NSLLC") (formerly, 1717 Capital Management Company), located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new policies will be sold, but agents may continue to accept additional premium on existing Policies. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
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Gross first year commissions paid by Nationwide on the sale of these Policies provided by NISC are approximately 91% of the target premium plus 2% of any excess premium payments. Nationwide pays gross renewal commissions in years two through 10 on the sale of the Policies provided by NISC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.
NISC received no compensation as principal underwriter of variable life insurance policies and variable annuity contracts offered by insurance company subsidiaries of Nationwide Financial Services, Inc. for each of this Variable Account’s last three fiscal years.
Additional Information about the Separate Account
On October 1, 2002, in connection with the sponsored demutualization (whereby NLICA converted from a mutual insurance company to a stock life insurance company, became a wholly-owned subsidiary of NFS, and changed its name from Provident Mutual Life Insurance Company to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.
Financial Statements
All financial statements included in the SAI should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
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Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and

Contract Owners of Nationwide Provident VLI Separate Account 1:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Provident VLI Separate Account 1 (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2015, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2015, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 16, 2016

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2015

Assets:
Investments at fair value:
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
1,061,762 shares (cost $27,316,696)	$21,734,268
Global Allocation V.I. Fund - Class II (MLVGA2)
90,123 shares (cost $1,476,606)	1,355,454
Stock Index Fund, Inc. - Initial Shares (DSIF)
210,152 shares (cost $6,710,304)	9,124,807
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
329,002 shares (cost $1,438,764)	1,770,033
Balanced Portfolio: Service Shares (JABS)
74,137 shares (cost $2,224,090)	2,343,485
Forty Portfolio: Service Shares (JACAS)
137,112 shares (cost $4,870,576)	4,809,891
Global Technology Portfolio: Service Shares (JAGTS)
179,477 shares (cost $1,340,955)	1,390,946
Overseas Portfolio: Service Shares (JAIGS)
117,585 shares (cost $4,340,271)	3,273,555
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)
119,619 shares (cost $2,106,721)	1,959,352
Value Series - Initial Class (MVFIC)
163,137 shares (cost $2,424,312)	3,000,081
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
58,866 shares (cost $1,244,564)	1,302,698
Core Plus Fixed Income Portfolio - Class I (MSVFI)
81,236 shares (cost $846,828)	832,672
Emerging Markets Debt Portfolio - Class I (MSEM)
21,804 shares (cost $191,458)	162,439
U.S. Real Estate Portfolio - Class I (MSVRE)
36,326 shares (cost $686,945)	736,695
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
392,574 shares (cost $6,096,123)	6,049,563
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
41,023 shares (cost $951,849)	968,154
American Funds NVIT Bond Fund - Class II (GVABD2)
16,986 shares (cost $194,537)	192,622
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
50,551 shares (cost $1,225,775)	1,490,250
American Funds NVIT Growth Fund - Class II (GVAGR2)
10,607 shares (cost $666,867)	915,521
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
10,843 shares (cost $512,278)	594,308
Federated NVIT High Income Bond Fund - Class I (HIBF)
236,905 shares (cost $1,605,148)	1,433,278
NVIT Emerging Markets Fund - Class I (GEM)
313,887 shares (cost $3,554,500)	2,875,202
NVIT International Equity Fund - Class I (GIG)
11,817 shares (cost $125,782)	112,739
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
32,310 shares (cost $276,497)	305,974
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
1,492,205 shares (cost $13,304,183)	13,504,454
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
10,867 shares (cost $129,810)	145,403
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
42,667 shares (cost $432,237)	407,900
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
602 shares (cost $7,070)	6,617
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
3,799 shares (cost $41,800)	40,802
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
878 shares (cost $9,497)	8,802
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
29,721 shares (cost $340,203)	323,072
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
24,704 shares (cost $275,916)	235,430
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
541 shares (cost $6,165)	5,743
NVIT Core Bond Fund - Class I (NVCBD1)
29,724 shares (cost $327,784)	310,913
NVIT Core Plus Bond Fund - Class I (NVLCP1)
1,375 shares (cost $15,746)	15,279
NVIT Nationwide Fund - Class IV (TRF4)
7,133,005 shares (cost $73,272,646)	103,856,560
NVIT Government Bond Fund - Class I (GBF)
43,900 shares (cost $485,694)	476,759
NVIT Government Bond Fund - Class IV (GBF4)
1,208,188 shares (cost $13,958,985)	13,108,842
American Century NVIT Growth Fund - Class IV (CAF4)
990,807 shares (cost $13,301,511)	20,103,474
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
378,153 shares (cost $3,596,635)	4,768,504
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
1,233 shares (cost $18,819)	18,296
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
648 shares (cost $10,402)	10,882
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
121,216 shares (cost $1,269,565)	1,202,466
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
3,089,010 shares (cost $30,777,445)	38,736,184
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
1,772,908 shares (cost $18,394,654)	23,561,949
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
263,070 shares (cost $2,856,505)	2,914,812
NVIT Mid Cap Index Fund - Class I (MCIF)
188,531 shares (cost $3,741,723)	4,232,510
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)
131,957 shares (cost $1,560,145)	1,353,883
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
1,374,220 shares (cost $15,298,610)	12,972,640
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
866,944 shares (cost $9,819,783)	8,192,619
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
324,125 shares (cost $3,519,178)	4,090,458
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
294,553 shares (cost $3,093,395)	2,933,748
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
4,474,613 shares (cost $42,613,030)	48,102,090
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
551,235 shares (cost $5,731,179)	5,545,426
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
100,815 shares (cost $1,904,546)	1,850,964
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
1,357,024 shares (cost $14,991,188)	17,872,003
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
778,948 shares (cost $13,577,930)	16,030,745
NVIT Multi-Sector Bond Fund - Class I (MSBF)
160,728 shares (cost $1,472,112)	1,395,115
NVIT S&P 500 Index Fund - Class IV (GVEX4)
9,605,789 shares (cost $88,020,510)	134,481,051
NVIT Short Term Bond Fund - Class II (NVSTB2)
109,968 shares (cost $1,150,102)	1,117,278
NVIT Large Cap Growth Fund - Class I (NVOLG1)
4,838,805 shares (cost $81,817,586)	96,727,719
Templeton NVIT International Value Fund - Class III (NVTIV3)
25,271 shares (cost $331,816)	274,951
Invesco NVIT Comstock Value Fund - Class IV (EIF4)
949,954 shares (cost $10,300,443)	14,553,301
NVIT Real Estate Fund - Class I (NVRE1)
613,593 shares (cost $5,094,420)	3,982,220
NVIT Money Market Fund - Class IV (SAM4)
28,260,604 shares (cost $28,260,604)	28,260,604
VPS Growth and Income Portfolio - Class A (ALVGIA)
80,462 shares (cost $1,892,730)	2,423,520
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
154,155 shares (cost $2,893,401)	2,665,343
VP Income & Growth Fund - Class I (ACVIG)
204,142 shares (cost $1,559,187)	1,749,495
VP Inflation Protection Fund - Class II (ACVIP2)
149,831 shares (cost $1,684,572)	1,489,318
VP International Fund - Class I (ACVI)
23,619 shares (cost $201,736)	236,663
VP Mid Cap Value Fund - Class I (ACVMV1)
60,001 shares (cost $1,046,252)	1,103,414
VP Ultra(R) Fund - Class I (ACVU1)
5,421 shares (cost $81,191)	83,866
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
545,225 shares (cost $7,376,266)	9,110,718
Appreciation Portfolio - Initial Shares (DCAP)
55,811 shares (cost $2,221,477)	2,524,322
Opportunistic Small Cap Portfolio: Initial Shares (DSC)
15,505 shares (cost $689,195)	713,555
Managed Tail Risk Fund II: Primary Shares (FVCA2P)
18,525 shares (cost $110,917)	94,665
Quality Bond Fund II - Primary Shares (FQB)
205,732 shares (cost $2,339,116)	2,256,884
Equity-Income Portfolio - Initial Class (FEIP)
3,919,722 shares (cost $81,001,054)	80,197,511
High Income Portfolio - Initial Class (FHIP)
2,165,859 shares (cost $12,232,951)	10,721,003
VIP Asset Manager Portfolio - Initial Class (FAMP)
1,783,174 shares (cost $26,073,318)	28,102,820
VIP Energy Portfolio - Service Class 2 (FNRS2)
77,295 shares (cost $1,577,641)	1,198,852
VIP Equity-Income Portfolio - Service Class (FEIS)
258,607 shares (cost $4,975,248)	5,267,827
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
17,032 shares (cost $194,766)	206,769
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
149,162 shares (cost $1,631,433)	1,851,106
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
157,153 shares (cost $1,642,103)	1,989,559
VIP Growth Portfolio - Initial Class (FGP)
1,924,358 shares (cost $68,384,706)	126,526,555
VIP Growth Portfolio - Service Class (FGS)
51,734 shares (cost $1,848,773)	3,392,229
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
1,916,934 shares (cost $24,676,082)	23,712,472
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
123,737 shares (cost $1,558,916)	1,514,547
VIP Mid Cap Portfolio - Service Class (FMCS)
329,836 shares (cost $9,878,837)	10,689,990
VIP Overseas Portfolio - Initial Class (FOP)
1,573,799 shares (cost $30,449,221)	30,028,079
VIP Overseas Portfolio - Service Class (FOS)
167,415 shares (cost $3,404,256)	3,180,883
VIP Value Strategies Portfolio - Service Class (FVSS)
156,507 shares (cost $1,675,761)	2,272,480
Rising Dividends Securities Fund - Class 1 (FTVRDI)
234,578 shares (cost $5,528,893)	5,925,430
Small Cap Value Securities Fund - Class 1 (FTVSVI)
260,708 shares (cost $4,475,523)	4,724,023
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
183,506 shares (cost $1,701,630)	1,159,759
Templeton Foreign Securities Fund - Class 1 (TIF)
84,694 shares (cost $1,283,238)	1,139,976
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
100,527 shares (cost $1,851,564)	1,588,332
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
5,003 shares (cost $37,553)	33,772
Short Duration Bond Portfolio - I Class Shares (AMTB)
709,589 shares (cost $7,861,359)	7,464,877
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
8,983 shares (cost $243,719)	204,193
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)
26,510 shares (cost $590,484)	565,999
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
196,628 shares (cost $2,020,266)	2,593,528
Socially Responsive Portfolio - I Class Shares (AMSRS)
34,880 shares (cost $519,474)	748,535
Global Securities Fund/VA - Non-Service Shares (OVGS)
276,659 shares (cost $11,280,269)	10,513,058
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
130,475 shares (cost $3,334,482)	3,815,090
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
54,425 shares (cost $1,239,989)	1,160,333
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
101,010 shares (cost $549,565)	492,926
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
12,634 shares (cost $147,146)	121,417
Low Duration Portfolio - Administrative Class (PMVLDA)
26,877 shares (cost $285,554)	275,493
Total Return Portfolio - Administrative Class (PMVTRA)
75,001 shares (cost $830,151)	793,511
VT Growth & Income Fund: Class IB (PVGIB)
13,173 shares (cost $271,613)	312,599
VT International Equity Fund: Class IB (PVTIGB)
5,458 shares (cost $76,531)	71,335
VT Voyager Fund: Class IB (PVTVB)
9,201 shares (cost $452,112)	402,259
VI American Franchise Fund - Series I Shares (ACEG)
4,744 shares (cost $200,205)	271,856
VI Value Opportunities Fund - Series I Shares (AVBVI)
22,705 shares (cost $154,798)	177,556
Health Sciences Portfolio - II (TRHS2)
76,633 shares (cost $2,764,449)	2,886,766
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)
500,798 shares (cost $5,296,050)	3,821,089
VIP Trust Emerging Markets Fund - Initial Class (VWEM)
1,683,254 shares (cost $21,032,406)	17,674,169
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
324,329 shares (cost $9,543,390)	5,474,677
Variable Insurance Fund - Equity Income Portfolio (VVEI)
135,379 shares (cost $2,369,034)	2,872,744
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
201,391 shares (cost $1,608,142)	1,528,560
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
246,624 shares (cost $3,560,277)	5,119,916
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
119,073 shares (cost $1,412,176)	1,403,870
Variable Insurance Portfolios - Asset Strategy (WRASP)
32,608 shares (cost $332,827)	270,773
Advantage VT Discovery Fund (SVDF)
47,228 shares (cost $1,348,973)	1,227,444
Advantage VT Opportunity Fund - Class 2 (SVOF)
16,326 shares (cost $330,893)	408,957
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
18,804 shares (cost $174,014)	160,961

Total Investments	$1,139,176,683
Other Accounts Receivable	1,075,833
Accounts Receivable - VP Ultra(R) Fund - Class I (ACVU1)	520
Accounts Receivable - VPS Growth and Income Portfolio - Class A (ALVGIA)	878
Accounts Receivable - Mid-Cap Growth Portfolio - I Class Shares (AMCG)	1,613
Accounts Receivable - Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)	420
Accounts Receivable - Appreciation Portfolio - Initial Shares (DCAP)	783
Accounts Receivable - Opportunistic Small Cap Portfolio: Initial Shares (DSC)	648
Accounts Receivable - VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	54
Accounts Receivable - Managed Tail Risk Fund II: Primary Shares (FVCA2P)	54
Accounts Receivable - NVIT International Equity Fund - Class I (GIG)	38
Accounts Receivable - Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	530
Accounts Receivable - Balanced Portfolio: Service Shares (JABS)	1,044
Accounts Receivable - Global Technology Portfolio: Service Shares (JAGTS)	554
Accounts Receivable - Overseas Portfolio: Service Shares (JAIGS)	857
Accounts Receivable - NVIT Multi-Sector Bond Fund - Class I (MSBF)	684
Accounts Receivable - U.S. Real Estate Portfolio - Class I (MSVRE)	1,489
Accounts Receivable - Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	862
Accounts Receivable - NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	30
Accounts Receivable - NVIT Cardinal Conservative Fund - Class I (NVCCN1)	64
Accounts Receivable - NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	23
Accounts Receivable - NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	30
Accounts Receivable - Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)	4,013
Accounts Receivable - Global Strategic Income Fund/VA: Non-service Shares (OVSB)	403
Accounts Receivable - Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)	67
Accounts Receivable - Total Return Portfolio - Administrative Class (PMVTRA)	866
Accounts Receivable - VT Growth & Income Fund: Class IB (PVGIB)	547
Accounts Payable - VT Voyager Fund: Class IB (PVTVB)	(285)
Accounts Payable - NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	512
Accounts Payable - Templeton Foreign Securities Fund - Class 1 (TIF)	815
Accounts Payable - Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)	61
Accounts Payable - VI American Franchise Fund - Series I Shares (ACEG)	(228)
Accounts Payable - VP International Fund - Class I (ACVI)	(96)
Accounts Payable - VP Inflation Protection Fund - Class II (ACVIP2)	(563)
Accounts Payable - VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)	(1,562)
Accounts Payable - Socially Responsive Portfolio - I Class Shares (AMSRS)	(1,118)
Accounts Payable - VI Value Opportunities Fund - Series I Shares (AVBVI)	(741)
Accounts Payable - Equity-Income Portfolio - Initial Class (FEIP)	(36,100)
Accounts Payable - VIP Overseas Portfolio - Service Class (FOS)	(914)
Accounts Payable - Quality Bond Fund II - Primary Shares (FQB)	(688)
Accounts Payable - NVIT Government Bond Fund - Class IV (GBF4)	(41,750)
Accounts Payable - NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)	(10,846)
Accounts Payable - NVIT Mid Cap Index Fund - Class I (MCIF)	(1,451)
Accounts Payable - Emerging Markets Debt Portfolio - Class I (MSEM)	(446)
Accounts Payable - Value Series - Initial Class (MVFIC)	(1,270)
Accounts Payable - NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	(34)
Accounts Payable - NVIT Cardinal Balanced Fund - Class I (NVCRB1)	(28)
Accounts Payable - NVIT Core Plus Bond Fund - Class I (NVLCP1)	(64)
Accounts Payable - Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	(819)
Accounts Payable - VT International Equity Fund: Class IB (PVTIGB)	(254)
Accounts Payable - NVIT Money Market Fund - Class IV (SAM4)	(7,139)
Accounts Payable - Advantage VT Discovery Fund (SVDF)	(460)
Accounts Payable - Advantage VT Opportunity Fund - Class 2 (SVOF)	(407)
Accounts Payable - NVIT Nationwide Fund - Class IV (TRF4)	(437,958)

$1,139,725,754

Contract Owners’ Equity:
Accumulation units	1,139,725,754

Total Contract Owners’ Equity (note 8)	$1,139,725,754

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	Total	AASCO	MLVGA2	DSIF	IVKMG1	JABS	JACAS	JAGTS
Reinvested dividends	$15,491,605	-	14,315	175,298	-	38,958	58,353	10,361
Mortality and expense risk charges (note 3)	(8,076,666)	(160,003)	(11,082)	(70,299)	(13,555)	(15,908)	(34,322)	(9,072)

Net investment income (loss)	7,414,939	(160,003)	3,233	104,999	(13,555)	23,050	24,031	1,289

Realized gain (loss) on investments	40,863,108	1,163,284	(83)	839,572	62,603	24,366	114,279	58,393
Change in unrealized gain (loss) on investments	(124,594,630)	(8,150,024)	(96,679)	(1,170,302)	(181,526)	(125,198)	(570,259)	(177,181)

Net gain (loss) on investments	(83,731,522)	(6,986,740)	(96,762)	(330,730)	(118,923)	(100,832)	(455,980)	(118,788)

Reinvested capital gains	70,327,646	6,322,548	74,240	275,057	140,700	70,254	913,507	170,671

Net increase (decrease) in contract owners’ equity resulting from operations	$(5,988,937)	(824,195)	(19,289)	49,326	8,222	(7,528)	481,558	53,172

Investment Activity:	JAIGS	MV2IGI	MVFIC	MVIVSC	MSVFI	MSEM	MSVRE	NVAMV1
Reinvested dividends	$19,270	9,623	74,772	23,543	29,165	9,031	10,062	160,345
Mortality and expense risk charges (note 3)	(26,453)	(10,187)	(22,480)	(8,244)	(5,768)	(1,125)	(4,923)	(47,471)

Net investment income (loss)	(7,183)	(564)	52,292	15,299	23,397	7,906	5,139	112,874

Realized gain (loss) on investments	(366,177)	(2,887)	200,849	36,633	4,687	(8,341)	44,249	188,864
Change in unrealized gain (loss) on investments	(91,700)	(147,368)	(485,090)	1,725	(39,628)	(2,459)	(43,436)	(1,482,042)

Net gain (loss) on investments	(457,877)	(150,255)	(284,241)	38,358	(34,941)	(10,800)	813	(1,293,178)

Reinvested capital gains	115,610	113,013	187,648	13,471	-	-	-	848,174

Net increase (decrease) in contract owners’ equity resulting from operations	$(349,450)	(37,806)	(44,301)	67,128	(11,544)	(2,894)	5,952	(332,130)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	GVAAA2	GVABD2	GVAGG2	GVAGR2	GVAGI2	HIBF	GEM	GIG
Reinvested dividends	$13,891	2,899	10,091	6,541	5,161	81,603	27,560	604
Mortality and expense risk charges (note 3)	(6,744)	(1,605)	(11,406)	(6,774)	(4,418)	(12,713)	(23,777)	(844)

Net investment income (loss)	7,147	1,294	(1,315)	(233)	743	68,890	3,783	(240)

Realized gain (loss) on investments	29,464	1,218	96,347	41,856	12,967	(40,588)	(61,321)	(562)
Change in unrealized gain (loss) on investments	(77,583)	(4,734)	(151,636)	(15,195)	(53,184)	(93,906)	(519,351)	(8,261)

Net gain (loss) on investments	(48,119)	(3,516)	(55,289)	26,661	(40,217)	(134,494)	(580,672)	(8,823)

Reinvested capital gains	43,109	89	140,071	24,067	41,666	14,619	-	4,265

Net increase (decrease) in contract owners’ equity resulting from operations	$2,137	(2,133)	83,467	50,495	2,192	(50,985)	(576,889)	(4,798)

Investment Activity:	NVIE6	NVNMO1	NVNSR2	NVCRA1	NVCRB1	NVCCA1	NVCCN1	NVCMD1
Reinvested dividends	$900	109,827	1,160	9,993	188	1,361	198	13,915
Mortality and expense risk charges (note 3)	(2,290)	(92,852)	(1,196)	(2,687)	(68)	(324)	(66)	(4,211)

Net investment income (loss)	(1,390)	16,975	(36)	7,306	120	1,037	132	9,704

Realized gain (loss) on investments	8,822	439,201	28,811	6,977	2,400	336	(53)	77,740
Change in unrealized gain (loss) on investments	(31,154)	(1,943,839)	(53,910)	(51,060)	(2,803)	(5,102)	(475)	(130,685)

Net gain (loss) on investments	(22,332)	(1,504,638)	(25,099)	(44,083)	(403)	(4,766)	(528)	(52,945)

Reinvested capital gains	12,205	1,240,073	25,031	28,217	247	2,922	273	32,787

Net increase (decrease) in contract owners’ equity resulting from operations	$(11,517)	(247,590)	(104)	(8,560)	(36)	(807)	(123)	(10,454)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NVCMA1	NVCMC1	NVCBD1	NVLCP1	TRF4	GBF	GBF4	CAF4
Reinvested dividends	$9,035	151	9,136	276	1,313,535	8,410	236,262	73,692
Mortality and expense risk charges (note 3)	(2,396)	(41)	(1,974)	(112)	(624,286)	(3,809)	(89,210)	(139,820)

Net investment income (loss)	6,639	110	7,162	164	689,249	4,601	147,052	(66,128)

Realized gain (loss) on investments	5,714	20	(2,513)	-	2,662,248	(7,023)	(228,537)	1,263,171
Change in unrealized gain (loss) on investments	(44,171)	(449)	(11,005)	(440)	(2,957,384)	(900)	(10,587)	(2,902,970)

Net gain (loss) on investments	(38,457)	(429)	(13,518)	(440)	(295,136)	(7,923)	(239,124)	(1,639,799)

Reinvested capital gains	29,488	224	1,432	122	-	-	-	2,516,102

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,330)	(95)	(4,924)	(154)	394,113	(3,322)	(92,072)	810,175

Investment Activity:	GVIDA	NVDBL2	NVDCA2	GVIDC	GVIDM	GVDMA	GVDMC	MCIF
Reinvested dividends	$70,907	323	175	21,133	643,578	361,333	49,941	48,959
Mortality and expense risk charges (note 3)	(34,795)	(162)	(82)	(9,026)	(262,309)	(180,584)	(20,808)	(32,784)

Net investment income (loss)	36,112	161	93	12,107	381,269	180,749	29,133	16,175

Realized gain (loss) on investments	231,611	1,131	157	2,376	1,623,345	869,457	72,276	249,689
Change in unrealized gain (loss) on investments	(348,974)	(1,843)	(813)	(61,982)	(4,008,112)	(1,825,141)	(276,013)	(716,340)

Net gain (loss) on investments	(117,363)	(712)	(656)	(59,606)	(2,384,767)	(955,684)	(203,737)	(466,651)

Reinvested capital gains	-	452	409	42,457	1,653,969	464,032	151,685	309,671

Net increase (decrease) in contract owners’ equity resulting from operations	$(81,251)	(99)	(154)	(5,042)	(349,529)	(310,903)	(22,919)	(140,805)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NVMIG1	GVDIVI	GVDIV4	NVMLG1	NVMLV1	NVMMG1	NVMMV2	SCGF
Reinvested dividends	$10,803	174,211	104,756	19,797	39,000	-	69,625	-
Mortality and expense risk charges (note 3)	(11,143)	(97,633)	(58,388)	(31,140)	(23,981)	(350,844)	(44,748)	(13,537)

Net investment income (loss)	(340)	76,578	46,368	(11,343)	15,019	(350,844)	24,877	(13,537)

Realized gain (loss) on investments	(39,336)	(178,444)	(901,903)	197,312	341,060	2,752,422	289,864	303,527
Change in unrealized gain (loss) on investments	(74,639)	(630,053)	386,666	(429,243)	(786,413)	(10,011,731)	(1,181,267)	(537,704)

Net gain (loss) on investments	(113,975)	(808,497)	(515,237)	(231,931)	(445,353)	(7,259,309)	(891,403)	(234,177)

Reinvested capital gains	94,010	-	-	359,101	335,108	7,428,591	658,041	249,647

Net increase (decrease) in contract owners’ equity resulting from operations	$(20,305)	(731,919)	(468,869)	115,827	(95,226)	(181,562)	(208,485)	1,933

Investment Activity:	SCVF4	SCF4	MSBF	GVEX4	NVSTB2	NVOLG1	NVTIV3	EIF4
Reinvested dividends	$131,432	64,500	29,354	2,508,433	18,673	626,316	5,710	244,969
Mortality and expense risk charges (note 3)	(134,559)	(117,356)	(11,179)	(933,104)	(8,014)	(682,301)	(1,987)	(108,185)

Net investment income (loss)	(3,127)	(52,856)	18,175	1,575,329	10,659	(55,985)	3,723	136,784

Realized gain (loss) on investments	386,779	274,828	19,900	6,612,542	(70)	3,882,161	(2,457)	476,313
Change in unrealized gain (loss) on investments	(3,695,826)	(2,293,345)	(93,711)	(9,389,417)	(22,767)	(14,480,321)	(30,787)	(1,717,124)

Net gain (loss) on investments	(3,309,047)	(2,018,517)	(73,811)	(2,776,875)	(22,837)	(10,598,160)	(33,244)	(1,240,811)

Reinvested capital gains	1,985,803	1,711,848	-	1,995,771	-	15,096,673	13,341	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(1,326,371)	(359,525)	(55,636)	794,225	(12,178)	4,442,528	(16,180)	(1,104,027)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	NVRE1	SAM4	ALVGIA	ALVSVA	ACVIG	ACVIP2	ACVI	ACVMV1
Reinvested dividends	$113,096	-	35,354	23,852	40,329	36,452	1,050	19,306
Mortality and expense risk charges (note 3)	(30,890)	(201,329)	(17,987)	(21,161)	(13,960)	(11,990)	(1,625)	(8,128)

Net investment income (loss)	82,206	(201,329)	17,367	2,691	26,369	24,462	(575)	11,178

Realized gain (loss) on investments	(29,589)	-	249,859	126,012	141,818	(50,902)	11,778	59,187
Change in unrealized gain (loss) on investments	(970,345)	-	(239,732)	(795,890)	(458,891)	(20,644)	(9,098)	(147,598)

Net gain (loss) on investments	(999,934)	-	10,127	(669,878)	(317,073)	(71,546)	2,680	(88,411)

Reinvested capital gains	630,755	-	-	484,822	165,563	-	-	53,341

Net increase (decrease) in contract owners’ equity resulting from operations	$(286,973)	(201,329)	27,494	(182,365)	(125,141)	(47,084)	2,105	(23,892)

Investment Activity:	ACVU1	DVSCS	DCAP	DSC	FVCA2P	FQB	FEIP	FHIP
Reinvested dividends	$340	72,065	45,245	-	1,747	88,511	2,697,373	744,046
Mortality and expense risk charges (note 3)	(481)	(69,998)	(19,240)	(4,790)	(735)	(16,589)	(573,864)	(67,814)

Net investment income (loss)	(141)	2,067	26,005	(4,790)	1,012	71,922	2,123,509	676,232

Realized gain (loss) on investments	1,008	843,428	185,007	9,911	(1,409)	(11,243)	(1,921,356)	274,566
Change in unrealized gain (loss) on investments	(3,937)	(1,732,232)	(417,596)	(37,393)	(6,840)	(83,076)	(12,382,649)	(1,621,187)

Net gain (loss) on investments	(2,929)	(888,804)	(232,589)	(27,482)	(8,249)	(94,319)	(14,304,005)	(1,346,621)

Reinvested capital gains	7,332	642,453	126,179	11,372	146	-	8,249,338	-

Net increase (decrease) in contract owners’ equity resulting from operations	$4,262	(244,284)	(80,405)	(20,900)	(7,091)	(22,397)	(3,931,158)	(670,389)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	FAMP	FNRS2	FEIS	FF10S	FF20S	FF30S	FGP	FGS
Reinvested dividends	$461,286	13,225	169,893	3,636	33,579	33,842	330,304	5,578
Mortality and expense risk charges (note 3)	(194,164)	(10,773)	(40,820)	(1,808)	(13,443)	(15,475)	(850,423)	(25,367)

Net investment income (loss)	267,122	2,452	129,073	1,828	20,136	18,367	(520,119)	(19,789)

Realized gain (loss) on investments	307,801	(27,130)	104,654	19,760	33,788	61,158	7,632,522	81,537
Change in unrealized gain (loss) on investments	(2,730,726)	(351,718)	(1,005,197)	(22,011)	(81,597)	(112,433)	(2,936,516)	39,369

Net gain (loss) on investments	(2,422,925)	(378,848)	(900,543)	(2,251)	(47,809)	(51,275)	4,696,006	120,906

Reinvested capital gains	2,067,804	48,697	507,305	626	8,205	10,861	4,005,286	101,879

Net increase (decrease) in contract owners’ equity resulting from operations	$(87,999)	(327,699)	(264,165)	203	(19,468)	(22,047)	8,181,173	202,996

Investment Activity:	FIGBP	FIGBS	FMCS	FOP	FOS	FVSS	FTVRDI	FTVSVI
Reinvested dividends	$632,318	38,855	45,739	422,596	42,235	25,351	106,434	47,804
Mortality and expense risk charges (note 3)	(173,490)	(11,477)	(82,620)	(165,256)	(16,644)	(17,270)	(44,038)	(37,156)

Net investment income (loss)	458,828	27,378	(36,881)	257,340	25,591	8,081	62,396	10,648

Realized gain (loss) on investments	333,422	4,600	332,421	(450,054)	(1,554)	134,804	407,233	361,047
Change in unrealized gain (loss) on investments	(1,115,693)	(55,314)	(1,933,369)	(706,627)	(224,419)	(230,103)	(1,393,875)	(1,546,243)

Net gain (loss) on investments	(782,271)	(50,714)	(1,600,948)	(1,156,681)	(225,973)	(95,299)	(986,642)	(1,185,196)

Reinvested capital gains	20,376	1,213	1,429,871	31,188	3,326	1,981	662,438	758,423

Net increase (decrease) in contract owners’ equity resulting from operations	$(303,067)	(22,123)	(207,958)	(868,153)	(197,056)	(85,237)	(261,808)	(416,125)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	FTVDM2	TIF	FTVGI2	FTVFA2	AMTB	AMCG	AMMCGS	AMTP
Reinvested dividends	$29,109	46,291	132,110	896	116,279	-	-	21,770
Mortality and expense risk charges (note 3)	(10,064)	(8,502)	(12,003)	(248)	(53,365)	(1,471)	(602)	(17,590)

Net investment income (loss)	19,045	37,789	120,107	648	62,914	(1,471)	(602)	4,180

Realized gain (loss) on investments	(78,037)	35,099	(27,664)	(5)	(74,625)	(3,492)	(395)	187,684
Change in unrealized gain (loss) on investments	(425,008)	(197,688)	(184,449)	(3,520)	(24,474)	(10,760)	(24,486)	(786,007)

Net gain (loss) on investments	(503,045)	(162,589)	(212,113)	(3,525)	(99,099)	(14,252)	(24,881)	(598,323)

Reinvested capital gains	185,371	43,410	8,580	49	-	18,293	-	219,998

Net increase (decrease) in contract owners’ equity resulting from operations	$(298,629)	(81,390)	(83,426)	(2,828)	(36,185)	2,570	(25,483)	(374,145)

Investment Activity:	AMSRS	OVGS	OVGI	OVSC	OVSB	PMVFBA	PMVLDA	PMVTRA
Reinvested dividends	$4,373	145,504	22,857	10,784	29,086	2,223	10,085	41,837
Mortality and expense risk charges (note 3)	(5,271)	(81,131)	(19,941)	(8,823)	(3,547)	(1,118)	(2,346)	(5,560)

Net investment income (loss)	(898)	64,373	2,916	1,961	25,539	1,105	7,739	36,277

Realized gain (loss) on investments	47,400	49,794	153,475	177,188	(4,247)	(10,607)	2,735	(10,620)
Change in unrealized gain (loss) on investments	(124,911)	(467,414)	(453,950)	(436,139)	(36,812)	(2,788)	(11,052)	(33,753)

Net gain (loss) on investments	(77,511)	(417,620)	(300,475)	(258,951)	(41,059)	(13,395)	(8,317)	(44,373)

Reinvested capital gains	69,144	725,394	373,212	177,996	-	335	-	8,553

Net increase (decrease) in contract owners’ equity resulting from operations	$(9,265)	372,147	75,653	(78,994)	(15,520)	(11,955)	(578)	457

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	PVGIB	PVTIGB	PVTVB	ACEG	AVBVI	TRHS2	VWBF	VWEM
Reinvested dividends	$6,592	1,558	5,522	-	5,222	-	303,576	115,218
Mortality and expense risk charges (note 3)	(2,490)	(531)	(3,261)	(1,967)	(1,150)	(18,780)	(28,639)	(137,404)

Net investment income (loss)	4,102	1,027	2,261	(1,967)	4,072	(18,780)	274,937	(22,186)

Realized gain (loss) on investments	28,299	13,464	33,551	19,165	2,255	201,551	(332,194)	1,073,540
Change in unrealized gain (loss) on investments	(60,433)	(13,845)	(138,610)	(6,363)	(43,052)	(170,181)	(566,833)	(5,192,863)

Net gain (loss) on investments	(32,134)	(381)	(105,059)	12,802	(40,797)	31,370	(899,027)	(4,119,323)

Reinvested capital gains	-	-	75,483	1,456	14,659	217,082	-	1,136,935

Net increase (decrease) in contract owners’ equity resulting from operations	$(28,032)	646	(27,315)	12,291	(22,066)	229,672	(624,090)	(3,004,574)

Investment Activity:	VWHA	VVEI	VVHYB	VVMCI	VVHGB	WRASP	SVDF	SVOF
Reinvested dividends	$2,474	87,890	80,749	62,792	31,630	1,054	-	576
Mortality and expense risk charges (note 3)	(50,659)	(28,430)	(15,871)	(50,500)	(13,378)	(2,282)	(9,150)	(2,766)

Net investment income (loss)	(48,185)	59,460	64,878	12,292	18,252	(1,228)	(9,150)	(2,190)

Realized gain (loss) on investments	(435,650)	257,068	13,582	122,969	3,766	(9,225)	49,281	29,747
Change in unrealized gain (loss) on investments	(2,347,072)	(520,225)	(120,646)	(538,623)	(36,338)	(69,116)	(255,205)	(90,714)

Net gain (loss) on investments	(2,782,722)	(263,157)	(107,064)	(415,654)	(32,572)	(78,341)	(205,924)	(60,967)

Reinvested capital gains	-	204,093	2,482	281,391	5,931	50,590	195,952	46,105

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,830,907)	396	(39,704)	(121,971)	(8,389)	(28,979)	(19,122)	(17,052)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Activity:	WFVSCG	MIGIC	FHIPR	FOPR	FOSR	AMFAS
Reinvested dividends	$-	16,385	12,309	-	-	-
Mortality and expense risk charges (note 3)	(1,167)	(2,822)	(11,270)	(47,117)	(7,854)	(3,627)

Net investment income (loss)	(1,167)	13,563	1,039	(47,117)	(7,854)	(3,627)

Realized gain (loss) on investments	4,575	87,857	(19,459)	5,029,982	824,385	35,306
Change in unrealized gain (loss) on investments	(34,077)	(243,438)	231,740	(3,104,756)	(533,372)	(124,966)

Net gain (loss) on investments	(29,502)	(155,581)	212,281	1,925,226	291,013	(89,660)

Reinvested capital gains	20,376	172,369	-	-	-	89,116

Net increase (decrease) in contract owners’ equity resulting from operations	$(10,293)	30,351	213,320	1,878,109	283,159	(4,171)

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	Total		AASCO		MLVGA2		DSIF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$7,414,939	8,239,157	(160,003)	(165,785)	3,233	21,115	104,999	98,381
Realized gain (loss) on investments	40,863,108	46,815,047	1,163,284	1,300,249	(83)	18,379	839,572	393,816
Change in unrealized gain (loss) on investments	(124,594,630)	(24,379,389)	(8,150,024)	(3,540,360)	(96,679)	(135,328)	(1,170,302)	536,670
Reinvested capital gains	70,327,646	43,456,870	6,322,548	2,285,672	74,240	115,024	275,057	111,083

Net increase (decrease) in contract owners’ equity resulting from operations	(5,988,937)	74,131,685	(824,195)	(120,224)	(19,289)	19,190	49,326	1,139,950

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	121,570,238	127,796,203	1,252,335	1,319,799	127,662	293,522	687,736	920,849
Transfers between subaccounts (including fixed account), net (note 6)	(1,380,837)	(2,097,484)	(58,290)	(57,950)	-	(9)	(352)	(63)
Surrenders and Death Benefits (notes 2c and note 4)	(142,350,815)	(155,086,268)	(1,882,993)	(1,949,576)	(178,454)	(79,622)	(1,082,641)	(935,968)
Net policy repayments (loans) (note 5)	2,158,871	1,935,951	40,739	88,710	(12,659)	500	(97,129)	(17,957)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(78,393,240)	(80,645,621)	(1,547,585)	(1,545,750)	(80,117)	(98,123)	(477,231)	(512,219)
Adjustments to maintain reserves	(74,828)	25,908	(3,196)	(138)	(88)	21	(629)	875

Net equity transactions	(98,470,611)	(108,071,311)	(2,198,990)	(2,144,905)	(143,656)	116,289	(970,246)	(544,483)

Net change in contract owners’ equity	(104,459,548)	(33,939,626)	(3,023,185)	(2,265,129)	(162,945)	135,479	(920,920)	595,467
Contract owners’ equity beginning of period	1,244,185,302	1,278,124,928	24,757,746	27,022,875	1,518,418	1,382,939	10,045,959	9,450,492

Contract owners’ equity end of period	$1,139,725,754	1,244,185,302	21,734,561	24,757,746	1,355,473	1,518,418	9,125,039	10,045,959

CHANGES IN UNITS:
Beginning units	3,360,194	3,615,856	82,703	89,793	9,546	8,799	36,803	39,350
Units purchased	518,630	642,813	5,933	7,206	820	1,883	2,937	3,956
Units redeemed	(825,876)	(898,478)	(12,844)	(14,296)	(1,705)	(1,136)	(6,317)	(6,503)

Ending units	3,052,948	3,360,194	75,792	82,703	8,661	9,546	33,423	36,803

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	IVKMG1		JABS		JACAS		JAGTS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(13,555)	(12,664)	23,050	20,610	24,031	(30,101)	1,289	(7,877)
Realized gain (loss) on investments	62,603	27,401	24,366	81,799	114,279	341,050	58,393	87,663
Change in unrealized gain (loss) on investments	(181,526)	105,861	(125,198)	7,731	(570,259)	(1,344,426)	(177,181)	(62,555)
Reinvested capital gains	140,700	-	70,254	62,239	913,507	1,347,956	170,671	70,846

Net increase (decrease) in contract owners’ equity resulting from operations	8,222	120,598	(7,528)	172,379	481,558	314,479	53,172	88,077

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	175,475	53,611	355,051	374,456	693,124	279,683	361,502	295,358
Transfers between subaccounts (including fixed account), net (note 6)	-	(22)	(339)	(54)	(431)	(40)	(8)	(23)
Surrenders and Death Benefits (notes 2c and note 4)	(119,106)	(51,569)	(123,681)	(572,549)	(422,200)	(726,559)	(163,286)	(265,069)
Net policy repayments (loans) (note 5)	1,716	(1,707)	1,945	(909)	12,793	(11,659)	(16,137)	(43,203)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(69,109)	(56,425)	(264,643)	(243,086)	(250,506)	(240,501)	(68,945)	(58,385)
Adjustments to maintain reserves	(28)	(1,160)	(524)	(714)	81	(2,298)	230	(1,623)

Net equity transactions	(11,052)	(57,272)	(32,191)	(442,856)	32,861	(701,374)	113,356	(72,945)

Net change in contract owners’ equity	(2,830)	63,326	(39,719)	(270,477)	514,419	(386,895)	166,528	15,132
Contract owners’ equity beginning of period	1,772,333	1,709,007	2,382,160	2,652,637	4,294,689	4,681,584	1,223,864	1,208,732

Contract owners’ equity end of period	$1,769,503	1,772,333	2,342,441	2,382,160	4,809,108	4,294,689	1,390,392	1,223,864

CHANGES IN UNITS:
Beginning units	11,752	12,184	6,684	6,790	14,531	17,110	4,243	4,670
Units purchased	876	406	1,425	966	2,281	1,259	1,384	942
Units redeemed	(910)	(838)	(1,177)	(1,072)	(2,047)	(3,838)	(990)	(1,369)

Ending units	11,718	11,752	6,932	6,684	14,765	14,531	4,637	4,243

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	JAIGS		MV2IGI		MVFIC		MVIVSC
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(7,183)	258,784	(564)	-	52,292	27,225	15,299	13,438
Realized gain (loss) on investments	(366,177)	(96,194)	(2,887)	-	200,849	368,926	36,633	90,668
Change in unrealized gain (loss) on investments	(91,700)	(1,164,243)	(147,368)	-	(485,090)	(175,863)	1,725	(90,387)
Reinvested capital gains	115,610	361,414	113,013	-	187,648	103,260	13,471	-

Net increase (decrease) in contract owners’ equity resulting from operations	(349,450)	(640,239)	(37,806)	-	(44,301)	323,548	67,128	13,719

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	299,656	255,223	2,099,782	-	166,321	359,183	233,512	160,694
Transfers between subaccounts (including fixed account), net (note 6)	(2)	(28)	(1)	-	(14)	(32)	41,350	133,123
Surrenders and Death Benefits (notes 2c and note 4)	(849,197)	(584,931)	(33,080)	-	(364,235)	(552,819)	(211,890)	(232,284)
Net policy repayments (loans) (note 5)	33,451	290,509	3,474	-	23,282	(80,653)	1,521	(39,974)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(272,840)	(295,749)	(72,947)	-	(177,241)	(181,377)	(38,484)	(33,998)
Adjustments to maintain reserves	(2,028)	1,110	(359)	-	1,058	(754)	(1,438)	396

Net equity transactions	(790,960)	(333,866)	1,996,869	-	(350,829)	(456,452)	24,571	(12,043)

Net change in contract owners’ equity	(1,140,410)	(974,105)	1,959,063	-	(395,130)	(132,904)	91,699	1,676
Contract owners’ equity beginning of period	4,413,108	5,387,213	-	-	3,396,481	3,529,385	1,210,137	1,208,461

Contract owners’ equity end of period	$3,272,698	4,413,108	1,959,063	-	3,001,351	3,396,481	1,301,836	1,210,137

CHANGES IN UNITS:
Beginning units	16,106	17,249	-	-	9,638	10,879	3,372	3,744
Units purchased	1,323	2,332	17,905	-	647	1,183	1,453	1,169
Units redeemed	(4,570)	(3,475)	(910)	-	(1,462)	(2,424)	(976)	(1,541)

Ending units	12,859	16,106	16,995	-	8,823	9,638	3,849	3,372

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	MSVFI		MSEM		MSVRE		NVAMV1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$23,397	14,104	7,906	11,907	5,139	4,963	112,874	91,844
Realized gain (loss) on investments	4,687	8,716	(8,341)	(13,520)	44,249	85,587	188,864	372,543
Change in unrealized gain (loss) on investments	(39,628)	21,979	(2,459)	8,520	(43,436)	82,311	(1,482,042)	(434,036)
Reinvested capital gains	-	-	-	1,868	-	-	848,174	821,996

Net increase (decrease) in contract owners’ equity resulting from operations	(11,544)	44,799	(2,894)	8,775	5,952	172,861	(332,130)	852,347

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	170,676	297,357	4,813	7,456	272,872	659,936	316,570	427,962
Transfers between subaccounts (including fixed account), net (note 6)	(32)	(2)	-	5	1	(8)	3	(48)
Surrenders and Death Benefits (notes 2c and note 4)	(35,398)	(56,755)	(29,065)	(139,713)	(311,378)	(541,093)	(718,068)	(1,033,126)
Net policy repayments (loans) (note 5)	4,427	(970)	85	(941)	(129)	(225)	14,137	(34,890)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(111,747)	(102,729)	(12,904)	(19,757)	(51,803)	(47,583)	(365,769)	(340,352)
Adjustments to maintain reserves	507	(742)	(41)	1,086	42	(899)	(30)	(825)

Net equity transactions	28,433	136,159	(37,112)	(151,864)	(90,395)	70,128	(753,157)	(981,279)

Net change in contract owners’ equity	16,889	180,958	(40,006)	(143,089)	(84,443)	242,989	(1,085,287)	(128,932)
Contract owners’ equity beginning of period	815,851	634,893	202,891	345,980	819,649	576,660	7,135,110	7,264,042

Contract owners’ equity end of period	$832,740	815,851	162,885	202,891	735,206	819,649	6,049,823	7,135,110

CHANGES IN UNITS:
Beginning units	4,066	4,254	571	699	454	419	27,671	31,874
Units purchased	812	901	4	3	93	247	1,740	1,908
Units redeemed	(876)	(1,089)	(136)	(131)	(117)	(212)	(4,755)	(6,111)

Ending units	4,002	4,066	439	571	430	454	24,656	27,671

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVAAA2		GVABD2		GVAGG2		GVAGR2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$7,147	1,008	1,294	1,498	(1,315)	(482)	(233)	(3,503)
Realized gain (loss) on investments	29,464	27,932	1,218	6,317	96,347	85,558	41,856	280,495
Change in unrealized gain (loss) on investments	(77,583)	(558)	(4,734)	2,577	(151,636)	(72,029)	(15,195)	(198,655)
Reinvested capital gains	43,109	848	89	2,708	140,071	-	24,067	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,137	29,230	(2,133)	13,100	83,467	13,047	50,495	78,337

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	195,619	407,757	19,904	26,166	254,742	125,723	95,997	157,443
Transfers between subaccounts (including fixed account), net (note 6)	-	(3)	-	-	-	(18)	-	(7)
Surrenders and Death Benefits (notes 2c and note 4)	(70,859)	38,837	(28,417)	(103,193)	(182,746)	(115,203)	(48,639)	(532,422)
Net policy repayments (loans) (note 5)	773	859	2,529	(11,991)	(11,188)	(15,353)	3,579	(25,001)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(35,480)	(53,550)	(16,015)	(19,290)	(75,529)	(74,111)	(52,566)	(46,963)
Adjustments to maintain reserves	21	(34)	(27)	(35)	24	(81)	(51)	53

Net equity transactions	90,074	393,866	(22,026)	(108,343)	(14,697)	(79,043)	(1,680)	(446,897)

Net change in contract owners’ equity	92,211	423,096	(24,159)	(95,243)	68,770	(65,996)	48,815	(368,560)
Contract owners’ equity beginning of period	876,047	452,951	216,783	312,026	1,421,578	1,487,574	866,752	1,235,312

Contract owners’ equity end of period	$968,258	876,047	192,624	216,783	1,490,348	1,421,578	915,567	866,752

CHANGES IN UNITS:
Beginning units	5,685	3,063	1,753	2,629	8,722	9,225	5,561	8,501
Units purchased	1,282	3,221	192	247	1,509	836	635	1,095
Units redeemed	(698)	(599)	(372)	(1,123)	(1,584)	(1,339)	(635)	(4,035)

Ending units	6,269	5,685	1,573	1,753	8,647	8,722	5,561	5,561

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVAGI2		HIBF		GEM		GIG
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$743	255	68,890	63,730	3,783	17,409	(240)	1,425
Realized gain (loss) on investments	12,967	28,428	(40,588)	(2,281)	(61,321)	(34,834)	(562)	36
Change in unrealized gain (loss) on investments	(53,184)	7,461	(93,906)	(74,719)	(519,351)	(134,224)	(8,261)	(4,782)
Reinvested capital gains	41,666	3,731	14,619	-	-	-	4,265	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,192	39,875	(50,985)	(13,270)	(576,889)	(151,649)	(4,798)	(3,321)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	45,694	190,034	1,383,448	2,299,996	366,023	3,150,719	22,804	124,549
Transfers between subaccounts (including fixed account), net (note 6)	-	(5)	2	-	3,303	116,573	-	(1)
Surrenders and Death Benefits (notes 2c and note 4)	(9,032)	(21,882)	(1,413,261)	(868,054)	(310,892)	(246,719)	(9,994)	(5,191)
Net policy repayments (loans) (note 5)	4,525	(29,538)	1,656	9,693	803	2,848	-	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(15,916)	(14,747)	(143,592)	(120,679)	(278,834)	(216,579)	(7,436)	(3,870)
Adjustments to maintain reserves	(29)	(22)	(730)	1,466	(1,471)	226	(48)	7

Net equity transactions	25,242	123,840	(172,477)	1,322,422	(221,068)	2,807,068	5,326	115,494

Net change in contract owners’ equity	27,434	163,715	(223,462)	1,309,152	(797,957)	2,655,419	528	112,173
Contract owners’ equity beginning of period	566,834	403,119	1,656,557	347,405	3,673,443	1,018,024	112,173	-

Contract owners’ equity end of period	$594,268	566,834	1,433,095	1,656,557	2,875,486	3,673,443	112,701	112,173

CHANGES IN UNITS:
Beginning units	4,028	3,134	7,280	838	9,579	1,626	1,154	-
Units purchased	369	1,452	6,638	11,147	1,240	9,293	238	1,271
Units redeemed	(188)	(558)	(7,428)	(4,705)	(1,854)	(1,340)	(187)	(117)

Ending units	4,209	4,028	6,490	7,280	8,965	9,579	1,205	1,154

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVIE6		NVNMO1		NVNSR2		NVCRA1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(1,390)	11,160	16,975	34,363	(36)	409	7,306	4,700
Realized gain (loss) on investments	8,822	6,361	439,201	751,327	28,811	4,493	6,977	19,704
Change in unrealized gain (loss) on investments	(31,154)	(21,885)	(1,943,839)	(2,306,958)	(53,910)	14,789	(51,060)	(26,882)
Reinvested capital gains	12,205	-	1,240,073	2,371,203	25,031	-	28,217	13,284

Net increase (decrease) in contract owners’ equity resulting from operations	(11,517)	(4,364)	(247,590)	849,935	(104)	19,691	(8,560)	10,806

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	10,344	10,623	649,069	720,318	6,925	8,494	101,920	74,463
Transfers between subaccounts (including fixed account), net (note 6)	-	(2)	60,132	(195,267)	(1)	(1)	-	(7)
Surrenders and Death Benefits (notes 2c and note 4)	(13,543)	3,063	(865,404)	(1,239,165)	(76,617)	(6,281)	-	(4,143)
Net policy repayments (loans) (note 5)	(1,658)	(2,933)	116,492	13,828	(52)	(172)	2,403	16,299
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(23,005)	(21,646)	(895,629)	(928,124)	(5,103)	(6,836)	(32,605)	(31,839)
Adjustments to maintain reserves	58	(3)	(2,311)	3,221	53	17	(29)	(45)

Net equity transactions	(27,804)	(10,898)	(937,651)	(1,625,189)	(74,795)	(4,779)	71,689	54,728

Net change in contract owners’ equity	(39,321)	(15,262)	(1,185,241)	(775,254)	(74,899)	14,912	63,129	65,534
Contract owners’ equity beginning of period	345,354	360,616	14,685,682	15,460,936	220,332	205,420	344,713	279,179

Contract owners’ equity end of period	$306,033	345,354	13,500,441	14,685,682	145,433	220,332	407,842	344,713

CHANGES IN UNITS:
Beginning units	3,707	3,817	81,163	90,758	1,398	1,430	2,572	2,160
Units purchased	126	172	6,216	5,944	46	58	787	946
Units redeemed	(417)	(282)	(12,426)	(15,539)	(509)	(90)	(244)	(534)

Ending units	3,416	3,707	74,953	81,163	935	1,398	3,115	2,572

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVCRB1		NVCCA1		NVCCN1		NVCMD1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$120	502	1,037	791	132	143	9,704	13,064
Realized gain (loss) on investments	2,400	445	336	354	(53)	40	77,740	11,353
Change in unrealized gain (loss) on investments	(2,803)	(570)	(5,102)	(897)	(475)	(210)	(130,685)	(13,852)
Reinvested capital gains	247	766	2,922	1,395	273	275	32,787	17,286

Net increase (decrease) in contract owners’ equity resulting from operations	(36)	1,143	(807)	1,643	(123)	248	(10,454)	27,851

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	1,184	1,184	2,199	6,554	1,450	1,354	59,623	85,147
Transfers between subaccounts (including fixed account), net (note 6)	-	(1)	-	(1)	-	-	(40)	(5)
Surrenders and Death Benefits (notes 2c and note 4)	(22,634)	(229)	(1,068)	(207)	-	-	(401,854)	-
Net policy repayments (loans) (note 5)	-	(66)	-	-	-	-	138	(130)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(2,313)	(3,858)	(2,560)	(1,874)	(1,733)	(1,597)	(80,749)	(59,676)
Adjustments to maintain reserves	62	(37)	(31)	53	(92)	(9)	13	35

Net equity transactions	(23,701)	(3,007)	(1,460)	4,525	(375)	(252)	(422,869)	25,371

Net change in contract owners’ equity	(23,737)	(1,864)	(2,267)	6,168	(498)	(4)	(433,323)	53,222
Contract owners’ equity beginning of period	30,382	32,246	43,039	36,871	9,236	9,240	756,445	703,223

Contract owners’ equity end of period	$6,645	30,382	40,772	43,039	8,738	9,236	323,122	756,445

CHANGES IN UNITS:
Beginning units	229	252	319	284	74	76	5,651	5,457
Units purchased	9	9	17	51	11	11	450	657
Units redeemed	(187)	(32)	(28)	(16)	(14)	(13)	(3,645)	(463)

Ending units	51	229	308	319	71	74	2,456	5,651

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVCMA1		NVCMC1		NVCBD1		NVLCP1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$6,639	6,875	110	98	7,162	4,440	164	238
Realized gain (loss) on investments	5,714	43,912	20	72	(2,513)	1,458	-	(27)
Change in unrealized gain (loss) on investments	(44,171)	(63,730)	(449)	(124)	(11,005)	4,808	(440)	416
Reinvested capital gains	29,488	33,038	224	144	1,432	-	122	-

Net increase (decrease) in contract owners’ equity resulting from operations	(2,330)	20,095	(95)	190	(4,924)	10,706	(154)	627

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	35,401	90,636	1,009	987	144,443	84,286	1,393	1,318
Transfers between subaccounts (including fixed account), net (note 6)	-	(2)	-	-	-	(2)	-	-
Surrenders and Death Benefits (notes 2c and note 4)	(165,175)	(189,531)	-	-	(22,096)	(129,168)	-	(2,144)
Net policy repayments (loans) (note 5)	(9,258)	-	135	(127)	14,948	(14,803)	-	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(29,096)	(32,725)	(918)	(878)	(44,742)	(40,481)	(1,273)	(1,192)
Adjustments to maintain reserves	14	(71)	35	12	(56)	80	10	(3)

Net equity transactions	(168,114)	(131,693)	261	(6)	92,497	(100,088)	130	(2,021)

Net change in contract owners’ equity	(170,444)	(111,598)	166	184	87,573	(89,382)	(24)	(1,394)
Contract owners’ equity beginning of period	405,843	517,441	5,611	5,427	223,379	312,761	15,367	16,761

Contract owners’ equity end of period	$235,399	405,843	5,777	5,611	310,952	223,379	15,343	15,367

CHANGES IN UNITS:
Beginning units	3,021	4,001	43	43	1,707	2,493	109	124
Units purchased	267	694	9	9	1,224	661	10	9
Units redeemed	(1,497)	(1,674)	(7)	(9)	(521)	(1,447)	(9)	(24)

Ending units	1,791	3,021	45	43	2,410	1,707	110	109

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	TRF4		GBF		GBF4		CAF4
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$689,249	631,251	4,601	6,197	147,052	204,226	(66,128)	(68,015)
Realized gain (loss) on investments	2,662,248	2,275,830	(7,023)	(2,919)	(228,537)	(153,911)	1,263,171	1,269,108
Change in unrealized gain (loss) on investments	(2,957,384)	8,993,573	(900)	15,335	(10,587)	540,294	(2,902,970)	927,132
Reinvested capital gains	-	-	-	-	-	-	2,516,102	-

Net increase (decrease) in contract owners’ equity resulting from operations	394,113	11,900,654	(3,322)	18,613	(92,072)	590,609	810,175	2,128,225

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	3,512,877	3,806,658	542,313	48,967	1,924,230	998,332	992,340	1,149,233
Transfers between subaccounts (including fixed account), net (note 6)	(442,274)	(723,726)	-	(1)	(74,037)	(167,436)	(46,761)	(27,653)
Surrenders and Death Benefits (notes 2c and note 4)	(6,125,170)	(6,761,706)	(538,788)	(12,478)	(2,494,271)	(1,215,013)	(1,604,745)	(1,683,085)
Net policy repayments (loans) (note 5)	954,178	996,068	376	(7,113)	198,549	168,284	(33,479)	(74,574)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(4,897,127)	(4,883,024)	(32,746)	(35,408)	(1,126,763)	(1,193,312)	(1,230,443)	(1,261,336)
Adjustments to maintain reserves	(9,515)	53,451	(72)	50	197	826	(2,369)	(96)

Net equity transactions	(7,007,031)	(7,512,279)	(28,917)	(5,983)	(1,572,095)	(1,408,319)	(1,925,457)	(1,897,511)

Net change in contract owners’ equity	(6,612,918)	4,388,375	(32,239)	12,630	(1,664,167)	(817,710)	(1,115,282)	230,714
Contract owners’ equity beginning of period	110,907,436	106,519,061	509,009	496,379	14,814,759	15,632,469	21,217,632	20,986,918

Contract owners’ equity end of period	$104,294,518	110,907,436	476,770	509,009	13,150,592	14,814,759	20,102,350	21,217,632

CHANGES IN UNITS:
Beginning units	69,074	75,252	3,547	3,590	30,776	33,377	84,350	92,231
Units purchased	5,262	5,684	3,894	422	6,567	3,175	4,878	6,540
Units redeemed	(10,973)	(11,862)	(4,090)	(465)	(10,292)	(5,776)	(11,985)	(14,421)

Ending units	63,363	69,074	3,351	3,547	27,051	30,776	77,243	84,350

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVIDA		NVDBL2		NVDCA2		GVIDC
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$36,112	43,229	161	263	93	104	12,107	15,070
Realized gain (loss) on investments	231,611	198,785	1,131	876	157	86	2,376	28,763
Change in unrealized gain (loss) on investments	(348,974)	(52,178)	(1,843)	(533)	(813)	153	(61,982)	(39,064)
Reinvested capital gains	-	-	452	97	409	143	42,457	49,495

Net increase (decrease) in contract owners’ equity resulting from operations	(81,251)	189,836	(99)	703	(154)	486	(5,042)	54,264

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	710,708	415,032	1,195	12,766	1,459	2,549	88,380	198,207
Transfers between subaccounts (including fixed account), net (note 6)	(8)	(61)	-	-	-	-	(118)	(7)
Surrenders and Death Benefits (notes 2c and note 4)	(283,933)	(460,527)	(19)	(3)	-	-	(255,142)	(633,466)
Net policy repayments (loans) (note 5)	(25,199)	(44,114)	-	-	-	-	4,962	3,340
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(254,904)	(260,926)	(7,644)	(6,115)	(942)	(427)	(84,243)	(113,400)
Adjustments to maintain reserves	(810)	1,258	(17)	48	47	(60)	(291)	(255)

Net equity transactions	145,854	(349,338)	(6,485)	6,696	564	2,062	(246,452)	(545,581)

Net change in contract owners’ equity	64,603	(159,502)	(6,584)	7,399	410	2,548	(251,494)	(491,317)
Contract owners’ equity beginning of period	4,704,068	4,863,570	24,857	17,458	10,442	7,894	1,454,217	1,945,534

Contract owners’ equity end of period	$4,768,671	4,704,068	18,273	24,857	10,852	10,442	1,202,723	1,454,217

CHANGES IN UNITS:
Beginning units	19,107	20,608	155	113	57	45	9,031	13,089
Units purchased	3,014	1,877	7	80	8	14	572	985
Units redeemed	(2,395)	(3,378)	(47)	(38)	(5)	(2)	(2,236)	(5,043)

Ending units	19,726	19,107	115	155	60	57	7,367	9,031

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	GVIDM		GVDMA		GVDMC		MCIF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$381,269	441,289	180,749	244,707	29,133	33,648	16,175	15,573
Realized gain (loss) on investments	1,623,345	2,045,573	869,457	587,876	72,276	54,524	249,689	334,525
Change in unrealized gain (loss) on investments	(4,008,112)	(608,123)	(1,825,141)	249,935	(276,013)	(27,795)	(716,340)	(205,906)
Reinvested capital gains	1,653,969	-	464,032	-	151,685	56,353	309,671	235,235

Net increase (decrease) in contract owners’ equity resulting from operations	(349,529)	1,878,739	(310,903)	1,082,518	(22,919)	116,730	(140,805)	379,427

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	2,741,997	3,414,742	1,680,026	1,997,849	154,937	337,202	328,447	257,540
Transfers between subaccounts (including fixed account), net (note 6)	(316,668)	(305,252)	(211)	(231)	4	(11)	(1)	(45)
Surrenders and Death Benefits (notes 2c and note 4)	(2,547,242)	(4,019,842)	(1,849,143)	(3,138,322)	(118,846)	(123,454)	(372,113)	(478,438)
Net policy repayments (loans) (note 5)	188,549	74,034	(886)	(42,026)	12,665	300	6,357	16,804
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(2,953,887)	(3,147,233)	(1,567,602)	(1,808,513)	(172,938)	(185,760)	(205,586)	(205,397)
Adjustments to maintain reserves	(10,080)	(965)	180	875	26	23	2,372	(1,513)

Net equity transactions	(2,897,331)	(3,984,516)	(1,737,636)	(2,990,368)	(124,152)	28,300	(240,524)	(411,049)

Net change in contract owners’ equity	(3,246,860)	(2,105,777)	(2,048,539)	(1,907,850)	(147,071)	145,030	(381,329)	(31,622)
Contract owners’ equity beginning of period	41,975,373	44,081,150	25,611,709	27,519,559	3,061,629	2,916,599	4,615,290	4,646,912

Contract owners’ equity end of period	$38,728,513	41,975,373	23,563,170	25,611,709	2,914,558	3,061,629	4,233,961	4,615,290

CHANGES IN UNITS:
Beginning units	126,560	142,974	107,649	115,628	15,002	15,416	11,949	13,022
Units purchased	11,837	13,469	7,930	8,717	1,015	1,282	973	945
Units redeemed	(20,894)	(29,884)	(15,173)	(16,696)	(1,657)	(1,696)	(1,626)	(2,018)

Ending units	117,503	126,560	100,406	107,649	14,360	15,002	11,296	11,949

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVMIG1		GVDIVI		GVDIV4		NVMLG1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(340)	9,282	76,578	212,213	46,368	395,580	(11,343)	(10,514)
Realized gain (loss) on investments	(39,336)	(469)	(178,444)	(21,750)	(901,903)	(740,755)	197,312	273,050
Change in unrealized gain (loss) on investments	(74,639)	(131,623)	(630,053)	(1,695,917)	386,666	(743,879)	(429,243)	(169,227)
Reinvested capital gains	94,010	84,416	-	-	-	-	359,101	307,591

Net increase (decrease) in contract owners’ equity resulting from operations	(20,305)	(38,394)	(731,919)	(1,505,454)	(468,869)	(1,089,054)	115,827	400,900

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	141,961	1,728,380	1,210,795	13,367,346	152,368	138,395	282,459	270,641
Transfers between subaccounts (including fixed account), net (note 6)	(99)	27	(133,162)	3,995,900	(36,829)	(15,997)	(11)	(56)
Surrenders and Death Benefits (notes 2c and note 4)	(219,090)	(71,037)	(1,564,870)	(283,617)	(412,873)	(639,332)	(427,649)	(635,912)
Net policy repayments (loans) (note 5)	1,780	3,743	78,345	47,618	39,301	53,361	6,745	(11,792)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(106,935)	(67,911)	(898,229)	(626,993)	(720,832)	(773,500)	(262,186)	(260,484)
Adjustments to maintain reserves	60	1,815	(3,904)	18,834	(2,067)	(3,374)	(380)	1,392

Net equity transactions	(182,323)	1,595,017	(1,311,025)	16,519,088	(980,932)	(1,240,447)	(401,022)	(636,211)

Net change in contract owners’ equity	(202,628)	1,556,623	(2,042,944)	15,013,634	(1,449,801)	(2,329,501)	(285,195)	(235,311)
Contract owners’ equity beginning of period	1,556,623	-	15,013,634	-	9,653,266	11,982,767	4,376,302	4,611,613

Contract owners’ equity end of period	$1,353,995	1,556,623	12,970,690	15,013,634	8,203,465	9,653,266	4,091,107	4,376,302

CHANGES IN UNITS:
Beginning units	15,969	-	130,618	-	15,761	18,063	27,472	31,854
Units purchased	1,508	17,595	14,958	142,966	396	370	1,931	2,062
Units redeemed	(3,420)	(1,626)	(25,979)	(12,348)	(2,392)	(2,672)	(4,509)	(6,444)

Ending units	14,057	15,969	119,597	130,618	13,765	15,761	24,894	27,472

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVMLV1		NVMMG1		NVMMV2		SCGF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$15,019	28,315	(350,844)	(347,098)	24,877	40,093	(13,537)	(15,348)
Realized gain (loss) on investments	341,060	111,844	2,752,422	2,551,819	289,864	327,086	303,527	133,887
Change in unrealized gain (loss) on investments	(786,413)	(88,050)	(10,011,731)	(6,959,009)	(1,181,267)	(856,077)	(537,704)	(381,412)
Reinvested capital gains	335,108	322,654	7,428,591	6,409,907	658,041	1,428,442	249,647	310,477

Net increase (decrease) in contract owners’ equity resulting from operations	(95,226)	374,763	(181,562)	1,655,619	(208,485)	939,544	1,933	47,604

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	187,440	1,297,652	2,331,145	2,157,257	476,765	300,209	210,001	141,565
Transfers between subaccounts (including fixed account), net (note 6)	(1)	(145)	(30,835)	(53,364)	(9)	(176)	(2)	(53)
Surrenders and Death Benefits (notes 2c and note 4)	(1,426,376)	(340,882)	(4,098,173)	(3,688,991)	(777,729)	(640,100)	(603,124)	(159,524)
Net policy repayments (loans) (note 5)	17,148	(7,525)	23,604	(7,121)	18,245	10,106	24,584	218,881
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(199,831)	(209,749)	(2,651,145)	(2,675,718)	(358,684)	(341,442)	(106,323)	(98,345)
Adjustments to maintain reserves	(403)	311	(7,343)	356	(42)	(105)	(397)	480

Net equity transactions	(1,422,023)	739,662	(4,432,747)	(4,267,581)	(641,454)	(671,508)	(475,261)	103,004

Net change in contract owners’ equity	(1,517,249)	1,114,425	(4,614,309)	(2,611,962)	(849,939)	268,036	(473,328)	150,608
Contract owners’ equity beginning of period	4,451,301	3,336,876	52,708,245	55,320,207	6,395,581	6,127,545	2,323,780	2,173,172

Contract owners’ equity end of period	$2,934,052	4,451,301	48,093,936	52,708,245	5,545,642	6,395,581	1,850,452	2,323,780

CHANGES IN UNITS:
Beginning units	29,349	23,337	226,323	247,024	35,262	39,246	9,191	8,713
Units purchased	1,408	9,540	15,223	15,337	3,192	2,089	985	1,749
Units redeemed	(11,061)	(3,528)	(36,226)	(36,038)	(6,743)	(6,073)	(3,006)	(1,271)

Ending units	19,696	29,349	205,320	226,323	31,711	35,262	7,170	9,191

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	SCVF4		SCF4		MSBF		GVEX4
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(3,127)	(35,419)	(52,856)	(93,120)	18,175	40,580	1,575,329	1,609,899
Realized gain (loss) on investments	386,779	754,216	274,828	185,065	19,900	30,099	6,612,542	6,672,197
Change in unrealized gain (loss) on investments	(3,695,826)	(1,416,629)	(2,293,345)	(2,839,982)	(93,711)	(15,736)	(9,389,417)	8,362,927
Reinvested capital gains	1,985,803	1,966,078	1,711,848	2,732,512	-	-	1,995,771	-

Net increase (decrease) in contract owners’ equity resulting from operations	(1,326,371)	1,268,246	(359,525)	(15,525)	(55,636)	54,943	794,225	16,645,023

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	765,168	876,881	1,020,266	1,073,198	162,064	240,598	7,517,313	8,531,891
Transfers between subaccounts (including fixed account), net (note 6)	(48,964)	(43,758)	54,152	7,682	-	(9)	(76,922)	244,952
Surrenders and Death Benefits (notes 2c and note 4)	(1,521,483)	(2,511,778)	(1,180,534)	(1,400,764)	(282,947)	(192,969)	(8,985,881)	(9,169,964)
Net policy repayments (loans) (note 5)	(4,564)	58,559	109,485	(82,715)	14,814	13,359	188,386	(441,040)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(1,043,902)	(1,096,747)	(1,157,068)	(1,225,275)	(149,099)	(152,911)	(9,553,805)	(9,701,899)
Adjustments to maintain reserves	1,495	(265)	(2,797)	(109,598)	(1,418)	1,169	(7,486)	49,702

Net equity transactions	(1,852,250)	(2,717,108)	(1,156,496)	(1,737,472)	(256,586)	(90,763)	(10,918,395)	(10,486,358)

Net change in contract owners’ equity	(3,178,621)	(1,448,862)	(1,516,021)	(1,752,997)	(312,222)	(35,820)	(10,124,170)	6,158,665
Contract owners’ equity beginning of period	21,052,039	22,500,901	17,547,815	19,300,812	1,706,653	1,742,473	144,610,186	138,451,521

Contract owners’ equity end of period	$17,873,418	21,052,039	16,031,794	17,547,815	1,394,431	1,706,653	134,486,016	144,610,186

CHANGES IN UNITS:
Beginning units	55,642	63,460	51,975	57,570	8,671	8,969	187,921	204,323
Units purchased	3,633	3,965	4,835	4,992	972	1,272	13,266	15,049
Units redeemed	(8,745)	(11,783)	(8,878)	(10,587)	(2,264)	(1,570)	(28,050)	(31,451)

Ending units	50,530	55,642	47,932	51,975	7,379	8,671	173,137	187,921

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVSTB2		NVOLG1		NVTIV3		EIF4
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$10,659	2,275	(55,985)	37,735	3,723	6,538	136,784	173,961
Realized gain (loss) on investments	(70)	3,993	3,882,161	4,677,762	(2,457)	9,752	476,313	530,990
Change in unrealized gain (loss) on investments	(22,767)	(7,960)	(14,480,321)	(7,499,148)	(30,787)	(53,962)	(1,717,124)	682,830
Reinvested capital gains	-	-	15,096,673	10,850,117	13,341	11,056	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(12,178)	(1,692)	4,442,528	8,066,466	(16,180)	(26,616)	(1,104,027)	1,387,781

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	185,682	207,700	4,359,874	4,762,416	60,593	146,940	806,625	896,957
Transfers between subaccounts (including fixed account), net (note 6)	-	-	(453,489)	(425,383)	9,959	17,949	(2,911)	(58,111)
Surrenders and Death Benefits (notes 2c and note 4)	(78,855)	(328,350)	(8,589,526)	(9,809,630)	(198)	(86,810)	(1,345,534)	(1,280,246)
Net policy repayments (loans) (note 5)	2,244	677	(37,185)	(216,715)	(14,969)	613	(5,557)	(8,015)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(87,733)	(94,624)	(5,810,073)	(5,964,497)	(7,942)	(6,568)	(953,367)	(1,008,605)
Adjustments to maintain reserves	(65)	(83)	(3,445)	(282)	(547)	(80)	(1,214)	(2,576)

Net equity transactions	21,273	(214,680)	(10,533,844)	(11,654,091)	46,896	72,044	(1,501,958)	(1,460,596)

Net change in contract owners’ equity	9,095	(216,372)	(6,091,316)	(3,587,625)	30,716	45,428	(2,605,985)	(72,815)
Contract owners’ equity beginning of period	1,108,216	1,324,588	102,822,228	106,409,853	244,224	198,796	17,157,897	17,230,712

Contract owners’ equity end of period	$1,117,311	1,108,216	96,730,912	102,822,228	274,940	244,224	14,551,912	17,157,897

CHANGES IN UNITS:
Beginning units	10,096	12,037	329,574	369,714	1,332	1,204	54,234	59,533
Units purchased	2,098	2,374	18,928	22,341	395	813	4,428	4,081
Units redeemed	(1,911)	(4,315)	(51,180)	(62,482)	(175)	(685)	(9,282)	(9,380)

Ending units	10,283	10,096	297,322	329,574	1,552	1,332	49,380	54,234

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	NVRE1		SAM4		ALVGIA		ALVSVA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$82,206	92,111	(201,329)	(212,070)	17,367	15,195	2,691	429
Realized gain (loss) on investments	(29,589)	224,705	-	8	249,859	408,918	126,012	123,412
Change in unrealized gain (loss) on investments	(970,345)	(347,482)	-	-	(239,732)	(225,932)	(795,890)	(240,852)
Reinvested capital gains	630,755	997,516	-	-	-	-	484,822	383,368

Net increase (decrease) in contract owners’ equity resulting from operations	(286,973)	966,850	(201,329)	(212,062)	27,494	198,181	(182,365)	266,357

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	769,736	532,652	15,562,976	12,143,480	262,679	505,427	202,372	205,142
Transfers between subaccounts (including fixed account), net (note 6)	(2)	(24)	495,073	230,691	(347)	(9)	(411)	(34)
Surrenders and Death Benefits (notes 2c and note 4)	(536,807)	(634,238)	(13,342,893)	(11,643,573)	(336,118)	(781,194)	(485,202)	(260,898)
Net policy repayments (loans) (note 5)	(12,528)	11,724	31,155	(228,244)	13,480	(6,389)	(3,816)	(23,235)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(222,878)	(203,866)	(3,975,078)	(4,089,480)	(189,734)	(189,750)	(165,718)	(158,537)
Adjustments to maintain reserves	(120)	30	(3,472)	(1,267)	(156)	(1,377)	2,723	252

Net equity transactions	(2,599)	(293,722)	(1,232,239)	(3,588,393)	(250,196)	(473,292)	(450,052)	(237,310)

Net change in contract owners’ equity	(289,572)	673,128	(1,433,568)	(3,800,455)	(222,702)	(275,111)	(632,417)	29,047
Contract owners’ equity beginning of period	4,271,963	3,598,835	29,701,311	33,501,766	2,645,344	2,920,455	3,299,322	3,270,275

Contract owners’ equity end of period	$3,982,391	4,271,963	28,267,743	29,701,311	2,422,642	2,645,344	2,666,905	3,299,322

CHANGES IN UNITS:
Beginning units	28,457	30,682	133,947	150,332	8,860	9,101	7,462	8,075
Units purchased	5,735	4,261	92,589	67,073	1,068	1,640	538	571
Units redeemed	(5,957)	(6,486)	(99,424)	(83,459)	(2,049)	(1,881)	(1,673)	(1,184)

Ending units	28,235	28,457	127,112	133,947	7,879	8,860	6,327	7,462

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	ACVIG		ACVIP2		ACVI		ACVMV1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$26,369	24,613	24,462	12,236	(575)	3,942	11,178	6,163
Realized gain (loss) on investments	141,818	131,687	(50,902)	(12,699)	11,778	26,611	59,187	96,473
Change in unrealized gain (loss) on investments	(458,891)	46,179	(20,644)	1,917	(9,098)	(47,568)	(147,598)	(1,551)
Reinvested capital gains	165,563	-	-	51,730	-	-	53,341	83,724

Net increase (decrease) in contract owners’ equity resulting from operations	(125,141)	202,479	(47,084)	53,184	2,105	(17,015)	(23,892)	184,809

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	171,858	378,955	185,542	311,921	17,336	8,434	131,295	226,939
Transfers between subaccounts (including fixed account), net (note 6)	-	(21)	(104)	(10)	-	(3)	1	12
Surrenders and Death Benefits (notes 2c and note 4)	(198,097)	(150,814)	(468,296)	(225,337)	(27,364)	(52,622)	(150,852)	(313,409)
Net policy repayments (loans) (note 5)	(8,807)	(7,906)	(2,375)	(9,624)	(191)	(260)	(7,648)	(9,019)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(122,663)	(109,513)	(183,158)	(217,564)	(34,663)	(25,378)	(54,558)	(59,037)
Adjustments to maintain reserves	667	237	944	(759)	(560)	(23)	279	(196)

Net equity transactions	(157,042)	110,938	(467,447)	(141,373)	(45,442)	(69,852)	(81,483)	(154,710)

Net change in contract owners’ equity	(282,183)	313,417	(514,531)	(88,189)	(43,337)	(86,867)	(105,375)	30,099
Contract owners’ equity beginning of period	2,031,969	1,718,552	2,004,412	2,092,601	280,096	366,963	1,208,983	1,178,884

Contract owners’ equity end of period	$1,749,786	2,031,969	1,489,881	2,004,412	236,759	280,096	1,103,608	1,208,983

CHANGES IN UNITS:
Beginning units	7,594	7,219	11,582	12,680	227	286	4,736	5,341
Units purchased	746	1,468	1,357	1,813	13	13	603	1,021
Units redeemed	(1,429)	(1,093)	(4,104)	(2,911)	(105)	(72)	(923)	(1,626)

Ending units	6,911	7,594	8,835	11,582	135	227	4,416	4,736

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	ACVU1		DVSCS		DCAP		DSC
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(141)	(199)	2,067	(13,520)	26,005	33,406	(4,790)	(4,921)
Realized gain (loss) on investments	1,008	8,676	843,428	675,341	185,007	245,670	9,911	21,157
Change in unrealized gain (loss) on investments	(3,937)	(4,162)	(1,732,232)	(778,100)	(417,596)	(144,678)	(37,393)	(11,316)
Reinvested capital gains	7,332	-	642,453	541,156	126,179	81,186	11,372	-

Net increase (decrease) in contract owners’ equity resulting from operations	4,262	4,315	(244,284)	424,877	(80,405)	215,584	(20,900)	4,920

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	6,809	62,480	757,391	960,522	173,746	212,475	68,971	73,391
Transfers between subaccounts (including fixed account), net (note 6)	-	(1)	(160)	(307)	(294)	6	-	(12)
Surrenders and Death Benefits (notes 2c and note 4)	(204)	(18,426)	(1,036,654)	(762,882)	(336,495)	(382,010)	(58,942)	(141,988)
Net policy repayments (loans) (note 5)	-	-	(24,120)	(36,983)	1,960	(5,840)	85	395
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(2,118)	(2,370)	(429,485)	(458,130)	(169,601)	(180,337)	(25,170)	(25,411)
Adjustments to maintain reserves	(357)	(973)	2,134	(369)	(149)	(1,748)	(1,172)	312

Net equity transactions	4,130	40,710	(730,894)	(298,149)	(330,833)	(357,454)	(16,228)	(93,313)

Net change in contract owners’ equity	8,392	45,025	(975,178)	126,728	(411,238)	(141,870)	(37,128)	(88,393)
Contract owners’ equity beginning of period	74,954	29,929	10,087,017	9,960,289	2,934,777	3,076,647	750,035	838,428

Contract owners’ equity end of period	$83,346	74,954	9,111,839	10,087,017	2,523,539	2,934,777	712,907	750,035

CHANGES IN UNITS:
Beginning units	38	22	27,539	28,636	13,438	14,945	1,765	2,088
Units purchased	3	33	2,529	3,038	910	1,031	191	293
Units redeemed	(1)	(17)	(4,226)	(4,135)	(2,440)	(2,538)	(302)	(616)

Ending units	40	38	25,842	27,539	11,908	13,438	1,654	1,765

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FVCA2P		FQB		FEIP		FHIP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$1,012	1,135	71,922	79,314	2,123,509	1,994,216	676,232	398,115
Realized gain (loss) on investments	(1,409)	(1)	(11,243)	7,627	(1,921,356)	(75,071)	274,566	435,115
Change in unrealized gain (loss) on investments	(6,840)	(24,093)	(83,076)	(6,808)	(12,382,649)	4,069,217	(1,621,187)	(795,778)
Reinvested capital gains	146	21,166	-	-	8,249,338	1,287,071	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(7,091)	(1,793)	(22,397)	80,133	(3,931,158)	7,275,433	(670,389)	37,452

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	10,815	7,815	357,851	323,670	4,986,001	5,408,853	5,596,495	946,099
Transfers between subaccounts (including fixed account), net (note 6)	-	(1)	1	(4)	(208,563)	(2,831)	(958)	78,957
Surrenders and Death Benefits (notes 2c and note 4)	(9,619)	(3,276)	(212,997)	(480,237)	(7,156,812)	(8,490,707)	(990,659)	(647,464)
Net policy repayments (loans) (note 5)	329	1,075	18,487	(1,812)	(20,830)	428,565	20,116	11,991
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(7,984)	(7,751)	(210,866)	(212,857)	(6,133,692)	(6,321,820)	(800,883)	(624,352)
Adjustments to maintain reserves	(981)	689	729	(744)	3,540	(188)	(203)	608

Net equity transactions	(7,440)	(1,449)	(46,795)	(371,984)	(8,530,356)	(8,978,128)	3,823,908	(234,161)

Net change in contract owners’ equity	(14,531)	(3,242)	(69,192)	(291,851)	(12,461,514)	(1,702,695)	3,153,519	(196,709)
Contract owners’ equity beginning of period	109,142	112,384	2,326,764	2,618,615	92,695,125	94,397,820	7,569,002	7,765,711

Contract owners’ equity end of period	$94,611	109,142	2,257,572	2,326,764	80,233,611	92,695,125	10,722,521	7,569,002

CHANGES IN UNITS:
Beginning units	591	599	12,420	13,941	123,782	136,521	14,509	14,624
Units purchased	70	57	2,382	2,108	9,973	10,252	20,303	2,189
Units redeemed	(104)	(65)	(2,289)	(3,629)	(22,279)	(22,991)	(4,493)	(2,304)

Ending units	557	591	12,513	12,420	111,476	123,782	30,319	14,509

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FAMP		FNRS2		FEIS		FF10S
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$267,122	260,374	2,452	(1,323)	129,073	113,553	1,828	2,354
Realized gain (loss) on investments	307,801	500,716	(27,130)	86,166	104,654	29,877	19,760	2,570
Change in unrealized gain (loss) on investments	(2,730,726)	(626,676)	(351,718)	(339,440)	(1,005,197)	187,867	(22,011)	691
Reinvested capital gains	2,067,804	1,439,914	48,697	20,950	507,305	77,772	626	4,510

Net increase (decrease) in contract owners’ equity resulting from operations	(87,999)	1,574,328	(327,699)	(233,647)	(264,165)	409,069	203	10,125

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	2,198,060	2,297,839	444,937	269,180	419,372	491,577	30,781	10,642
Transfers between subaccounts (including fixed account), net (note 6)	(18,058)	(199,700)	6	7	279	(324)	(1)	(1)
Surrenders and Death Benefits (notes 2c and note 4)	(1,908,527)	(1,763,167)	(389,028)	(163,457)	(200,614)	(382,377)	(95,801)	(1,797)
Net policy repayments (loans) (note 5)	(39,835)	213,314	(10,079)	(2,955)	(27,930)	(27,185)	-	90
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(2,585,601)	(2,628,222)	(105,037)	(109,767)	(282,277)	(304,753)	(17,300)	(18,251)
Adjustments to maintain reserves	(1,006)	2,176	186	16	80	(148)	(86)	90

Net equity transactions	(2,354,967)	(2,077,760)	(59,015)	(6,976)	(91,090)	(223,210)	(82,407)	(9,227)

Net change in contract owners’ equity	(2,442,966)	(503,432)	(386,714)	(240,623)	(355,255)	185,859	(82,204)	898
Contract owners’ equity beginning of period	30,545,911	31,049,343	1,585,713	1,826,336	5,623,304	5,437,445	288,919	288,021

Contract owners’ equity end of period	$28,102,945	30,545,911	1,198,999	1,585,713	5,268,049	5,623,304	206,715	288,919

CHANGES IN UNITS:
Beginning units	55,426	59,764	8,588	8,567	24,422	25,465	1,739	1,796
Units purchased	4,869	4,963	2,672	1,629	2,384	2,348	188	66
Units redeemed	(9,244)	(9,301)	(3,009)	(1,608)	(2,772)	(3,391)	(672)	(123)

Ending units	51,051	55,426	8,251	8,588	24,034	24,422	1,255	1,739

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FF20S		FF30S		FGP		FGS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$20,136	17,264	18,367	15,927	(520,119)	(619,623)	(19,789)	(21,528)
Realized gain (loss) on investments	33,788	37,597	61,158	8,287	7,632,522	8,255,880	81,537	134,082
Change in unrealized gain (loss) on investments	(81,597)	(14,615)	(112,433)	16,408	(2,936,516)	5,458,470	39,369	208,777
Reinvested capital gains	8,205	33,007	10,861	38,486	4,005,286	-	101,879	-

Net increase (decrease) in contract owners’ equity resulting from operations	(19,468)	73,253	(22,047)	79,108	8,181,173	13,094,727	202,996	321,331

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	81,272	188,856	102,509	211,948	7,412,603	7,972,562	253,489	247,762
Transfers between subaccounts (including fixed account), net (note 6)	-	(9)	-	(13)	83,550	(92,714)	(1)	(64)
Surrenders and Death Benefits (notes 2c and note 4)	(21,555)	(39,770)	(79,929)	(21,101)	(9,943,585)	(10,928,230)	(138,731)	(318,707)
Net policy repayments (loans) (note 5)	(80)	29,897	(8,865)	(2,559)	113,581	423,736	(5,741)	(12,455)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(126,598)	(115,599)	(88,171)	(79,473)	(8,862,039)	(8,939,261)	(164,113)	(188,262)
Adjustments to maintain reserves	92	(37)	30	(55)	(5,560)	48,884	(51)	80

Net equity transactions	(66,869)	63,338	(74,426)	108,747	(11,201,450)	(11,515,023)	(55,148)	(271,646)

Net change in contract owners’ equity	(86,337)	136,591	(96,473)	187,855	(3,020,277)	1,579,704	147,848	49,685
Contract owners’ equity beginning of period	1,937,606	1,801,015	2,086,187	1,898,332	129,569,961	127,990,257	3,244,487	3,194,802

Contract owners’ equity end of period	$1,851,269	1,937,606	1,989,714	2,086,187	126,549,684	129,569,961	3,392,335	3,244,487

CHANGES IN UNITS:
Beginning units	11,233	10,854	11,624	11,010	177,709	196,502	13,095	14,230
Units purchased	495	1,382	582	1,232	13,536	14,777	1,047	1,149
Units redeemed	(883)	(1,003)	(997)	(618)	(29,293)	(33,570)	(1,256)	(2,284)

Ending units	10,845	11,233	11,209	11,624	161,952	177,709	12,886	13,095

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FIGBP		FIGBS		FMCS		FOP
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$458,828	388,094	27,378	21,482	(36,881)	(66,466)	257,340	78,516
Realized gain (loss) on investments	333,422	290,472	4,600	4,488	332,421	401,729	(450,054)	(252,310)
Change in unrealized gain (loss) on investments	(1,115,693)	700,310	(55,314)	46,420	(1,933,369)	31,553	(706,627)	(960,620)
Reinvested capital gains	20,376	11,084	1,213	599	1,429,871	289,257	31,188	3,367

Net increase (decrease) in contract owners’ equity resulting from operations	(303,067)	1,389,960	(22,123)	72,989	(207,958)	656,073	(868,153)	(1,131,047)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	1,821,691	1,805,955	140,612	139,517	729,643	826,561	19,689,929	375,584
Transfers between subaccounts (including fixed account), net (note 6)	(141,859)	215,688	41	(44)	53	(396)	3,862,442	(61,378)
Surrenders and Death Benefits (notes 2c and note 4)	(2,422,416)	(3,243,844)	(49,279)	(60,277)	(1,370,432)	(1,255,961)	(2,149,037)	(1,262,975)
Net policy repayments (loans) (note 5)	136,622	51,982	1,957	(253)	30,398	(27,978)	(23,606)	62,077
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(1,949,469)	(2,042,181)	(92,337)	(92,837)	(679,389)	(680,928)	(1,591,729)	(882,130)
Adjustments to maintain reserves	(3,847)	6,060	(11)	103	(1,866)	2,884	993	(1,712)

Net equity transactions	(2,559,278)	(3,206,340)	983	(13,791)	(1,291,593)	(1,135,818)	19,788,992	(1,770,534)

Net change in contract owners’ equity	(2,862,345)	(1,816,380)	(21,140)	59,198	(1,499,551)	(479,745)	18,920,839	(2,901,581)
Contract owners’ equity beginning of period	26,575,127	28,391,507	1,535,800	1,476,602	12,189,645	12,669,390	11,108,826	14,010,407

Contract owners’ equity end of period	$23,712,782	26,575,127	1,514,660	1,535,800	10,690,094	12,189,645	30,029,665	11,108,826

CHANGES IN UNITS:
Beginning units	71,593	81,346	9,697	9,786	24,912	26,881	20,601	24,534
Units purchased	7,080	6,326	1,008	1,008	1,586	2,099	75,052	692
Units redeemed	(14,024)	(16,079)	(1,001)	(1,097)	(4,102)	(4,068)	(11,588)	(4,625)

Ending units	64,649	71,593	9,704	9,697	22,396	24,912	84,065	20,601

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FOS		FVSS		FTVRDI		FTVSVI
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$25,591	200	8,081	6,589	62,396	59,559	10,648	9,018
Realized gain (loss) on investments	(1,554)	(785)	134,804	140,636	407,233	696,335	361,047	541,245
Change in unrealized gain (loss) on investments	(224,419)	(4,303)	(230,103)	(13,051)	(1,393,875)	(316,662)	(1,546,243)	(982,184)
Reinvested capital gains	3,326	14	1,981	-	662,438	135,695	758,423	440,051

Net increase (decrease) in contract owners’ equity resulting from operations	(197,056)	(4,874)	(85,237)	134,174	(261,808)	574,927	(416,125)	8,130

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	3,533,703	1,621	141,828	295,935	593,094	964,519	294,822	373,823
Transfers between subaccounts (including fixed account), net (note 6)	(1)	(1)	3	(32)	9	(75)	(12)	(49)
Surrenders and Death Benefits (notes 2c and note 4)	(79,647)	(3,981)	(129,210)	(146,238)	(941,497)	(1,439,331)	(557,051)	(697,544)
Net policy repayments (loans) (note 5)	(2,212)	(1,272)	10,301	14,759	18,846	15,634	(9,828)	(11,051)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(118,351)	(6,077)	(174,118)	(158,569)	(469,485)	(433,404)	(302,281)	(332,128)
Adjustments to maintain reserves	1,614	(161)	232	(1,195)	(417)	(165)	889	(925)

Net equity transactions	3,335,106	(9,871)	(150,964)	4,660	(799,450)	(892,822)	(573,461)	(667,874)

Net change in contract owners’ equity	3,138,050	(14,745)	(236,201)	138,834	(1,061,258)	(317,895)	(989,586)	(659,744)
Contract owners’ equity beginning of period	43,747	58,492	2,508,378	2,369,544	6,987,810	7,305,705	5,713,575	6,373,319

Contract owners’ equity end of period	$3,181,797	43,747	2,272,177	2,508,378	5,926,552	6,987,810	4,723,989	5,713,575

CHANGES IN UNITS:
Beginning units	192	234	6,731	6,902	20,963	24,591	15,018	16,434
Units purchased	14,394	7	420	779	2,316	3,589	1,012	1,306
Units redeemed	(991)	(49)	(855)	(950)	(5,306)	(7,217)	(2,552)	(2,722)

Ending units	13,595	192	6,296	6,731	17,973	20,963	13,478	15,018

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FTVDM2		TIF		FTVGI2		FTVFA2
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$19,045	17,427	37,789	23,581	120,107	117,885	648	1,668
Realized gain (loss) on investments	(78,037)	(1,245)	35,099	130,992	(27,664)	(29,487)	(5)	4,965
Change in unrealized gain (loss) on investments	(425,008)	(116,863)	(197,688)	(330,908)	(184,449)	(78,783)	(3,520)	(4,149)
Reinvested capital gains	185,371	-	43,410	-	8,580	-	49	66

Net increase (decrease) in contract owners’ equity resulting from operations	(298,629)	(100,681)	(81,390)	(176,335)	(83,426)	9,615	(2,828)	2,550

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	113,239	1,793,269	54,557	261,670	117,541	2,623,050	12,328	25,573
Transfers between subaccounts (including fixed account), net (note 6)	(4)	(8)	(34)	(28)	1	-	(2)	-
Surrenders and Death Benefits (notes 2c and note 4)	(137,984)	(62,194)	(126,742)	(192,868)	(278,939)	(628,804)	-	(50,111)
Net policy repayments (loans) (note 5)	2,622	(6,298)	729	668	4,268	(6,121)	-	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(109,951)	(77,590)	(96,915)	(100,402)	(97,198)	(76,602)	(6,697)	(12,223)
Adjustments to maintain reserves	(130)	44,106	29	(234)	(41)	5,011	(52)	80

Net equity transactions	(132,208)	1,691,285	(168,376)	(31,194)	(254,368)	1,916,534	5,577	(36,681)

Net change in contract owners’ equity	(430,837)	1,590,604	(249,766)	(207,529)	(337,794)	1,926,149	2,749	(34,131)
Contract owners’ equity beginning of period	1,590,604	-	1,388,927	1,596,456	1,926,149	-	31,018	65,149

Contract owners’ equity end of period	$1,159,767	1,590,604	1,139,161	1,388,927	1,588,355	1,926,149	33,767	31,018

CHANGES IN UNITS:
Beginning units	16,950	-	2,192	1,920	19,188	-	236	506
Units purchased	2,040	18,767	36	512	1,426	26,409	92	195
Units redeemed	(3,508)	(1,817)	(274)	(240)	(3,964)	(7,221)	(52)	(465)

Ending units	15,482	16,950	1,954	2,192	16,650	19,188	276	236

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	AMTB		AMINS		AMCG		AMMCGS
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$62,914	88,090	-	(8)	(1,471)	(1,687)	(602)	-
Realized gain (loss) on investments	(74,625)	(44,283)	-	413	(3,492)	68,713	(395)	-
Change in unrealized gain (loss) on investments	(24,474)	(47,862)	-	(465)	(10,760)	(141,728)	(24,486)	-
Reinvested capital gains	-	-	-	-	18,293	92,030	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(36,185)	(4,055)	-	(60)	2,570	17,328	(25,483)	-

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	494,677	768,562	-	1,188	15,288	72,560	600,315	-
Transfers between subaccounts (including fixed account), net (note 6)	96,347	40,745	-	(1)	(15)	(8)	-	-
Surrenders and Death Benefits (notes 2c and note 4)	(895,376)	(664,862)	-	(2,703)	(1,616)	(130,019)	(3,894)	-
Net policy repayments (loans) (note 5)	46,787	5,663	-	-	(215)	(173)	100	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(603,090)	(649,488)	-	(1,080)	(40,394)	(33,555)	(5,207)	-
Adjustments to maintain reserves	300	(578)	-	(61)	(2,053)	(752)	(252)	-

Net equity transactions	(860,355)	(499,958)	-	(2,657)	(29,005)	(91,947)	591,062	-

Net change in contract owners’ equity	(896,540)	(504,013)	-	(2,717)	(26,435)	(74,619)	565,579	-
Contract owners’ equity beginning of period	8,361,845	8,865,858	-	2,717	229,015	303,634	-	-

Contract owners’ equity end of period	$7,465,305	8,361,845	-	-	202,580	229,015	565,579	-

CHANGES IN UNITS:
Beginning units	34,028	35,948	-	18	179	545	-	-
Units purchased	2,863	4,042	-	8	41	39	5,096	-
Units redeemed	(6,421)	(5,962)	-	(26)	(24)	(405)	(89)	-

Ending units	30,470	34,028	-	-	196	179	5,007	-

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	AMTP		AMSRS		OVGS		OVGI
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$4,180	3,271	(898)	(2,308)	64,373	66,921	2,916	2,287
Realized gain (loss) on investments	187,684	318,784	47,400	42,380	49,794	349,032	153,475	171,069
Change in unrealized gain (loss) on investments	(786,007)	(30,416)	(124,911)	32,929	(467,414)	(739,850)	(453,950)	17,269
Reinvested capital gains	219,998	-	69,144	-	725,394	507,880	373,212	50,695

Net increase (decrease) in contract owners’ equity resulting from operations	(374,145)	291,639	(9,265)	73,001	372,147	183,983	75,653	241,320

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	137,982	123,277	27,696	37,476	774,633	10,638,845	1,545,605	448,130
Transfers between subaccounts (including fixed account), net (note 6)	(2)	(48)	(1)	(5)	175	(27)	-	3
Surrenders and Death Benefits (notes 2c and note 4)	(175,623)	(398,404)	(44,585)	(38,449)	(1,111,082)	(482,072)	(195,361)	(401,906)
Net policy repayments (loans) (note 5)	11,550	14,595	285	(1,995)	(40,607)	(34,661)	(68,979)	2,206
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(198,896)	(198,242)	(39,653)	(37,842)	(598,069)	(426,385)	(166,796)	(152,065)
Adjustments to maintain reserves	(736)	662	1,969	(994)	56	94,939	1,444	(1,667)

Net equity transactions	(225,725)	(458,160)	(54,289)	(41,809)	(974,894)	9,790,639	1,115,913	(105,299)

Net change in contract owners’ equity	(599,870)	(166,521)	(63,554)	31,192	(602,747)	9,974,622	1,191,566	136,021
Contract owners’ equity beginning of period	3,193,130	3,359,651	813,207	782,015	11,115,715	1,141,093	2,624,144	2,488,123

Contract owners’ equity end of period	$2,593,260	3,193,130	749,653	813,207	10,512,968	11,115,715	3,815,710	2,624,144

CHANGES IN UNITS:
Beginning units	2,406	3,218	2,232	2,349	42,745	2,406	11,667	12,146
Units purchased	208	173	105	138	3,111	44,799	7,451	1,216
Units redeemed	(313)	(985)	(237)	(255)	(6,833)	(4,460)	(2,085)	(1,695)

Ending units	2,301	2,406	2,100	2,232	39,023	42,745	17,033	11,667

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	OVSC		OVSB		PMVFBA		PMVLDA
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$1,961	2,529	25,539	17,123	1,105	2,750	7,739	1,569
Realized gain (loss) on investments	177,188	156,445	(4,247)	(1,818)	(10,607)	(978)	2,735	1,937
Change in unrealized gain (loss) on investments	(436,139)	(206,308)	(36,812)	(2,861)	(2,788)	(2,922)	(11,052)	(2,595)
Reinvested capital gains	177,996	193,739	-	-	335	578	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(78,994)	146,405	(15,520)	12,444	(11,955)	(572)	(578)	911

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	136,855	164,545	93,951	55,783	9,931	9,521	123,002	18,911
Transfers between subaccounts (including fixed account), net (note 6)	(15)	(23)	(5)	(2)	-	(1)	-	(2)
Surrenders and Death Benefits (notes 2c and note 4)	(308,428)	(151,943)	(26,933)	(95,259)	(63,770)	(12,397)	(176,014)	(109,597)
Net policy repayments (loans) (note 5)	1,108	16,908	3,274	(3,116)	179	200	722	6,058
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(80,162)	(77,390)	(47,178)	(39,039)	(9,006)	(10,905)	(49,125)	(41,973)
Adjustments to maintain reserves	1,471	-	(739)	(47)	(48)	(65)	(22)	(99)

Net equity transactions	(249,171)	(47,903)	22,370	(81,680)	(62,714)	(13,647)	(101,437)	(126,702)

Net change in contract owners’ equity	(328,165)	98,502	6,850	(69,236)	(74,669)	(14,219)	(102,015)	(125,791)
Contract owners’ equity beginning of period	1,489,317	1,390,815	485,673	554,909	196,019	210,238	377,446	503,237

Contract owners’ equity end of period	$1,161,152	1,489,317	492,523	485,673	121,350	196,019	275,431	377,446

CHANGES IN UNITS:
Beginning units	3,566	3,875	4,241	5,045	1,585	1,694	3,142	4,193
Units purchased	407	342	903	520	89	80	1,034	221
Units redeemed	(873)	(651)	(663)	(1,324)	(610)	(189)	(1,873)	(1,272)

Ending units	3,100	3,566	4,481	4,241	1,064	1,585	2,303	3,142

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	PMVTRA		PVGIB		PVTIGB		PVTVB
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$36,277	15,716	4,102	1,409	1,027	240	2,261	129
Realized gain (loss) on investments	(10,620)	(12,982)	28,299	13,366	13,464	1,600	33,551	154,732
Change in unrealized gain (loss) on investments	(33,753)	33,399	(60,433)	14,673	(13,845)	(7,906)	(138,610)	(101,078)
Reinvested capital gains	8,553	-	-	-	-	-	75,483	12,394

Net increase (decrease) in contract owners’ equity resulting from operations	457	36,133	(28,032)	29,448	646	(6,066)	(27,315)	66,177

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	120,623	95,042	43,438	101,244	61,584	2,435	24,509	47,190
Transfers between subaccounts (including fixed account), net (note 6)	(4,929)	(15,788)	1	-	-	(1)	(1)	(9)
Surrenders and Death Benefits (notes 2c and note 4)	(246,553)	(103,460)	(41,763)	(10,146)	(59,165)	(1,641)	(85,851)	(469,481)
Net policy repayments (loans) (note 5)	(13,028)	(24,607)	(370)	(1,346)	(596)	(433)	(5,869)	883
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(44,021)	(45,607)	(29,166)	(27,431)	(6,591)	(5,042)	(38,288)	(46,015)
Adjustments to maintain reserves	(473)	(1,030)	(1,172)	1,144	(211)	1,085	128	855

Net equity transactions	(188,381)	(95,450)	(29,032)	63,465	(4,979)	(3,597)	(105,372)	(466,577)

Net change in contract owners’ equity	(187,924)	(59,317)	(57,064)	92,913	(4,333)	(9,663)	(132,687)	(400,400)
Contract owners’ equity beginning of period	980,569	1,039,886	369,116	276,203	75,922	85,585	535,231	935,631

Contract owners’ equity end of period	$792,645	980,569	312,052	369,116	71,589	75,922	402,544	535,231

CHANGES IN UNITS:
Beginning units	4,885	5,114	1,605	1,319	183	200	1,835	2,616
Units purchased	1,047	875	210	473	29	1	108	246
Units redeemed	(1,541)	(1,104)	(330)	(187)	(40)	(18)	(516)	(1,027)

Ending units	4,391	4,885	1,485	1,605	172	183	1,427	1,835

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	ACEG		AVBVI		TRHS2		VWBF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(1,967)	(1,792)	4,072	1,429	(18,780)	(9,036)	274,937	262,781
Realized gain (loss) on investments	19,165	10,513	2,255	2,146	201,551	178,577	(332,194)	(192,788)
Change in unrealized gain (loss) on investments	(6,363)	12,130	(43,052)	6,247	(170,181)	58,451	(566,833)	(436,785)
Reinvested capital gains	1,456	-	14,659	-	217,082	126,818	-	479,982

Net increase (decrease) in contract owners’ equity resulting from operations	12,291	20,851	(22,066)	9,822	229,672	354,810	(624,090)	113,190

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	30,350	54,427	28,179	7,073	1,411,902	734,917	292,785	335,806
Transfers between subaccounts (including fixed account), net (note 6)	-	(14)	-	(1)	(7)	(13)	(121,695)	(237,753)
Surrenders and Death Benefits (notes 2c and note 4)	(28,360)	(12,082)	(373)	-	(379,089)	(340,844)	(497,088)	(503,465)
Net policy repayments (loans) (note 5)	(2,229)	(2,500)	-	-	(21,962)	(402)	7,230	25,908
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(28,170)	(26,054)	(4,004)	(3,963)	(100,750)	(55,216)	(332,212)	(410,864)
Adjustments to maintain reserves	775	(72)	1,798	(1,324)	(28)	8	428	(801)

Net equity transactions	(27,634)	13,705	25,600	1,785	910,066	338,450	(650,552)	(791,169)

Net change in contract owners’ equity	(15,343)	34,556	3,534	11,607	1,139,738	693,260	(1,274,642)	(677,979)
Contract owners’ equity beginning of period	287,427	252,871	174,763	163,156	1,747,073	1,053,813	5,095,906	5,773,885

Contract owners’ equity end of period	$272,084	287,427	178,297	174,763	2,886,811	1,747,073	3,821,264	5,095,906

CHANGES IN UNITS:
Beginning units	1,798	1,685	88	87	5,939	4,669	13,872	15,275
Units purchased	202	399	114	9	4,382	2,962	1,462	1,276
Units redeemed	(376)	(286)	(8)	(8)	(1,535)	(1,692)	(3,233)	(2,679)

Ending units	1,624	1,798	194	88	8,786	5,939	12,101	13,872

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	VWEM		VWHA		VVEI		VVHYB
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(22,186)	(32,209)	(48,185)	(69,916)	59,460	39,472	64,878	67,159
Realized gain (loss) on investments	1,073,540	416,071	(435,650)	58,964	257,068	60,654	13,582	74,538
Change in unrealized gain (loss) on investments	(5,192,863)	(3,466,393)	(2,347,072)	(2,314,151)	(520,225)	60,412	(120,646)	(92,152)
Reinvested capital gains	1,136,935	2,867,337	-	-	204,093	138,887	2,482	-

Net increase (decrease) in contract owners’ equity resulting from operations	(3,004,574)	(215,194)	(2,830,907)	(2,325,103)	396	299,425	(39,704)	49,545

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	925,133	1,137,710	549,537	1,098,949	249,557	648,772	657,820	511,731
Transfers between subaccounts (including fixed account), net (note 6)	13,305	(75,886)	(80,812)	(162,561)	-	(22)	-	(3)
Surrenders and Death Benefits (notes 2c and note 4)	(1,400,523)	(2,412,176)	(860,011)	(2,480,387)	(581,068)	(141,104)	(515,605)	(412,079)
Net policy repayments (loans) (note 5)	82,413	116,034	60,993	307,423	(8,894)	(14,017)	(17,672)	(15,799)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(1,131,049)	(1,199,059)	(529,399)	(702,838)	(144,254)	(160,564)	(95,592)	(93,904)
Adjustments to maintain reserves	(5,483)	(4,571)	1,643	(279)	130	(83)	42	(83)

Net equity transactions	(1,516,204)	(2,437,948)	(858,049)	(1,939,693)	(484,529)	332,982	28,993	(10,137)

Net change in contract owners’ equity	(4,520,778)	(2,653,142)	(3,688,956)	(4,264,796)	(484,133)	632,407	(10,711)	39,408
Contract owners’ equity beginning of period	22,191,119	24,844,261	9,164,631	13,429,427	3,357,109	2,724,702	1,539,356	1,499,948

Contract owners’ equity end of period	$17,670,341	22,191,119	5,475,675	9,164,631	2,872,976	3,357,109	1,528,645	1,539,356

CHANGES IN UNITS:
Beginning units	44,943	49,935	15,713	18,454	12,593	11,279	7,529	7,587
Units purchased	3,663	3,287	2,090	1,746	1,077	2,600	3,366	2,664
Units redeemed	(6,458)	(8,279)	(3,419)	(4,487)	(2,882)	(1,286)	(3,226)	(2,722)

Ending units	42,148	44,943	14,384	15,713	10,788	12,593	7,669	7,529

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	VVMCI		VVHGB		WRASP		SVDF
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$12,292	(1,143)	18,252	20,302	(1,228)	(927)	(9,150)	(9,468)
Realized gain (loss) on investments	122,969	147,721	3,766	4,421	(9,225)	14,863	49,281	44,114
Change in unrealized gain (loss) on investments	(538,623)	273,434	(36,338)	35,298	(69,116)	(76,671)	(255,205)	(227,096)
Reinvested capital gains	281,391	188,253	5,931	4,853	50,590	42,230	195,952	186,112

Net increase (decrease) in contract owners’ equity resulting from operations	(121,971)	608,265	(8,389)	64,874	(28,979)	(20,505)	(19,122)	(6,338)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	372,807	377,148	122,004	132,721	38,582	15,014	98,272	82,599
Transfers between subaccounts (including fixed account), net (note 6)	238	(293)	-	(3)	(14)	-	(11)	(1)
Surrenders and Death Benefits (notes 2c and note 4)	(162,075)	(358,808)	(16,958)	(22,765)	(44,560)	(38,651)	(161,222)	(32,261)
Net policy repayments (loans) (note 5)	(15,834)	(32,031)	(5,867)	(12,609)	23,797	(5,175)	717	(10,143)
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(232,075)	(252,281)	(84,907)	(86,899)	(20,107)	(25,680)	(118,952)	(121,965)
Adjustments to maintain reserves	(84)	284	(11)	97	(14)	33	94	943

Net equity transactions	(37,023)	(265,981)	14,261	10,542	(2,316)	(54,459)	(181,102)	(80,828)

Net change in contract owners’ equity	(158,994)	342,284	5,872	75,416	(31,295)	(74,964)	(200,224)	(87,166)
Contract owners’ equity beginning of period	5,279,253	4,936,969	1,398,107	1,322,691	302,085	377,049	1,428,128	1,515,294

Contract owners’ equity end of period	$5,120,259	5,279,253	1,403,979	1,398,107	270,790	302,085	1,227,904	1,428,128

CHANGES IN UNITS:
Beginning units	15,447	16,254	9,123	9,053	1,849	2,170	4,867	4,876
Units purchased	1,292	1,257	1,094	1,032	387	164	437	294
Units redeemed	(1,394)	(2,064)	(999)	(962)	(414)	(485)	(401)	(303)

Ending units	15,345	15,447	9,218	9,123	1,822	1,849	4,903	4,867

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	SVOF		WFVSCG		OVGS3		FTVDM3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(2,190)	(2,672)	(1,167)	(1,171)	-	(24,400)	-	(4,140)
Realized gain (loss) on investments	29,747	37,119	4,575	4,360	-	3,147,947	-	(11,415)
Change in unrealized gain (loss) on investments	(90,714)	9,623	(34,077)	(24,634)	-	(3,128,665)	-	(41,570)
Reinvested capital gains	46,105	-	20,376	14,951	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(17,052)	44,070	(10,293)	(6,494)	-	(5,118)	-	(57,125)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	24,880	34,609	54,624	3,757	-	254,705	-	57,573
Transfers between subaccounts (including fixed account), net (note 6)	-	75	-	(1)	-	(326)	-	20
Surrenders and Death Benefits (notes 2c and note 4)	(20,644)	(28,698)	(18,392)	(11,919)	-	(10,298,371)	-	(1,791,882)
Net policy repayments (loans) (note 5)	1,159	279	55	(15,384)	-	(6,968)	-	1,195
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(47,022)	(45,959)	(8,972)	(7,593)	-	(186,738)	-	(41,972)
Adjustments to maintain reserves	1,049	(1,744)	(172)	43	-	(96,098)	-	(44,137)

Net equity transactions	(40,578)	(41,438)	27,143	(31,097)	-	(10,333,796)	-	(1,819,203)

Net change in contract owners’ equity	(57,630)	2,632	16,850	(37,591)	-	(10,338,914)	-	(1,876,328)
Contract owners’ equity beginning of period	466,994	464,362	144,050	181,641	-	10,338,914	-	1,876,328

Contract owners’ equity end of period	$409,364	466,994	160,900	144,050	-	-	-	-

CHANGES IN UNITS:
Beginning units	515	563	592	727	-	48,475	-	10,439
Units purchased	42	40	205	17	-	1,415	-	391
Units redeemed	(117)	(88)	(111)	(152)	-	(49,890)	-	(10,830)

Ending units	440	515	686	592	-	-	-	-

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FTVGI3		MIGIC		FHIPR		GEM3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$-	(6,007)	13,563	(1,489)	1,039	255,251	-	7,047
Realized gain (loss) on investments	-	42,737	87,857	53,802	(19,459)	43,005	-	274,504
Change in unrealized gain (loss) on investments	-	(21,164)	(243,438)	(5,928)	231,740	(266,443)	-	(384,774)
Reinvested capital gains	-	-	172,369	59,946	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	-	15,566	30,351	106,331	213,320	31,813	-	(103,223)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	-	30,896	911,471	125,416	153,928	707,487	-	84,633
Transfers between subaccounts (including fixed account), net (note 6)	-	(4)	-	(5)	(1)	(14)	-	(162,738)
Surrenders and Death Benefits (notes 2c and note 4)	-	(2,673,481)	(2,038,324)	(49,845)	(5,178,043)	(647,840)	-	(2,856,656)
Net policy repayments (loans) (note 5)	-	541	1,293	(2,899)	2,301	(31,793)	-	5,848
Redemptions to pay cost of insurance charges and administration charges (note 2c)	-	(44,066)	(21,728)	(73,419)	(127,440)	(355,019)	-	(67,050)
Adjustments to maintain reserves	-	(5,012)	(1,113)	1,842	(511)	16	-	225

Net equity transactions	-	(2,691,126)	(1,148,401)	1,090	(5,149,766)	(327,163)	-	(2,995,738)

Net change in contract owners’ equity	-	(2,675,560)	(1,118,050)	107,421	(4,936,446)	(295,350)	-	(3,098,961)
Contract owners’ equity beginning of period	-	2,675,560	1,118,050	1,010,629	4,936,446	5,231,796	-	3,098,961

Contract owners’ equity end of period	$-	-	-	1,118,050	-	4,936,446	-	-

CHANGES IN UNITS:
Beginning units	-	13,746	3,375	3,336	33,559	35,737	-	13,892
Units purchased	-	181	3,713	516	1,099	5,310	-	498
Units redeemed	-	(13,927)	(7,088)	(477)	(34,658)	(7,488)	-	(14,390)

Ending units	-	-	-	3,375	-	33,559	-	-

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	FOPR		FOSR		NVMIG3		GVDIV3
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(47,117)	136,798	(7,854)	16,263	-	15,135	-	362,118
Realized gain (loss) on investments	5,029,982	(384,320)	824,385	(3,699)	-	452,081	-	1,355,847
Change in unrealized gain (loss) on investments	(3,104,756)	(1,755,352)	(533,372)	(299,149)	-	(453,060)	-	(1,858,710)
Reinvested capital gains	-	5,701	-	780	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,878,109	(1,997,173)	283,159	(285,805)	-	14,156	-	(140,745)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	644,309	1,661,722	85,341	287,124	-	50,662	-	461,053
Transfers between subaccounts (including fixed account), net (note 6)	(3,800,099)	(97,532)	-	(35)	-	(7)	-	(3,993,608)
Surrenders and Death Benefits (notes 2c and note 4)	(18,787,424)	(1,457,218)	(3,365,152)	42,497	-	(1,694,750)	-	(12,842,949)
Net policy repayments (loans) (note 5)	27,633	6,220	(12,786)	(23,969)	-	2,023	-	12,127
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(455,990)	(1,264,637)	(52,726)	(175,114)	-	(41,848)	-	(299,755)
Adjustments to maintain reserves	(5,973)	(3,795)	65	(146)	-	(1,907)	-	(21,900)

Net equity transactions	(22,377,544)	(1,155,240)	(3,345,258)	130,357	-	(1,685,827)	-	(16,685,032)

Net change in contract owners’ equity	(20,499,435)	(3,152,413)	(3,062,099)	(155,448)	-	(1,671,671)	-	(16,825,777)
Contract owners’ equity beginning of period	20,499,435	23,651,848	3,062,099	3,217,547	-	1,671,671	-	16,825,777

Contract owners’ equity end of period	$-	20,499,435	-	3,062,099	-	-	-	-

CHANGES IN UNITS:
Beginning units	105,266	110,788	18,885	18,085	-	14,305	-	96,918
Units purchased	4,027	14,346	525	2,694	-	459	-	3,581
Units redeemed	(109,293)	(19,868)	(19,410)	(1,894)	-	(14,764)	-	(100,499)

Ending units	-	105,266	-	18,885	-	-	-	-

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2015 and 2014

	AMFAS		HIBF3		GIG3		ACVVS1
	2015	2014	2015	2014	2015	2014	2015	2014
Investment activity:
Net investment income (loss)	$(3,627)	(3,783)	-	42,137	-	2,090	-	-
Realized gain (loss) on investments	35,306	18,694	-	(9,321)	-	19,491	-	44
Change in unrealized gain (loss) on investments	(124,966)	(48,598)	-	14,714	-	(19,674)	-	(62)
Reinvested capital gains	89,116	51,391	-	-	-	-	-	15

Net increase (decrease) in contract owners’ equity resulting from operations	(4,171)	17,704	-	47,530	-	1,907	-	(3)

Equity transactions:
Purchase payments received from contract owners (note 2a and 6)	95,079	65,630	-	708,777	-	4,984	-	(42)
Transfers between subaccounts (including fixed account), net (note 6)	(28)	(9)	-	-	-	-	-	14
Surrenders and Death Benefits (notes 2c and note 4)	(620,718)	(10,079)	-	(2,262,226)	-	(114,379)	-	(197)
Net policy repayments (loans) (note 5)	(81)	(238)	-	622	-	(33)	-	-
Redemptions to pay cost of insurance charges and administration charges (note 2c)	(46,000)	(49,282)	-	(32,923)	-	(1,504)	-	84
Adjustments to maintain reserves	(736)	1,135	-	73	-	(43)	-	(33)

Net equity transactions	(572,484)	7,157	-	(1,585,677)	-	(110,975)	-	(174)

Net change in contract owners’ equity	(576,655)	24,861	-	(1,538,147)	-	(109,068)	-	(177)
Contract owners’ equity beginning of period	576,655	551,794	-	1,538,147	-	109,068	-	177

Contract owners’ equity end of period	$-	576,655	-	-	-	-	-	-

CHANGES IN UNITS:
Beginning units	2,344	2,351	-	8,986	-	966	-	1
Units purchased	485	369	-	4,064	-	44	-	-
Units redeemed	(2,829)	(376)	-	(13,050)	-	(1,010)	-	(1)

Ending units	-	2,344	-	-	-	-	-	-

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Provident VLI Separate Account 1 (the Account) was established by Nationwide Life Insurance Company of America (NLICA) (The Company) under the provisions of the Pennsylvania Insurance Law. The Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Nationwide NVIT Nationwide Fund Class IV, Nationwide NVIT Money Market Fund Class IV, Nationwide NVIT Government Bond Fund Class IV and J.P. Morgan NVIT Balanced Fund Class IV subaccounts are the only subaccounts available with single premium and scheduled premium policies.

On December 31, 2009, NLICA merged with Nationwide Life and Insurance Company (NLIC or the Company) with NLIC as the surviving entity. The Account is structured as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

(b) The Contracts

With certain exceptions, contract owners may invest in the following:

ALGER AMERICAN FUNDS

Small Cap Growth Portfolio: Class I-2 Shares (AASCO)

BLACKROCK FUNDS

Global Allocation V.I. Fund - Class II (MLVGA2)

DREYFUS CORPORATION

Stock Index Fund, Inc. - Initial Shares (DSIF)

INVESCO INVESTMENTS

Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)

JANUS FUNDS

Balanced Portfolio: Service Shares (JABS)

Forty Portfolio: Service Shares (JACAS)

Global Technology Portfolio: Service Shares (JAGTS)

Overseas Portfolio: Service Shares (JAIGS)

MASSACHUSETTS FINANCIAL SERVICES CO.

Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)

Value Series - Initial Class (MVFIC)

Variable Insurance Trust II - MFS International Value Portfolio -  Service Class (MVIVSC)

MORGAN STANLEY

Core Plus Fixed Income Portfolio - Class I (MSVFI)

Emerging Markets Debt Portfolio - Class I (MSEM)

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)

American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)

American Funds NVIT Bond Fund - Class II (GVABD2)

American Funds NVIT Global Growth Fund - Class II (GVAGG2)

American Funds NVIT Growth Fund - Class II (GVAGR2)

American Funds NVIT Growth-Income Fund - Class II (GVAGI2)

Federated NVIT High Income Bond Fund - Class I (HIBF)

NVIT Emerging Markets Fund - Class I (GEM)

NVIT International Equity Fund - Class I (GIG)

Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)

Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)

Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)

NVIT Cardinal Aggressive Fund - Class I (NVCRA1)

NVIT Cardinal Balanced Fund - Class I (NVCRB1)

NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)

NVIT Cardinal Conservative Fund - Class I (NVCCN1)

NVIT Cardinal Moderate Fund - Class I (NVCMD1)

NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)

NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)

NVIT Core Bond Fund - Class I (NVCBD1)

NVIT Core Plus Bond Fund - Class I (NVLCP1)

NVIT Nationwide Fund - Class IV (TRF4)

NVIT Government Bond Fund - Class I (GBF)

NVIT Government Bond Fund - Class IV (GBF4)

American Century NVIT Growth Fund - Class IV (CAF4)

NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)

NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)

NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)

NVIT Investor Destinations Conservative Fund - Class II (GVIDC)

NVIT Investor Destinations Moderate Fund - Class II (GVIDM)

NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)

NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)

NVIT Mid Cap Index Fund - Class I (MCIF)

NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)

NVIT Multi-Manager International Value Fund - Class I (GVDIVI)

NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)

NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)

NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)

NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)

NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)

NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)

NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)

NVIT Multi-Manager Small Company Fund - Class IV (SCF4)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

NVIT Multi-Sector Bond Fund - Class I (MSBF)

NVIT S&P 500 Index Fund - Class IV (GVEX4)

NVIT Short Term Bond Fund - Class II (NVSTB2)

NVIT Large Cap Growth Fund - Class I (NVOLG1)

Templeton NVIT International Value Fund - Class III (NVTIV3)

Invesco NVIT Comstock Value Fund - Class IV (EIF4)

NVIT Real Estate Fund - Class I (NVRE1)

NVIT Money Market Fund - Class IV (SAM4)

PORTFOLIOS OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC

VPS Growth and Income Portfolio - Class A (ALVGIA)

VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)

PORTFOLIOS OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund - Class I (ACVIG)

VP Inflation Protection Fund - Class II (ACVIP2)

VP International Fund - Class I (ACVI)

VP Mid Cap Value Fund - Class I (ACVMV1)

VP Ultra(R) Fund - Class I (ACVU1)

PORTFOLIOS OF THE DREYFUS INVESTMENT PORTFOLIOS

Small Cap Stock Index Portfolio - Service Shares (DVSCS)

PORTFOLIOS OF THE DREYFUS VARIABLE INVESTMENT FUND

Appreciation Portfolio - Initial Shares (DCAP)

Opportunistic Small Cap Portfolio: Initial Shares (DSC)

PORTFOLIOS OF THE FEDERATED INSURANCE SERIES

Managed Tail Risk Fund II: Primary Shares (FVCA2P)

Quality Bond Fund II - Primary Shares (FQB)

PORTFOLIOS OF THE FIDELITY(R) VARIABLE INSURANCE PRODUCTS

Equity-Income Portfolio - Initial Class (FEIP)

High Income Portfolio - Initial Class (FHIP)

VIP Asset Manager Portfolio - Initial Class (FAMP)

VIP Energy Portfolio - Service Class 2 (FNRS2)

VIP Equity-Income Portfolio - Service Class (FEIS)

VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)

VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)

VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)

VIP Growth Portfolio - Initial Class (FGP)

VIP Growth Portfolio - Service Class (FGS)

VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)

VIP Investment Grade Bond Portfolio - Service Class (FIGBS)

VIP Mid Cap Portfolio - Service Class (FMCS)

VIP Overseas Portfolio - Initial Class (FOP)

VIP Overseas Portfolio - Service Class (FOS)

VIP Value Strategies Portfolio - Service Class (FVSS)

PORTFOLIOS OF THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRU

Rising Dividends Securities Fund - Class 1 (FTVRDI)

Small Cap Value Securities Fund - Class 1 (FTVSVI)

Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)

Templeton Foreign Securities Fund - Class 1 (TIF)

Templeton Global Bond Securities Fund - Class 2 (FTVGI2)

VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)

PORTFOLIOS OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Short Duration Bond Portfolio - I Class Shares (AMTB)

International Portfolio - S Class Shares (AMINS)*

Mid-Cap Growth Portfolio - I Class Shares (AMCG)

Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)

Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)

Advisers Management Trust: Mid Cap Intrinsic Value Portfolio - Class S  (AMRS)*

Socially Responsive Portfolio - I Class Shares (AMSRS)

PORTFOLIOS OF THE OPPENHEIMER VARIABLE ACCOUNT FUNDS

Global Securities Fund/VA - Non-Service Shares (OVGS)

Main Street Fund(R)/VA - Non-Service Shares (OVGI)

Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)

Global Strategic Income Fund/VA: Non-service Shares (OVSB)

PORTFOLIOS OF THE PIMCO VARIABLE INSURANCE TRUST

Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)

Low Duration Portfolio - Administrative Class (PMVLDA)

Total Return Portfolio - Administrative Class (PMVTRA)

PORTFOLIOS OF THE PUTNAM VARIABLE TRUST

VT Growth & Income Fund: Class IB (PVGIB)

VT International Equity Fund: Class IB (PVTIGB)

VT Voyager Fund: Class IB (PVTVB)

PORTFOLIOS OF THE INVESCO INVESTMENTS TRUST

VI American Franchise Fund - Series I Shares (ACEG)

VI Value Opportunities Fund - Series I Shares (AVBVI)

T. ROWE PRICE

Health Sciences Portfolio - II (TRHS2)

Limited-Term Bond Portfolio - II (TRLT2)*

VAN ECK ASSOCIATES CORPORATION

VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)

VIP Trust Emerging Markets Fund - Initial Class (VWEM)

VIP Trust Global Hard Assets Fund - Initial Class (VWHA)

VANGUARD GROUP OF INVESTMENT COMPANIES

Variable Insurance Fund - Equity Income Portfolio (VVEI)

Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)

Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)

WADDELL & REED, INC.

Variable Insurance Portfolios - Asset Strategy (WRASP)

WELLS FARGO FUNDS

Advantage VT Discovery Fund (SVDF)

Advantage VT Opportunity Fund - Class 2 (SVOF)

Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)

*	At December 31, 2015, contract owners were not invested in the fund.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2).

Net premiums from in force policies are allocated to the subaccounts in accordance with contract owner instructions and are recorded as contract owners net premiums in the accompanying statement of changes in contract owners’ equity. Such amounts are used to provide money to pay benefits under the policies. The Account’s assets are the property of the Company.

Transfers between investment portfolios include transfers between the subaccounts and the Guaranteed Account (not shown), which is part of the Company’s general account.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are available through the variable life policy and therefore, not available to the general public directly.

Some of the underlying mutual funds have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2015 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts from operations and policy transactions during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Account.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities Exchange Commission (SEC), and no subsequent events have occurred requiring accrual or disclosure.

(2) Policy Charges

(a) Deductions from Premiums

The Company makes certain deductions from premiums before amounts are allocated to each subaccount selected by the contract owner. The deductions may include (1) state premium taxes (0-4% of premium/scheduled premium payments depending on the Insured state of residence), (2) premiums for supplementary benefits, (3) sales charges (5% of each scheduled base/unscheduled premium for Options policies only) and (4) premium processing charges and Federal tax charges (1.5-10% of premiums). Premiums adjusted for these deductions are recorded as net purchases in the statement of changes in contract owners’ equity.

For the period ended December 31, 2015 and 2014, total front-end sales charge deductions were $2,334,146 and $2,583,032, respectively. The charges were recognized as a reduction of purchase payments on the Statement of Changes in Contract Owners’ Equity.

(b) Cost of Insurance

Each subaccount is also charged by the Company for the cost of insurance protection, which is based on a number of variables such as issue age, sex, premium class, policy year and net amount at risk (death benefit less total policy account value). For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured’s attained age. The cost of insurance charge is assessed monthly against each policy by liquidating units.

(c) Administrative Charges

Depending upon the type of policy, additional recurring monthly deductions may be made for (1) administrative charges (current charges ranging from $3.25-$11.00; guaranteed maximum charges ranging from a flat fee of $16 to a range of $3.25 plus $0.015 per $1,000 of face amount to $12 plus $0.03 per $1,000 of face amount), (2) first year policy charges (current charges ranging from $5.00-$17.50; guaranteed maximum charges ranging from a flat fee of $5.00 to $17.50 or $17.50 plus an amount per $1,000 of Face Amount (ranging from $0-0.11 per $1,000 of face amount) and (3) supplementary charges (ranging from $0-0.11 per $1,000 of face amount).

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

Optional monthly deductions for additional riders may be made for (1) disability waiver benefit rider which waives monthly deductions in the event of disability (current and guaranteed maximum charge ranging from $.01-$1.76 per $1,000 of net amount at risk), (2) disability waiver of premium benefit waives agreed upon premium in the event of disability (current and guaranteed maximum charges range from 2% to 23.2% of agreed upon premium amount to an annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment. If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount), (3) children’s term insurance rider which provides a death benefit for a covered child ($.52 per $1,000 of coverage), (4) additional insurance benefit rider or term insurance rider (current charge of $.02-$115.10 per $1,000 of coverage for single life policies and $0-$20.79 for survivorship policies; guaranteed maximum charge of $0.09 - $420.82 per $1,000 of Rider coverage amount per month), (5) convertible term life insurance rider for term insurance on someone other than the primary insured individual (current charges of $.06-$113.17 per $1,000 of rider coverage; guaranteed maximum charge of $0.09 - $420.82 per $1,000 of Rider Coverage amount per month), (6) minimum death benefit which guarantees a death benefit if specified premiums are paid (current and guaranteed maximum charges are $.01 per $1,000 of Guaranteed Minimum Death Benefit), (7) long term care accelerated benefit which pays an accelerated death benefit in the event of a covered illness ($.02-$3.24 per $1,000 of net amount at risk; no maximum amount is guaranteed), (8) long term care waiver benefit waives monthly deductions in the event of a covered illness ($.01-$3.47 per $1,000 of net amount at risk; no maximum amount is guaranteed), (9) long term care extended insurance benefit rider provides additional benefits after accelerated benefits are exhausted ($.01-$8.72 per $1,000 of rider coverage) and (10) four years survivorship term life insurance provides additional death benefits in the first four years of the policy (current charges ranging from $.03-$.15 per $1,000 of rider coverage; guaranteed maximum charge ranging from $0.03 - $2.75 per $1,000 of Rider coverage amount per month).

A face amount increase charge is made upon an increase in face amount (current charges are as low as $0.00; guaranteed maximum charges range from $50-$300 plus $0-$3 per $1,000 of face amount increase). During any given policy year, the first four or twelve transfers (depending on the policy) by a contract owner of amounts in the subaccounts are free of charge. A fee of $25 is assessed for each additional transfer. These charges are included in the Statements of Changes in Contract Owners’ Equity and are assessed against each policy by liquidating units.

The policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the contract owner will receive a refund equal to the policy account value plus reimbursements of certain deductions previously made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

If a policy is surrendered within the first 9-15 policy years (depending on the policy), a contingent deferred sales load charge and/or contingent deferred administrative charge is assessed. The deferred administrative charge ranges from $0-$5 per $1,000 face amount. The deferred sales load charge ranges from 6-35% of premiums paid up to the sales surrender cap. A deferred sales charge and/or a deferred administrative charge will be imposed if certain policies are surrendered or lapse at any time within 10-15 years after the effective date of an increase in face amount (similar charges applied to surrenders/lapses for the initial face amount are applied to the premiums related to the increase in face amount).

A portion of the deferred sales charge and/or deferred administrative charge will be deducted if the face amount is decreased in the first 10-15 years or the related increment of face amount is decreased within 10-15 years after such increase took effect. These charges are included with administrative charges in the Statements of Changes in Contract Owners’ Equity and are assessed against each policy by liquidating units. Upon the transfer of the subaccount value out of a subaccount within 60 days after allocation to that subaccount, certain subaccounts charge a fee of 1% of the amount transferred. These amounts are paid directly to the fund company, and are shown as an investment expense in the Statements of Operations.

The Company, or an affiliate, may receive compensation from a fund or its investment adviser or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the funds and their availability through the policies. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the policies and other policies issued by the Company (or an affiliate). These percentages differ, and some funds, advisers, or distributors (or affiliates) may pay the Company more than others. The Company also may receive 12b-1 fees.

(3) Mortality and Expense Risk Charges

In addition to the aforementioned charges, each subaccount is charged for mortality and expense risks assumed by the Company. The annual rates charged to cover these risks range from 0.00% to 1.00% of the average daily net assets held for the benefit of contract owners. These charges are assessed through the daily unit value calculation.

(4) Death Benefits

Death benefit proceeds result in a redemption of policy value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the account value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Policy provisions allow contract owners to borrow up to the policy’s non-loaned surrender value (90% of cash surrender value for Options policies). Interest is charged on the outstanding loan and is due and payable at the end of each policy year or when the loan is repaid. Any unpaid interest is added to the loan balance and bears interest at the same loan rate.

At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

(6) Related Party Transactions

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Account at the direction of the contract owner. For the years ended December 31, 2015 and 2014, total transfers to the Account from the fixed account were $67,001,884 and $68,932,223, respectively, and total transfers from the Account to the fixed account were $68,181,167 and $70,394,632, respectively. Transfers from the Account to the fixed account, and transfers to the Account from the fixed account are included in transfers between subaccounts (including fixed account), net, on the accompanying Statements of Changes in Contract Owners’ Equity.

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2015.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$1,139,176,683	$-	$-	$1,139,176,683

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2015 are as follows:

	Purchases of Investments	Sales of Investments
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)	$6,870,607	$2,907,403
Global Allocation V.I. Fund - Class II (MLVGA2)	195,050	261,214
Stock Index Fund, Inc. - Initial Shares (DSIF)	898,200	1,488,201
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)	298,486	182,458
Balanced Portfolio: Service Shares (JABS)	396,070	334,533
Forty Portfolio: Service Shares (JACAS)	1,448,792	478,678
Global Technology Portfolio: Service Shares (JAGTS)	509,028	224,002
Overseas Portfolio: Service Shares (JAIGS)	330,423	1,011,106
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)	2,210,198	100,590
Value Series - Initial Class (MVFIC)	383,427	495,600
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)	303,295	248,638
Core Plus Fixed Income Portfolio - Class I (MSVFI)	149,947	98,670
Emerging Markets Debt Portfolio - Class I (MSEM)	12,026	41,191
U.S. Real Estate Portfolio - Class I (MSVRE)	274,542	359,885
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)	1,219,303	1,011,657
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)	242,985	102,706
American Funds NVIT Bond Fund - Class II (GVABD2)	22,425	43,039
American Funds NVIT Global Growth Fund - Class II (GVAGG2)	368,433	244,476
American Funds NVIT Growth Fund - Class II (GVAGR2)	110,991	88,832
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)	98,758	31,078
Federated NVIT High Income Bond Fund - Class I (HIBF)	1,423,435	1,511,751
NVIT Emerging Markets Fund - Class I (GEM)	318,442	534,574
NVIT International Equity Fund - Class I (GIG)	26,516	17,118
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)	21,179	38,225
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)	2,186,022	1,862,629
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)	32,354	82,207
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)	139,339	32,097
NVIT Cardinal Balanced Fund - Class I (NVCRB1)	1,394	24,790
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)	6,304	3,776
NVIT Cardinal Conservative Fund - Class I (NVCCN1)	1,918	1,797
NVIT Cardinal Moderate Fund - Class I (NVCMD1)	94,520	474,940
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)	69,021	201,022
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)	1,360	801
NVIT Core Bond Fund - Class I (NVCBD1)	159,878	58,731
NVIT Core Plus Bond Fund - Class I (NVLCP1)	1,784	1,379
NVIT Nationwide Fund - Class IV (TRF4)	2,501,371	8,809,583
NVIT Government Bond Fund - Class I (GBF)	520,713	544,958
NVIT Government Bond Fund - Class IV (GBF4)	1,768,757	3,194,013
American Century NVIT Growth Fund - Class IV (CAF4)	2,822,684	2,296,578
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)	650,442	467,862
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)	1,789	7,643
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)	1,980	961
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)	122,873	314,532
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)	3,474,575	4,323,773
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)	1,918,617	3,012,210
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)	336,518	280,005
NVIT Mid Cap Index Fund - Class I (MCIF)	593,403	510,643
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)	193,386	282,142
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)	822,409	2,055,136
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)	228,504	1,160,810
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)	558,802	611,868
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)	482,368	1,554,141
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)	8,537,697	5,885,397
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)	1,095,581	1,054,324
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)	452,640	691,485
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)	2,563,553	2,433,745
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)	2,397,907	1,895,172
NVIT Multi-Sector Bond Fund - Class I (MSBF)	160,600	397,667
NVIT S&P 500 Index Fund - Class IV (GVEX4)	7,170,635	14,520,044
NVIT Short Term Bond Fund - Class II (NVSTB2)	217,755	185,807
NVIT Large Cap Growth Fund - Class I (NVOLG1)	16,558,451	12,055,309
Templeton NVIT International Value Fund - Class III (NVTIV3)	97,379	32,872
Invesco NVIT Comstock Value Fund - Class IV (EIF4)	734,710	2,098,969
NVIT Real Estate Fund - Class I (NVRE1)	1,444,707	734,385
NVIT Money Market Fund - Class IV (SAM4)	12,179,811	13,613,234
VPS Growth and Income Portfolio - Class A (ALVGIA)	255,323	488,097
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)	627,939	593,332
VP Income & Growth Fund - Class I (ACVIG)	332,795	298,647
VP Inflation Protection Fund - Class II (ACVIP2)	153,199	597,205
VP International Fund - Class I (ACVI)	16,461	61,918
VP Mid Cap Value Fund - Class I (ACVMV1)	193,534	210,851
VP Ultra(R) Fund - Class I (ACVU1)	14,481	2,802
Small Cap Stock Index Portfolio - Service Shares (DVSCS)	1,226,612	1,315,509
Appreciation Portfolio - Initial Shares (DCAP)	272,940	451,630
Opportunistic Small Cap Portfolio: Initial Shares (DSC)	61,430	69,905
Managed Tail Risk Fund II: Primary Shares (FVCA2P)	10,809	16,109
Quality Bond Fund II - Primary Shares (FQB)	358,436	334,145
Equity-Income Portfolio - Initial Class (FEIP)	12,702,857	10,863,981
High Income Portfolio - Initial Class (FHIP)	6,062,855	1,563,691
VIP Asset Manager Portfolio - Initial Class (FAMP)	3,490,027	3,509,108
VIP Energy Portfolio - Service Class 2 (FNRS2)	468,366	476,503
VIP Equity-Income Portfolio - Service Class (FEIS)	986,595	441,603
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)	34,280	114,146
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)	97,764	136,468
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)	118,274	163,595
VIP Growth Portfolio - Initial Class (FGP)	6,607,165	14,320,164
VIP Growth Portfolio - Service Class (FGS)	257,031	230,169
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)	1,928,092	4,006,368
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)	140,688	111,168
VIP Mid Cap Portfolio - Service Class (FMCS)	1,822,079	1,719,353
VIP Overseas Portfolio - Initial Class (FOP)	23,203,027	3,127,250
VIP Overseas Portfolio - Service Class (FOS)	3,530,484	167,489
VIP Value Strategies Portfolio - Service Class (FVSS)	135,654	276,863
Rising Dividends Securities Fund - Class 1 (FTVRDI)	1,191,464	1,265,992
Small Cap Value Securities Fund - Class 1 (FTVSVI)	977,700	783,258
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)	339,609	266,977
Templeton Foreign Securities Fund - Class 1 (TIF)	125,583	212,868
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)	232,592	358,311
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)	13,445	7,120
Short Duration Bond Portfolio - I Class Shares (AMTB)	496,237	1,294,702
International Portfolio - S Class Shares (AMINS)	-	1
Mid-Cap Growth Portfolio - I Class Shares (AMCG)	33,191	43,320
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)	605,341	14,462
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)	347,315	348,231
Socially Responsive Portfolio - I Class Shares (AMSRS)	91,148	79,201
Global Securities Fund/VA - Non-Service Shares (OVGS)	1,303,446	1,489,536
Main Street Fund(R)/VA - Non-Service Shares (OVGI)	1,883,477	393,000
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)	295,731	366,481
Global Strategic Income Fund/VA: Non-service Shares (OVSB)	108,637	59,987
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)	10,730	71,959
Low Duration Portfolio - Administrative Class (PMVLDA)	121,704	215,379
Total Return Portfolio - Administrative Class (PMVTRA)	159,559	303,100
VT Growth & Income Fund: Class IB (PVGIB)	43,314	67,072
VT International Equity Fund: Class IB (PVTIGB)	62,849	66,590
VT Voyager Fund: Class IB (PVTVB)	97,049	124,805
VI American Franchise Fund - Series I Shares (ACEG)	26,857	55,778
VI Value Opportunities Fund - Series I Shares (AVBVI)	47,798	5,265
Health Sciences Portfolio - II (TRHS2)	1,583,803	475,502
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)	513,466	889,913
VIP Trust Emerging Markets Fund - Initial Class (VWEM)	1,943,754	2,342,566
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)	541,864	1,448,989
Variable Insurance Fund - Equity Income Portfolio (VVEI)	481,640	702,911
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)	723,291	627,066
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)	609,085	352,614
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)	145,602	107,226
Variable Insurance Portfolios - Asset Strategy (WRASP)	110,284	63,226
Advantage VT Discovery Fund (SVDF)	277,363	271,815
Advantage VT Opportunity Fund - Class 2 (SVOF)	66,786	64,529
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)	73,319	26,794
Investors Growth Stock Series - Initial Class (obsolete) (MIGIC)	1,093,224	2,054,583
VIP High Income Portfolio - Initial Class R (obsolete) (FHIPR)	73,057	5,221,852
VIP Overseas Portfolio - Initial Class R (obsolete) (FOPR)	262,419	22,687,511
VIP Overseas Portfolio - Service Class R (obsolete) (FOSR)	49,088	3,402,273
Small-Cap Growth Portfolio - S Class Shares (obsolete) (AMFAS)	169,313	655,643

Total	$173,878,400	$194,581,536

(8) Financial Highlights

The Company offers several variable life products through the Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life contracts as of December 31, 2015, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2015. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
2015	0.60%	to	0.75%	75,792	$2,184.97	to	$212.14	$21,734,561	0.00%	-3.90%	to	-4.04%
2014	0.60%	to	0.75%	82,703	2,273.56	to	221.08	24,757,746	0.00%	-0.16%	to	-0.31%
2013	0.60%	to	0.75%	89,793	2,277.29	to	221.77	27,022,875	0.00%	33.46%	to	33.26%
2012	0.60%	to	0.75%	101,176	1,706.38	to	166.42	22,846,149	0.00%	11.82%	to	11.66%
2011	0.60%	to	0.75%	112,712	1,525.94	to	149.05	22,501,240	0.00%	-3.76%	to	-3.90%
Global Allocation V.I. Fund - Class II (MLVGA2)
2015			0.75%	8,661			156.50	1,355,473	0.97%			-1.61%
2014			0.75%	9,546			159.06	1,518,418	2.28%			1.20%
2013			0.75%	8,799			157.17	1,382,939	1.12%			13.70%
2012			0.75%	8,637			138.24	1,193,957	1.68%			9.32%
2011			0.75%	6,658			126.46	841,939	1.91%			-4.35%
Stock Index Fund, Inc. - Initial Shares (DSIF)
2015	0.60%	to	0.75%	33,423	2,604.20	to	255.52	9,125,039	1.82%	0.50%	to	0.35%
2014	0.60%	to	0.75%	36,803	2,591.19	to	254.62	10,045,959	1.75%	12.75%	to	12.58%
2013	0.60%	to	0.75%	39,350	2,298.26	to	226.18	9,450,492	1.85%	31.24%	to	31.04%
2012	0.60%	to	0.75%	42,592	1,751.22	to	172.60	7,681,421	2.06%	15.04%	to	14.87%
2011	0.60%	to	0.75%	44,596	1,522.22	to	150.26	7,134,439	1.82%	1.27%	to	1.12%
Van Kampen V.I. Mid Cap Growth Fund - Series I Shares (IVKMG1)
2015	0.60%	to	0.75%	11,718	1,440.16	to	143.22	1,769,503	0.00%	0.60%	to	0.45%
2014	0.60%	to	0.75%	11,752	1,431.56	to	142.58	1,772,333	0.00%	7.39%	to	7.23%
2013	0.60%	to	0.75%	12,184	1,333.04	to	132.97	1,709,007	0.44%	36.19%	to	35.99%
2012	0.60%	to	0.75%	12,309	978.77	to	97.78	1,278,458	0.00%	-2.12%	to	-2.22%	****
Balanced Portfolio: Service Shares (JABS)
2015	0.60%	to	0.75%	6,932	2,475.10	to	242.85	2,342,441	1.63%	-0.19%	to	-0.34%
2014	0.60%	to	0.75%	6,684	2,479.81	to	243.68	2,382,160	1.46%	7.59%	to	7.43%
2013	0.60%	to	0.75%	6,790	2,304.86	to	226.83	2,652,637	2.03%	19.09%	to	18.91%
2012	0.60%	to	0.75%	7,845	1,935.46	to	190.76	2,439,419	2.53%	12.70%	to	12.53%
2011	0.60%	to	0.75%	8,566	1,717.43	to	169.53	2,308,774	2.26%	0.75%	to	0.60%
Forty Portfolio: Service Shares (JACAS)
2015	0.60%	to	0.75%	14,765	3,068.35	to	300.61	4,809,108	1.24%	11.27%	to	11.10%
2014	0.60%	to	0.75%	14,531	2,757.63	to	270.57	4,294,689	0.03%	7.82%	to	7.66%
2013	0.60%	to	0.75%	17,110	2,557.65	to	251.33	4,681,584	0.59%	30.10%	to	29.91%
2012	0.60%	to	0.75%	18,617	1,965.86	to	193.46	3,946,711	0.57%	23.12%	to	22.93%
2011	0.60%	to	0.75%	19,604	1,596.76	to	157.38	3,524,879	0.24%	-7.50%	to	-7.64%
Global Technology Portfolio: Service Shares (JAGTS)
2015	0.60%	to	0.75%	4,637	2,619.19	to	256.60	1,390,392	0.79%	4.02%	to	3.86%
2014	0.60%	to	0.75%	4,243	2,517.98	to	247.06	1,223,864	0.00%	8.69%	to	8.53%
2013	0.60%	to	0.75%	4,670	2,316.59	to	227.64	1,208,732	0.00%	34.58%	to	34.38%
2012	0.60%	to	0.75%	5,153	1,721.34	to	169.40	949,979	0.00%	18.43%	to	18.26%
2011	0.60%	to	0.75%	687	1,453.41	to	143.25	208,526	0.00%	-9.20%	to	-9.34%
Overseas Portfolio: Service Shares (JAIGS)
2015	0.60%	to	0.75%	12,859	2,134.64	to	209.13	3,272,698	0.51%	-9.35%	to	-9.49%
2014	0.60%	to	0.75%	16,106	2,354.80	to	231.05	4,413,108	5.84%	-12.63%	to	-12.76%
2013	0.60%	to	0.75%	17,249	2,695.11	to	264.83	5,387,213	3.07%	13.60%	to	13.43%
2012	0.60%	to	0.75%	21,097	2,372.50	to	233.48	5,784,244	0.84%	12.50%	to	12.33%
2011	0.60%	to	0.75%	2,651	2,108.84	to	207.85	1,460,248	0.37%	-32.74%	to	-32.84%
Var Insurance Trust II - MFS Investors Growth Stock Portfolio: Initial Class (MV2IGI)
2015	0.60%	to	0.75%	16,995			981.45	1,959,063	0.49%	-1.85%	to	-1.97%	****
Value Series - Initial Class (MVFIC)
2015	0.60%	to	0.75%	8,823	2,927.44	to	287.23	3,001,351	2.34%	-1.33%	to	-1.48%
2014	0.60%	to	0.75%	9,638	2,966.91	to	291.54	3,396,481	1.49%	9.85%	to	9.68%
2013	0.60%	to	0.75%	10,879	2,700.90	to	265.80	3,529,385	1.16%	35.07%	to	34.87%
2012	0.60%	to	0.75%	12,622	1,999.57	to	197.08	2,901,177	1.59%	15.56%	to	15.39%
2011	0.60%	to	0.75%	12,708	1,730.27	to	170.79	2,582,973	1.45%	-0.90%	to	-1.05%
Variable Insurance Trust II - MFS International Value Portfolio - Service Class (MVIVSC)
2015	0.60%	to	0.75%	3,849	1,637.92	to	162.41	1,301,836	1.81%	5.68%	to	5.53%
2014	0.60%	to	0.75%	3,372	1,549.83	to	153.90	1,210,137	1.73%	0.53%	to	0.38%
2013	0.60%	to	0.75%	3,744	1,541.69	to	153.32	1,208,461	1.30%	26.87%	to	26.68%
2012	0.60%	to	0.75%	1,863	1,215.17	to	121.03	720,360	1.37%	15.24%	to	15.06%
2011	0.60%	to	0.75%	864	1,054.50	to	105.19	540,878	1.44%	-2.36%	to	-2.51%
Core Plus Fixed Income Portfolio - Class I (MSVFI)
2015	0.60%	to	0.75%	4,002	1,470.14	to	144.25	832,740	3.44%	-1.25%	to	-1.39%
2014	0.60%	to	0.75%	4,066	1,488.68	to	146.29	815,851	2.83%	7.21%	to	7.05%
2013	0.60%	to	0.75%	4,254	1,388.57	to	136.65	634,893	3.56%	-0.91%	to	-1.06%
2012	0.60%	to	0.75%	4,783	1,401.37	to	138.12	705,801	4.65%	8.78%	to	8.62%
2011	0.60%	to	0.75%	5,478	1,288.21	to	127.16	728,563	3.49%	5.02%	to	4.86%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
Emerging Markets Debt Portfolio - Class I (MSEM)
2015	0.60%	to	0.75%	439	$2,197.99	to	$215.66	$162,885	5.21%	-1.71%	to	-1.85%
2014	0.60%	to	0.75%	571	2,236.16	to	219.74	202,891	5.20%	2.31%	to	2.16%
2013	0.60%	to	0.75%	699	2,185.63	to	215.09	345,980	4.22%	-9.30%	to	-9.43%
2012	0.60%	to	0.75%	871	2,409.61	to	237.49	635,486	2.88%	17.25%	to	17.08%
2011	0.60%	to	0.75%	857	2,055.04	to	202.85	487,248	3.59%	6.39%	to	6.24%
U.S. Real Estate Portfolio - Class I (MSVRE)
2015	0.60%	to	0.75%	430	3,762.33	to	369.15	735,206	1.28%	1.56%	to	1.41%
2014	0.60%	to	0.75%	454	3,704.56	to	364.03	819,649	1.33%	28.95%	to	28.75%
2013	0.60%	to	0.75%	419	2,872.96	to	282.73	576,660	1.20%	1.44%	to	1.29%
2012	0.60%	to	0.75%	463	2,832.08	to	279.13	670,469	1.09%	15.14%	to	14.97%
2011	0.60%	to	0.75%	506	2,459.66	to	242.79	623,871	0.81%	5.29%	to	5.13%
American Century NVIT Multi Cap Value Fund - Class I (NVAMV1)
2015	0.60%	to	0.75%	24,656	2,257.61	to	223.51	6,049,823	2.39%	-4.85%	to	-4.99%
2014	0.60%	to	0.75%	27,671	2,372.63	to	235.26	7,135,110	1.95%	12.44%	to	12.27%
2013	0.60%	to	0.75%	31,874	2,110.10	to	209.54	7,264,042	1.86%	31.11%	to	30.91%
2012	0.60%	to	0.75%	34,777	1,609.41	to	160.06	6,068,219	0.98%	13.98%	to	13.80%
2011	0.60%	to	0.75%	39,418	1,412.07	to	140.64	5,932,300	1.54%	0.05%	to	-0.10%
American Funds NVIT Asset Allocation Fund - Class II (GVAAA2)
2015			0.75%	6,269			154.45	968,258	1.55%			0.23%
2014			0.75%	5,685			154.10	876,047	0.90%			4.21%
2013			0.75%	3,063			147.88	452,951	1.32%			22.36%
2012			0.75%	3,270			120.85	395,184	1.48%			14.85%
2011			0.75%	4,069			105.23	428,163	1.26%			0.18%
American Funds NVIT Bond Fund - Class II (GVABD2)
2015			0.75%	1,573			122.46	192,624	1.35%			-0.98%
2014			0.75%	1,753			123.66	216,783	1.25%			4.19%
2013			0.75%	2,629			118.69	312,026	1.77%			-3.30%
2012			0.75%	2,664			122.74	326,976	2.04%			4.18%
2011			0.75%	3,430			117.81	404,101	2.28%			4.94%
American Funds NVIT Global Growth Fund - Class II (GVAGG2)
2015			0.75%	8,647			172.35	1,490,348	0.67%			5.75%
2014			0.75%	8,722			162.99	1,421,578	0.71%			1.07%
2013			0.75%	9,225			161.25	1,487,574	0.37%			27.68%
2012			0.75%	10,431			126.30	1,317,390	0.88%			21.17%
2011			0.75%	10,600			104.23	1,104,819	0.94%			-9.99%
American Funds NVIT Growth Fund - Class II (GVAGR2)
2015			0.75%	5,561			164.64	915,567	0.73%			5.63%
2014			0.75%	5,561			155.86	866,752	0.47%			7.26%
2013			0.75%	8,501			145.31	1,235,312	0.30%			28.64%
2012			0.75%	10,577			112.96	1,194,773	0.23%			16.52%
2011			0.75%	10,834			96.94	1,050,273	0.26%			-5.40%
American Funds NVIT Growth-Income Fund - Class II (GVAGI2)
2015			0.75%	4,209			141.19	594,268	0.88%			0.33%
2014			0.75%	4,028			140.72	566,834	0.80%			9.40%
2013			0.75%	3,134			128.63	403,119	1.06%			31.97%
2012			0.75%	2,708			97.46	263,931	1.09%			16.19%
2011			0.75%	2,273			83.89	190,672	0.96%			-2.96%
Federated NVIT High Income Bond Fund - Class I (HIBF)
2015	0.60%	to	0.75%	6,490	2,004.77	to	196.70	1,433,095	4.64%	-3.19%	to	-3.33%
2014	0.60%	to	0.75%	7,280	2,070.83	to	203.49	1,656,557	4.82%	1.94%	to	1.78%
2013	0.60%	to	0.75%	838	2,031.48	to	199.92	347,405	5.89%	6.43%	to	6.27%
2012	0.60%	to	0.75%	1,019	1,908.72	to	188.12	414,255	7.54%	13.87%	to	13.70%
2011	0.60%	to	0.75%	1,184	1,676.23	to	165.46	412,503	8.30%	3.20%	to	3.04%
NVIT Emerging Markets Fund - Class I (GEM)
2015	0.60%	to	0.75%	8,965	2,777.09	to	272.48	2,875,486	0.82%	-16.50%	to	-16.62%
2014	0.60%	to	0.75%	9,579	3,325.78	to	326.81	3,673,443	1.27%	-6.07%	to	-6.21%
2013	0.60%	to	0.75%	1,626	3,540.75	to	348.45	1,018,024	1.16%	0.14%	to	-0.01%
2012	0.60%	to	0.75%	1,754	3,535.69	to	348.48	1,084,341	0.46%	16.51%	to	16.34%
2011	0.60%	to	0.75%	1,972	3,034.54	to	299.54	1,196,368	0.67%	-22.84%	to	-22.95%
NVIT International Equity Fund - Class I (GIG)
2015			0.75%	1,205			93.53	112,701	0.54%			-3.78%
2014			0.75%	1,154			97.20	112,173	-1.75%			-2.80%	****
Variable Insurance Trust: NVIT International Equity Fund - Class VI (NVIE6)
2015	0.65%	to	0.75%	3,416	89.79	to	89.11	306,033	0.27%	-3.85%	to	-3.94%
2014	0.65%	to	0.75%	3,707	93.39	to	92.77	345,354	3.78%	-1.36%	to	-1.46%
2013	0.65%	to	0.75%	3,817	94.68	to	94.14	360,616	0.54%	16.80%	to	16.68%
2012	0.65%	to	0.75%	3,957	81.06	to	80.68	320,102	0.58%	14.48%	to	14.36%
2011	0.65%	to	0.75%	4,469	70.81	to	70.55	315,901	1.09%	-10.58%	to	-10.67%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
Neuberger Berman NVIT Multi Cap Opportunities Fund - Class I (NVNMO1)
2015	0.60%	to	0.75%	74,953	$1,371.82	to	$135.61	$13,500,441	0.78%	-1.67%	to	-1.82%
2014	0.60%	to	0.75%	81,163	1,395.14	to	138.13	14,685,682	0.88%	5.96%	to	5.80%
2013	0.60%	to	0.75%	90,758	1,316.65	to	130.55	15,460,936	1.03%	42.96%	to	42.75%
2012	0.60%	to	0.75%	102,131	920.99	to	91.46	11,981,182	1.45%	16.24%	to	16.07%
2011	0.60%	to	0.75%	115,071	792.32	to	78.80	11,483,723	0.56%	-12.15%	to	-12.28%
Neuberger Berman NVIT Socially Responsible Fund - Class II (NVNSR2)
2015	0.65%	to	0.75%	935	156.58	to	155.38	145,433	0.70%	-1.06%	to	-1.16%
2014	0.65%	to	0.75%	1,398	158.26	to	157.21	220,332	0.90%	9.79%	to	9.68%
2013	0.65%	to	0.75%	1,430	144.15	to	143.33	205,420	0.71%	37.65%	to	37.52%
2012	0.65%	to	0.75%	1,783	104.72	to	104.23	186,164	1.13%	10.66%	to	10.55%
2011	0.65%	to	0.75%	1,762	94.63	to	94.28	166,360	0.70%	-3.89%	to	-3.99%
NVIT Cardinal Aggressive Fund - Class I (NVCRA1)
2015			0.75%	3,115			130.93	407,842	2.76%			-2.31%
2014			0.75%	2,572			134.03	344,713	2.42%			3.69%
2013			0.75%	2,160			129.25	279,179	1.30%			28.68%
2012			0.75%	2,118			100.44	212,737	1.00%			15.35%
2011			0.75%	2,216			87.07	192,954	1.87%			-6.89%
NVIT Cardinal Balanced Fund - Class I (NVCRB1)
2015			0.75%	51			130.29	6,645	1.89%			-1.79%
2014			0.75%	229			132.67	30,382	2.34%			3.68%
2013			0.75%	252			127.96	32,246	1.31%			13.86%
2012			0.75%	414			112.38	46,526	2.33%			10.40%
2011			0.75%	144			101.79	14,658	2.09%			-2.00%
NVIT Cardinal Capital Appreciation Fund - Class I (NVCCA1)
2015			0.75%	308			132.38	40,772	3.15%			-1.88%
2014			0.75%	319			134.92	43,039	2.66%			3.92%
2013			0.75%	284			129.83	36,871	1.61%			20.54%
2012			0.75%	515			107.71	55,470	1.44%			12.88%
2011			0.75%	517			95.42	49,330	0.75%			-4.09%
NVIT Cardinal Conservative Fund - Class I (NVCCN1)
2015			0.75%	71			123.07	8,738	2.16%			-1.39%
2014			0.75%	74			124.80	9,236	2.27%			2.65%
2013			0.75%	76			121.58	9,240	2.82%			4.24%
2012			0.75%	40			116.64	4,665	2.38%			6.77%
NVIT Cardinal Moderate Fund - Class I (NVCMD1)
2015			0.75%	2,456			131.56	323,122	2.46%			-1.72%
2014			0.75%	5,651			133.86	756,445	2.54%			3.88%
2013			0.75%	5,457			128.87	703,223	1.67%			17.10%
2012			0.75%	5,673			110.05	624,320	1.54%			11.61%
2011			0.75%	6,058			98.61	597,354	2.52%			-2.98%
NVIT Cardinal Moderately Aggressive Fund - Class I (NVCMA1)
2015			0.75%	1,791			131.43	235,399	2.86%			-2.16%
2014			0.75%	3,021			134.34	405,843	2.27%			3.88%
2013			0.75%	4,001			129.33	517,441	1.87%			23.43%
2012			0.75%	2,911			104.78	305,019	0.68%			13.81%
2011			0.75%	10,027			92.07	923,153	2.49%			-5.29%
NVIT Cardinal Moderately Conservative Fund - Class I (NVCMC1)
2015			0.75%	45			128.38	5,777	2.64%			-1.62%
2014			0.75%	43			130.50	5,611	2.46%			3.39%
2013			0.75%	43			126.21	5,427	0.72%			10.50%
2012			0.75%	316			114.22	36,093	1.00%			9.31%
2011			0.75%	294			104.49	30,721	2.68%			-1.03%
NVIT Core Bond Fund - Class I (NVCBD1)
2015	0.65%	to	0.75%	2,410	129.48	to	128.49	310,952	3.23%	-1.36%	to	-1.46%
2014	0.65%	to	0.75%	1,707	131.27	to	130.40	223,379	2.60%	4.37%	to	4.27%
2013	0.65%	to	0.75%	2,493	125.77	to	125.06	312,761	2.60%	-2.55%	to	-2.64%
2012	0.65%	to	0.75%	2,646	129.06	to	128.46	340,867	3.17%	7.05%	to	6.95%
2011	0.65%	to	0.75%	2,500	120.55	to	120.11	301,006	3.01%	5.91%	to	5.80%
NVIT Core Plus Bond Fund - Class I (NVLCP1)
2015			0.75%	110			139.49	15,343	1.82%			-1.06%
2014			0.75%	109			140.98	15,367	2.32%			4.30%
2013			0.75%	124			135.17	16,761	1.35%			-2.51%
2012			0.75%	553			138.64	76,668	1.89%			6.58%
2011			0.75%	585			130.08	76,100	2.43%			5.58%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
NVIT Nationwide Fund - Class IV (TRF4)
2015	0.00%	to	0.75%	63,363	$13,994.27	to	$464.42	$104,294,518	1.22%	0.87%	to	0.11%
2014	0.00%	to	0.75%	69,074	13,873.91	to	463.89	110,907,436	1.16%	12.23%	to	11.39%
2013	0.00%	to	0.75%	75,252	12,361.79	to	416.45	106,519,061	1.33%	31.00%	to	30.03%
2012	0.60%	to	0.75%	82,876	5,962.35	to	320.28	89,075,421	1.43%	13.54%	to	13.36%
2011	0.00%	to	0.75%	92,919	8,261.41	to	282.52	85,316,173	1.14%	0.63%	to	-0.12%
NVIT Government Bond Fund - Class I (GBF)
2015			0.75%	3,351			142.28	476,770	1.69%			-0.86%
2014			0.75%	3,547			143.50	509,009	1.99%			3.79%
2013			0.75%	3,590			138.27	496,379	1.83%			-4.77%
2012			0.75%	3,588			145.20	520,964	2.22%			2.28%
2011			0.75%	3,688			141.95	523,522	3.04%			6.46%
NVIT Government Bond Fund - Class IV (GBF4)
2015	0.00%	to	0.75%	27,051	6,864.25	to	289.79	13,150,592	1.69%	-0.11%	to	-0.86%
2014	0.00%	to	0.75%	30,776	6,871.82	to	292.29	14,814,759	1.97%	4.58%	to	3.80%
2013	0.00%	to	0.75%	33,377	6,571.04	to	281.60	15,632,469	1.93%	-4.13%	to	-4.85%
2012	0.60%	to	0.75%	35,723	3,792.99	to	295.96	17,753,833	2.16%	2.44%	to	2.29%
2011	0.00%	to	0.75%	39,845	6,650.75	to	289.33	19,260,995	2.88%	7.34%	to	6.55%
American Century NVIT Growth Fund - Class IV (CAF4)
2015	0.60%	to	0.75%	77,243	1,948.28	to	189.73	20,102,350	0.35%	3.99%	to	3.84%
2014	0.60%	to	0.75%	84,350	1,873.44	to	182.72	21,217,632	0.34%	10.66%	to	10.49%
2013	0.60%	to	0.75%	92,231	1,692.98	to	165.37	20,986,918	0.67%	28.97%	to	28.77%
2012	0.60%	to	0.75%	101,294	1,312.73	to	128.42	17,732,583	0.55%	13.34%	to	13.17%
2011	0.60%	to	0.75%	108,961	1,158.24	to	113.47	16,874,536	0.58%	-1.28%	to	-1.43%
NVIT Investor Destinations Aggressive Fund - Class II (GVIDA)
2015	0.60%	to	0.75%	19,726	2,453.81	to	238.78	4,768,671	1.50%	-1.59%	to	-1.74%
2014	0.60%	to	0.75%	19,107	2,493.47	to	243.00	4,704,068	1.65%	4.36%	to	4.20%
2013	0.60%	to	0.75%	20,608	2,389.35	to	233.21	4,863,570	1.61%	26.49%	to	26.30%
2012	0.60%	to	0.75%	22,491	1,889.03	to	184.65	4,200,717	1.49%	15.21%	to	15.04%
2011	0.60%	to	0.75%	27,231	1,639.66	to	160.52	4,429,138	1.81%	-4.50%	to	-4.65%
NVIT Investor Destinations Balanced Fund - Class II (NVDBL2)
2015			0.75%	115			158.90	18,273	1.48%			-0.92%
2014			0.75%	155			160.37	24,857	2.06%			3.80%
2013			0.75%	113			154.49	17,458	1.56%			12.58%
2012			0.75%	122			137.23	16,743	1.58%			8.57%
2011			0.75%	149			126.41	18,834	1.26%			0.13%
NVIT Investor Destinations Capital Appreciation Fund - Class II (NVDCA2)
2015			0.75%	60			180.86	10,852	1.59%			-1.27%
2014			0.75%	57			183.19	10,442	1.78%			4.43%
2013			0.75%	45			175.43	7,894	1.79%			18.60%
2012			0.75%	43			147.92	6,360	1.79%			11.41%
2011			0.75%	41			132.77	5,443	2.01%			-1.67%
NVIT Investor Destinations Conservative Fund - Class II (GVIDC)
2015	0.60%	to	0.75%	7,367	1,526.60	to	151.19	1,202,723	1.66%	-0.33%	to	-0.48%
2014	0.60%	to	0.75%	9,031	1,531.74	to	151.93	1,454,217	1.60%	3.27%	to	3.11%
2013	0.60%	to	0.75%	13,089	1,483.25	to	147.34	1,945,534	1.49%	4.20%	to	4.05%
2012	0.60%	to	0.75%	17,586	1,423.40	to	141.61	2,505,966	1.55%	4.55%	to	4.39%
2011	0.60%	to	0.75%	21,529	1,361.52	to	135.66	2,934,559	2.60%	2.32%	to	2.16%
NVIT Investor Destinations Moderate Fund - Class II (GVIDM)
2015	0.00%	to	0.75%	117,503	3,615.92	to	198.79	38,728,513	1.57%	-0.33%	to	-1.08%
2014	0.00%	to	0.75%	126,560	3,628.06	to	200.95	41,975,373	1.67%	5.18%	to	4.40%
2013	0.00%	to	0.75%	142,974	3,449.34	to	192.49	44,081,150	1.66%	16.63%	to	15.76%
2012	0.60%	to	0.75%	153,614	1,685.19	to	166.29	41,233,824	1.60%	10.15%	to	9.98%
2011	0.00%	to	0.75%	175,199	2669.01	to	151.20	42,765,501	2.12%	-0.04%	to	-0.79%
NVIT Investor Destinations Moderately Aggressive Fund - Class II (GVDMA)
2015	0.60%	to	0.75%	100,406	2,281.04	to	222.67	23,563,170	1.45%	-1.32%	to	-1.47%
2014	0.60%	to	0.75%	107,649	2,311.63	to	226.00	25,611,709	1.62%	4.33%	to	4.17%
2013	0.60%	to	0.75%	115,628	2,215.71	to	216.94	27,519,559	1.74%	21.65%	to	21.46%
2012	0.60%	to	0.75%	122,683	1,821.45	to	178.61	23,128,212	1.62%	13.08%	to	12.91%
2011	0.60%	to	0.75%	133,601	1,610.79	to	158.19	22,046,337	2.02%	-2.71%	to	-2.86%
NVIT Investor Destinations Moderately Conservative Fund - Class II (GVDMC)
2015	0.60%	to	0.75%	14,360	1,786.52	to	176.38	2,914,558	1.68%	-0.63%	to	-0.78%
2014	0.60%	to	0.75%	15,002	1,797.82	to	177.76	3,061,629	1.83%	4.11%	to	3.96%
2013	0.60%	to	0.75%	15,416	1,726.80	to	170.99	2,916,599	1.65%	9.83%	to	9.67%
2012	0.60%	to	0.75%	16,600	1,572.19	to	155.92	3,039,975	1.99%	7.39%	to	7.23%
2011	0.60%	to	0.75%	13,818	1,463.98	to	145.40	2,185,198	2.31%	1.45%	to	1.30%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
NVIT Mid Cap Index Fund - Class I (MCIF)
2015	0.60%	to	0.75%	11,296	$3,341.14	to	$327.82	$4,233,961	1.07%	-3.12%	to	-3.26%
2014	0.60%	to	0.75%	11,949	3,448.64	to	338.88	4,615,290	1.05%	8.77%	to	8.60%
2013	0.60%	to	0.75%	13,022	3,170.70	to	312.04	4,646,912	1.12%	32.25%	to	32.05%
2012	0.60%	to	0.75%	14,971	2,397.47	to	236.29	3,983,123	1.14%	16.77%	to	16.59%
2011	0.60%	to	0.75%	15,458	2,053.18	to	202.67	3,454,504	0.78%	-3.13%	to	-3.27%
NVIT Multi-Manager International Growth Fund - Class I (NVMIG1)
2015	0.65%	to	0.75%	14,057	96.41	to	96.25	1,353,995	0.70%	-1.14%	to	-1.23%
2014	0.65%	to	0.75%	15,969	97.52	to	97.45	1,556,623	-1.06%	-2.48%	to	-2.55%	****
NVIT Multi-Manager International Value Fund - Class I (GVDIVI)
2015	0.60%	to	0.75%	119,597	855.47	to	85.33	12,970,690	1.20%	-5.69%	to	-5.83%
2014	0.60%	to	0.75%	130,618	907.05	to	90.61	15,013,634	-1.78%	-9.29%	to	-9.39%	****
NVIT Multi-Manager International Value Fund - Class IV (GVDIV4)
2015	0.60%	to	0.75%	13,765	2,852.60	to	275.11	8,203,465	1.13%	-5.66%	to	-5.80%
2014	0.60%	to	0.75%	15,761	3,023.63	to	292.04	9,653,266	4.21%	-10.00%	to	-10.14%
2013	0.60%	to	0.75%	18,063	3,359.76	to	324.99	11,982,767	2.23%	20.73%	to	20.55%
2012	0.60%	to	0.75%	21,290	2,782.94	to	269.60	11,334,206	0.34%	16.45%	to	16.28%
2011	0.60%	to	0.75%	30,590	2,389.74	to	231.85	12,536,352	1.74%	-16.66%	to	-16.78%
NVIT Multi-Manager Large Cap Growth Fund - Class I (NVMLG1)
2015	0.60%	to	0.75%	24,894	1,852.60	to	156.62	4,091,107	0.46%	2.82%	to	2.66%
2014	0.60%	to	0.75%	27,472	1,801.86	to	152.56	4,376,302	0.48%	9.78%	to	9.61%
2013	0.60%	to	0.75%	31,854	1,641.41	to	139.19	4,611,613	0.76%	33.93%	to	33.73%
2012	0.60%	to	0.75%	33,884	1,225.53	to	104.08	3,755,083	0.48%	15.66%	to	15.48%
2011	0.60%	to	0.75%	37,069	1,059.63	to	90.12	3,623,471	0.01%	-3.49%	to	-3.63%
NVIT Multi-Manager Large Cap Value Fund - Class I (NVMLV1)
2015	0.60%	to	0.75%	19,696	1,634.68	to	139.23	2,934,052	1.15%	-3.73%	to	-3.87%
2014	0.60%	to	0.75%	29,349	1,698.03	to	144.84	4,451,301	1.48%	9.86%	to	9.69%
2013	0.60%	to	0.75%	23,337	1,545.67	to	132.04	3,336,876	1.35%	34.63%	to	34.43%
2012	0.60%	to	0.75%	25,563	1,148.10	to	98.23	2,825,919	1.40%	17.10%	to	16.93%
2011	0.60%	to	0.75%	26,750	980.41	to	84.01	2,460,688	0.93%	-6.39%	to	-6.53%
NVIT Multi-Manager Mid Cap Growth Fund - Class I (NVMMG1)
2015	0.60%	to	0.75%	205,320	2,401.72	to	151.76	48,093,936	0.00%	-0.78%	to	-0.93%
2014	0.60%	to	0.75%	226,323	2,420.65	to	153.18	52,708,245	0.00%	3.41%	to	3.26%
2013	0.60%	to	0.75%	247,024	2,340.76	to	148.35	55,320,207	0.00%	38.11%	to	37.91%
2012	0.60%	to	0.75%	277,437	1,694.81	to	107.57	44,451,997	0.00%	14.21%	to	14.04%
2011	0.60%	to	0.75%	314,411	1,483.87	to	94.33	44,031,101	0.00%	-4.80%	to	-4.94%
NVIT Multi-Manager Mid Cap Value Fund - Class II (NVMMV2)
2015	0.65%	to	0.75%	31,711	175.84	to	174.50	5,545,642	1.13%	-3.51%	to	-3.61%
2014	0.65%	to	0.75%	35,262	182.25	to	181.04	6,395,581	1.36%	16.26%	to	16.15%
2013	0.65%	to	0.75%	39,246	156.76	to	155.87	6,127,545	1.19%	34.80%	to	34.66%
2012	0.65%	to	0.75%	42,495	116.29	to	115.75	4,925,740	1.13%	15.59%	to	15.47%
2011	0.65%	to	0.75%	47,273	100.60	to	100.24	4,744,033	0.81%	-2.95%	to	-3.05%
NVIT Multi-Manager Small Cap Growth Fund - Class I (SCGF)
2015	0.60%	to	0.75%	7,170	2,345.67	to	230.15	1,850,452	0.00%	0.15%	to	0.00%
2014	0.60%	to	0.75%	9,191	2,342.07	to	230.14	2,323,780	0.00%	2.20%	to	2.04%
2013	0.60%	to	0.75%	8,713	2,291.73	to	225.53	2,173,172	0.00%	43.43%	to	43.21%
2012	0.60%	to	0.75%	9,378	1,597.84	to	157.48	1,625,975	0.00%	12.76%	to	12.59%
2011	0.60%	to	0.75%	12,587	1,417.06	to	139.88	1,945,083	0.00%	-1.24%	to	-1.39%
NVIT Multi-Manager Small Cap Value Fund - Class IV (SCVF4)
2015	0.60%	to	0.75%	50,530	2,738.83	to	266.72	17,873,418	0.67%	-6.66%	to	-6.80%
2014	0.60%	to	0.75%	55,642	2,934.22	to	286.18	21,052,039	0.52%	6.38%	to	6.22%
2013	0.60%	to	0.75%	63,460	2,758.18	to	269.41	22,500,901	0.83%	39.56%	to	39.35%
2012	0.60%	to	0.75%	70,679	1,976.29	to	193.33	17,530,041	0.85%	19.85%	to	19.67%
2011	0.60%	to	0.75%	79,543	1,648.92	to	161.55	16,286,389	0.43%	-5.73%	to	-5.87%
NVIT Multi-Manager Small Company Fund - Class IV (SCF4)
2015	0.60%	to	0.75%	47,932	2,521.70	to	245.58	16,031,794	0.38%	-2.22%	to	-2.37%
2014	0.60%	to	0.75%	51,975	2,578.99	to	251.53	17,547,815	0.17%	0.21%	to	0.06%
2013	0.60%	to	0.75%	57,570	2,573.49	to	251.37	19,300,812	0.15%	40.11%	to	39.90%
2012	0.60%	to	0.75%	65,481	1,836.80	to	179.68	15,672,845	0.15%	14.82%	to	14.64%
2011	0.60%	to	0.75%	73,625	1,599.76	to	156.73	15,541,813	0.52%	-6.13%	to	-6.27%
NVIT Multi-Sector Bond Fund - Class I (MSBF)
2015	0.60%	to	0.75%	7,379	1,581.77	to	155.20	1,394,431	1.82%	-3.47%	to	-3.62%
2014	0.60%	to	0.75%	8,671	1,638.65	to	161.02	1,706,653	3.05%	3.26%	to	3.11%
2013	0.60%	to	0.75%	8,969	1,586.88	to	156.17	1,742,473	3.39%	-1.72%	to	-1.86%
2012	0.60%	to	0.75%	9,545	1,614.59	to	159.13	2,003,455	2.67%	11.58%	to	11.41%
2011	0.60%	to	0.75%	9,760	1,447.06	to	142.84	1,734,484	4.30%	4.92%	to	4.76%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
NVIT S&P 500 Index Fund - Class IV (GVEX4)
2015	0.60%	to	0.75%	173,137	$5,776.91	to	$558.59	$134,486,016	1.80%	0.57%	to	0.42%
2014	0.60%	to	0.75%	187,921	5,744.26	to	556.26	144,610,186	1.81%	12.61%	to	12.44%
2013	0.60%	to	0.75%	204,323	5,100.92	to	494.71	138,451,521	1.86%	31.29%	to	31.09%
2012	0.60%	to	0.75%	226,237	3,885.38	to	377.38	116,897,900	1.85%	15.04%	to	14.87%
2011	0.60%	to	0.75%	260,861	3,377.47	to	328.54	116,028,008	1.69%	1.15%	to	0.99%
NVIT Short Term Bond Fund - Class II (NVSTB2)
2015	0.65%	to	0.75%	10,283	109.11	to	108.27	1,117,311	1.64%	-0.99%	to	-1.09%
2014	0.65%	to	0.75%	10,096	110.20	to	109.46	1,108,216	0.89%	-0.16%	to	-0.26%
2013	0.65%	to	0.75%	12,037	110.37	to	109.74	1,324,588	1.03%	-0.54%	to	-0.64%
2012	0.65%	to	0.75%	12,361	110.97	to	110.45	1,367,890	1.09%	2.85%	to	2.75%
2011	0.65%	to	0.75%	19,207	107.89	to	107.50	2,068,524	1.59%	0.64%	to	0.54%
NVIT Large Cap Growth Fund - Class I (NVOLG1)
2015	0.60%	to	0.75%	297,322	2,476.06	to	245.14	96,730,912	0.62%	4.46%	to	4.31%
2014	0.60%	to	0.75%	329,574	2,370.25	to	235.02	102,822,228	0.71%	8.15%	to	7.99%
2013	0.60%	to	0.75%	369,714	2,191.65	to	217.64	106,409,853	0.78%	35.89%	to	35.68%
2012	0.60%	to	0.75%	411,546	1,612.87	to	160.40	87,824,532	0.70%	17.97%	to	17.80%
2011	0.60%	to	0.75%	459,162	1,367.14	to	136.17	83,384,980	0.67%	-2.82%	to	-2.96%
Templeton NVIT International Value Fund - Class III (NVTIV3)
2015	0.60%	to	0.75%	1,552	1,155.92	to	146.35	274,940	2.05%	-4.48%	to	-4.62%
2014	0.60%	to	0.75%	1,332	1,210.10	to	153.44	244,224	3.57%	-8.70%	to	-8.83%
2013	0.60%	to	0.75%	1,204	1,325.36	to	168.31	198,796	1.96%	19.38%	to	19.20%
2012			0.75%	953			141.20	134,566	2.91%			18.67%
2011	0.65%	to	0.75%	863	93.34	to	118.99	101,200	3.35%	-12.99%	to	-13.08%
Invesco NVIT Comstock Value Fund - Class IV (EIF4)
2015	0.60%	to	0.75%	49,380	2,149.64	to	209.34	14,551,912	1.55%	-6.86%	to	-7.00%
2014	0.60%	to	0.75%	54,234	2,307.85	to	225.09	17,157,897	1.70%	8.56%	to	8.39%
2013	0.60%	to	0.75%	59,533	2,125.97	to	207.66	17,230,712	0.00%	34.83%	to	34.63%
2012	0.60%	to	0.75%	70,875	1,576.79	to	154.25	14,900,315	1.22%	17.76%	to	17.58%
2011	0.60%	to	0.75%	82,462	1,339.04	to	131.19	14,557,382	1.32%	-2.90%	to	-3.05%
NVIT Real Estate Fund - Class I (NVRE1)
2015	0.65%	to	0.75%	28,235	141.82	to	140.74	3,982,391	2.65%	-5.97%	to	-6.06%
2014	0.65%	to	0.75%	28,457	150.83	to	149.83	4,271,963	3.05%	28.05%	to	27.92%
2013	0.65%	to	0.75%	30,682	117.79	to	117.12	3,598,835	1.47%	2.38%	to	2.28%
2012	0.65%	to	0.75%	32,024	115.05	to	114.52	3,671,963	1.07%	15.03%	to	14.92%
2011	0.65%	to	0.75%	33,484	100.02	to	99.65	3,340,084	0.87%	5.81%	to	5.71%
NVIT Money Market Fund - Class IV (SAM4)
2015	0.00%	to	0.75%	127,112	3,297.33	to	160.26	28,267,743	0.00%	0.00%	to	-0.75%
2014	0.00%	to	0.75%	133,947	3,297.33	to	161.47	29,701,311	0.00%	0.00%	to	-0.75%
2013	0.00%	to	0.75%	150,332	3,297.33	to	162.69	33,501,766	0.00%	0.00%	to	-0.75%
2012	0.60%	to	0.75%	172,313	2,276.96	to	163.92	37,857,180	0.00%	-0.60%	to	-0.75%
2011	0.00%	to	0.75%	188,555	3,297.33	to	165.16	42,295,916	0.00%	0.00%	to	-0.75%
VPS Growth and Income Portfolio - Class A (ALVGIA)
2015	0.60%	to	0.75%	7,879	2,533.76	to	248.61	2,422,642	1.39%	1.09%	to	0.94%
2014	0.60%	to	0.75%	8,860	2,506.36	to	246.29	2,645,344	1.30%	8.89%	to	8.72%
2013	0.60%	to	0.75%	9,101	2,301.81	to	226.53	2,920,455	1.41%	34.16%	to	33.96%
2012	0.60%	to	0.75%	9,049	1,715.75	to	169.10	1,722,023	1.58%	16.82%	to	16.64%
2011	0.60%	to	0.75%	9,370	1,468.71	to	144.97	1,505,002	1.34%	5.68%	to	5.52%
VPS Small/Mid Cap Value Portfolio - Class A (ALVSVA)
2015	0.60%	to	0.75%	6,327	3,436.05	to	337.14	2,666,905	0.78%	-6.05%	to	-6.19%
2014	0.60%	to	0.75%	7,462	3,657.36	to	359.39	3,299,322	0.70%	8.54%	to	8.38%
2013	0.60%	to	0.75%	8,075	3,369.44	to	331.60	3,270,275	0.66%	37.23%	to	37.03%
2012	0.60%	to	0.75%	8,206	2,455.28	to	241.99	2,412,011	0.54%	18.04%	to	17.86%
2011	0.60%	to	0.75%	9,452	2,080.12	to	205.33	2,598,131	0.49%	-8.94%	to	-9.07%
VP Income & Growth Fund - Class I (ACVIG)
2015	0.60%	to	0.75%	6,911	2,409.44	to	231.27	1,749,786	2.09%	-6.19%	to	-6.33%
2014	0.60%	to	0.75%	7,594	2,568.29	to	246.89	2,031,969	2.06%	11.83%	to	11.66%
2013	0.60%	to	0.75%	7,219	2,296.60	to	221.10	1,718,552	2.25%	35.01%	to	34.81%
2012	0.60%	to	0.75%	7,703	1,701.07	to	164.01	1,356,334	2.09%	14.06%	to	13.88%
2011	0.60%	to	0.75%	8,438	1,491.43	to	144.02	1,299,642	1.54%	2.50%	to	2.34%
VP Inflation Protection Fund - Class II (ACVIP2)
2015	0.60%	to	0.75%	8,835	1,442.73	to	141.55	1,489,881	2.12%	-3.05%	to	-3.20%
2014	0.60%	to	0.75%	11,582	1,488.13	to	146.22	2,004,412	1.29%	2.68%	to	2.53%
2013	0.60%	to	0.75%	12,680	1,449.27	to	142.62	2,092,601	1.64%	-9.03%	to	-9.16%
2012	0.60%	to	0.75%	17,193	1,593.07	to	157.00	3,057,694	2.37%	6.74%	to	6.58%
2011	0.60%	to	0.75%	18,748	1,492.45	to	147.31	3,434,728	4.02%	11.08%	to	10.91%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
VP International Fund - Class I (ACVI)
2015	0.60%	to	0.75%	135	$1,865.98	to	$182.81	$236,759	0.39%	0.16%	to	0.01%
2014	0.60%	to	0.75%	227	1,863.09	to	182.80	280,096	1.83%	-6.07%	to	-6.21%
2013	0.60%	to	0.75%	286	1,983.52	to	194.91	366,963	1.63%	21.68%	to	21.50%
2012	0.60%	to	0.75%	306	1,630.14	to	160.42	298,941	0.79%	20.44%	to	20.25%
2011	0.60%	to	0.75%	446	1,353.54	to	133.40	326,708	1.50%	-12.57%	to	-12.70%
VP Mid Cap Value Fund - Class I (ACVMV1)
2015	0.65%	to	0.75%	4,416	251.06	to	248.39	1,103,608	1.65%	-2.07%	to	-2.17%
2014	0.65%	to	0.75%	4,736	256.37	to	253.90	1,208,983	1.20%	15.67%	to	15.55%
2013	0.65%	to	0.75%	5,341	221.64	to	219.73	1,178,884	1.23%	29.27%	to	29.14%
2012	0.65%	to	0.75%	5,224	171.45	to	170.14	891,956	2.02%	15.57%	to	15.46%
2011	0.65%	to	0.75%	5,409	148.35	to	147.36	799,374	1.31%	-1.34%	to	-1.43%
VP Ultra(R) Fund - Class I (ACVU1)
2015			0.60%	40			2,083.64	83,346	0.43%			5.64%
2014			0.60%	38			1,972.48	74,954	0.21%			9.34%
2013	0.60%	to	0.75%	22	1,804.04	to	177.27	29,929	0.59%	36.25%	to	36.05%
2012	0.60%	to	0.75%	34	1,324.02	to	130.30	34,143	0.00%	13.24%	to	13.07%
2011	0.60%	to	0.75%	43	1,169.20	to	115.24	39,736	0.00%	0.46%	to	0.31%
Small Cap Stock Index Portfolio - Service Shares (DVSCS)
2015	0.60%	to	0.75%	25,842	3,403.01	to	331.11	9,111,839	0.75%	-2.91%	to	-3.06%
2014	0.60%	to	0.75%	27,539	3,505.14	to	341.56	10,087,017	0.58%	4.49%	to	4.34%
2013	0.60%	to	0.75%	28,636	3,354.43	to	327.36	9,960,289	1.06%	39.87%	to	39.66%
2012	0.60%	to	0.75%	29,851	2,398.20	to	234.39	7,388,329	0.44%	15.05%	to	14.87%
2011	0.60%	to	0.75%	28,872	2,084.53	to	204.04	6,136,419	0.61%	-0.04%	to	-0.19%
Appreciation Portfolio - Initial Shares (DCAP)
2015	0.60%	to	0.75%	11,908	1,997.79	to	195.72	2,523,539	1.69%	-3.05%	to	-3.20%
2014	0.60%	to	0.75%	13,438	2,060.68	to	202.19	2,934,777	1.83%	7.44%	to	7.28%
2013	0.60%	to	0.75%	14,945	1,917.89	to	188.46	3,076,647	1.96%	20.38%	to	20.20%
2012	0.60%	to	0.75%	15,700	1,593.21	to	156.79	2,793,801	3.61%	9.77%	to	9.60%
2011	0.60%	to	0.75%	15,224	1,451.43	to	143.05	2,480,389	1.68%	8.36%	to	8.20%
Opportunistic Small Cap Portfolio: Initial Shares (DSC)
2015	0.60%	to	0.75%	1,654	2,054.27	to	201.56	712,907	0.00%	-2.86%	to	-3.01%
2014	0.60%	to	0.75%	1,765	2,114.78	to	207.81	750,035	0.00%	0.99%	to	0.84%
2013	0.60%	to	0.75%	2,088	2,094.12	to	206.09	838,428	0.00%	47.66%	to	47.44%
2012	0.60%	to	0.75%	1,728	1,418.20	to	139.78	320,631	0.00%	19.84%	to	19.66%
2011	0.60%	to	0.75%	1,824	1,183.41	to	116.81	244,970	0.39%	-14.36%	to	-14.49%
Managed Tail Risk Fund II: Primary Shares (FVCA2P)
2015	0.60%	to	0.75%	557	1,595.67	to	156.56	94,611	1.70%	-6.85%	to	-6.99%
2014	0.60%	to	0.75%	591	1,713.01	to	168.33	109,142	1.73%	-1.56%	to	-1.71%
2013	0.60%	to	0.75%	599	1,740.16	to	171.25	112,384	1.04%	15.76%	to	15.58%
2012	0.60%	to	0.75%	591	1,503.30	to	148.17	95,709	0.55%	9.51%	to	9.35%
2011	0.60%	to	0.75%	656	1,372.71	to	135.50	97,871	0.70%	-5.86%	to	-6.00%
Quality Bond Fund II - Primary Shares (FQB)
2015	0.60%	to	0.75%	12,513	1,546.04	to	156.91	2,257,572	3.78%	-0.84%	to	-0.99%
2014	0.60%	to	0.75%	12,420	1,559.14	to	158.48	2,326,764	3.84%	3.17%	to	3.02%
2013	0.60%	to	0.75%	13,941	1,511.21	to	153.84	2,618,615	4.24%	0.43%	to	0.28%
2012	0.60%	to	0.75%	15,521	1,504.73	to	153.41	2,749,233	4.03%	9.06%	to	8.90%
2011	0.60%	to	0.75%	16,802	1,379.67	to	140.87	2,760,052	5.31%	1.66%	to	1.51%
Equity-Income Portfolio - Initial Class (FEIP)
2015	0.60%	to	0.75%	111,476	5,041.31	to	487.46	80,233,611	3.10%	-4.54%	to	-4.68%
2014	0.60%	to	0.75%	123,782	5,281.01	to	511.40	92,695,125	2.77%	8.07%	to	7.91%
2013	0.60%	to	0.75%	136,521	4,886.76	to	473.93	94,397,820	2.48%	27.38%	to	27.19%
2012	0.60%	to	0.75%	150,011	3,836.32	to	372.62	81,967,981	3.05%	16.60%	to	16.43%
2011	0.60%	to	0.75%	169,119	3,290.04	to	320.04	78,985,131	2.41%	0.37%	to	0.22%
High Income Portfolio - Initial Class (FHIP)
2015	0.60%	to	0.75%	30,319	2,648.89	to	248.48	10,722,521	7.16%	-4.20%	to	-4.35%
2014	0.60%	to	0.75%	14,509	2,765.12	to	259.77	7,569,002	5.70%	0.55%	to	0.40%
2013	0.60%	to	0.75%	14,624	2,749.99	to	258.74	7,765,711	5.46%	5.31%	to	5.16%
2012	0.60%	to	0.75%	17,236	2,611.25	to	246.05	8,853,867	5.62%	13.54%	to	13.37%
2011	0.60%	to	0.75%	20,354	2,299.79	to	217.03	8,788,501	6.47%	3.41%	to	3.26%
VIP Asset Manager Portfolio - Initial Class (FAMP)
2015	0.60%	to	0.75%	51,051	3,562.13	to	344.43	28,102,945	1.55%	-0.46%	to	-0.61%
2014	0.60%	to	0.75%	55,426	3,578.49	to	346.53	30,545,911	1.48%	5.20%	to	5.04%
2013	0.60%	to	0.75%	59,764	3,401.61	to	329.90	31,049,343	1.56%	15.01%	to	14.84%
2012	0.60%	to	0.75%	64,290	2,957.55	to	287.26	29,409,345	1.49%	11.81%	to	11.64%
2011	0.60%	to	0.75%	72,267	2,645.22	to	257.31	30,248,385	1.89%	-3.14%	to	-3.29%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
VIP Energy Portfolio - Service Class 2 (FNRS2)
2015	0.65%	to	0.75%	8,251	$146.32	to	$144.77	$1,198,999	0.88%	-21.26%	to	-21.34%
2014	0.65%	to	0.75%	8,588	185.83	to	184.05	1,585,713	0.65%	-13.33%	to	-13.42%
2013	0.65%	to	0.75%	8,567	214.42	to	212.57	1,826,336	0.69%	23.34%	to	23.22%
2012	0.65%	to	0.75%	10,390	173.84	to	172.51	1,797,577	0.78%	4.05%	to	3.95%
2011	0.65%	to	0.75%	10,469	167.07	to	165.96	1,741,829	0.85%	-5.81%	to	-5.91%
VIP Equity-Income Portfolio - Service Class (FEIS)
2015			0.75%	24,034			219.19	5,268,049	3.13%			-4.81%
2014			0.75%	24,422			230.26	5,623,304	2.81%			7.83%
2013			0.75%	25,465			213.53	5,437,445	2.51%			27.06%
2012			0.75%	25,858			168.06	4,345,627	3.17%			16.31%
2011			0.75%	26,038			144.49	3,762,250	2.50%			0.11%
VIP Freedom Fund 2010 Portfolio - Service Class (FF10S)
2015	0.65%	to	0.75%	1,255	165.66	to	163.91	206,715	1.45%	-0.96%	to	-1.06%
2014	0.65%	to	0.75%	1,739	167.26	to	165.66	288,919	1.53%	3.67%	to	3.57%
2013	0.65%	to	0.75%	1,796	161.34	to	159.95	288,021	1.09%	12.66%	to	12.55%
2012	0.65%	to	0.75%	5,273	143.21	to	142.12	753,672	1.76%	10.96%	to	10.85%
2011	0.65%	to	0.75%	5,579	129.07	to	128.21	718,840	2.12%	-0.93%	to	-1.03%
VIP Freedom Fund 2020 Portfolio - Service Class (FF20S)
2015	0.65%	to	0.75%	10,845	171.60	to	169.78	1,851,269	1.75%	-1.01%	to	-1.11%
2014	0.65%	to	0.75%	11,233	173.35	to	171.68	1,937,606	1.61%	3.99%	to	3.88%
2013	0.65%	to	0.75%	10,854	166.71	to	165.27	1,801,015	1.70%	15.20%	to	15.09%
2012	0.65%	to	0.75%	12,820	144.71	to	143.60	1,846,144	1.94%	12.45%	to	12.34%
2011	0.65%	to	0.75%	12,925	128.68	to	127.83	1,656,092	2.01%	-1.76%	to	-1.86%
VIP Freedom Fund 2030 Portfolio - Service Class (FF30S)
2015	0.65%	to	0.75%	11,209	179.14	to	177.24	1,989,714	1.61%	-0.98%	to	-1.08%
2014	0.65%	to	0.75%	11,624	180.92	to	179.18	2,086,187	1.53%	4.18%	to	4.08%
2013	0.65%	to	0.75%	11,010	173.66	to	172.16	1,898,332	1.73%	20.71%	to	20.59%
2012	0.65%	to	0.75%	10,016	143.86	to	142.77	1,431,901	2.05%	14.73%	to	14.62%
2011	0.65%	to	0.75%	10,126	125.39	to	124.56	1,263,072	1.94%	-3.33%	to	-3.42%
VIP Growth Portfolio - Initial Class (FGP)
2015	0.60%	to	0.75%	161,952	5,457.84	to	527.73	126,549,684	0.26%	6.53%	to	6.37%
2014	0.60%	to	0.75%	177,709	5,123.12	to	496.11	129,569,961	0.18%	10.63%	to	10.47%
2013	0.60%	to	0.75%	196,502	4,630.78	to	449.11	127,990,257	0.29%	35.52%	to	35.32%
2012	0.60%	to	0.75%	216,881	3,417.03	to	331.89	104,283,398	0.58%	14.00%	to	13.83%
2011	0.60%	to	0.75%	250,347	2,997.36	to	291.57	104,313,560	0.35%	-0.40%	to	-0.54%
VIP Growth Portfolio - Service Class (FGS)
2015			0.75%	12,886			263.26	3,392,335	0.17%			6.25%
2014			0.75%	13,095			247.77	3,244,487	0.09%			10.36%
2013			0.75%	14,230			224.51	3,194,802	0.19%			35.19%
2012			0.75%	15,108			166.08	2,509,079	0.51%			13.69%
2011			0.75%	15,100			146.08	2,205,830	0.26%			-0.61%
VIP Investment Grade Bond Portfolio - Initial Class (FIGBP)
2015	0.60%	to	0.75%	64,649	2,881.13	to	278.90	23,712,782	2.49%	-1.19%	to	-1.34%
2014	0.60%	to	0.75%	71,593	2,915.83	to	282.69	26,575,127	2.09%	5.19%	to	5.04%
2013	0.60%	to	0.75%	81,346	2,771.84	to	269.13	28,391,507	2.20%	-2.37%	to	-2.51%
2012	0.60%	to	0.75%	87,058	2,838.98	to	276.06	32,793,519	2.20%	5.26%	to	5.11%
2011	0.60%	to	0.75%	98,957	2,697.03	to	262.65	35,128,999	3.12%	6.69%	to	6.53%
VIP Investment Grade Bond Portfolio - Service Class (FIGBS)
2015			0.75%	9,704			156.09	1,514,660	2.54%			-1.45%
2014			0.75%	9,697			158.38	1,535,800	2.17%			4.96%
2013			0.75%	9,786			150.89	1,476,602	2.28%			-2.62%
2012			0.75%	9,601			154.95	1,487,703	2.21%			4.98%
2011			0.75%	10,286			147.61	1,518,284	3.30%			6.41%
VIP Mid Cap Portfolio - Service Class (FMCS)
2015	0.60%	to	0.75%	22,396	3,979.33	to	390.44	10,690,094	0.39%	-2.09%	to	-2.24%
2014	0.60%	to	0.75%	24,912	4,064.23	to	399.37	12,189,645	0.16%	5.56%	to	5.40%
2013	0.60%	to	0.75%	26,881	3,850.12	to	378.90	12,669,390	0.41%	35.25%	to	35.05%
2012	0.60%	to	0.75%	30,197	2,846.70	to	280.57	10,529,612	0.50%	14.06%	to	13.89%
2011	0.60%	to	0.75%	34,398	2,495.74	to	246.35	10,749,483	0.14%	-11.25%	to	-11.38%
VIP Overseas Portfolio - Initial Class (FOP)
2015	0.60%	to	0.75%	84,065	2,574.80	to	249.25	30,029,665	1.66%	3.00%	to	2.85%
2014	0.60%	to	0.75%	20,601	2,499.69	to	242.34	11,108,826	1.25%	-8.63%	to	-8.76%
2013	0.60%	to	0.75%	24,534	2,735.69	to	265.62	14,010,407	1.35%	29.66%	to	29.46%
2012	0.60%	to	0.75%	28,954	2,109.95	to	205.17	12,275,875	1.90%	20.02%	to	19.84%
2011	0.60%	to	0.75%	34,059	1,758.05	to	171.21	11,820,452	1.29%	-17.66%	to	-17.78%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
VIP Overseas Portfolio - Service Class (FOS)
2015			0.75%	13,595			$234.04	$3,181,797	1.85%			2.72%
2014			0.75%	192			227.85	43,747	1.14%			-8.85%
2013			0.75%	234			249.96	58,492	1.26%			29.40%
2012			0.75%	275			193.17	53,121	1.79%			19.64%
2011			0.75%	328			161.46	52,959	1.16%			-17.85%
VIP Value Strategies Portfolio - Service Class (FVSS)
2015	0.60%	to	0.75%	6,296	3,018.36	to	296.15	2,272,177	1.02%	-3.63%	to	-3.78%
2014	0.60%	to	0.75%	6,731	3,132.20	to	307.79	2,508,378	0.97%	6.05%	to	5.90%
2013	0.60%	to	0.75%	6,902	2,953.40	to	290.65	2,369,544	0.82%	29.66%	to	29.47%
2012	0.60%	to	0.75%	7,354	2,277.72	to	224.49	1,940,867	0.45%	26.34%	to	26.15%
2011	0.60%	to	0.75%	7,881	1,802.86	to	177.96	1,942,007	0.83%	-9.39%	to	-9.53%
Rising Dividends Securities Fund - Class 1 (FTVRDI)
2015	0.60%	to	0.75%	17,973	2,559.04	to	251.09	5,926,552	1.67%	-3.99%	to	-4.14%
2014	0.60%	to	0.75%	20,963	2,665.49	to	261.92	6,987,810	1.52%	8.35%	to	8.19%
2013	0.60%	to	0.75%	24,591	2,459.99	to	242.09	7,305,705	1.74%	29.27%	to	29.08%
2012	0.60%	to	0.75%	28,081	1,902.93	to	187.55	6,413,833	1.77%	11.50%	to	11.34%
2011	0.60%	to	0.75%	31,764	1,706.62	to	168.46	6,407,217	1.62%	5.66%	to	5.50%
Small Cap Value Securities Fund - Class 1 (FTVSVI)
2015	0.60%	to	0.75%	13,478	3,144.86	to	308.57	4,723,989	0.90%	-7.74%	to	-7.88%
2014	0.60%	to	0.75%	15,018	3,408.66	to	334.95	5,713,575	0.85%	0.28%	to	0.13%
2013	0.60%	to	0.75%	16,434	3,399.16	to	334.52	6,373,319	1.48%	35.69%	to	35.49%
2012	0.60%	to	0.75%	18,139	2,505.12	to	246.90	5,243,841	1.03%	18.04%	to	17.86%
2011	0.60%	to	0.75%	21,059	2,122.26	to	209.49	5,154,083	0.89%	-4.10%	to	-4.25%
Templeton Developing Markets Securities Fund - Class 2 (FTVDM2)
2015	0.65%	to	0.75%	15,482	74.99	to	74.86	1,159,767	2.07%	-20.12%	to	-20.20%
2014	0.65%	to	0.75%	16,950	93.88	to	93.82	1,590,604	-1.50%	-6.12%	to	-6.18%	****
Templeton Foreign Securities Fund - Class 1 (TIF)
2015	0.60%	to	0.75%	1,954	2,219.16	to	217.74	1,139,161	3.48%	-6.87%	to	-7.01%
2014	0.60%	to	0.75%	2,192	2,382.82	to	234.15	1,388,927	2.11%	-11.42%	to	-11.55%
2013	0.60%	to	0.75%	1,920	2,690.01	to	264.73	1,596,456	2.50%	22.54%	to	22.35%
2012	0.60%	to	0.75%	1,971	2,195.28	to	216.37	1,183,652	3.28%	17.89%	to	17.71%
2011	0.60%	to	0.75%	2,155	1,862.22	to	183.82	1,157,642	1.91%	-10.98%	to	-11.11%
Templeton Global Bond Securities Fund - Class 2 (FTVGI2)
2015	0.65%	to	0.75%	16,650	95.47	to	95.31	1,588,355	7.68%	-4.92%	to	-5.02%
2014	0.65%	to	0.75%	19,188	100.42	to	100.35	1,926,149	-5.23%	0.42%	to	0.35%	****
VIP Founding Funds Allocation Fund - Class 2 (FTVFA2)
2015			0.75%	276			122.34	33,767	2.66%			-6.91%
2014			0.75%	236			131.43	31,018	3.36%			2.08%
2013			0.75%	506			128.75	65,149	13.06%			22.85%
2012			0.75%	294			104.81	30,814	2.77%			14.47%
2011			0.75%	323			91.56	29,574	0.02%			-2.28%
Short Duration Bond Portfolio - I Class Shares (AMTB)
2015	0.60%	to	0.75%	30,470	1,790.47	to	173.32	7,465,305	1.45%	-0.42%	to	-0.56%
2014	0.60%	to	0.75%	34,028	1,797.94	to	174.31	8,361,845	1.70%	0.01%	to	-0.14%
2013	0.60%	to	0.75%	35,948	1,797.79	to	174.55	8,865,858	2.16%	0.01%	to	-0.13%
2012	0.60%	to	0.75%	35,997	1,797.53	to	174.79	8,750,469	2.97%	3.98%	to	3.82%
2011	0.60%	to	0.75%	38,233	1,728.76	to	168.36	8,751,306	3.63%	-0.31%	to	-0.46%
International Portfolio - S Class Shares (AMINS)
2013			0.75%	18			150.96	2,717	1.44%			16.95%
2012			0.75%	17			129.07	2,194	0.81%			17.59%
2011			0.75%	17			109.76	1,866	6.63%			-12.99%
Mid-Cap Growth Portfolio - I Class Shares (AMCG)
2015	0.60%	to	0.75%	196	3,341.83	to	327.89	202,580	0.00%	0.67%	to	0.52%
2014	0.60%	to	0.75%	179	3,319.61	to	326.20	229,015	0.00%	6.94%	to	6.78%
2013	0.60%	to	0.75%	545	3,104.25	to	305.50	303,634	0.00%	31.82%	to	31.62%
2012	0.60%	to	0.75%	565	2,354.92	to	232.10	252,139	0.00%	11.74%	to	11.57%
2011	0.60%	to	0.75%	610	2,107.51	to	208.03	298,059	0.00%	-0.13%	to	-0.28%
Mid-Cap Growth Portfolio - S Class Shares (AMMCGS)
2015	0.60%	to	0.75%	5,007	959.08	to	95.89	565,579	0.00%	-4.09%	to	-4.11%	****
Advisers Management Trust: Large Cap Value Portfolio - Class I (AMTP)
2015	0.60%	to	0.75%	2,301	1,763.41	to	171.73	2,593,260	0.76%	-12.33%	to	-12.46%
2014	0.60%	to	0.75%	2,406	2,011.47	to	196.18	3,193,130	0.70%	9.20%	to	9.03%
2013	0.60%	to	0.75%	3,218	1,842.09	to	179.93	3,359,651	1.19%	30.35%	to	30.16%
2012	0.60%	to	0.75%	3,452	1,413.16	to	138.24	2,784,832	0.42%	15.90%	to	15.73%
2011	0.60%	to	0.75%	4,031	1,219.30	to	119.45	2,747,237	0.00%	-11.89%	to	-12.02%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
Socially Responsive Portfolio - I Class Shares (AMSRS)
2015	0.60%	to	0.75%	2,100	$2,700.99	to	$265.02	$749,653	0.56%	-1.06%	to	-1.21%
2014	0.60%	to	0.75%	2,232	2,729.90	to	268.25	813,207	0.38%	9.72%	to	9.56%
2013	0.60%	to	0.75%	2,349	2,488.03	to	244.85	782,015	0.70%	36.78%	to	36.58%
2012	0.60%	to	0.75%	2,447	1,819.00	to	179.28	604,430	0.23%	10.31%	to	10.15%
2011	0.60%	to	0.75%	2,722	1,648.93	to	162.76	603,394	0.33%	-3.66%	to	-3.80%
Global Securities Fund/VA - Non-Service Shares (OVGS)
2015	0.60%	to	0.75%	39,023	2,562.25	to	251.02	10,512,968	1.31%	3.32%	to	3.17%
2014	0.60%	to	0.75%	42,745	2,479.86	to	243.32	11,115,715	1.51%	1.68%	to	1.53%
2013	0.60%	to	0.75%	2,406	2,438.88	to	239.66	1,141,093	1.39%	26.55%	to	26.36%
2012	0.60%	to	0.75%	2,710	1,927.28	to	189.67	1,145,985	2.04%	20.54%	to	20.36%
2011	0.60%	to	0.75%	3,181	1,598.90	to	157.59	1,179,597	1.36%	-8.84%	to	-8.97%
Main Street Fund(R)/VA - Non-Service Shares (OVGI)
2015	0.60%	to	0.75%	17,033	2,154.56	to	211.08	3,815,710	0.82%	2.71%	to	2.56%
2014	0.60%	to	0.75%	11,667	2,097.71	to	205.82	2,624,144	0.81%	10.04%	to	9.88%
2013	0.60%	to	0.75%	12,146	1,906.30	to	187.32	2,488,123	1.10%	30.99%	to	30.79%
2012	0.60%	to	0.75%	13,720	1,455.36	to	143.22	2,128,724	0.94%	16.17%	to	16.00%
2011	0.60%	to	0.75%	15,102	1,252.78	to	123.47	2,135,618	0.85%	-0.61%	to	-0.76%
Main Street Small- & Mid-Cap Fund(R)/VA - Non-Service Shares (OVSC)
2015	0.60%	to	0.75%	3,100	3,458.06	to	339.30	1,161,152	0.84%	-6.46%	to	-6.60%
2014	0.60%	to	0.75%	3,566	3,696.96	to	363.28	1,489,317	0.87%	11.26%	to	11.10%
2013	0.60%	to	0.75%	3,875	3,322.69	to	326.99	1,390,815	0.93%	40.17%	to	39.96%
2012	0.60%	to	0.75%	4,172	2,370.44	to	233.63	1,094,143	0.58%	17.28%	to	17.10%
2011	0.60%	to	0.75%	5,011	2,021.18	to	199.51	1,109,162	0.65%	-2.80%	to	-2.94%
Global Strategic Income Fund/VA: Non-service Shares (OVSB)
2015	0.60%	to	0.75%	4,481	1,002.52	to	99.77	492,523	5.86%	-2.85%	to	-2.99%
2014	0.60%	to	0.75%	4,241	1,031.88	to	102.85	485,673	4.01%	2.22%	to	2.07%
2013	0.60%	to	0.75%	5,045	1,009.43	to	100.76	554,909	4.96%	-0.73%	to	-0.88%
2012	0.60%	to	0.75%	4,550	1,016.85	to	101.66	494,602	0.00%	1.69%	to	1.66%	****
Foreign Bond Portfolio (Unhedged) - Administrative Class (PMVFBA)
2015			0.75%	1,064			114.05	121,350	1.47%			-7.78%
2014			0.75%	1,585			123.67	196,019	2.09%			-0.35%
2013			0.75%	1,694			124.11	210,238	1.79%			-7.17%
2012			0.75%	1,736			133.70	232,104	5.31%			4.71%
2011			0.75%	1,762			127.69	224,990	2.00%			7.71%
Low Duration Portfolio - Administrative Class (PMVLDA)
2015			0.75%	2,303			119.60	275,431	3.23%			-0.44%
2014			0.75%	3,142			120.13	377,446	1.12%			0.09%
2013			0.75%	4,193			120.02	503,237	1.45%			-0.88%
2012			0.75%	4,773			121.09	577,942	1.93%			5.06%
2011			0.75%	4,870			115.25	561,283	1.67%			0.35%
Total Return Portfolio - Administrative Class (PMVTRA)
2015	0.60%	to	0.75%	4,391	1,105.98	to	109.82	792,645	4.79%	-0.17%	to	-0.32%
2014	0.60%	to	0.75%	4,885	1,107.83	to	110.17	980,569	2.17%	3.65%	to	3.49%
2013	0.60%	to	0.75%	5,114	1,068.87	to	106.46	1,039,886	2.20%	-2.54%	to	-2.69%
2012	0.60%	to	0.75%	6,311	1,096.77	to	109.40	1,252,931	2.64%	8.94%	to	8.78%
2011	0.65%	to	0.75%	1,842	100.64	to	100.57	185,260	2.00%	0.64%	to	0.57%	****
VT Growth & Income Fund: Class IB (PVGIB)
2015	0.60%	to	0.75%	1,485	2,106.70	to	206.70	312,052	1.89%	-8.08%	to	-8.22%
2014	0.60%	to	0.75%	1,605	2,291.90	to	225.21	369,116	1.15%	10.07%	to	9.91%
2013	0.60%	to	0.75%	1,319	2,082.21	to	204.92	276,203	1.66%	34.87%	to	34.66%
2012	0.60%	to	0.75%	1,456	1,543.91	to	152.17	227,520	1.67%	18.42%	to	18.24%
2011	0.60%	to	0.75%	1,497	1,303.73	to	128.69	197,650	1.37%	-5.21%	to	-5.35%
VT International Equity Fund: Class IB (PVTIGB)
2015	0.60%	to	0.75%	172	1,991.80	to	195.43	71,589	1.81%	-0.46%	to	-0.61%
2014	0.60%	to	0.75%	183	2,000.97	to	196.63	75,922	0.92%	-7.34%	to	-7.47%
2013	0.60%	to	0.75%	200	2,159.37	to	212.51	85,585	1.81%	27.30%	to	27.11%
2012	0.60%	to	0.75%	349	1,696.22	to	167.18	278,885	1.83%	21.19%	to	21.00%
2011	0.60%	to	0.75%	274	1,399.70	to	138.16	69,543	3.28%	-17.43%	to	-17.55%
VT Voyager Fund: Class IB (PVTVB)
2015	0.60%	to	0.75%	1,427	2,350.24	to	230.60	402,544	1.18%	-6.67%	to	-6.81%
2014	0.60%	to	0.75%	1,835	2,518.32	to	247.46	535,231	0.70%	9.06%	to	8.90%
2013	0.60%	to	0.75%	2,616	2,309.01	to	227.24	935,631	0.75%	42.87%	to	42.65%
2012	0.60%	to	0.75%	3,332	1,616.21	to	159.29	725,332	0.34%	13.54%	to	13.37%
2011	0.60%	to	0.75%	3,887	1,423.43	to	140.50	733,055	0.00%	-18.34%	to	-18.46%
VI American Franchise Fund - Series I Shares (ACEG)
2015	0.60%	to	0.75%	1,624	1,521.89	to	151.35	272,084	0.00%	4.38%	to	4.22%
2014	0.60%	to	0.75%	1,798	1,458.04	to	145.22	287,427	0.04%	7.79%	to	7.63%
2013	0.60%	to	0.75%	1,685	1,352.66	to	134.93	252,871	0.42%	39.30%	to	39.09%
2012	0.60%	to	0.75%	2,435	971.05	to	97.01	258,093	0.00%	-2.89%	to	-2.99%	****

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
VI Value Opportunities Fund - Series I Shares (AVBVI)
2015	0.60%	to	0.75%	194	$1,826.87	to	$179.25	$178,297	2.82%	-10.94%	to	-11.07%
2014	0.60%	to	0.75%	88	2,051.30	to	201.57	174,763	1.44%	5.98%	to	5.82%
2013	0.60%	to	0.75%	87	1,935.53	to	190.48	163,156	1.45%	32.95%	to	32.76%
2012	0.60%	to	0.75%	123	1,455.78	to	143.48	171,330	1.54%	17.00%	to	16.82%
2011	0.60%	to	0.75%	178	1,244.28	to	122.82	154,194	0.91%	-3.63%	to	-3.77%
Health Sciences Portfolio - II (TRHS2)
2015	0.65%	to	0.75%	8,786	329.32	to	327.46	2,886,811	0.00%	11.74%	to	11.63%
2014	0.65%	to	0.75%	5,939	294.71	to	293.34	1,747,073	0.00%	30.37%	to	30.24%
2013	0.65%	to	0.75%	4,669	226.05	to	225.23	1,053,813	0.00%	49.54%	to	49.39%
2012	0.65%	to	0.75%	2,837	151.17	to	150.77	428,264	0.00%	30.15%	to	30.02%
2011	0.65%	to	0.75%	2,487	116.15	to	115.96	288,865	0.00%	9.67%	to	9.56%
VIP Trust - Unconstrained Emerging Markets Bond Fund - Initial Class (VWBF)
2015	0.60%	to	0.75%	12,101	2,119.39	to	205.16	3,821,264	6.87%	-13.61%	to	-13.74%
2014	0.60%	to	0.75%	13,872	2,453.20	to	237.83	5,095,906	5.20%	1.57%	to	1.42%
2013	0.60%	to	0.75%	15,275	2,415.21	to	234.50	5,773,885	2.35%	-9.71%	to	-9.85%
2012	0.60%	to	0.75%	16,797	2,675.00	to	260.12	7,188,903	1.14%	4.92%	to	4.76%
2011	0.60%	to	0.75%	5,692	2,549.64	to	248.30	3,122,901	8.07%	7.49%	to	7.33%
VIP Trust Emerging Markets Fund - Initial Class (VWEM)
2015	0.60%	to	0.75%	42,148	2,852.55	to	276.96	17,670,341	0.55%	-14.51%	to	-14.63%
2014	0.60%	to	0.75%	44,943	3,336.58	to	324.44	22,191,119	0.52%	-1.01%	to	-1.16%
2013	0.60%	to	0.75%	49,935	3,370.63	to	328.25	24,844,261	1.54%	11.35%	to	11.18%
2012	0.60%	to	0.75%	54,894	3,027.06	to	295.23	24,594,686	0.00%	29.03%	to	28.84%
2011	0.60%	to	0.75%	24,664	2,346.01	to	229.15	10,687,721	1.09%	-26.18%	to	-26.29%
VIP Trust Global Hard Assets Fund - Initial Class (VWHA)
2015	0.60%	to	0.75%	14,384	2,597.25	to	251.42	5,475,675	0.03%	-33.84%	to	-33.94%
2014	0.60%	to	0.75%	15,713	3,926.00	to	380.61	9,164,631	0.09%	-19.59%	to	-19.71%
2013	0.60%	to	0.75%	18,454	4,882.31	to	474.04	13,429,427	0.72%	9.87%	to	9.71%
2012	0.60%	to	0.75%	21,830	4,443.60	to	432.09	14,876,388	0.77%	2.77%	to	2.61%
2011	0.60%	to	0.75%	5,489	4,323.98	to	421.09	5,698,184	1.23%	-16.95%	to	-17.07%
Variable Insurance Fund - Equity Income Portfolio (VVEI)
2015			0.95%	10,788			266.31	2,872,976	2.95%			-0.10%
2014			0.95%	12,593			266.59	3,357,109	2.29%			10.35%
2013			0.95%	11,279			241.57	2,724,702	2.38%			28.82%
2012			0.95%	11,391			187.53	2,136,187	2.35%			12.33%
2011			0.95%	11,192			166.95	1,868,552	2.30%			9.23%
Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
2015			0.95%	7,669			199.33	1,528,645	4.92%			-2.51%
2014			0.95%	7,529			204.46	1,539,356	5.05%			3.42%
2013			0.95%	7,587			197.70	1,499,948	5.08%			3.36%
2012			0.95%	7,044			191.27	1,347,324	5.31%			13.21%
2011			0.95%	7,317			168.95	1,236,200	7.27%			5.93%
Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
2015			0.95%	15,345			333.68	5,120,259	1.19%			-2.37%
2014			0.95%	15,447			341.77	5,279,253	0.93%			12.52%
2013			0.95%	16,254			303.74	4,936,969	1.06%			33.65%
2012			0.95%	16,798			227.26	3,817,486	1.12%			14.72%
2011			0.95%	16,665			198.10	3,301,349	1.00%			-2.96%
Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
2015			0.95%	9,218			152.31	1,403,979	2.24%			-0.61%
2014			0.95%	9,123			153.25	1,398,107	2.43%			4.89%
2013			0.95%	9,053			146.11	1,322,691	2.48%			-3.21%
2012			0.95%	8,223			150.96	1,241,309	2.67%			3.04%
2011			0.95%	7,895			146.50	1,156,652	3.33%			6.64%
Variable Insurance Portfolios - Asset Strategy (WRASP)
2015			0.75%	1,822			148.62	270,790	0.35%			-9.03%
2014			0.75%	1,849			163.38	302,085	0.47%			-5.97%
2013			0.75%	2,170			173.76	377,049	1.34%			24.20%
2012			0.75%	2,356			139.90	329,612	1.23%			18.28%
2011			0.75%	2,529			118.28	299,125	1.17%			-7.90%
Advantage VT Discovery Fund (SVDF)
2015	0.60%	to	0.75%	4,903	1,448.08	to	141.44	1,227,904	0.00%	-2.05%	to	-2.20%
2014	0.60%	to	0.75%	4,867	1,478.42	to	144.62	1,428,128	0.00%	-0.25%	to	-0.40%
2013	0.60%	to	0.75%	4,876	1,482.06	to	145.20	1,515,294	0.01%	42.94%	to	42.73%
2012	0.60%	to	0.75%	5,359	1,036.83	to	101.73	1,206,290	0.00%	17.03%	to	16.85%
2011	0.60%	to	0.75%	5,045	885.96	to	87.06	1,085,431	0.00%	-0.18%	to	-0.33%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
Advantage VT Opportunity Fund - Class 2 (SVOF)
2015	0.60%	to	0.75%	440	$2,237.75	to	$218.57	$409,364	0.13%	-3.66%	to	-3.81%
2014	0.60%	to	0.75%	515	2,322.86	to	227.23	466,994	0.06%	9.76%	to	9.60%
2013	0.60%	to	0.75%	563	2,116.25	to	207.33	464,362	0.20%	29.90%	to	29.70%
2012	0.60%	to	0.75%	760	1,629.18	to	159.85	430,213	0.10%	14.83%	to	14.66%
2011	0.60%	to	0.75%	1,059	1,418.78	to	139.42	443,324	0.14%	-6.08%	to	-6.22%
Advantage VT Small Cap Growth Fund - Class 2 (WFVSCG)
2015			0.75%	686			234.55	160,900	0.00%			-3.61%
2014			0.75%	592			243.33	144,050	0.00%			-2.61%
2013			0.75%	727			249.85	181,641	0.00%			49.11%
2012			0.75%	825			167.56	138,240	0.00%			7.06%
2011			0.75%	654			156.51	102,357	0.00%			-5.31%
Global Securities Fund/VA - Class 3 (obsolete) (OVGS3)
2013	0.65%	to	0.75%	48,475	214.97	to	212.90	10,338,914	1.36%	26.51%	to	26.39%
2012	0.65%	to	0.75%	51,652	169.92	to	168.46	8,716,023	2.11%	20.44%	to	20.32%
2011	0.65%	to	0.75%	54,728	141.08	to	140.01	7,674,076	1.25%	-8.86%	to	-8.95%
Janus Aspen Series - Global Technology Portfolio - Service II Shares (obsolete) (JAGTS2)
2011	0.65%	to	0.75%	4,554	147.46	to	146.33	668,411	0.00%	-9.40%	to	-9.49%
Janus Aspen Series - Overseas Portfolio - Service II Shares (obsolete) (JAIGS2)
2011	0.65%	to	0.75%	27,919	196.42	to	194.93	5,465,606	0.37%	-32.77%	to	-32.84%
Templeton Developing Markets Securities Fund - Class 3 (obsolete) (FTVDM3)
2013	0.65%	to	0.75%	10,439	180.72	to	179.16	1,876,328	1.80%	-1.61%	to	-1.71%
2012	0.65%	to	0.75%	12,320	183.69	to	182.29	2,254,464	1.42%	12.42%	to	12.31%
2011	0.65%	to	0.75%	13,552	163.39	to	162.31	2,206,891	0.97%	-16.40%	to	-16.49%
Templeton Global Bond Securities Fund - Class 3 (obsolete) (FTVGI3)
2013	0.65%	to	0.75%	13,746	195.67	to	193.98	2,675,560	4.78%	0.98%	to	0.88%
2012	0.65%	to	0.75%	14,340	193.78	to	192.30	2,766,107	6.21%	14.31%	to	14.20%
2011	0.65%	to	0.75%	14,830	169.51	to	168.39	2,503,594	5.53%	-1.47%	to	-1.57%
Investors Growth Stock Series - Initial Class (obsolete) (MIGIC)
2014	0.60%	to	0.75%	3,375	2,501.78	to	245.84	1,118,050	0.53%	10.79%	to	10.62%
2013	0.60%	to	0.75%	3,336	2,258.21	to	222.24	1,010,629	0.62%	29.51%	to	29.32%
2012	0.60%	to	0.75%	3,325	1,743.63	to	171.85	749,217	0.43%	16.27%	to	16.10%
2011	0.60%	to	0.75%	3,814	1,499.62	to	148.03	760,341	0.58%	-0.02%	to	-0.17%
VIP High Income Portfolio - Initial Class R (obsolete) (FHIPR)
2014	0.65%	to	0.75%	33,559	147.60	to	146.47	4,936,446	5.62%	0.52%	to	0.42%
2013	0.65%	to	0.75%	35,737	146.83	to	145.86	5,231,796	5.84%	5.28%	to	5.18%
2012	0.65%	to	0.75%	35,561	139.47	to	138.68	4,947,153	5.82%	13.56%	to	13.44%
2011	0.65%	to	0.75%	34,624	122.82	to	122.24	4,243,592	6.60%	3.37%	to	3.27%
Federated NVIT High Income Bond Fund - Class III (obsolete) (HIBF3)
2013	0.65%	to	0.75%	8,986	172.06	to	170.58	1,538,147	5.82%	6.24%	to	6.14%
2012	0.65%	to	0.75%	11,845	161.95	to	160.71	1,910,949	8.66%	13.96%	to	13.85%
2011	0.65%	to	0.75%	11,223	142.10	to	141.16	1,589,889	8.36%	3.14%	to	3.03%
NVIT Emerging Markets Fund - Class III (obsolete) (GEM3)
2013	0.60%	to	0.75%	13,892	747.75	to	213.96	3,098,961	1.15%	0.15%	to	0.00%
2012	0.60%	to	0.75%	14,607	746.63	to	213.96	3,248,997	0.49%	16.53%	to	16.36%
2011	0.60%	to	0.75%	15,812	640.71	to	183.88	3,021,577	0.68%	-22.86%	to	-22.97%
NVIT International Equity Fund - Class III (obsolete) (GIG3)
2013			0.75%	966			112.91	109,068	0.55%			16.93%
2012			0.75%	1,069			96.56	103,219	0.93%			14.71%
2011			0.75%	942			84.17	79,291	0.84%			-15.83%	****
VIP Overseas Portfolio - Initial Class R (obsolete) (FOPR)
2014	0.60%	to	0.75%	105,266	1,664.79	to	163.84	20,499,435	1.30%	-8.65%	to	-8.78%
2013	0.60%	to	0.75%	110,788	1,822.36	to	179.61	23,651,848	1.38%	29.67%	to	29.48%
2012	0.60%	to	0.75%	121,485	1,405.38	to	138.72	20,255,400	1.97%	19.99%	to	19.81%
2011	0.60%	to	0.75%	132,941	1,171.26	to	115.79	18,476,259	1.36%	-17.64%	to	-17.76%
VIP Overseas Portfolio - Service Class R (obsolete) (FOSR)
2014			0.75%	18,885			162.14	3,062,099	1.27%			-8.86%
2013			0.75%	18,085			177.91	3,217,547	1.33%			29.33%
2012			0.75%	18,258			137.57	2,511,689	1.94%			19.77%
2011			0.75%	18,487			114.86	2,123,467	1.33%			-17.92%
V.I. Capital Appreciation Fund - Series I (obsolete) (AVCA)
2011	0.60%	to	0.75%	2,077	1,203.93	to	118.84	265,877	0.16%	-8.46%	to	-8.60%
V.I. Capital Development Fund - Series I (obsolete) (AVCDI)
2011	0.60%	to	0.75%	6,796	1,679.41	to	165.77	1,194,915	0.00%	-7.71%	to	-7.85%
VIP Trust - Global Bond Fund - Class R1 (obsolete) (VWBFR)
2011	0.60%	to	0.75%	20,576	1,541.64	to	152.40	4,737,197	7.71%	7.49%	to	7.33%
VIP Trust - Emerging Markets Fund - Class R1 (obsolete) (VWEMR)
2011	0.60%	to	0.75%	39,908	2,180.00	to	215.51	10,827,660	1.06%	-26.20%	to	-26.31%
VIP Trust - Global Hard Assets Fund - Class R1 (obsolete) (VWHAR)
2011	0.60%	to	0.75%	26,115	3,027.95	to	299.34	10,680,333	1.19%	-16.90%	to	-17.02%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT-1 NOTES TO FINANCIAL STATEMENTS December 31, 2015

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***			Inception Date****
NVIT Multi-Manager International Growth Fund - Class III (obsolete) (NVMIG3)
2013	0.65%	to	0.75%	14,305	$117.27	to	$116.60	$1,671,671	1.23%	20.56%	to	20.44%
2012	0.65%	to	0.75%	15,670	97.27	to	96.82	1,520,326	0.58%	15.03%	to	14.91%
2011	0.65%	to	0.75%	18,179	84.56	to	84.25	1,534,049	1.31%	-9.95%	to	-10.04%
NVIT Multi-Manager International Value Fund - Class III (obsolete) (GVDIV3)
2013	0.60%	to	0.75%	96,918	1,370.49	to	135.08	16,825,777	2.29%	20.70%	to	20.51%
2012	0.60%	to	0.75%	102,107	1,135.49	to	112.08	14,578,313	0.39%	16.53%	to	16.36%
2011	0.60%	to	0.75%	114,511	974.40	to	96.33	13,652,833	1.83%	-16.61%	to	-16.74%
High Income Fund/VA - Class 3 (obsolete) (OVHI3)
2011	0.65%	to	0.75%	12,162	28.22	to	28.09	342,112	8.77%	-2.51%	to	-2.61%
High Income Fund/VA - Non-Service Shares (obsolete) (OVHI)
2011	0.60%	to	0.75%	1,404	387.71	to	38.27	95,377	12.44%	-2.92%	to	-3.07%
VP Vista(SM) Fund - Class I (obsolete) (ACVVS1)
2013			0.75%	1			176.85	177	0.00%			29.20%
2012			0.75%	1			136.88	137	0.00%			14.75%
2011			0.75%	1			119.28	119	0.00%			-8.58%
Small-Cap Growth Portfolio - S Class Shares (obsolete) (AMFAS)
2014	0.60%	to	0.75%	2,344	2,067.10	to	203.12	576,655	0.00%	2.85%	to	2.70%
2013	0.60%	to	0.75%	2,351	2,009.78	to	197.79	551,794	0.00%	44.96%	to	44.74%
2012	0.60%	to	0.75%	2,512	1,386.42	to	136.65	394,392	0.00%	8.17%	to	8.01%
2011	0.60%	to	0.75%	2,826	1,281.72	to	126.52	468,203	0.00%	-1.65%	to	-1.80%
2015	Contract owners equity:							$1,139,725,754
2014	Contract owners equity:							$1,244,185,302
2013	Contract owners equity:							$1,278,124,928
2012	Contract owners equity:							$1,121,931,017
2011	Contract owners equity:							$1,102,530,041
*	This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.
****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

KPMG LLP
Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2015. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying table of contents. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Columbus, Ohio

February 23, 2016

1

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Operations

	Year ended December 31,
(in millions)	2015	2014	2013
Revenues
Policy charges	$2,216	$2,065	$1,849
Premiums	786	831	724
Net investment income	1,982	1,900	1,849
Net realized investment gains (losses), including other-than-temporary impairment losses	82	(1,078)	678
Other revenues	14	11	17

Total revenues	$5,080	$3,729	$5,117

Benefits and expenses
Interest credited to policyholder account values	$1,078	$1,096	$1,067
Benefits and claims	1,662	1,502	1,354
Amortization of deferred policy acquisition costs	68	207	374
Other expenses, net of deferrals	1,044	1,055	981

Total benefits and expenses	$3,852	$3,860	$3,776

Income (loss) before federal income taxes and noncontrolling interests	$1,228	$(131)	$1,341
Federal income tax expense (benefit)	293	(147)	313

Net income	$935	$16	$1,028
Noncontrolling interest adjustment for consolidated net expenses, net of tax	96	94	82

Net income attributable to Nationwide Life Insurance Company	$1,031	$110	$1,110

See accompanying notes to consolidated financial statements.

2

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Comprehensive Income

	Year ended December 31,
(in millions)	2015	2014	2013
Net income	$935	$16	$1,028

Other comprehensive (loss) income, net of tax
Changes in:
Net unrealized (losses) gains on available-for-sale securities	$(720)	$435	$(663)
Other	43	27	(7)

Total other comprehensive (loss) income, net of tax	$(677)	$462	$(670)

Total comprehensive income	$258	$478	$358
Noncontrolling interest adjustment for consolidated net expenses, net of tax	96	94	82

Total comprehensive income attributable to Nationwide Life Insurance Company	$354	$572	$440

See accompanying notes to consolidated financial statements.

3

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Balance Sheets

	December 31,
(in millions, except for share and per share amounts)	2015	2014
Assets
Investments:
Fixed maturity securities, available-for-sale	$37,570	$35,418
Mortgage loans, net of allowance	8,396	7,270
Policy loans	993	992
Short-term investments	766	935
Other investments	943	822

Total investments	$48,668	$45,437
Cash and cash equivalents	67	77
Accrued investment income	477	670
Deferred policy acquisition costs	5,200	4,063
Goodwill	200	200
Other assets	2,328	5,001
Separate account assets	87,238	88,076

Total assets	$144,178	$143,524

Liabilities and equity
Liabilities
Future policy benefits and claims	$45,397	$40,730
Short-term debt	400	660
Long-term debt	707	709
Other liabilities	2,042	5,313
Separate account liabilities	87,238	88,076

Total liabilities	$135,784	$135,488

Shareholder’s equity
Common stock ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Additional paid-in capital	1,718	1,718
Retained earnings	5,661	4,630
Accumulated other comprehensive income	367	1,044

Total shareholder’s equity	$7,750	$7,396
Noncontrolling interests	644	640

Total equity	$8,394	$8,036

Total liabilities and equity	$144,178	$143,524

See accompanying notes to consolidated financial statements.

4

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Equity

(in millions)	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total shareholder’s equity	Non- controlling interest	Total equity
Balance as of December 31, 2012	$4	$1,718	$3,410	$1,252	$6,384	$347	$6,731
Comprehensive income (loss):
Net income (loss)	$—	$—	$1,110	$—	$1,110	$(82)	$1,028
Other comprehensive income	—	—	—	(670)	(670)	—	(670)

Total comprehensive income (loss)	$—	$—	$1,110	$(670)	$440	$(82)	$358
Change in noncontrolling interest	—	—	—	—	—	415	415

Balance as of December 31, 2013	$4	$1,718	$4,520	$582	$6,824	$680	$7,504

Comprehensive income (loss):
Net income (loss)	$—	$—	$110	$—	$110	$(94)	$16
Other comprehensive loss	—	—	—	462	462	—	462

Total comprehensive income (loss)	$—	$—	$110	$462	$572	$(94)	$478
Change in noncontrolling interest	—	—	—	—	—	54	54

Balance as of December 31, 2014	$4	$1,718	$4,630	$1,044	$7,396	$640	$8,036

Comprehensive income (loss):
Net income (loss)	$—	$—	$1,031	$—	$1,031	$(96)	$935
Other comprehensive loss	—	—	—	(677)	(677)	—	(677)

Total comprehensive income (loss)	$—	$—	$1,031	$(677)	$354	$(96)	$258
Change in noncontrolling interest	—	—	—	—	—	100	100

Balance as of December 31, 2015	$4	$1,718	$5,661	$367	$7,750	$644	$8,394

See accompanying notes to consolidated financial statements.

5

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Cash Flows

	Year ended December 31,
(in millions)	2015	2014	2013
Cash flows from operating activities
Net income	$935	$16	$1,028
Adjustments to net income:
Net realized investment (gains) losses, including other-than-temporary impairment losses	(82)	1,078	(678)
Interest credited to policyholder account values	1,078	1,096	1,067
Capitalization of deferred policy acquisition costs	(870)	(685)	(604)
Amortization of deferred policy acquisition costs	68	207	374
Amortization and depreciation	107	128	77
Deferred tax expense (benefit)	217	(152)	346
Changes in:
Policy liabilities	(249)	(421)	(475)
Derivatives, net	(141)	(181)	(483)
Other, net	(280)	(59)	88

Net cash provided by operating activities	$783	$1,027	$740

Cash flows from investing activities
Proceeds from maturities of available-for-sale securities	$2,828	$2,798	$3,689
Proceeds from sales of available-for-sale securities	466	647	1,091
Purchases of available-for-sale securities	(7,106)	(5,640)	(6,842)
Proceeds from repayments and sales of mortgage loans	1,027	920	1,091
Issuances of mortgage loans	(2,155)	(1,837)	(1,593)
Net sales (purchases) of short-term investments	169	(524)	654
Collateral received (paid), net	48	399	(637)
Other, net	(136)	(94)	42

Net cash used in investing activities	$(4,859)	$(3,331)	$(2,505)

Cash flows from financing activities
Net change in short-term debt	$(260)	$382	$(22)
Proceeds from issuance of long-term debt	—	—	2
Repayments of long-term debt	(2)	—	(299)
Investment and universal life insurance product deposits	8,224	6,037	6,139
Investment and universal life insurance product withdrawals	(3,884)	(4,095)	(4,034)
Other, net	(12)	(4)	(22)

Net cash provided by financing activities	$4,066	$2,320	$1,764

Net (decrease) increase in cash and cash equivalents	$(10)	$16	$(1)
Cash and cash equivalents at beginning of year	77	61	62

Cash and cash equivalents at end of year	$67	$77	$61

See accompanying notes to consolidated financial statements.

6

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC,” or collectively with its subsidiaries, “the Company”) was incorporated in 1929 and is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation (“Nationwide Corp.”), a majority-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include fixed and variable individual annuities, private and public sector group retirement plans, life insurance, investment advisory services, banking products and services, mutual funds and other investment products.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouse and regional firms, pension plan administrators and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. (“NRS”) and Nationwide Financial Network (“NFN”) producers, which includes the agency distribution force of the Company’s ultimate parent company, NMIC.

Wholly-owned subsidiaries of NLIC as of December 31, 2015 include Nationwide Life and Annuity Insurance Company (“NLAIC”), Nationwide Investment Services Corporation (“NISC”), Nationwide Investment Advisor (“NIA”) and Eagle Captive Reinsurance, LLC (“Eagle”). NLAIC primarily offers universal life insurance, variable universal life insurance, term life insurance, corporate-owned life insurance (“COLI”) and individual annuity contracts on a non-participating basis. NISC is a registered broker-dealer. NIA is a registered investment advisor.

Eagle is an Ohio domiciled special purpose financial captive insurance company, and a member of the Nationwide group of companies, which is comprised of NMIC and all of its subsidiaries and affiliates. Eagle is a wholly-owned subsidiary of NLIC. Eagle commenced operations effective October 1, 2015, following surplus contributions of $50 million by NLIC for the purpose of assuming net of third party reinsurance, 100% of NLIC’s liability with respect to specified guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) provided under substantially all of the variable annuity contracts issued and to be issued by NLIC. The base annuity contracts and any non-reinsured risks will be retained by NLIC.

As of December 31, 2015 and 2014, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact on the Company’s financial position.

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. The consolidated financial statements include majority-owned subsidiaries and consolidated variable interest entities (“VIEs”). All intercompany accounts and transactions have been eliminated.

Use of Estimates

The Company’s consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in accordance with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates include the balance and amortization of deferred policy acquisition costs (“DAC”), legal and regulatory reserves, certain investment and derivative valuations, future policy benefits and claims including the valuation of embedded derivatives resulting from living benefit guarantees on variable annuity contracts expected to net settle, goodwill, provision for income taxes and valuation of deferred tax assets. Actual results could differ significantly from those estimates.

7

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Revenues and Benefits

Investment and universal life insurance products. Investment products are long-duration contracts that do not subject the Company to significant risk arising from mortality (the incidence of death) or morbidity (the incidence of disability resulting from disease or physical impairment). These include variable and fixed deferred annuity contracts in the accumulation phase with individuals and groups, as well as certain annuities without life contingencies. Universal life insurance products include long-duration insurance contracts that do not have fixed or guaranteed terms. These include universal life insurance, variable universal life insurance, COLI, bank-owned life insurance (“BOLI”) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, surrender charges and other policy charges earned and assessed against policy account balances during the period. Policy charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Assessments for services provided in future periods are recorded as unearned revenue and recognized as revenue over the periods benefited. Surrender charges are recognized as revenue upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

Traditional life insurance products. Traditional life insurance products include those products with fixed and guaranteed terms, primarily consisting of whole life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are generally recognized as revenue when due. For certain annuities with life contingencies, any excess of gross premium over the net premium is deferred and recognized with the amount of expected future benefits. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Future Policy Benefits and Claims

Investment and universal life insurance products. The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and for universal life insurance policies at the policy accrued account balance, which represents participants’ net deposits adjusted for investment performance, interest credited and applicable contract charges.

The Company offers guarantees which can include a return of no less than the total deposits made on the contract less any customer withdrawals, total deposits made on the contract less any customer withdrawals plus a minimum return, or the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees can also include benefits payable in the event of death, upon annuitization, upon periodic withdrawal or at specified dates during the accumulation period. Refer to Note 4 for further discussion of these guarantees.

As part of its valuation procedures, the Company makes an assumption of the expected utilization of guarantee benefits by participants. Guarantees that include a benefit that is wholly life contingent or is expected to be exercised upon annuitization are accounted for as insurance liabilities that accumulate over time. Guarantees that are expected to be exercised using a net settlement option are accounted for as embedded derivatives, which are required to be separated from, and valued apart from, the host variable annuity contracts.

Guarantees on variable annuity and fixed annuity products accounted for as insurance liabilities primarily include GMDB and certain GLWB. Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date, less the cumulative guaranteed benefit payments plus interest. The Company annually evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes, with a related charge or credit to benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions, including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC and other expenses. Refer to Note 4 for further discussion of these guarantees.

8

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Certain guaranteed minimum accumulation benefits (“GMAB”) and the GLWB that are expected to net settle on variable annuity products represent embedded derivatives which are held at fair value and include the present value of attributed fees. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivatives incorporate numerous, unobservable assumptions including, but not limited to, mortality, lapse rates, index volatility, benefit utilization and discounting. Benefit utilization includes a wait period (the number of years the policyholder is assumed to wait prior to beginning withdrawals once eligible) and efficiency of benefit utilization (the percent of the maximum permitted withdrawal that a policyholder takes). Discounting includes liquidity and non-performance risk (the risk that the liability will not be fulfilled) and affects the value at which the liability is transferred. The Company derives these inputs, which vary widely by product, attained age, policy duration, benefits in the money and the existence of surrender charges, from experience and industry data.

The Company offers certain indexed life insurance and annuity products for which the policyholders’ interest credits are based on market performance with caps and floors. The interest credits represent embedded derivatives within the insurance contract and therefore are required to be separated, and valued apart from, the host contracts. The embedded derivatives are held at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of interest credited. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivatives incorporate numerous unobservable assumptions including, but not limited to, mortality, lapse rates and index volatility.

The assumptions used to calculate the fair value of embedded derivatives are reviewed as part of an annual comprehensive study of assumptions. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary.

The Company offers certain universal life and variable universal life insurance products with no-lapse guarantees. Liabilities for these guarantees are calculated by multiplying the current benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date, less the cumulative guaranteed benefit payments plus interest. The Company annually evaluates its experience and assumptions and adjusts the benefit ratio as appropriate. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes with a related charge or credit to other benefits and claims in the period of evaluation. Determination of the expected benefit payments and assessments are based on a range of scenarios and assumptions, including those related to market rates of return and volatility, contract surrenders and mortality experience. The accounting for these guarantees impacts estimated gross profits used to calculate the balance and amortization of DAC and other expenses. Refer to Note 4 for further discussion of these guarantees.

Traditional life and other insurance products. The process of calculating reserve amounts for traditional life insurance products involves the use of a number of assumptions, including those related to persistency (the percentage of insurance policies remaining in-force from year to year), mortality, morbidity, interest rates (the rates expected to be paid or received on financial instruments) and certain other expenses.

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method, with weighted average interest rates of 6.6% and estimates of mortality, morbidity, investment yields and persistency that were used or being experienced at the time the policies were issued, with a provision for adverse deviation.

The liability for future policy benefits for certain annuities with life contingencies was calculated using the present value of future benefits and certain expenses, discounted using weighted average interest rates of 4.7% with a provision for adverse deviation.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liability for such funding agreements is recorded in future policy benefits and claims. The amount of collateralized funding agreements outstanding with the FHLB as of December 31, 2015 and 2014 was $2.3 billion and $1.8 billion, respectively. In connection with an FHLB requirement for funding agreements, the Company held $46 million and $35 million of FHLB stock as of December 31, 2015 and 2014, respectively.

9

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the original insurer from its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

Deferred Policy Acquisition Costs

The Company has deferred certain acquisition costs that are directly related to the successful acquisition of new and renewal insurance and investment contracts. The methods and assumptions used to amortize and assess recoverability of the DAC balance depend on the type of product.

Investment and universal life insurance products. For certain investment and universal life insurance products, DAC is amortized with interest over the lives of the policies in relation to the present value of estimated gross profits, which is determined primarily from projected interest margins, policy charges and net realized investment gains and losses, less policy benefits and other expenses. The DAC asset related to investment and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on available-for-sale securities, with the corresponding adjustment recorded in accumulated other comprehensive income (“AOCI”). This adjustment to DAC represents the change in amortization that would have been required as a charge or credit to earnings had such unrealized amounts been realized. DAC for investment and universal life insurance products is subject to recoverability testing in the year of policy issuance, and DAC for universal life insurance products is also subject to loss recognition testing at the end of each reporting period.

The assumptions used in the estimation of gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual comprehensive study of assumptions. The most significant assumptions that are involved in the estimation of future gross profits include future net general and separate account investment performance, surrender/lapse rates, interest margins, renewal premiums and mortality. Quarterly, consideration is given as to whether adjustments to these assumptions are necessary. The Company uses a reversion to the mean process to determine the assumption for the future net separate account investment performance. This process assumes different performance levels over the next three years, such that the separate account mean return, measured from the anchor date to the end of the life of the product, equals the long-term assumption. The Company’s long-term assumptions for net separate account investment performance consist of assumed gross returns of 10.5% for equity funds and 5.0% for fixed funds.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment and universal life insurance products and on their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company will record an increase or decrease in DAC amortization expense, which could be significant.

Traditional life insurance products. DAC is amortized with interest over the premium-paying period of the related policies in proportion to premium revenue recognized. These assumptions are consistent with those used in the calculation of liabilities for future policy benefits at issuance. DAC is evaluated for recoverability in the year of policy issuance, and loss recognition testing is conducted each reporting period.

Refer to Note 5 for discussion regarding DAC amortization and related balances.

Investments

Available-for-sale securities. Available-for-sale securities are reported at fair value, with unrealized gains and losses reported as a separate component of other comprehensive income, net of adjustments for DAC, future policy benefits and claims, policyholder dividend obligations and deferred federal income taxes. Realized gains and losses on sales of available-for-sale securities are recognized in income based on the specific identification method. Interest and dividend income is recognized when earned.

As of December 31, 2015 and 2014, 99% of fixed maturity securities were priced using externally sourced data. Independent pricing services are most often utilized (86% and 87% as of December 31, 2015 and 2014, respectively) to determine the fair value of securities for which market quotations are available. For these securities, the Company obtains the pricing services’ methodologies, pricing from additional sources, and classifies the investments accordingly in the fair value hierarchy.

10

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

A corporate pricing matrix is used in valuing certain corporate debt securities. The corporate pricing matrix was developed using publicly and privately available spreads for privately placed corporate securities with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular fixed maturity security to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular security.

Non-binding broker quotes are also utilized to determine the fair value of certain fixed maturity securities when deemed appropriate or when quotes are not available from independent pricing services or a corporate pricing matrix. These securities, consisting primarily of private placement corporate bonds, are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

When the collectability of contractual interest payments on fixed maturity securities is considered doubtful, such securities are placed in non-accrual status and any accrued interest is excluded from investment income. These securities are not restored to accrual status until the Company determines that future payment of principal and interest is probable.

The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total investments of the Company. Additionally, the Company may receive non-cash collateral, which would be recorded off-balance sheet. As of December 31, 2015 and December 31, 2014, the fair value of the securities received as collateral and recorded off balance sheet is $167 million and $0, respectively. The Company recognizes loaned securities in available-for-sale investments. A securities lending payable is recorded in other liabilities for the amount of cash collateral received. Net income received from securities lending activities is included in net investment income. As of December 31, 2015 and 2014, the fair value of loaned securities was $389 million and $254 million, respectively.

For investments in certain residential and commercial mortgage-backed securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method, based on prepayment assumptions and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

The Company periodically reviews its available-for-sale securities to determine if any decline in fair value to below amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss, reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

In assessing corporate debt securities for other-than-temporary impairment, the Company evaluates the ability of the issuer to meet its debt obligations, the value of the company or specific collateral securing the debt, the Company’s intent to sell the security and whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. The Company evaluates U.S. government, agencies and obligations of states and political subdivisions securities for other-than-temporary impairment by examining similar characteristics.

Mortgage-backed securities are assessed for impairment using default estimates based on loan level data, where available. Where loan level data is not available, a proxy based on collateral characteristics is used. The impairment assessment considers loss severity as a function of multiple factors, including unpaid balance, interest rate, mortgage insurance ratios, assessed property value at origination, change in property value, loan-to-value (“LTV”) ratio at origination and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration of the instrument’s position in the overall structure, to determine cash flows associated with the security.

11

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Certain asset-backed securities are assessed for impairment using expected cash flows based on various inputs, including default estimates based on the underlying corporate securities, historical and forecasted loss severities or other market inputs when recovery estimates are not feasible. When the collateral is regional bank and insurance company trust preferred securities, default estimates used to estimate cash flows are based on U.S. Bank Rating service data and broker research.

The Company evaluates its intent to sell on an individual security basis. Other-than-temporary impairment losses on securities when the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security prior to recovery of the security’s amortized cost basis are bifurcated, with the credit related portion of the impairment loss being recognized in earnings and the non-credit related portion of the impairment loss and any subsequent changes in the fair value of those debt securities being recognized in other comprehensive income, net of applicable taxes and other offsets. To estimate the credit related portion of an impairment loss recognized in earnings, the Company considers the present value of the cash flows. To the extent that the present value of cash flows generated by a debt security is less than the amortized cost, an other-than-temporary impairment is recognized through earnings.

It is possible that further declines in fair values of such investments, or changes in assumptions or estimates of anticipated recoveries and/or cash flows, may cause further other-than-temporary impairments, which could be significant.

The Company invests in fixed maturity securities that could qualify as variable interest entities (“VIEs”), including corporate securities, mortgage-backed securities and asset-backed securities. The Company is not the primary beneficiary of these securities as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s potential loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. These mortgage loans are further segregated into the following classes based on the unique risk profiles of the underlying property types: office, industrial, retail, apartment, hotel and other. Mortgage loans held-for-investment are held at amortized cost less a valuation allowance.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts, as the loans are usually collateral dependent.

The collectability and value of a mortgage loan are based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the commercial mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and either the fair value of the collateral less costs to sell or the present value of expected future cash flows, discounted at the loan’s market interest rate. Loan-specific reserve charges are recorded in net realized investment gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net realized investment gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on loan surveillance categories and property type classes, which reflects management’s best estimates of probable credit losses inherent in the portfolio of loans without specific reserves as of the balance sheet date. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, the composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded in net realized investment gains and losses.

Management evaluates the credit quality of individual commercial mortgage loans and the portfolio as a whole through a number of loan quality measurements, including but not limited to LTV and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. This process identifies commercial mortgage loans representing the lowest risk profile and lowest potential for loss and those representing the highest risk profile and highest potential for loss. These factors are updated and evaluated at least annually.

12

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Interest income on performing mortgage loans is recognized over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified. Loans are considered delinquent when contractual payments are 90 days past due.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Short-term investments. Short-term investments consist primarily of highly liquid mutual funds and government agency discount notes with maturities of twelve months or less at acquisition. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company are included in short-term investments on the consolidated balance sheets. The Company carries short-term investments at fair value.

Other investments. Other investments consist primarily of alternative investments in private equity, purchased tax credit funds and partnerships accounted for under the equity method, trading securities, equity securities and capital stock with the FHLB. The Company applies mark-to-market accounting to trading securities and recognizes changes in fair value in net realized investment gains and losses.

The Company holds investments in limited partnerships and similar entities including private equity funds, tax credit funds and real estate related funds. The Company applies the equity method of accounting to these investments as it does not have a controlling financial interest. The Company recognizes the change in equity method investments in net investment income. The Company’s unfunded commitments related to these investments were $315 million and $123 million as of December 31, 2015 and 2014, respectively. The carrying value of these investments was $199 million and $141 million as of December 31, 2015 and 2014, respectively.

The Company has sold $1.4 billion and $1.3 billion in Tax Credit Funds to unrelated third parties as of December 31, 2015 and 2014, respectively. The Company has guaranteed after-tax benefits to the third party investors through periods ending in 2031. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $720 million, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments and (3) the Company oversees the asset management of the deals.

In the normal course of business, the Company has relationships with VIEs. If the Company determines that it has a variable interest and is the primary beneficiary, it consolidates the VIE. The Company is the primary beneficiary if the Company has the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and the obligation to absorb losses or receive benefits from the entity that could be potentially significant to the VIE. This determination is based on a review of the entity’s contract and other deal-related information, such as the entity’s equity investment at risk, decision-making abilities, obligations to absorb economic risks and right to receive economic rewards of the entity. These consolidated VIEs are primarily made up of the Tax Credit Funds discussed above.

Net assets (controlling and noncontrolling interests) of all consolidated VIEs totaled $644 million and $640 million as of December 31, 2015 and 2014, respectively, and are included within the balance sheet primarily as other investments of $585 million, other assets of $113 million and other liabilities of $67 million as of December 31, 2015, and other investments of $580 million, other assets of $109 million and other liabilities of $75 million as of December 31, 2014. The Company’s general credit is not exposed to the creditors or beneficial interest holders of these consolidated VIEs. The results of operations and financial positions of each VIE for which the Company is the primary beneficiary, as well as the corresponding noncontrolling interests, are recorded in the consolidated financial statements. Ownership interests held by unrelated third parties in the consolidated VIEs are presented as noncontrolling interests in the equity section of the consolidated financial statements. Losses attributable to noncontrolling interests are excluded from the net income attributable to the Company on the consolidated statements of operations.

The Company is not required and does not intend to provide financial or other support outside of contractual requirements to any VIE.

13

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, futures contracts and options. Certain features embedded in the Company’s indexed products and certain variable annuity contracts require derivative accounting. All derivative instruments are held at fair value and are reflected as other assets or liabilities in the consolidated balance sheets.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels. In cases where observable inputs are not available, the Company will utilize non-binding broker quotes to determine fair value, and these instruments are classified accordingly in the fair value hierarchy. Price movements of these broker quotes are subject to validation and require approval from the Company’s management. Management uses models to internally value the instruments for comparison to the values received through broker quotes.

For derivatives that are not designated for hedge accounting, the gain or loss on the derivative is recognized in net realized investment gains and losses.

For derivative instruments that are designated and qualify for cash flow hedge accounting, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the same period or periods that the hedged transaction impacts earnings. The ineffective portion of the derivative’s change in value, if any, along with any of the derivative’s change in value that is excluded from the assessment of hedge effectiveness, are recorded in net realized investment gains and losses.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements, which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the consolidated balance sheets as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds, where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

14

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the period in which the change occurs.

Fair Value Option. The Company assesses the fair value option election for newly acquired assets or liabilities on a prospective basis. There are no material assets or liabilities for which the Company has elected the fair value option.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of less than three months.

Goodwill

In connection with business acquisitions, the Company recognizes goodwill as the excess of the purchase price or fair value of consideration exchanged over the fair values of tangible assets acquired, liabilities assumed and separately identified intangible assets. Goodwill is not amortized, but is evaluated for impairment at the reporting unit level annually. Goodwill of a reporting unit is tested for impairment on an interim basis, in addition to the annual evaluation, if an event occurs or circumstances change which would more likely than not reduce the fair value of a reporting unit below its carrying amount. If a reporting unit’s fair value is less than its carrying value, the Company will calculate implied goodwill. Goodwill is impaired at the reporting unit level if its carrying value exceeds the implied value of its goodwill.

The process of evaluating goodwill for impairment requires several judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, revenues and earnings and the selection of comparable companies used to develop market-based assumptions. The Company performed its 2015 annual impairment test and determined that no impairment was required. As of December 31, 2015 and 2014, there were no accumulated impairments.

Closed Block

In connection with the sponsored demutualization of Provident Mutual Life Insurance Company (“Provident”) prior to its acquisition by the Company, Provident established a closed block for the benefit of certain classes of individual participating policies that had a dividend scale payable in 2001. Assets were allocated to the closed block in an amount that produces cash flows which, together with anticipated revenues from closed block business, is reasonably expected to be sufficient to provide for (1) payment of policy benefits, specified expenses and taxes, and (2) the continuation of dividends throughout the life of the Provident policies included in the closed block based upon the dividend scales payable for 2001, if the experience underlying such dividend scales continues.

Assets allocated to the closed block benefit only the holders of the policies included in the closed block and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without the approval of the Pennsylvania Insurance Department and ODI. The closed block will remain in effect as long as any policy in the closed block is in force.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will increase. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from the Company’s assets outside of the closed block, which are general account assets.

The assets and liabilities allocated to the closed block are recorded in the Company’s consolidated financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date Provident was acquired by the Company represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income, for the benefit of stockholders, over the period the policies in the closed block remain in force.

If actual cumulative earnings exceed expected cumulative earnings, the expected earnings are recognized in income. This is because the excess actual cumulative earnings over expected cumulative earnings, which represents undistributed accumulated earnings attributable to policyholders, is recorded as a policyholder dividend obligation. Therefore, the excess will be paid to closed block policyholders as an additional policyholder dividend expense in the future unless it is otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, actual earnings will be recognized in income.

15

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized gains and losses on investments held outside of the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies. See Note 10 for further disclosure.

Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. In the separate account, investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds. Separate account assets are recorded at fair value based on the methodology that would be applicable to the underlying assets. The value of separate account liabilities is set to equal the fair value for separate account assets.

Federal Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, net operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce a deferred tax asset to the amount expected to be realized. Interest expense and any associated penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) are recorded as income tax expenses.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the consolidated financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as the lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

Effective January 1, 2015, the Company is included in the NMIC consolidated federal income tax return. Prior to 2015, NLIC filed a separate consolidated federal income tax return with its subsidiaries.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 3% of the Company’s life insurance in force in 2015 (4% in 2014 and 2013) and 35% of the number of life insurance policies in force in 2015 (37% in 2014 and 38% in 2013). The provision for policyholder dividends was based on the respective year’s dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

Subsequent Events

The Company evaluated subsequent events through February 23, 2016, the date the consolidated financial statements were issued.

(3)	Recently Issued Accounting Standards

Adopted Accounting Standards

On January 1, 2015, the Company adopted ASU 2014-04, which amends existing guidance in ASC 310, Receivables and ASC 360, Property, Plant and Equipment. The amended guidance provides clarification on the accounting for situations in which a creditor obtains collateral assets in satisfaction of all or part of a receivable. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

16

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

On January 1, 2015, the Company adopted ASU 2014-11, which amends existing guidance in ASC 860, Transfers and Servicing. The amended guidance amends certain criteria when evaluating effective control in certain repurchase agreement transactions and eliminates specific guidance on repurchase financing and requires that these transactions be treated in the same manner as repurchase transactions. Additionally, the amended guidance requires additional disclosures for repurchase agreements. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2015, the Company adopted ASU 2014-14, which amends ASC 310, Receivables. The amended guidance requires creditors to classify certain foreclosed government guaranteed mortgage loans as a receivable from the guarantor that is measured at the amount expected to be recovered under the guarantee, without treating the guarantee as a separate unit of account. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2015, the Company adopted ASU 2014-17, which amends ASC 805, Business Combinations. The amended guidance gives an acquired entity the option to apply pushdown accounting in its stand-alone financial statements. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

On January 1, 2015, the Company adopted ASU 2015-02, which amends existing guidance in ASC 810, Consolidation. The amended guidance changes the way reporting enterprises evaluate whether (a) they should consolidate limited partnerships and similar entities, (b) fees paid to a decision maker or service provider are variable interests in a variable interest entity (VIE), and (c) variable interests in a VIE held by related parties of the reporting enterprise require the reporting enterprise to consolidate the VIE. The adoption of this guidance had no impact on the Company’s consolidated financial statements.

Pending Accounting Standards

In January 2015, the FASB issued ASU 2015-01, which amends existing guidance in ASC 225, Income Statement. The amended guidance eliminates the concept of extraordinary items. The Company will adopt the ASU for annual periods beginning January 1, 2016. The guidance will have no material impact to the Company upon adoption.

In April 2015, the FASB issued ASU 2015-03, which amends existing guidance in ASC 835, Interest. The amended guidance presents debt issuance costs in the balance sheet as a direct deduction from the carrying amount of the corresponding debt liability. The Company will adopt the ASU for annual periods beginning January 1, 2016. The guidance will have no material impact to the Company upon adoption.

In May 2015, the FASB issued ASU 2015-07, which amends ASC 820, Fair Value Measurements. The amended guidance eliminates the requirement to categorize investments using net asset value as fair value within the fair value hierarchy. The Company will adopt the ASU for annual periods beginning January 1, 2016. The adoption of this guidance will result in changes to disclosures only.

In May 2015, the FASB issued ASU 2015-09, which amends ASC 944, Financial Services-Insurance. The amended guidance requires additional disclosures for short duration insurance contracts. The Company will adopt the ASU for annual periods beginning January 1, 2016. The guidance will have no material impact to the Company upon adoption.

In August 2015, the FASB issued ASU 2015-14, which amends ASC 606, Revenue from Contracts from Customers. The amended guidance defers the effective date of ASU 2014-09 for all entities by one year. The Company does not expect the adoption of this guidance to have any impact on the Company’s consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Liabilities. The amended guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. The Company will adopt the ASU for interim and annual periods beginning January 1, 2018. The Company is currently in the process of determining the impact of adoption.

(4)	Certain Long-Duration Contracts

Variable Annuity Contracts

The Company provides various forms of guarantees to benefit the related contractholders of variable annuity contracts issued through separate accounts. The Company provides four primary guarantee types: (1) GMDB, (2) GLWB, (3) GMAB and (4) guaranteed minimum income benefits (“GMIB”).

17

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The GMDB, offered on variable annuity contracts, provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it by having the death benefit paid into the contract and having a second death benefit paid upon the survivor’s death.

The GLWB, primarily offered in the Company’s Lifetime Income products, are living benefits that provide for enhanced retirement income security without the liquidity loss associated with annuitization. The withdrawal rates vary based on the age when withdrawals begin and are applied to a benefit base to determine the guaranteed lifetime income amount available to a contractholder. The benefit base is equal to the variable annuity premium at contract issuance and may increase as a result of a feature driven by minimum return and policy duration.

The GMAB, which was offered in the Company’s Capital Preservation Plus product, is a living benefit that provides the contractholder with a guaranteed return of deposits, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified time period, to drop the guarantee and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.

The GMIB, which was offered with several variable annuity contracts, is a living benefit that provides the contractholder with a guaranteed annuitization stream of income.

The following table summarizes information regarding variable annuity contracts with guarantees invested in general and separate accounts, as of the dates indicated (a contract may contain multiple guarantees):

	December 31, 2015				December 31, 2014
(in millions)	General account value	Separate account value	Net amount at risk[1]	Average age[2]	General account value	Separate account value	Net amount at risk[1]	Average age[2]
Contracts with GMDB:
Return of net deposits	$885	$24,452	$208	66	$872	$23,079	$21	65
Minimum return or anniversary contract value	1,817	31,511	1,133	70	1,918	33,662	292	69

Total contracts with GMDB	$2,702	$55,963	$1,341	68	$2,790	$56,741	$313	68

GLWB Minimum return or anniversary contract value[3]	$141	$32,187	$142	67	$135	$31,406	$195	66
GMAB Return of net deposits[3]	$19	$496	$2	66	$43	$1,177	$—	67
GMIB Minimum return or anniversary contract value	$46	$380	$1	67	$45	$451	$1	66

1	Net amount at risk is calculated on a policy-level basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit).
2	Represents the weighted average attained age of contractholders at the respective date.
3	Certain prior period amounts related to contracts with a hybrid accumulation/withdrawal benefit have been reclassified to conform with current period presentation.

18

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes the reserve balances for guarantees on variable annuity contracts, as of the dates indicated:

	December 31,
(in millions)	2015	2014
GMDB	$148	$76
GLWB[1]	$180	$185
GMAB[1]	$—	$(8)
GMIB	$2	$1

1	Certain prior period amounts related to contracts with a hybrid accumulation/withdrawal benefit have been reclassified to conform with current period presentation.

During 2015, the Company recognized a net decrease in the liability for future policy benefits and claims in conjunction with the annual comprehensive review of assumptions, primarily related to the Company’s assumption for participant benefit utilization of the net settlement option within the GLWB. The Company changed its estimate to reduce expected utilization of the net settlement option. For the year ended December 31, 2015, the change in estimate resulted in net realized investment gains of $187 million, an increase to benefits and claims of $164 million and lower amortization of deferred policy acquisition costs of $28 million.

Paid claims for GMDBs were $20 million and $11 million for the years ended December 31, 2015 and 2014, respectively.

Paid claims for GLWBs, GMABs and GMIBs were immaterial for the years ended December 31, 2015 and 2014.

The following table summarizes the account balances of deferred variable annuity contracts with guarantees invested in separate accounts, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Mutual funds:
Bond	$5,371	$5,280
Domestic equity	46,469	47,316
International equity	3,001	2,969

Total mutual funds	$54,841	$55,565
Money market funds	1,122	1,176

Total[1]	$55,963	$56,741

1	Excludes $31.3 billion as of December 31, 2015 and 2014 of separate account assets not related to deferred variable annuity contracts with guarantees, primarily attributable to retirement plan, variable universal life and COLI products.

Fixed Annuity Contracts

The Company offers certain fixed annuity products with GMDB and GLWB. As of December 31, 2015 and 2014, the general account value for contracts with GMDB was $2.7 billion and $351 million, respectively, which includes $1.4 billion and $185 million, respectively, of general account value relating to contracts that also have GLWB. The net amount at risk and reserve balances on these guarantees were immaterial as of December 31, 2015 and 2014. Paid claims for GMDB were immaterial for the years ended December 31, 2015 and 2014. There were no paid claims for GLWB during the years ended December 31, 2015 and 2014.

Universal and Variable Universal Life Insurance Contracts

The Company offers certain universal life and variable universal life insurance products with no-lapse guarantees. These no-lapse guarantees provide that a policy will not lapse so long as the policyholder makes minimum premium payments. The reserve balances on these guarantees were $548 million and $401 million as of December 31, 2015 and 2014, respectively. Paid claims on these guarantees were immaterial for the years ended December 31, 2015 and 2014.

19

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes information regarding universal and variable universal life insurance contracts with no-lapse guarantees invested in general and separate accounts, as of the dates indicated:

(in millions)	General account value	Separate account value	Adjusted insurance in force[1]	Average age[2]
December 31, 2015	$2,473	$2,053	$48,140	51
December 31, 2014	$1,954	$2,191	$41,484	51

1	The adjusted insurance in force is calculated on a policy-level basis and equals the respective guaranteed death benefit less the account value and reinsurance.
2	Represents the weighted average attained age of contractholders at the respective date.

(5)	Deferred Policy Acquisition Costs

The following table summarizes changes in the DAC balance, as of the dates indicated:

	December 31,
(in millions)	2015	2014	2013
Balance at beginning of year	$4,063	$3,778	$3,249
Capitalization of DAC	870	685	604
Amortization of DAC, excluding unlocks	(326)	(397)	(373)
Amortization of DAC related to unlocks	258	190	(1)
Adjustments to DAC related to unrealized gains and losses on available-for-sale securities	335	(193)	299

Balance at end of year	$5,200	$4,063	$3,778

During 2015, the Company recognized a decrease in DAC amortization of $258 million as a result of the annual comprehensive review of model assumptions and enhancements. The impact was primarily related to revisions made to the Company’s economic hedging strategies in conjunction with the change in estimate discussed in Note 4, as well as a decrease in the expected lapse rates for certain variable annuity products.

During 2014, the Company recognized a decrease in DAC amortization of $190 million as a result of the annual comprehensive review of model assumptions and enhancements. The updated assumptions were primarily related to the actual performance of the block of business since the prior year review and the expectations for lapses, partially offset by an update to the Company’s long-term assumptions for separate account investment performance.

During 2013, the net change in DAC amortization as a result of the annual comprehensive review of model assumptions was immaterial.

20

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(6)	Investments

Available-for-Sale Securities

The following table summarizes the amortized cost, unrealized gains and losses and fair value of available-for-sale securities, as of the dates indicated:

(in millions)	Amortized cost	Unrealized gains	Unrealized losses	Fair value
December 31, 2015
Fixed maturity securities:
U.S. government and agencies	$343	$59	$—	$402
Obligations of states, political subdivisions and foreign governments	2,137	241	11	2,367
Corporate public securities	23,174	868	752	23,290
Corporate private securities	5,082	203	115	5,170
Residential mortgage-backed securities	3,036	152	42	3,146
Commercial mortgage-backed securities	1,539	37	11	1,565
Asset-backed securities	1,685	19	74	1,630

Total fixed maturity securities	$36,996	$1,579	$1,005	$37,570
Equity securities	7	14	—	21

Total available-for-sale securities	$37,003	$1,593	$1,005	$37,591

December 31, 2014
Fixed maturity securities:
U.S. government and agencies	$448	$79	$—	$527
Obligations of states, political subdivisions and foreign governments	1,966	320	1	2,285
Corporate public securities	19,851	1,519	120	21,250
Corporate private securities	4,398	286	34	4,650
Residential mortgage-backed securities	3,694	190	45	3,839
Commercial mortgage-backed securities	1,431	74	3	1,502
Asset-backed securities	1,410	27	72	1,365

Total fixed maturity securities	$33,198	$2,495	$275	$35,418
Equity securities	6	15	—	21

Total available-for-sale securities	$33,204	$2,510	$275	$35,439

The fair value of the Company’s available-for-sale securities may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. The Company has the ability and intent to hold equity securities until recovery. The Company does not have the intent to sell, nor is it more likely than not that it will be required to sell, fixed maturity securities in an unrealized loss position.

21

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes the amortized cost and fair value of fixed maturity securities, by contractual maturity, as of December 31, 2015. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Amortized cost	Fair value
Fixed maturity securities:
Due in one year or less	$977	$982
Due after one year through five years	10,512	10,861
Due after five years through ten years	9,302	9,295
Due after ten years	9,945	10,091

Subtotal	$30,736	$31,229
Residential mortgage-backed securities	3,036	3,146
Commercial mortgage-backed securities	1,539	1,565
Asset-backed securities	1,685	1,630

Total fixed maturity securities	$36,996	$37,570

The following table summarizes the components of net unrealized gains and losses, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Net unrealized gains on available-for-sale securities, before adjustments and taxes[1]	$588	$2,235
Adjustment to DAC and other expense	(33)	(372)
Adjustment to future policy benefits and claims	(16)	(159)
Adjustment to policyholder dividend obligations	(67)	(120)
Deferred federal income tax expense	(156)	(548)

Net unrealized gains on available-for-sale securities	$316	$1,036

1	Includes net unrealized losses of $20 million and $9 million as of December 31, 2015 and 2014, respectively, related to the non-credit portion of other-than-temporarily impaired securities.

The following table summarizes the change in net unrealized gains and losses reported in accumulated other comprehensive income, for the years ended:

	December 31,
(in millions)	2015	2014
Balance at beginning of year	$1,036	$601
Unrealized gains and losses arising during the year:
Net unrealized (losses) gains on available-for-sale securities before adjustments	(1,662)	939
Non-credit impairments and subsequent changes in fair value of impaired debt securities	(11)	31
Net adjustment to DAC and other expense	339	(196)
Net adjustment to future policy benefits and claims	143	(70)
Net adjustment to policyholder dividend obligations	53	(35)
Related federal income tax benefit (expense)	401	(234)

Unrealized (losses) gains on available-for-sale securities	$(737)	$435
Less: Reclassification adjustment for net losses realized on available-for-sale securities, net of tax benefit ($9 and $0 as of
December 31, 2015 and 2014, respectively)	(17)	—

Net unrealized (losses) gains on available-for-sale securities	$(720)	$435

Balance at end of year	$316	$1,036

22

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes, by asset class, available-for-sale securities, in an unrealized loss position based on the amount of time each type of security has been in an unrealized loss position, as well as the related fair value, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Unrealized losses[1]
December 31, 2015
Fixed maturity securities:
Corporate public securities	$8,170	$455	$975	$297	$752
Corporate private securities	1,642	56	418	59	115
Asset-backed securities	654	7	756	67	74
Other	1,271	23	504	41	64

Total[2]	$11,737	$541	$2,653	$464	$1,005

December 31, 2014
Fixed maturity securities:
Corporate public securities	$1,642	$63	$1,578	$57	$120
Corporate private securities	589	27	256	7	34
Asset-backed securities	662	5	493	67	72
Other	268	2	688	47	49

Total[2]	$3,161	$97	$3,015	$178	$275

1	As of December 31, 2015 and 2014, there were $448 million and $66 million, respectively, of unrealized losses related to available-for-sale securities with a fair value to amortized cost ratio of less than 80%.
2	Represents 1,059 and 541 available-for-sale securities in an unrealized loss position as of December 31, 2015 and 2014, respectively.

The Company believes the unrealized losses on these available-for-sale securities represent temporary fluctuations in economic factors that are not indicative of other-than-temporary-impairment.

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Amortized cost:
Loans with non-specific reserves	$8,403	$7,279
Loans with specific reserves	19	17

Total amortized cost	$8,422	$7,296

Valuation allowance:
Non-specific reserves	$23	$21
Specific reserves	3	5

Total valuation allowance	$26	$26

Mortgage loans, net of allowance	$8,396	$7,270

The following table summarizes activity in the valuation allowance for mortgage loans, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Balance at beginning of year	$26	$35	$44
Current period provision[1]	2	(8)	(4)
Recoveries[2]	(2)	(1)	(5)

Balance at end of year	$26	$26	$35

23

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

1	Includes specific reserve provisions and all changes in non-specific reserves.
2	Includes recoveries on sales and increases in the valuation of loans with specific reserves.

Interest income recognized on commercial mortgage loans with a specific reserve was $2 million, $1 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively. The average recorded investment was $14 million, $16 million and $30 million for the years ended December 31, 2015, 2014 and 2013, respectively.

As of December 31, 2015 and 2014, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio. The Company had no mortgage loans 90 days or more past due and still accruing interest.

The following table summarizes the LTV ratio and DSC ratios of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total[1]	Greater than 1.00	Less than 1.00	Total[1]
December 31, 2015
Apartment	$2,791	$—	$2,791	$2,791	$—	$2,791
Industrial	1,221	25	1,246	1,193	53	1,246
Office	1,318	3	1,321	1,286	35	1,321
Retail	2,765	2	2,767	2,756	11	2,767
Other	297	—	297	297	—	297

Total[2]	$8,392	$30	$8,422	$8,323	$99	$8,422

December 31, 2014
Apartment	$2,267	$17	$2,284	$2,278	$6	$2,284
Industrial	1,165	35	1,200	1,137	63	1,200
Office	1,020	20	1,040	994	46	1,040
Retail	2,570	11	2,581	2,549	32	2,581
Other	191	—	191	191	—	191

Total[3]	$7,213	$83	$7,296	$7,149	$147	$7,296

1	While these loan quality measurements contribute to management’s assessment of relative credit risk in the commercial mortgage loan portfolio for the dates indicated, based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible.
2	As of December 31, 2015, the weighted average DSC ratios for the respective LTV ratio ranges above were 2.02 and 0.83, with a total weighted average DSC ratio of 2.02. As of December 31, 2015, the weighted average LTV ratios for the respective DSC ratio ranges above were 60% and 85%, with a total weighted average LTV ratio of 60%.
3	As of December 31, 2014, the weighted average DSC ratios for the respective LTV ratio ranges above were 1.94 and 0.90, with a total weighted average DSC ratio of 1.93. As of December 31, 2014, the weighted average LTV ratios for the respective DSC ratio ranges above were 60% and 90%, with a total weighted average LTV ratio of 60%.

While these loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio for the dates indicated, based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible.

Available-For-Sale Securities on Deposit, Held in Trust and Pledged as Collateral

Available-for-sale securities with a carrying value of $8 million were on deposit with various regulatory agencies as required by law as of December 31, 2015 and 2014. Additionally, available-for-sale securities with a carrying value of $538 million and $683 million were pledged as collateral to secure recoveries under reinsurance contracts and other funding agreements as of December 31, 2015 and 2014, respectively. These securities are primarily included in fixed maturity securities in the consolidated balance sheets.

24

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Net Investment Income

The following table summarizes net investment income, by investment type, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Fixed maturity securities, available-for-sale	$1,646	$1,575	$1,565
Mortgage loans	390	362	348
Alternative Investments	(56)	(32)	(68)
Policy loans	51	51	52
Other	12	3	11

Gross investment income	$2,043	$1,959	$1,908
Investment expenses	61	59	59

Net investment income	$1,982	$1,900	$1,849

Net Realized Investment Gains and Losses, Including Other-Than-Temporary Impairments

The following table summarizes net realized investment gains and losses, including other-than-temporary impairments, by source, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Net realized derivative gains (losses)	$120	$(1,087)	$705
Realized gains on sales	11	31	32
Realized losses on sales	(37)	(19)	(54)
Other	(11)	2	—

Net realized investment gains (losses) before other-than-temporary-impairments on fixed maturity securities	$83	$(1,073)	$683
Other-than-temporary-impairments on fixed maturity securities[1]	(1)	(5)	(5)

Net realized investment gains (losses), including other-than-temporary-impairments	$82	$(1,078)	$678

1	Other-than-temporary impairments on fixed maturity securities are net $2 million, $1 million and $6 million of non-credit losses included in other comprehensive income for the years ended December 31, 2015, 2014 and 2013, respectively.

Proceeds from the sale of available-for-sale securities were $466 million, $647 million and $1.1 billion during the years ended December 31, 2015, 2014 and 2013, respectively. Gross gains of $11 million, $17 million and $31 million and gross losses of $36 million, $10 million and $50 million were realized on sales of available-for-sale securities during the years ended December 31, 2015, 2014 and 2013, respectively.

The following table summarizes the cumulative credits losses, for the years ended:

(in millions)	December 31,
	2015	2014	2013
Cumulative credit losses at beginning of year[1]	$(254)	$(272)	$(289)
New credit losses	(1)	(2)	(3)
Incremental credit losses	—	(4)	(3)
Losses related to securities included in the beginning balance sold or paid down during the period	31	24	23

Cumulative credit losses at end of year[1]	$(224)	$(254)	$(272)

1	Cumulative credit losses are defined as amounts related to the Company’s credit portion of the other-than-temporary impairment losses on debt securities that the Company does not intend to sell and that it is not more likely than not the Company will be required to sell prior to recovery of the amortized cost basis.

(7)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

25

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company uses interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa. In addition, prior to expiry in June 2015, the Company engaged in an interest rate swap program, which was structured to provide an offset against the negative impact of higher interest rates on the Company’s statutory surplus position and to mitigate the negative impact of lower interest rates on certain guarantees related to variable annuity contracts.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures, options and total return swaps.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps, which are included in other derivative contracts in the following tables.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating these risks, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. In addition, the impact the Company’s exposure to credit risk could have on the effectiveness of the Company’s hedging relationships is considered. As of December 31, 2015 and 2014, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

The following table summarizes the fair value and related notional amounts of derivative instruments, as of the dates indicated:

	Derivative assets		Derivative liabilities
(in millions)	Fair value	Notional	Fair value	Notional
December 31, 2015
Derivatives designated and qualifying as hedging instruments	$86	$725	$2	$89
Derivatives not designated as hedging instruments:
Interest rate contracts[1]	$39	$875	$98	$1,059
Equity contracts	445	7,329	—	—
Total return swaps and other derivative contracts	—	77	6	2

Total derivatives[2]	$570	$9,006	$106	$1,150

December 31, 2014
Derivatives designated and qualifying as hedging instruments	$29	$381	$9	$176
Derivatives not designated as hedging instruments:
Interest rate contracts[1]	$2,602	$32,829	$2,611	$32,756
Equity contracts	411	5,990	—	—
Total return swaps and other derivative contracts	—	—	44	2,810

Total derivatives[2]	$3,042	$39,200	$2,664	$35,742

1	The decreases in the fair value and notional amounts of interest rate contracts are primarily a result of revisions made to the Company’s economic hedging strategies in conjunction with the change in estimate discussed in Note 4.
2	Fair value balance excludes accrued interest on derivative assets and liabilities of $10 and $11 million, respectively, for the year ended December 31, 2015. Fair value balance excludes accrued interest on derivative assets and liabilities of $243 million and $244 million, respectively, for the year ended December 31, 2014.

26

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Of the $570 million and $3.0 billion of fair value of total derivative assets at December 31, 2015 and 2014, $48 million and $2.6 billion, respectively, are subject to master netting agreements. The Company received $374 million and $535 million of cash collateral and held $99 million and $64 million, respectively, of securities as off-balance sheet collateral, resulting in an immaterial uncollateralized position as of December 31, 2015 and 2014. Of the $106 million and $2.7 billion of fair value of total derivative liabilities at December 31, 2015 and 2014, $48 million and $2.6 billion, respectively, are subject to master netting agreements. The Company posted $92 million and $330 million of cash collateral and pledged securities with a fair value of $64 million and $174 million, respectively, resulting in an immaterial uncollateralized position as of December 31, 2015 and 2014.

The following table summarizes gains and losses for derivative instruments recognized in net realized investment gains and losses in the consolidated statements of operations, for the years ended:

	December 31,
(in millions)	2015	2014	2013
Derivatives designated and qualifying as hedging instruments	$—	$—	$(1)
Derivatives not designated as hedging instruments:
Interest rate contracts	$(141)	$142	$(209)
Equity contracts	(257)	(79)	(776)
Total return swaps	(44)	(195)	(321)
Other derivative contracts	(6)	4	(9)
Net interest settlements	32	20	14

Total derivative losses[1]	$(416)	$(108)	$(1,302)
Change in embedded derivative liabilities and related fees[2]	$536	$(979)	$2,007

Net realized derivative gains (losses)	$120	$(1,087)	$705

1	Included in total derivative losses are economic hedging (losses) gains of $(402) million, $941 million and $(1.8) billion related to the guaranteed benefit annuity programs for the years ended December 31, 2015, 2014 and 2013, respectively. Also included are economic hedging gains (losses) of $52 million, $(1.0) billion and $645 million, respectively, related to the program that protects against the negative impact of higher interest rates on the Company’s statutory surplus position through expiry.
2	During 2015, the annual comprehensive review of model assumptions for the individual variable annuity business produced a favorable impact of $187 million for the year ended December 31, 2015, attributable to the change in estimate discussed in Note 4. During 2014 and 2013, the annual comprehensive review of model assumptions for the individual variable annuity business included a favorable impact for the years ended December 31, 2014 and 2013, primarily due to model enhancements and updated assumptions for discounting and benefit utilization, partially offset by mortality and lapse rates.

27

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(8)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2015:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$399	$1	$2	$402
Obligations of states, political subdivisions and foreign governments	63	2,304	—	2,367
Corporate public securities	—	23,142	148	23,290
Corporate private securities	—	4,226	944	5,170
Residential mortgage-backed securities	846	2,291	9	3,146
Commercial mortgage-backed securities	—	1,565	—	1,565
Asset-backed securities	—	1,505	125	1,630

Total fixed maturity securities, available-for-sale, at fair value	$1,308	$35,034	$1,228	$37,570
Other investments at fair value[1]	270	546	37	853

Investments at fair value	$1,578	$35,580	$1,265	$38,423

Derivative instruments - assets	—	125	445	570
Separate account assets	83,466	1,323	2,449	87,238

Assets at fair value	$85,044	$37,028	$4,159	$126,231

Liabilities
Future policy benefits and claims	$—	$—	$(65)	$(65)
Derivative instruments - liabilities	—	(100)	(6)	(106)

Liabilities at fair value	$—	$(100)	$(71)	$(171)

1	Other investments at fair value includes $66 million of trading securities as of December 31, 2015.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2015:

(in millions)	Fixed maturity securities[2]	Other investments	Derivative assets[3]	Separate account assets	Total assets at fair value	Liabilities at fair value[3]
Balance as of December 31, 2014	$1,267	$36	$411	$2,106	$3,820	$(264)
Net (losses) gains
In operations[1]	(6)	—	(46)	18	(34)	313
In other comprehensive income	(44)	—	—	—	(44)	—
Purchases	142	1	104	325	572	(144)
Sales	(162)	—	(24)	—	(186)	24
Transfers into Level 3	201	—	—	—	201	—
Transfers out of Level 3	(170)	—	—	—	(170)	—

Balance as of December 31, 2015	$1,228	$37	$445	$2,449	$4,159	$(71)

1	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized gains (losses) included in operations on assets and liabilities still held at the end of the year was $316 million for future policy benefits and claims, $(9) million for derivative assets, and $2 million for derivative liabilities.
2	Non-binding broker quotes were utilized to determine a fair value of $1.1 billion of total fixed maturity securities as of December 31, 2015.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.

Transfers into and out of Level 3 during the year ended December 31, 2015 are primarily due to certain corporate private securities priced using unobservable inputs to priced using observable inputs. There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

28

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Living Benefit Guarantees

The following table summarizes significant unobservable inputs used for fair value measurements for living benefits liabilities, included in future policy benefits and claims and classified as Level 3 as of December 31, 2015:

Unobservable Inputs	Range
Mortality	0.1% - 8%[2]
Lapse	0% - 35%
Wait period	0 yrs - 30 yrs[3]
Efficiency of benefit utilization[1]	60% - 100%
Discount rate[4]	See note 4 below
Index volatility	15% - 25%

1	The unobservable input is not applicable to GMABs.
2	Represents the mortality for the majority of business with living benefits, with policyholders ranging from 45 to 85.
3	A portion of the contractholders could never use the benefit, which would extend the range to an indeterminate period.
4	Incorporates the liquidity and non-performance risk adjustment. The liquidity spread takes into consideration market observables for spreads in illiquid assets. The non-performance risk adjustment reflects an additional spread over LIBOR determined by market observables for similarly rated public bonds.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the living benefits liability:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, benefit in-the-moneyness, tax status (i.e. qualified or non-qualified), interest rate levels, short-term equity market performance, partial withdrawal behavior and applicable surrender charges. All else being equal, policies that are in-the-money will have lower lapse rates than policies that are out-of-the-money, and policies that have a surrender charge present will have lower lapse rates than policies without a surrender charge.

The assumed wait period and the efficiency of utilization determine the timing and amount of living benefits withdrawals. These assumptions vary by the product type, age of the policyholder, policy size and policy duration. Many products have a bonus feature which enhances the guarantee on every policy anniversary for the first ten years so long as withdrawals have not commenced. All else being equal, policies commencing withdrawals at a time around the year ten bonus will have higher liability values than policies commencing withdrawals 20 years after issue or policies commencing withdrawals only one year after issue. In addition, policies that are assumed to withdraw the maximum permitted amount will have a higher liability value than a policy that is assumed to withdraw less than the maximum allowed amount.

A higher discount rate tends to decrease the value of the liability and a lower discount rate tends to increase the value of the liability.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

Indexed Products

The following table summarizes significant unobservable inputs used for fair value measurements for indexed universal life and indexed annuity products classified as Level 3 as of December 31, 2015:

Unobservable Inputs	Range
Mortality	0% - 4%¹
Lapse	0% -10%
Index volatility	15% - 25%

1	Represents the mortality for the majority of business, with policyholders ranging from 0 to 75.

The following changes in any of the significant unobservable inputs presented in the table above may result in a change in the fair value measurements of the indexed products:

Higher mortality rates tend to decrease the value of the liability and lower mortality rates tend to increase the value of the liability.

29

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Higher lapse rates tend to decrease the value of the liability and lower lapse rates tend to increase the value of the liability. Factors that impact the predicted lapse rate can include: age, policy duration, policy size, and applicable surrender charges. All else being equal, policies with a surrender charge present will have lower lapse rates than policies without a surrender charge.

Higher index volatility tends to increase the value of the liability and lower index volatility tends to decrease the value of the liability.

Separate Accounts

The Company’s separate account assets include an investment in a mutual fund with a non-readily determinable fair value. Net asset value has been used to estimate the fair value of this investment as a practical expedient. The investments are included in Level 3 as they may not be redeemed until the guarantee period expires in 2016. The investment strategy of this fund is to build a portfolio where the assets shall be sufficient to achieve a target portfolio value by the end of the guarantee period. The net asset value of this fund reported in separate account assets was $1.7 billion as of December 31, 2015 and 2014.

The following table summarizes assets and liabilities held at fair value on a recurring basis as of December 31, 2014:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Fixed maturity securities, available-for-sale:
U.S. government and agencies	$523	$1	$3	$527
Obligations of states, political subdivisions and foreign governments	66	2,219	—	2,285
Corporate public securities	—	21,158	92	21,250
Corporate private securities	—	3,659	991	4,650
Residential mortgage-backed securities	1,034	2,796	9	3,839
Commercial mortgage-backed securities	—	1,499	3	1,502
Other asset-backed securities	—	1,196	169	1,365

Total fixed maturity securities, available-for-sale, at fair value	$1,623	$32,528	$1,267	$35,418
Other investments at fair value[1]	42	899	36	977

Investments at fair value	$1,665	$33,427	$1,303	$36,395

Derivative instruments - assets	—	2,631	411	3,042
Separate account assets	84,583	1,387	2,106	88,076

Assets at fair value	$86,248	$37,445	$3,820	$127,513

Liabilities
Future policy benefits and claims at fair value	$—	$—	$(261)	$(261)
Derivative instruments - liabilities	—	(2,661)	(3)	(2,664)

Liabilities at fair value	$—	$(2,661)	$(264)	$(2,925)

1	Other investments at fair value includes $21 million of trading securities as of December 31, 2014.

30

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2014:

(in millions)	Fixed maturity securities[2]	Other investments	Derivative assets[3]	Separate account assets	Total assets at fair value	Liabilities at fair value[3]
Balance as of December 31, 2013	$1,088	$45	$343	$2,083	$3,559	$1,005
Net gains (losses)
In operations[1]	(5)	6	40	23	64	(1,269)
In other comprehensive income	21	1	—	—	22	—
Purchases	121	—	46	—	167	—
Sales	(241)	(16)	(18)	—	(275)	—
Transfers into Level 3	400	—	—	—	400	—
Transfers out of Level 3	(117)	—	—	—	(117)	—

Balance as of December 31, 2014	$1,267	$36	$411	$2,106	$3,820	$(264)

1	Net gains and losses included in operations are reported in net realized investment gains and losses and interest credited to policyholder accounts. The net unrealized gains on separate account assets are attributable to contractholders and therefore are not included in the Company’s earnings. The change in unrealized (losses) gains included in operations on assets and liabilities still held as of the end of the year was $(1.3) billion for future policy benefits and claims, $154 million for derivative assets and $6 million for other investments at fair value.
2	Non-binding broker quotes were utilized to determine a fair value of $1.1 billion of total fixed maturity securities as of December 31, 2014.
3	Non-binding broker quotes were utilized to determine a fair value of all Level 3 derivative assets and liabilities.

Transfers into and out of Level 3 during the year ended December 31, 2014 are primarily due to certain corporate private securities and other asset-backed securities, which changed pricing sources between broker quotes and independent pricing services. There were no transfers between Levels 1 and 2 during the year ended December 31, 2014.

Financial Instruments Not Carried at Fair Value

The following table summarizes the carrying value and fair value of the Company’s financial instruments not carried at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below.

	December 31, 2015				December 31, 2014
(in millions)	Carrying value	Fair value	Level 2	Level 3	Carrying value	Fair value	Level 2	Level 3
Assets
Investments:
Mortgage loans, net of allowance	$8,396	$8,462	$—	$8,462	$7,270	$7,616	$—	$7,616
Policy loans	$993	$993	$—	$993	$992	$992	$—	$992
Other investments	$71	$71	$—	$71	$60	$60	$—	$60

Liabilities
Investment contracts	$27,301	$25,822	$—	$25,822	$23,470	$21,742	$—	$21,742
Short-term debt	$400	$400	$—	$400	$660	$660	$—	$660
Long-term debt	$707	$941	$934	$7	$709	$1,069	$1,060	$9

Mortgage loans, net of allowance. The fair values of mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the consolidated balance sheets approximates fair value.

Other investments. Other investments not held at fair value consist of FHLB stock. The carrying amount reported in the consolidated balance sheets approximates fair value.

31

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

Short-term debt. The carrying amount reported in the consolidated balance sheets approximates fair value.

Long-term debt. The fair values for long-term debt are based on estimated market prices using observable inputs from similar debt instruments.

(9)	Goodwill

The following table summarizes changes in the carrying value of goodwill by segment for the years indicated:

(in millions)	Retirement Plans	Individual Products & Solutions - Life and NBSG	Total
Balance as of December 31, 2013[1]	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2014[1]	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2015[1]	$25	$175	$200

1	The goodwill balances have not been previously impaired.

32

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(10)	Closed Block

The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following table summarizes financial information for the closed block, as of the dates indicated:

	December 31,
(in millions)	2015	2014
Liabilities:
Future policyholder benefits	$1,637	$1,669
Policyholder funds and accumulated dividends	138	139
Policyholder dividends payable	21	22
Policyholder dividend obligation	99	152
Other policy obligations and liabilities	35	33

Total liabilities	$1,930	$2,015

Assets:
Fixed maturity securities, available-for-sale	$1,316	$1,336
Mortgage loans, net of allowance	235	272
Policy loans	146	149
Other assets	71	86

Total assets	$1,768	$1,843

Excess of reported liabilities over assets	162	172

Portion of above representing other comprehensive income:
(Decrease) increase in unrealized gain on fixed maturity securities, available-for-sale	$(53)	$35
Adjustment to policyholder dividend obligation	53	(35)

Total	$—	$—

Maximum future earnings to be recognized from assets and liabilities	$162	$172

Other comprehensive income:
Fixed maturity securities, available-for-sale:
Fair value	$1,316	$1,336
Amortized cost	1,249	1,216
Shadow policyholder dividend obligation	(67)	(120)

Net unrealized appreciation	$—	$—

33

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes closed block operations for the years ended:

	December 31,
(in millions)	2015	2014	2013
Revenues:
Premiums	$58	$61	$66
Net investment income	87	93	94
Realized investment gains	1	1	—
Realized losses credited to policyholder benefit obligation	(5)	(5)	(4)

Total revenues	$141	$150	$156

Benefits and expenses:
Policy and contract benefits	$122	$124	$123
Change in future policyholder benefits and interest credited to policyholder accounts	(33)	(34)	(29)
Policyholder dividends	40	43	44
Change in policyholder dividend obligation	(4)	(1)	3
Other expenses	1	2	(2)

Total benefits and expenses	$126	$134	$139

Total revenues, net of benefits and expenses, before federal income tax expense	$15	$16	$17
Federal income tax expense	5	6	6

Revenues, net of benefits and expenses and federal income tax expense	$10	$10	$11

Maximum future earnings from assets and liabilities:
Beginning of period	$172	$182	$193
Change during period	(10)	(10)	(11)

End of period	$162	$172	$182

Cumulative closed block earnings from inception through December 31, 2015, 2014 and 2013 were higher than expected as determined in the actuarial calculation. Therefore, policyholder dividend obligations (excluding the adjustment for unrealized gains on available-for-sale securities) were $32 million, $32 million and $28 million as of December 31, 2015, 2014 and 2013, respectively.

(11)	Short-Term Debt

The Company classifies debt as short-term if the maturity date at inception is less than one year.

The following table summarizes the carrying value of short-term debt and weighted average annual interest rates, as of the dates indicated:

	December 31,
(in millions)	2015	2014
$750 million commercial paper program (0.45% and 0.00%, respectively)[1]	$400	$—
$600 million commercial paper program (0.00% and 0.20%, respectively)[1]	—	264
$400 million revolving variable rate line of credit (0.00% and 1.57%, respectively)	—	396

Total short-term debt	$400	$660

1	On December 4, 2015, the Company renewed an agreement to increase its $600 million commercial paper program to $750 million.

In November 2015, the Company terminated its $400 million unsecured revolving promissory note and line of credit agreement with its parent company.

34

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

In March 2015, the Company renewed an agreement to extend its ability to borrow with the FHLB. This extension, which expires on March 25, 2016, allows the Company access to borrow up to $250 million, which would be collateralized by pledged securities. The Company had $6.7 billion and $8.5 billion in eligible collateral and no amounts outstanding under the agreement as of December 31, 2015 and 2014, respectively. Additionally, in connection with the agreement, NLIC purchased $10 million in capital stock with the FHLB.

On April 2, 2015, Nationwide Mutual Insurance Company (“NMIC”) and NLIC replaced their previous $600 million revolving credit facility with a new credit facility of $750 million, which expires on April 2, 2020. The Company had no amounts outstanding under this agreement as of December 31, 2015 and 2014.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. The Company had no amounts outstanding under this agreement as of December 31, 2015 and 2014.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2015 and 2014.

The amount of interest paid on short-term debt was immaterial in 2015, 2014 and 2013.

(12)	Long-Term Debt

The following table summarizes the carrying value of long-term debt, as of the dates indicated:

	December 31,
(in millions)	2015	2014
8.15% surplus note, due June 26, 2032, payable to NFS	$300	$300
7.50% surplus note, due December 17, 2031, payable to NFS	300	300
6.75% surplus note, due December 23, 2033, payable to NFS	100	100
Other	7	9

Total long-term debt	$707	$709

The Company made interest payments to NFS on surplus notes totaling $54 million for the years ended December 31, 2015, 2014 and 2013. Payments of interest and principal under the notes require the prior approval of the ODI.

35

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(13)	Federal Income Taxes

The following table summarizes the components of federal income tax expense (benefit) for the years ended:

	December 31,
(in millions)	2015	2014	2013
Current tax expense (benefit)	$76	$5	$(33)
Deferred tax expense (benefit)	217	(152)	346

Total tax expense (benefit)	$293	$(147)	$313

The following table summarizes how the total federal income tax expense (benefit) differs from the amount computed by applying the U.S. federal income tax rate to net income for the years ended:

	December 31,
	2015		2014		2013
(in millions)	Amount	%	Amount	%	Amount	%
Rate reconciliation:
Computed (expected tax expense (benefit))	$430	35%	$(46)	35%	$469	35%
Dividends received deduction	(118)	(10)%	(87)	66%	(112)	(8)%
Tax credits	(63)	(5)%	(53)	41%	(82)	(6)%
Other, net	44	4%	39	(30)%	38	2%

Total	$293	24%	$(147)	112%	$313	23%

The Company’s current federal income tax liability was $61 million and $18 million as of December 31, 2015 and 2014, respectively.

The Company made $33 million and immaterial payments for the years ended December 31, 2015 and 2014, respectively, and received a refund of $107 million for the year ended 2013.

During 2015 and 2014, the Company recorded a tax (benefit) expense of $(1) million and $16 million, respectively. These changes in estimates were primarily driven by differences in the Company’s separate account dividends received deduction (“DRD”) between the previous year’s estimate and the amount reported on the previous year’s tax return.

As of December 31, 2015, the Company had gross federal net operating loss carryforwards of $248 million, which expire in 2028. In addition, the Company had $218 million in low-income-housing credit carryforwards, which expire between 2024 and 2035, and $197 million in alternative minimum tax credit carryforwards, which have an unlimited carryforward. In addition, the Company had $68 million in foreign tax credit carryforwards which expire between 2019 and 2025. The Company expects to fully utilize all carryforwards.

36

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following table summarizes the tax effects of temporary differences that gave rise to significant components of the net deferred tax liability included in other liabilities in the consolidated balance sheets, as of the dates indicated:

	December 31,
(in millions)	2015	2014[1]
Deferred tax assets
Future policy benefits and claims	$825	$839
Tax credit carryforwards	483	355
Derivatives, including embedded derivatives	120	147
Other	411	439

Gross deferred tax assets	$1,839	$1,780
Valuation allowance	(17)	(17)

Gross deferred tax assets, net of valuation allowance	$1,822	$1,763

Deferred tax liabilities
Deferred policy acquisition costs	$1,502	$1,113
Available-for-sale securities	315	839
Other	249	209

Gross deferred tax liabilities	$2,066	$2,161

Net deferred tax liability	$244	$398

1	Prior year amounts primarily related to certain annuity and life insurance balances have been reclassified between future policy benefits, available-for-sale securities, derivatives, other assets and other liabilities to conform with current year presentation.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize the deferred tax assets for which the Company has not established valuation allowances.

The following table is a rollforward of the beginning and ending uncertain tax positions, including permanent and temporary differences, but excluding interest and penalties:

(in millions)	2015	2014	2013
Balance at beginning of period	$38	$36	$36
Additions for current year tax positions	1	3	2
Reductions for prior years tax positions	(3)	(1)	(2)

Balance at end of period	$36	$38	$36

The Company believes it is reasonably possible that the 2006 to 2010 IRS audit for the NLIC’s consolidated tax returns will be effectively settled within the next 12 months and as a result the liability for unrecognized tax benefits could decrease $15 million.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities through the 2010 tax year. In 2015, the IRS commenced an examination of the Company’s U.S. income tax returns for the years 2011 through 2012. Any adjustments that may result from IRS examination of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

37

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(14)	Statutory Financial Information

Statutory Results

The Company’s life insurance subsidiaries prepare their statutory financial statements in conformity with the statutory accounting practices prescribed and permitted by insurance regulatory authorities, subject to any deviations prescribed or permitted by the applicable state departments of insurance.

Olentangy Reinsurance, LLC (“Olentangy”), a special purpose financial captive insurance company subsidiary of NLAIC domiciled in the State of Vermont, was granted a permitted practice from the State of Vermont that increased NLAIC’s valuation of this subsidiary by $56 million and $66 million as of December 31, 2015 and 2014, respectively, which also allowed NLIC to admit additional deferred tax assets of $8 million and $10 million as of December 31, 2015 and 2014, respectively.

Eagle applies a prescribed practice from the State of Ohio that allows an alternative reserve basis on assumed liabilities, net of third party reinsurance, with respect to specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts issued and to be issued by NLIC. This prescribed practice decreased NLIC’s valuation of this subsidiary by $64 million as of December 31, 2015 and also reduced NLIC’s admitted deferred tax assets by $10 million.

Statutory accounting practices focus on insurer solvency and differ materially from GAAP primarily due to charging policy acquisition and other costs to expense as incurred, establishing future policy benefits and claims reserves based on different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The following table summarizes the statutory net income (loss) and statutory capital and surplus for the Company’s primary life insurance subsidiaries for the years ended:

	December 31,
(in millions)	2015	2014	2013
Statutory net income (loss)
NLIC	$167	$341	$262
NLAIC	$(99)	$(122)	$(103)

Statutory capital and surplus
NLIC	$4,567	$4,408	$3,550
NLAIC	$735	$691	$534

Dividend Restrictions

The payment of dividends by NLIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to notify the Ohio Superintendent of Insurance of all dividends prior to payment and must seek prior regulatory approval to pay a dividend or distribute cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer as of the prior December 31. During the years ended December 31, 2015, 2014 and 2013 NLIC did not pay any dividends to NFS. As of January 1, 2016, NLIC has the ability to pay dividends to NFS totaling $457 million without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

38

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Regulatory Risk-Based Capital

The National Association of Insurance Commissioners’ (“NAIC”) Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. NLIC, NLAIC, Olentangy and Eagle each exceeded the minimum RBC requirements for all periods presented.

(15)	Related Party Transactions

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, employees of the company participate in several benefit plans sponsored by NMIC, for which the Company has no legal obligations. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, claims counts, policies in force, direct written premium, paid losses, pro rate share of employees or their salaries, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

Effective January 1, 2015, the Company became party to a revised tax sharing agreement that reflects the new NMIC consolidated federal return group which includes its eligible life and non-life insurance company subsidiaries. The method of allocation among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. For the years ended December 31, 2015, 2014 and 2013, the Company was allocated costs from NMIC and NSC totaling $289 million, $275 million and $277 million, respectively.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.3 billion as of December 31, 2015 and 2014. Total revenues from these contracts were $129 million, $131 million and $137 million for the years ended December 31, 2015, 2014 and 2013, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $106 million for the year ended December 31, 2015 and $109 million for the years ended December 31, 2014 and 2013.

The Company may underwrite insurance policies for its agents, employees, officers and/or directors. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Under the enterprise cost sharing agreement, the Company has a cost sharing arrangement with NMIC to occupy office space. The Company made payments to NMIC of $18 million for the year ended December 31, 2015 and $16 million for the years ended December 31, 2014 and 2013.

NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Revenues ceded to NMIC for the years ended December 31, 2015, 2014 and 2013 were $209 million, $208 million and $179 million, respectively, while benefits, claims and expenses ceded during these years were $207 million, $217 million and $178 million, respectively.

39

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2015 and 2014, customer allocations to NFG funds totaled $59.1 billion and $58.1 billion, respectively. For the years ended December 31, 2015, 2014 and 2013, NFG paid the Company $196 million, $185 million and $163 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $501 million and $636 million as of December 31, 2015 and 2014, respectively.

Nationwide Bank has a line of credit agreement with NLIC that allows the Bank access to borrow up to $50 million from NLIC. The borrowing rate on the line of credit is equal to the daily Prime Rate. The Bank had no amounts outstanding under this agreement as of December 31, 2015 and 2014.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates were $63 million, $57 million and $54 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company provides financing to subsidiaries Nationwide Realty Investors, LTD, a subsidiary of NMIC. As of December 31, 2015 and 2014, the Company had notes receivable outstanding of $238 million and $142 million, respectively.

(16)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company’s legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company’s litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company’s consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company’s consolidated financial position or results of operations.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with NMIC insofar as any inquiry, examination or investigation encompasses NMIC’s operations.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks damages in an amount equivalent to some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief and attorneys’ fees. On November 6, 2009, the Court granted the plaintiffs’ motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District

40

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Court granted the plaintiffs’ motion for class certification. On December 11, 2014, the plaintiffs filed a 7th Amended Complaint adding another sub class of defendants that held trust platform products. On December 11, 2014 plaintiffs filed a motion for preliminary approval of settlement. On January 5, 2015, the Court signed the Order Preliminarily Approving Settlement and Approving Form and Manner of Notice. On March 31, 2015, the Court held a Fairness Hearing. On April 9, 2015, the Court entered the Final Order and Consent Judgment. The Company has paid the loss amount. In November 2015, the settlement administrator mailed settlement checks to class members. NFS has made adequate provision for all probable and reasonably estimable losses associated with this settlement.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(17)	Reinsurance

The following table summarizes the effects of reinsurance on life, accident and health insurance in force and premiums for the years ended:

	December 31,
(in millions)	2015	2014	2013
Premiums
Direct	$1,144	$1,178	$1,015
Assumed from other companies	—	—	—
Ceded to other companies	(358)	(347)	(291)

Net	$786	$831	$724

Life, accident and health insurance in force
Direct	$260,465	$241,936	$228,095
Assumed from other companies	5	5	6
Ceded to other companies	(60,976)	(59,588)	(58,310)

Net	$199,494	$182,353	$169,791

Amounts recoverable under reinsurance contracts totaled $647 million, $704 million and $675 million as of December 31, 2015, 2014 and 2013, respectively, and are included in other assets in the consolidated balance sheets.

(18)	Segment Information

Management views the Company’s business primarily based on its underlying products and uses this basis to define its four reportable segments: Individual Products and Solutions-Annuity, Retirement Plans, Individual Products and Solutions-Life and NBSG and Corporate and Other.

The primary segment profitability measure that management uses is a non-GAAP financial measure called pre-tax operating earnings (loss), which is calculated by adjusting income before federal income taxes to exclude: (1) certain changes in variable annuity liabilities and net realized investment gains and losses, except for operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges); (2) the adjustment to amortization of DAC related to certain changes in variable annuity liabilities and net realized investment gains and losses; and (3) net losses attributable to noncontrolling interest.

41

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

Individual Products and Solutions-Annuity

The Individual Products & Solutions - Annuity segment consists of individual annuity products marketed under the Nationwide DestinationSM and other Nationwide-specific or private label brands. Deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, deferred variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features, while deferred fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods. Immediate annuities differ from deferred annuities in that the initial premium is exchanged for a stream of income for a certain period and/or for the owner’s lifetime without future access to the original investment. The majority of assets and recent sales for the Individual Products & Solutions - Annuity segment consist of deferred variable annuities.

Retirement Plans

The Retirement Plans segment is comprised of the private and public sector retirement plans businesses. The private sector business primarily includes Internal Revenue Code (“IRC”) Section 401 qualified plans funded through fixed and variable group annuity contracts issued through NLIC. The public sector business primarily includes IRC Section 457 (b) and Section 401(a) governmental plans, both in the form of full-service arrangements that provide plan administration along with fixed and variable group annuities, as well as administration-only business. Across the public and private sector business Nationwide Investment Advisors managed account services are also available. The Retirement Plans segment also includes stable value wrap products and solutions.

Individual Products and Solutions-Life and NBSG

The Individual Products & Solutions - Life and NBSG segment consists of life insurance products, including individual variable universal life, COLI and BOLI products, traditional life insurance products, fixed universal life insurance products and indexed universal life insurance products. Life insurance products provide a death benefit and, for certain products, allow the customer to build cash value on a tax-advantaged basis.

Corporate and Other

The Corporate and Other segment includes certain non-operating changes in variable annuity liabilities and non-operating realized gains and losses, related amortization and other revenues and expenses not allocated to other segments. Additionally, this segment includes the funding agreements with the FHLB.

42

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

The following tables summarize the Company’s business segment operating results for the years ended:

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions- Life and NBSG	Corporate and Other	Total
December 31, 2015
Revenues:
Policy charges	$1,259	111	846	—	$2,216
Premiums	459	—	292	35	786
Net investment income	591	752	602	37	1,982
Non-operating changes in variable annuity liabilities and net realized investment losses[1]	—	—	—	(56)	(56)
Other revenues[2]	(76)	—	(7)	7	(76)

Total revenues	$2,233	$863	$1,733	$23	$4,852
Benefits and expenses:
Interest credited to policyholder accounts	$328	494	236	20	$1,078
Benefits and claims[3]	700	—	705	29	1,434
Amortization of DAC	13	7	115	(67)	68
Other expenses, net of deferrals	334	163	371	176	1,044

Total benefits and expenses	$1,375	$664	$1,427	$158	$3,624

Income before federal income taxes and noncontrolling interests	$858	199	306	(135)	$1,228

Less: certain non-operating changes in variable annuity liabilities and net realized investment gains (losses)[1]	—	—	—	56
Less: adjustment to amortization of DAC and other related expenses related to non-operating items above	—	—	—	(74)
Less: net loss attributable to noncontrolling interest	—	—	—	96

Pre-tax operating earnings (loss)	$858	$199	$306	$(57)

Assets as of year end	$73,370	$30,524	$30,650	$9,634	$144,178

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges).
2	Includes operating items discussed above.
3	Excludes certain non-operating changes in variable annuity liabilities.

43

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions- Life and NBSG	Corporate and Other	Total
December 31, 2014
Revenues:
Policy charges	$1,175	$107	$783	$—	$2,065
Premiums	518	—	284	29	831
Net investment income	546	750	565	39	1,900
Non-operating net realized investment gains, including other-than-temporary impairment losses[1]	—	—	—	(1,051)	(1,051)
Other revenues[2]	(38)	—	12	10	(16)

Total revenues	$2,201	$857	$1,644	$(973)	$3,729
Benefits and expenses:
Interest credited to policyholder accounts	$370	$482	$231	$13	$1,096
Benefits and claims	828	—	644	30	1,502
Amortization of DAC	120	(28)	122	(7)	207
Other expenses, net of deferrals	300	153	348	254	1,055

Total benefits and expenses	$1,618	$607	$1,345	$290	$3,860

Income before federal income taxes and noncontrolling interests	$583	$250	$299	$(1,263)	$(131)
Less: non-operating net realized investment gains, including other-than-temporary impairment losses[1]	—	—	—	1,051
Less: adjustment to amortization of DAC and other related expenses related to net realized investment gains and losses	—	—	—	(11)
Less: net loss attributable to noncontrolling interest	—	—	—	94

Pre-tax operating earnings (loss)	$583	$250	$299	$(129)

Assets as of year end	$72,429	$30,744	$29,322	$11,029	$143,524

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges).
2	Includes operating items discussed above.

44

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2015, 2014 and 2013 Consolidated Financial Statements

(in millions)	Individual Products and Solutions- Annuity	Retirement Plans	Individual Products and Solutions- Life and NBSG	Corporate and Other	Total
December 31, 2013
Revenues:
Policy charges	$1,021	$101	$727	$—	$1,849
Premiums	416	—	282	26	724
Net investment income	546	743	544	16	1,849
Non-operating net realized investment gains, including of other-than-temporary impairment losses[1]	—	—	—	783	783
Other revenues[2]	(109)	—	6	15	(88)

Total revenues	$1,874	$844	$1,559	$840	$5,117
Benefits and expenses:
Interest credited to policyholder accounts	$377	$473	$213	$4	$1,067
Benefits and claims	694	—	636	24	1,354
Amortization of DAC	185	(2)	125	66	374
Other expenses, net of deferrals	295	151	347	188	981

Total benefits and expenses	$1,551	$622	$1,321	$282	$3,776

Income before federal income taxes and noncontrolling interests	$323	$222	$238	$558	$1,341
Less: non-operating net realized investment gains, including other-than-temporary impairment losses[1]	—	—	—	(783)
Less: adjustment to amortization of DAC and other related expenses related to net realized investment gains and losses	—	—	—	70
Less: net loss attributable to noncontrolling interest	—	—	—	82

Pre-tax operating earnings (loss)	$323	$222	$238	$(73)

Assets as of year end	$68,805	$29,904	$27,183	$7,553	$133,445

1	Excluding operating items (trading portfolio realized gains and losses, trading portfolio valuation changes and net realized gains and losses related to certain product hedges).
2	Includes operating items discussed above.

45

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I        Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2015 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities, available-for-sale:
Bonds:
U.S. government and agencies	$343	$402	$402
Obligations of states, political subdivisions and foreign governments	2,136	2,367	2,367
Public utilities	3,411	3,495	3,495
All other corporate, mortgage-backed and asset-backed securities	31,106	31,306	31,306

Total fixed maturity securities, available-for-sale	$36,996	$37,570	$37,570
Equity securities, available-for-sale:
Common stocks:
Industrial, miscellaneous and all other	$7	$17	$17
Nonredeemable preferred stocks	—	4	4

Total equity securities, available-for-sale	$7	$21	$21
Trading assets	72	67	67
Mortgage loans, net of allowance	8,422		8,396	[1]
Policy loans	993		993
Other investments	855		855
Short-term investments	766		766

Total investments	$48,111		$48,668

1	Difference from Column B primarily is attributable to valuation allowances due to impairments on mortgage loans (see Note 6 to the audited consolidated financial statements).

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

46

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III        Supplementary Insurance Information

As of December 31, 2015, 2014 and 2013 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses	Unearned premiums[1]	Other policy claims and benefits payable[1]	Premium revenue
2015
IPS - Annuity	$3,070	$15,160			$459
Retirement Plans	222	15,940			—
IPS - Life and NBSG	1,937	11,582			292
Corporate and Other	(29)	2,715			35

Total	$5,200	$45,397			$786

2014
IPS - Annuity	$2,495	$12,619			$518
Retirement Plans	216	14,905			—
IPS - Life and NBSG	1,717	10,763			284
Corporate and Other	(365)	2,443			29

Total	$4,063	$40,730			$831

2013
IPS - Annuity	$2,214	$10,985			$416
Retirement Plans	179	14,313			—
IPS - Life and NBSG	1,557	10,068			282
Corporate and Other	(172)	1,399			26

Total	$3,778	$36,765			$724

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses[2]	Premiums written
2015
IPS - Annuity	$591	$1,257	$13	334
Retirement Plans	752	494	7	163
IPS - Life and NBSG	602	941	115	371
Corporate and Other	37	48	(67)	176

Total	$1,982	$2,740	$68	$1,044

2014
IPS - Annuity	$546	$1,198	$120	$300
Retirement Plans	750	482	(28)	153
IPS - Life and NBSG	565	875	122	348
Corporate and Other	39	43	(7)	254

Total	$1,900	$2,598	$207	$1,055

2013
IPS - Annuity	$546	$1,071	$185	$295
Retirement Plans	743	473	(2)	151
IPS - Life and NBSG	544	849	125	347
Corporate and Other	16	28	66	188

Total	$1,849	$2,421	$374	$981

1	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
2	Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

47

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV        Reinsurance

As of December 31, 2015, 2014 and 2013 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount
2015
Life, accident and health insurance in force	$260,465	$(60,976)	$5	$199,494
Premiums:
Life insurance[1]	$842	$(56)	$—	$786
Accident and health insurance	302	(302)	—	—

Total	$1,144	$(358)	$—	$786

2014
Life, accident and health insurance in force	$241,936	$(59,588)	$5	$182,353
Premiums:
Life insurance[1]	$888	$(57)	$—	$831
Accident and health insurance	290	(290)	—	—

Total	$1,178	$(347)	$—	$831

2013
Life, accident and health insurance in force	$228,095	$(58,310)	$6	$169,791
Premiums:
Life insurance[1]	$783	$(59)	$—	$724
Accident and health insurance	232	(232)	—	—

Total	$1,015	$(291)	$—	$724

1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

48

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V        Valuation and Qualifying Accounts

Years ended December 31, 2015, 2014 and 2013 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts	Deductions[1]	Balance at end of period
2015
Valuation allowances - mortgage loans	$26	$2	$—	$(2)	$26

2014
Valuation allowances - mortgage loans	$35	$(8)	$—	$(1)	$26

2013
Valuation allowances - mortgage loans	$44	$(4)	$—	$(5)	$35

1	Amounts generally represent payoffs, sales and recoveries.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

49

PART C. OTHER INFORMATION
Item 26. Exhibits
(a)	Board of Directors Resolutions
(1)	Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(2)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(3)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(4)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(5)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(6)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(7)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 25, 2000.
(8)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 25, 2000.
(9)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to corresponding exhibits to the initial filing of the Form N-4 registration statement (File No. 333-58308) for Provident Mutual Life Insurance Company, filed on April 5, 2001.
(10)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 19, 2002.

(11)	Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Subaccounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No.333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts
(1)	Underwriting Agreement among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, Nationwide Investment Services Corporation, and Nationwide Provident Variable Separate Accounts. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 16 to the Form N-6 registration statement (File No. 333-71763) for Nationwide Life Insurance Company of America, filed on April 29, 2009.
(2)	Distribution Agreement by and among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, and 1717 Capital Management Company. Incorporated herein by reference to document "exhibitc2.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
(3)	Assignment and Assumption of Distributor's Interest Under Distribution Agreement by and between Nationwide Securities, LLC and Nationwide Investment Services Corporation. Incorporated herein by reference to document "exhibitc3.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
(d)	Contracts
(1)	Individual Flexible Premium Adjustable Variable Life Insurance Policy (Form VL101). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.
(2)	Children's Term Rider (Form C306). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Providentmutual Life and Annuity Company of America filed on May 1, 1998.
(3)	Convertible Term Life Rider (Form C308). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(4)	Extension of Final Policy Date Rider (Form C822). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(5)	Section 403(b) Rider (C827). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(6)	Change of Insured Rider (Form C901). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(7)	Disability Waiver Benefit Rider (Form R1901). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.
(8)	Disability Waiver of Premium Benefit Rider (Form C903). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form N-4 registration statement (File No. 033-65512) for Provident Mutual Life and Annuity Company of America filed on May 1, 1998.
(9)	Accelerated Death Benefit Rider (C/D904). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.

(10)	Guaranteed Minimum Death Benefit Rider (Form C320). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-55470) for Provident Mutual Life Insurance Company, filed on May 1, 1998.
(11)	Additional Insurance Benefit Rider (R2308). Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 333-67775) for Providentmutual Life and Annuity Company of America, filed on March 4, 1999.
(12)	Long Term Care Acceleration Benefit Rider (Form R1100). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
(13)	Long Term Care Extended Insurance Benefit Rider (Form R1102). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
(14)	Long Term Care Waiver Benefit Rider (Form R1101). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
(15)	Accelerated Death Benefit Rider (Form R1904). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
(e)	Applications
(1)	Form of Application (Form A3 and Form A4). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-67775) for Provident Mutual Life and Annuity Company of America, filed on April 24, 2000.
(2)	Supplemental Application for Flexible Premium. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 033-42133) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(3)	Initial Allocation Selection. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-2625) for Provident Mutual Life Insurance Company filed on May 1, 1998.
(4)	Supplemental Application for Long Term Care Benefits (A624.01). Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on February 8, 2001.
(5)	Initial Allocation Schedule (A64 1.03). Incorporated herein by reference to corresponding exhibits to post-effective amendment no. 7 to the Form N-6 registration statement (File No. 333-71763) for Nationwide Life Insurance Company of America, filed on April 24, 2003.
(f)	Depositor's Certificate of Incorporation and By-Laws
(1)	Amended Articles of Incorporation for Nationwide Life Insurance Company. Incorporated herein by reference to document "exhibitf1.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
(2)	Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Incorporated herein by reference to document "exhibitf2.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
(3)	Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31 2009. Incorporated herein by reference to document "exhibitf3.htm" to initial registration statement (File No. 333-164120) for Nationwide Life Insurance Company, filed on January 4, 2010.
(g)	Reinsurance Contracts
(1)	Single Life Permanent Pool (ERC). Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.

(2)	Single Life Permanent Pool (RGA). Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(3)	Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(4)	Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(5)	Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(6)	Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(7)	Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(8)	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(9)	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(10)	YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(11)	YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.
(h)	Form of Participation Agreements.
(1)	Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(2)	Fund Participation Agreement with Fred Alger Management, Inc. and Fred Alger and Company, Inc. dated October 1, 2004. Incorporated herein by reference to corresponding exhibits to post-effective amendment number 3 to the Form N-6 registration statement (File No. 333-164118) for Nationwide Life Insurance Company, filed on April 26, 2011.

(3)	Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
(4)	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc. dated September 15, 2004, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(5)	Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.) dated April 13, 2004, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
(6)	Restated and Amended Fund Participation Agreement with The Dreyfus Corporation dated January 27, 2000, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(7)	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp. dated April 1, 2006, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(8)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund dated May 1, 1988, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(9)	Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. dated May 1, 2003, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(10)	Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series, dated December 31, 1999. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(11)	Fund Participation Agreement, Service II Shares, with Janus Aspen Series, dated May 5, 2002. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(12)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust) dated May 2, 2005, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(13)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2006, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(14)	Fund Participation Agreement with Neuberger Berman Advisers Management Trust / Lehman Brothers Advisers Management Trust (formerly, Neuberger Berman Advisers Management Trust) dated January 1, 2007. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.

(15)	Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(16)	Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Fund Distributors, LLC dated March 28, 2002, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
(17)	Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P., dated February 1, 2002. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
(18)	Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc. dated October 1, 2002, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(19)	Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management, Inc. dated February 1, 2002, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-140608) for Nationwide Life and Annuity Insurance Company, filed on July 17, 2007.
(20)	Fund Participation Agreement Van Eck Investment Trust, Van Eck Associates Corporation, Van Eck Securities Corporation dated September 1, 1989, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
(21)	Fund Participation Agreement with Waddell & Reed Services Company, Waddell & Reed, Inc., and W&R Target Funds, Inc. dated December 1, 2000, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
(22)	Fund Participation Agreement with Wells Fargo Management, LLC, Stephens, Inc. dated November 15, 2004, as amended. Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 3 to the Form N-6 registration statement (File No. 333-137202) for Nationwide Life Insurance Company, filed on September 27, 2007.
(23)	Fund Participation Agreement among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Nationwide Financial Services, Inc., and MFS Fund Distributors, Inc., dated May 2, 2011. Incorporated herein by reference to Post-Effective Amendment No. 15, filed on April 16, 2015, File No. 333-149213.
(i)	Administrative Contracts. Not applicable.
(j)	Other Material Contracts. Not applicable.
(k)	Legal Opinion. Previously filed with registration statement (333-164120) on January 4, 2010, as document "exhibitk.htm" and hereby incorporated by reference.
(l)	Actuarial Opinion. Not applicable.
(m)	Calculations. Not applicable.
(n)	Other Opinions.
(1)	Consent of Independent Registered Public Accounting Firm. Attached hereto.
(o)	Omitted Financial Statements. Not applicable.
(p)	Initial Capital Agreements. Not applicable.
(q)	Redeemability Exemption. Previously filed with registration statement (333-164120) on April 27, 2010, as document "item26q.htm" and hereby incorporated by reference.

(99)	Power of Attorney. Attached hereto.

Item 27. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215
President and Chief Operating Officer and Director	Kirt A. Walker
Executive Vice President-Chief Legal and Governance Officer	Mark Howard
Senior Vice President-President, Nationwide Growth Solutions	Terri L. Hill
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Human Resources Officer	Gale V. King
Executive Vice President	Mark A. Pizzi
Executive Vice President and Director	Mark R. Thresher
Senior Vice President	Harry H. Hallowell
Senior Vice President and Treasurer	David LaPaul
Senior Vice President-Chief Compliance Officer	Sandra L. Rich
Senior Vice President-Chief Financial Officer and Director	Timothy G. Frommeyer
Senior Vice President-CIO Enterprise Applications	Michael A. Richardson
Senior Vice President-CIO NF Systems	Susan J. Gueli
Senior Vice President-NW Retirement Plans and Director	John L. Carter
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Individual Products & Solutions and Director	Eric S. Henderson
Senior Vice President-Investment Management Group	Michael S. Spangler
Senior Vice President-CIO CL & Agency	Tammy Craig
Senior Vice President-Nationwide Financial	Steven C. Power
Senior Vice President-Nationwide Financial Network	Peter A. Golato
Senior Vice President-NF Legal	Rae Ann Dankovic
Senior Vice President-NF Distribution and Sales	David L. Giertz
Senior Vice President-NI Enterprise Brand Marketing	Michael A. Boyd
Senior Vice President- NF Marketing	Jennifer B. MacKenzie
Senior Vice President-Marketing Services	Tiffanie Hiibner
Director	Stephen S. Rasmussen
Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware	The company is an insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a registered broker-dealer.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Bank	Federal	This is a federally savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan Act of 1933.
Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
Nationwide Life Insurance Company[2]	Ohio	A stock corporation. The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma	This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.
Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Life Reo Holdings, LLC[3]	Ohio	The company is an investment holding company.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-A2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-B2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Registered Investment Advisors Services, Inc.[3]	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[3,4]	Delaware	The trust acts as a registered investment advisor.
[1]	This subsidiary/entity is controlled by its immediate parent through contractual association.
[2]	This subsidiary/entity files separate financial statements.
[3]	Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
[4]	This subsidiary/entity is a business trust.
Item 29. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
(a)	NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

MFS Variable Account	Nationwide VA Separate Account-C

Multi-Flex Variable Account	Nationwide VA Separate Account-D
Nationwide Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account-II	Nationwide VLI Separate Account-2
Nationwide Variable Account-3	Nationwide VLI Separate Account-3
Nationwide Variable Account-4	Nationwide VLI Separate Account-4
Nationwide Variable Account-5	Nationwide VLI Separate Account-5
Nationwide Variable Account-6	Nationwide VLI Separate Account-6
Nationwide Variable Account-7	Nationwide VLI Separate Account-7
Nationwide Variable Account-8	Nationwide VL Separate Account-A
Nationwide Variable Account-9	Nationwide VL Separate Account-C
Nationwide Variable Account-10	Nationwide VL Separate Account-D
Nationwide Variable Account-11	Nationwide VL Separate Account-G
Nationwide Variable Account-12	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VA Separate Account A
Nationwide Variable Account-14	Nationwide Provident VLI Separate Account 1
Nationwide VA Separate Account-A	Nationwide Provident VLI Separate Account A
Nationwide VA Separate Account-B
(b)	Directors and Officers of NISC:

President	Robert O. Cline
Vice President-Chief Compliance Officer	James J. Rabenstine
Vice President and Treasurer	John A. Reese
Vice President-Tax	Daniel P. Eppley
Associate Vice President and Secretary	Kathy R. Richards
Associate Vice President and Assistant Secretary	Parag H. Shah
Associate Vice President-Nationwide Financial Services Distribution Compliance	Valerie Hamilton
Associate Vice President and Assistant Treasurer	J. Morgan Elliott
Associate Vice President and Assistant Treasurer	David A. Connor
Director	John L. Carter
Director	Eric S. Henderson
Director	David L. Giertz
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
(c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 31. Location of Accounts and Records
Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 32. Management Services
Not Applicable
Item 33. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 14, 2016.
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 14, 2016.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President – Nationwide Retirement Plans and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact